VANGUARD(R) VARIABLE INSURANCE FUND
MONEY MARKET AND BOND PORTFOLIOS

[PHOTO]

ANNUAL REPORT
DECEMBER 31, 2001




MONEY MARKET PORTFOLIO
SHORT-TERM CORPORATE PORTFOLIO
HIGH-GRADE BOND PORTFOLIO
HIGH YIELD BOND PORTFOLIO


[THE VANGUARD GROUP LOGO]

PERSPECTIVE

Maintaining a long-term investment perspective isn't easy. Perhaps that's why it has proven to be so rewarding.

    With news, information, and opinion constantly bombarding us, the temptation to buy or sell--to do something--is powerful. Yet such activity is often counterproductive. Emotions can lead us to big mistakes, like jumping into a hot investment we know little about or selling a sound long-term holding when it sags for a while.

    The actions we recommend are quite simple.

    First, take the time to decide on a mix of stocks, bonds, and cash investments that makes sense for you. Take into account your investment time horizon, your goals, and your ability and willingness to ride out market fluctuations. Write this mix down--it's your investment plan.

    Second, use low-cost, widely diversified mutual funds to carry out your asset allocation.

    Third, stick with your plan, unless there's a major change in your time horizon, goals, or financial situation. Don't "play the market"--and if you feel you must, don't risk more than a tiny percentage of your assets.

    Finally, if market news, the opinions of "experts," or the hope of a big score tempts you to act, consult your plan. It may help you keep a long-term perspective.



                                   CONTENTS

                           LETTER FROM THE CHAIRMAN
                                      1

                          REPORTS FROM THE ADVISERS
                                      6

                              PORTFOLIO PROFILES
                                      11

                         GLOSSARY OF INVESTMENT TERMS
                                      15

                            PERFORMANCE SUMMARIES
                                      16

                             FINANCIAL STATEMENTS
                                      20

                          ADVANTAGES OF VANGUARD.COM
                                      34

SUMMARY

- The Vanguard Variable Insurance Fund's money market and bond portfolios posted relatively flat returns during the three months ended December 31, 2001, with the exception of the High Yield Bond Portfolio, which gained 3.7%.

- Because of a change in the fiscal year for the Vanguard Variable Insurance Fund, this report covers only the last three months of 2001.

- Bond prices generally fell in the fourth quarter, reversing the course they had followed for most of 2001.

LETTER from the CHAIRMAN


    [PHOTO]
JOHN J. BRENNAN

Dear Planholder,

During VANGUARD(R) VARIABLE INSURANCE FUND's abbreviated 2001 fiscal year covering October 1 through December 31, prices for fixed income securities mostly stayed flat or declined. Prices for high-yield bonds, however, rose. The fund's money market and bond portfolios posted three-month returns ranging from -0.4% for the High-Grade Bond Portfolio to 3.7% for the High Yield Bond Portfolio. The portfolios' performance relative to comparative measures during the fourth quarter was mixed, as shown by the table below.

     The fiscal year-end for the Vanguard Variable Insurance Fund was moved from September 30 to December 31 to align its reporting period with those of most funds in the variable annuity and insurance industry. Because of the change, this report covers the three months since the end of your portfolio's previous fiscal year. In the future, you will receive a semiannual report covering the 6-month period through each June and an annual report covering the 12 months through December.


-----------------------------------------------------------
TOTAL RETURNS             3 MONTHS ENDED    12 MONTHS ENDED
                           DEC. 31, 2001      DEC. 31, 2001
-----------------------------------------------------------
MONEY MARKET PORTFOLIO*
  (SEC 7-day Annualized
  Yield: 2.28%)                   0.7%             4.4%
Average Money Market Fund**       0.5              3.4
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index        0.7              4.1
-----------------------------------------------------------

SHORT-TERM CORPORATE PORTFOLIO    0.0%             7.9%
Average 1-5 Year
  Investment-Grade Fund**         0.1              7.2
Lehman 1-5 Year
  U.S. Credit Index               0.4              9.7
-----------------------------------------------------------

HIGH-GRADE BOND PORTFOLIO        -0.4%             8.3%
Average Intermediate
  U.S. Government Fund**         -0.5              6.9
Lehman Aggregate Bond Index       0.1              8.4
-----------------------------------------------------------

HIGH YIELD BOND PORTFOLIO         3.7%             3.3%
Average High Current Yield Fund** 5.3              1.8
Lehman High Yield Index           5.8              5.3
-----------------------------------------------------------

 *An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the portfolio.
**Derived from data provided by Lipper Inc.


     The table presents the 3-month and 12-month returns for each portfolio, the average mutual fund in its category, and each portfolio's unmanaged benchmark index. The Performance Summaries on pages 16-19 detail the year-to-year results of the portfolios relative to their benchmarks. The table following this letter provides information for the three months on each portfolio's per-share net asset value, dividend distributions, and yield. We remind you that the returns

-------------------------------------------------------------------------------
MARKET BAROMETER                                            TOTAL RETURNS
                                          PERIODS ENDED DECEMBER 31, 2001
                                       ----------------------------------------

                                           THREE     ONE       FIVE YEARS
                                          MONTHS    YEAR    (AVG. ANNUAL)
-------------------------------------------------------------------------------
BONDS
  Lehman Aggregate
   Bond Index (Entire market)              0.1%     8.4%          7.4%
  Lehman 10 Year
   Municipal Bond Index                   -1.1      4.6           5.9
  Salomon Smith Barney 3-Month
   U.S. Treasury Bill Index                0.7      4.1           5.0
-------------------------------------------------------------------------------
STOCKS
  S&P 500 Index (Large-caps)              10.7%   -11.9%         10.7%
  Russell 2000 Index (Small-caps)         21.1      2.5           7.5
  Wilshire 5000 Index (Entire market)     12.4    -11.0           9.7
  MSCIEAFE Index (International)           6.2    -22.0           0.7
-------------------------------------------------------------------------------
CPI
  Consumer Price Index                    -0.9%     1.6%          2.2%
-------------------------------------------------------------------------------

for the portfolios in Vanguard Variable Insurance Fund are higher than those for the portfolios in the Vanguard(R) Variable Annuity Plan, owing to the plan's administrative and insurance expenses.

FINANCIAL MARKETS
IN REVIEW

The last three months of 2001 marked the third quarter of recession for the U.S. economy--a bleak period that followed a record ten years of uninterrupted growth. The aftereffects of the September 11 terrorist attacks worsened an environment already ailing from a sharp decline in corporate profits and rising unemployment.

     Because of economic woes, a faltering stock market, and falling interest rates, bond prices rose through much of 2001. (Bonds posted solid returns for the full calendar year, as shown by the table above.) However, the trend did not carry into the fourth quarter. While the broad U.S. stock market, as represented by the Wilshire 5000 Total Market Index, rebounded 12.4% for the three months, the Lehman Brothers Aggregate Bond Index--a measure of the entire market for investment-grade U.S. bonds--posted a total return of just 0.1%, as the decline in prices offset nearly all of the income earned during the period. High-yield bonds, on the other hand, performed well during the three months. Rising defaults contributed to falling prices through much of the year, but these risky securities rallied in the fourth quarter. For the last three months of 2001, the Lehman High Yield Index returned 5.8%, offsetting a small decline in the first nine months.

     In its continuing aggressive effort to jump-start the flagging U.S. economy, the Federal Reserve Board slashed interest rates three times during the fourth quarter. These steps brought the total number of Fed rate cuts in 2001 to 11--a record number for a calendar year. The federal funds target rate thus dropped from 6.50% at the start of the year to 1.75%--the lowest it's been in four decades.

     Of course, lower rates can be tough on investors who depend on fixed income securities for current income. By the end of the year, the yield of the 3-month U.S. Treasury bill had plunged to 1.72%, down from 5.90% at the beginning of 2001 and from 2.37% at the start of the quarter. As a result, most short-term investment vehicles were providing minuscule "real," or inflation-adjusted, returns.

     Yields on Treasury notes and bonds--which move in the opposite direction from their prices--rose during the quarter, after falling earlier in the year. The graph below shows Treasury yields over the full year. (The 30-year Treasury bond is not shown, but its yields followed a higher, but parallel, trend line as that of the 10-year Treasury.) The yields of the 10-year Treasury note and the 30-year Treasury bond finished 2001 at 5.05% and 5.47%, respectively--little changed from the beginning of the year.

PERFORMANCE OVERVIEW

Of course, three months is hardly a meaningful performance period for long-term investors. For the record, we provide a brief overview of the performance of our four portfolios during this time. While all four portfolios outpaced their average mutual fund counterparts for the full calendar year 2001, they had mixed results during the final quarter.

     The MONEY MARKET PORTFOLIO's three-month return of 0.7% outpaced its average peer mutual fund's return and matched that of its benchmark index. As expected, the portfolio's annualized yield followed prevailing short-term interest rates downward--though with a bit of a lag--declining by 110 basis points (1.10 percentage points) from the beginning of the fourth quarter to 2.28% on December 31.

     The SHORT-TERM CORPORATE PORTFOLIO posted a flat return for the three months, falling slightly behind both its average peer and its benchmark index. Its yield fell 15 basis points during the quarter to 4.77%.

     The HIGH-GRADE BOND PORTFOLIO declined by a modest -0.4%--slightly better than the return of its average peer, but half a percentage point lower than that of its benchmark index. Its yield fell just 2 basis points to 5.57%.



------------------------------------------------------------------------------
U.S. TREASURY SECURITIES' MONTH-END YIELDS (December 2000-December 2001)

                                 [LINE GRAPH]

              3-Month     3-Year     10-Year
               Yield      Yield       Yield
 Dec-00         5.9       5.13        5.11
 1/1/02        4.99        4.7        5.11
 2/1/02        4.86       4.61        4.91
 3/1/02        4.29       4.38        4.93
 4/1/02        3.88       4.56        5.34
 5/1/02        3.62       4.59        5.38
 6/1/02        3.66       4.59        5.41
 7/1/02        3.52        4.1        5.04
 8/1/02        3.36          4        4.83
 9/1/02        2.37       3.28        4.59
10/1/02        2.01       2.82        4.23
11/1/02        1.72       3.45        4.75
12/1/02        1.72       3.79        5.05

Source: The Vanguard Group.

     The HIGH YIELD BOND PORTFOLIO returned 3.7%, the highest result of our four portfolios. However, it lagged both its benchmarks for the three months. Its yield declined 70 basis points to 8.81%.

     As we mentioned in our last report to you, falling yields, especially at the shorter end of the maturity spectrum, may tempt some investors to move into longer-term or high-yield bonds to boost income. However, such a move carries considerable risk. Longer-term bonds typically suffer greater price declines when interest rates rise, as they eventually will. High-yield bonds are less interest-rate sensitive than their investment-grade counterparts and could potentially stand to benefit in an economic recovery. But, by their very nature, these securities are more risky and volatile than investment-grade bonds of comparable maturity. Long-term bonds and high-yield bonds may certainly make sense in your investment plans over the long run, but you must make sure that you are prepared for significant price fluctuations from time to time.

LONG-TERM PERFORMANCE OVERVIEW

Over longer periods, each of our four portfolios has easily outperformed its average comparable mutual fund. The table below compares the portfolios' annualized returns over the past decade (since inception for the Short-Term Corporate and High Yield Bond Portfolios) with those of their peers and relevant indexes. Two of our portfolios--Money Market and High Yield Bond--also outpaced their benchmark indexes. That is a solid achievement, given that indexes carry none of the real-world operating costs that a portfolio must bear.

------------------------------------------------------------------------------
TOTAL RETURNS                            AVERAGE ANNUAL TOTAL RETURNS
                                   TEN YEARS ENDED DECEMBER 31, 2001*
                                  --------------------------------------------
                                                  AVERAGE
                                   VANGUARD    COMPARABLE   BENCHMARK
PORTFOLIO (Inception Date)        PORTFOLIO          FUND       INDEX
------------------------------------------------------------------------------
Money Market (5/2/1991)               4.9%           4.3%        4.7%
Short-Term Corporate (2/8/1999)       6.2            5.7         7.0
High-Grade Bond (4/29/1991)           7.0            5.9         7.2
High Yield Bond (6/3/1996)            5.1            3.1         4.0
------------------------------------------------------------------------------

*For the Short-Term Corporate and High Yield Bond Portfolios, returns are since inception.

     Credit for our strong performance must be given to the portfolio advisers-- Vanguard Fixed Income Group and Wellington Management Company. Another key advantage is our low costs. Our portfolios' expense ratios (costs as a percentage of average net assets) ranged in 2001 from 0.18% to 0.28% ($1.80 to $2.80 per $1,000 in assets), compared with 0.84% to 1.30% for their average peer mutual funds.

     That cost advantage makes the most impact with our Money Market Portfolio, which over the decade outpaced its peer by 60 basis points. Because all money market funds invest in the same pool of securities, it's very difficult for a portfolio adviser to outperform competitors consistently. That's why solid investment practices and low costs are a tough combination to beat.

The Short-Term Corporate Portfolio is not yet three years old, but has had a strong start, outpacing its average peer during the period by half a percentage point annually. The High-Grade Bond Portfolio--the oldest of our bond portfolios--outpaced its peer by 1.1 percentage points. This gap translates into an extra $1,827 over ten years on a $10,000 initial investment.

     Over its lifespan of a little over 5 1/2 years, the High Yield Bond Portfolio outperformed its peer by 2 percentage points. Our portfolio's holdings were of a higher credit quality than were those of many of our peers, which bolstered our relative performance when "junk" bonds failed to keep pace with less-risky investments.

IN SUMMARY

Investors can learn important lessons from the financial markets in just about any year. During 2001, one lesson was clear: The financial markets are unpredictable. Because history has shown that it is counterproductive for investors to try to predict the short-term direction of markets, we have long advocated a simple, long-term approach to dealing with uncertainty and unpredictability. We recommend that you maintain a balanced portfolio diversified across market segments and asset classes--stocks, bonds, and short-term investments--in proportions that are appropriate for your goals, time horizon, and risk tolerance. Once you have established your plan, ignore the "noise" and stay the course toward your long-term objectives. We thank you for entrusting your hard-earned money to us.

Sincerely,


/s/ JOHN J. BRENNAN

John J. Brennan
Chairman and Chief Executive Officer

January 17, 2002

-------------------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE: September 30, 2001-December 31, 2001

-------------------------------------------------------------------------------------------


                                        DISTRIBUTIONS PER SHARE
                          SHARE PRICE   -----------------------                SEC CURRENT
                          -----------         INCOME    CAPITAL        TOTAL    ANNUALIZED
VVIF PORTFOLIO       STARTING    ENDING    DIVIDENDS      GAINS      RETURNS        YIELD*
-------------------------------------------------------------------------------------------
Money Market          $ 1.00     $ 1.00       $0.007     $0.000        0.7%          2.28%
Short-Term Corporate   10.40      10.40        0.000      0.000        0.0           4.77
High-Grade Bond        11.34      11.29        0.000      0.000       -0.4           5.57
High Yield Bond         8.28       8.59        0.000      0.000        3.7           8.81
-------------------------------------------------------------------------------------------

*As of December 31, 2001: 7-day yield for the Money Market Portfolio; 30-day yield for the other portfolios.

REPORT from the ADVISER

     for Money Market, Short-Term Corporate,
     and High-Grade Bond Portfolios


THE INVESTMENT ENVIRONMENT

The struggling U.S. economy exhibited some encouraging signs of health during the final three months of 2001. Inflation remained subdued despite the Federal Reserve Board's continuing campaign to boost liquidity through interest rate cuts. And, although layoffs surged and personal income rose only modestly, home sales remained near record levels, supported by low rates on mortgage loans.

     A high degree of economic uncertainty remained in the aftermath of the September 11 terrorist attacks. It was clear, however, that the economic impact of the attacks would not be as dire as initially feared, thanks primarily to the spending stamina of the U.S. consumer. Financial incentives offered by retailers--in particular those from automakers--played a significant role in encouraging consumer activity in the fourth quarter.

     During 2001, the impact of the recession reverberated across the country. The unemployment rate, which began the year at 4.2%, wound up at 5.8%. To weather the slowdown, companies worked off excess inventories and slashed expenses. It appears that some of those moves may be working: Recent reports indicate that orders are up in the manufacturing industry.

     As for the future, we believe that the prospects for an economic recovery are encouraging. We base this belief on the stimulative impact of the Fed's interest rate cuts--which totaled 475 basis points (4.75 percentage points) by December 31--along with the federal tax cuts and the sharp correction in business inventories.


INVESTMENT PHILOSOPHY


MONEY MARKET PORTFOLIO

  THE ADVISER BELIEVES A PORTFOLIO CAN PROVIDE THE HIGHEST LEVEL OF CURRENT INCOME CONSISTENT WITH CAPITAL PRESERVATION AND LIQUIDITY BY HOLDING HIGH-QUALITY MONEY MARKET INSTRUMENTS ISSUED BY FINANCIAL INSTITUTIONS, NONFINANCIAL CORPORATIONS, AND THE U.S. GOVERNMENT.


  SHORT-TERM CORPORATE
     PORTFOLIO

  THE ADVISER BELIEVES A PORTFOLIO CAN PROVIDE RELATIVELY HIGH LEVELS OF CURRENT INCOME WITH ONLY MODEST SHARE-PRICE FLUCTUATION BY HOLDING HIGH-QUALITY CORPORATE BONDS WITH SHORT- AND INTERMEDIATE-TERM MATURITIES.


  HIGH-GRADE BOND
     PORTFOLIO

  THE ADVISER BELIEVES A PORTFOLIO CAN PROVIDE SUSTAINABLE, HIGH LEVELS OF CURRENT INCOME BY HOLDING AN EXTREMELY WELL-DIVERSIFIED GROUP OF U.S. GOVERNMENT, CORPORATE, AND MORTGAGE-BACKED BONDS THAT PARALLELS THE PERFORMANCE OF THE LEHMAN BROTHERS AGGREGATE BOND INDEX.

BOND MARKET SEGMENTS

The Fed's aggressive monetary policy resulted in a significant widening of the yield spread between 2-year U.S. Treasury notes and 30-year Treasury bonds. Prices of 2-year Treasury notes rose impressively during the year, resulting in a yield decline of about 200 basis points (in the fourth quarter, the yield rose 17 basis points). The yield of 5-year Treasuries was also down for the 12 months, by about 70 basis points (but up during the quarter by about 50 basis points). Yields on 10-year Treasury notes were roughly flat for the year (but rose about 50 basis points during the fourth quarter, from 4.59% to 5.05%).

     Interest rates have risen in recent months primarily because investors' fears about economic weakness--which peaked after the September 11 tragedy--have subsided. As the nation's recession nears a bottom, we would expect the Federal Reserve to end its downward pressure on interest rates, and we therefore look for the yield curve to take on a gentler slope in the year to come.

     The resilience of longer-term bonds was the result of the U.S. Treasury's surprise announcement on October 31 that it would issue no more 30-year bonds. The announcement fueled a brief but significant rally in prices.

     Thanks to a strong performance by corporate bonds during the final three months of the year, the spread between yields of corporate bonds and Treasuries narrowed in 2001 by about 30 basis points. This tightening was surprising in light of the huge volume of new corporate issuance. New supply topped $600 billion in 2001, one of the biggest-ever yearly totals. Typically, an increase in the supply of corporate bonds widens spreads.

     Corporate bonds outperformed Treasury, agency, and mortgage-backed securities during the 3 months and the 12 months, as investors' appetite for risk increased as the year progressed. The new risk tolerance, like many other aspects of fourth-quarter performance, appeared to be based on a widespread belief that the economy's health was improving. At the same time, the extra yield available on corporates was at a relatively attractive level.

MONEY MARKET PORTFOLIO

We maintained a relatively long duration for the Money Market Portfolio throughout the year, allowing us to lock in higher yields as interest rates fell. This strategy limited the decline in the portfolio's income and resulted in higher overall returns.

     The economic slowdown resulted in a number of credit downgrades of well-known corporations. We were able to avoid these pitfalls because of our continued emphasis on superior credit research to keep the portfolio's quality high. In addition, we chose to increase our weighting in higher-quality U.S. government agency and Treasury securities, limiting our exposure to industries that may take longer to recover.

SHORT-TERM CORPORATE PORTFOLIO

We made few changes to the Short-Term Corporate Portfolio's price sensitivity during the final three months of 2001. Throughout the year, we emphasized lower-quality corporate bonds, which generally outperformed higher-quality issues.

     We were not successful in avoiding all of the many credit blowups that occurred during the year. In particular, the portfolio's stake in Enron bonds--which totaled less than 1% of assets--dragged down performance and offset the results from some of our strong selections.

HIGH-GRADE BOND PORTFOLIO

The High-Grade Bond Portfolio is designed to closely replicate the performance of the Lehman Aggregate Bond Index, a broad measure of the investment-grade bond market. During the 3- and 12-month periods that ended December 31, the portfolio returned -0.4% and 8.3%, respectively--compared with the index's return of 0.1% and 8.4%. When returns are adjusted for expenses and transaction costs (neither of which affects the theoretical index), the portfolio fell short of the index by just 0.4 percentage point during the quarter, and it outperformed the index by 0.3 percentage point during the 12 months.

-----------------------------------------------------------------
TOTAL RETURNS                    PERIODS ENDED DECEMBER 31, 2001
                                ---------------------------------
                                            3 MONTHS   12 MONTHS
-----------------------------------------------------------------
Lehman Aggregate Bond Index                    0.1%          8.4%
  Government Sector                           -0.6           7.2
  Corporate Sector                             0.9          10.4
  Mortgage-Backed
   Securities Sector                           0.1           8.2
-----------------------------------------------------------------

     The table above shows how various sectors of the Lehman Aggregate Bond Index performed during the 3- and 12-month periods. As you can see, corporate bonds were the best performers for both the quarter and the full year.

     As of December 31, 2001, the portfolio's holdings were 23% U.S. government bonds, 38% corporate bonds, 1% foreign government bonds (denominated in U.S. dollars), and 38% government mortgage-backed securities.




Ian A. MacKinnon, Managing Director
Robert F. Auwaerter, Principal
David R. Glocke, Principal
Kenneth E. Volpert, Principal
Vanguard Fixed Income Group

January 18, 2002

  REPORT from the ADVISER
     for High Yield Bond Portfolio


For the three months ended December 31, 2001 (our new fiscal year-end), the High Yield Bond Portfolio returned 3.7% on the strength of a rally in the high-yield bond market. We trailed the 5.8% return of our benchmark index because the riskier segments of the high-yield market did best in the period.

THE INVESTMENT ENVIRONMENT

The fourth quarter saw the high-yield market recover from the slump that followed the September 11 terrorist attacks. As we mentioned in our report three months ago, the high-yield market in September experienced its worst monthly decline since the same month of 1990, returning -6.7%. For the July-September quarter overall, the high-yield market returned -4.2%. In the final months of 2001, however, the market rose 5.8%, recouping the previous quarter's decline. As a result, over the second half of 2001, the high-yield market actually gained 1.3%, and for the full year it rose 5.3%. If we exclude returns from a particularly troublesome sector--telecom wireline companies, whose bonds fell -49% in 2001--the high-yield market returned more than 10% for the 12 months.

     The Federal Reserve Board continued to increase liquidity aggressively during the final quarter of 2001 to encourage the banking system to loosen credit constraints. A notable increase in credit availability would be a major factor in reducing the number of corporations defaulting on their debt obligations. As avenues of capital began to close in 2000, companies with large capital expenditures were unable to meet their debt obligations, causing a flood of balance-sheet restructurings in 2001.

     Another disappointment in the high-yield market has been the steady erosion of shareholders' principal over the last ten years. Because bonds in general have an asymmetrical payoff on news related to credit quality--meaning that their prices can decline much more due to bad news than they are able to appreciate when news is good--net losses seem to have been a constant in the high-yield sector. (For investors, one strategy for mitigating this erosion is to diversify across issuers and industries to dampen the effects of credit mistakes.) Since the economy slid into recession, the rating agencies have issued an increasing number of credit downgrades, which makes it even harder for high-yield issuers to raise capital.

     If the economy rebounds from recession this year, as we fully expect, credit downgrades should decrease. Such a trend would encourage



INVESTMENT PHILOSOPHY

  THE ADVISER BELIEVES A DIVERSIFIED GROUP OF HIGH-YIELDING, MEDIUM- AND LOW-QUALITY CORPORATE BONDS--SELECTED AFTER RIGOROUS CREDIT ASSESSMENT--CAN PROVIDE SUSTAINABLE, HIGH CURRENT INCOME AS WELL AS SOME POTENTIAL FOR CAPITAL GROWTH.

investors to participate in the high-yield market. As long as the supply of new issues does not then outstrip the demand, the market can recover and, we hope, begin to reward long-term investors.

THE PORTFOLIO'S SUCCESSES

None of the portfolio's holdings defaulted in 2001, but several were liquidated at steep discounts to their face value. Within the below-investment-grade bond market, your portfolio has a bias toward the "upper tier" of the credit spectrum. In declining markets, where risk premiums are expanding, our focus on the upper tier usually helps us to outperform portfolios of higher-risk bonds. We attempt to find those companies with more consistent or stable businesses and greater predictability of cash flows. This strategy has slightly softened the effects of the poor market environment that has existed for high-yield bonds since mid-1998.

     During this period, avoiding issuers with credit troubles was more essential than discovering the winners, since downgrades by the rating agencies were frequent and downgraded issues were treated harshly by the market.

THE PORTFOLIO'S SHORTFALLS

During fourth-quarter 2001, the portfolio underperformed its market benchmark primarily because of the greater interest rate sensitivity of higher-quality bonds compared with lower-quality issues in the high-yield market. Prices of high-quality bonds fall when interest rates rise, but low-quality bonds sometimes benefit if investors reason that rates are rising in anticipation of a stronger economy that will lessen future defaults on low-quality bonds. Just as we would expect your portfolio's bias toward upper-tier bonds to help it outperform peers when interest rates are falling, we would expect the opposite when rates are headed upward. And that is what we saw in the last quarter of 2001.

THE PORTFOLIO'S POSITIONING

The portfolio is consistent in its investment objective and its strategy of emphasizing the higher-quality part of the high-yield market. Holding to higher credit-quality standards means that we accept lower yields but expect fewer defaults and better total return than the high-yield market in general can provide over the long term. Our current strategy is to avoid trouble. The portfolio's holdings continue to be focused on cash-paying issues almost exclusively rated B or better.

     The portfolio is diversified by issuer and by industry to decrease risk, and we avoid debt from emerging markets, preferred stocks, or equity-linked securities such as convertibles.

Earl E. McEvoy, Senior Vice President and Portfolio Manager
Wellington Management Company, LLP

January 14, 2002

PORTFOLIO PROFILE                                      AS OF DECEMBER 31, 2001

     for Money Market Portfolio

This Profile provides a snapshot of the portfolio's characteristics. Key terms are defined on page 15.

-----------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
Yield                                                  2.3%
Average Maturity                                    73 days
Average Quality                                         Aaa
Expense Ratio                                        0.18%*
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
DISTRIBUTION BY ISSUER (% of portfolio)
Certificates of Deposit                               27.6%
Commercial Paper                                      30.1
Treasury/Agency                                       42.3
-----------------------------------------------------------------------------
Total                                                100.0%
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY
  (% of portfolio)
Treasury/Agency                                       42.3%

Aaa                                                   19.4

Aa                                                    35.4

A                                                      2.9

Baa                                                    0.0

Ba                                                     0.0

B                                                      0.0

Not Rated                                              0.0
-----------------------------------------------------------------------------
Total                                                100.0%
-----------------------------------------------------------------------------



                                                           VISIT OUR WEBSITE
                                      [COMPUTER LOGO]       WWW.VANGUARD.COM
                                                       FOR REGULARLY UPDATED
                                                       PORTFOLIO INFORMATION.

*Annualized.

PORTFOLIO PROFILE                                      AS OF DECEMBER 31, 2001

     for Short-Term Corporate Portfolio

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate with both an unmanaged index that we consider a "best fit" for the portfolio and a broad market index. Key terms are defined on page 15.


------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                            BEST        LEHMAN
                           PORTFOLIO        FIT*       INDEX**
------------------------------------------------------------------------------
Number of Issues                 307       1,531         6,759
Yield                           4.8%        5.1%          5.6%
Yield to Maturity               4.5%        5.1%          5.7%
Average Coupon                  6.1%        6.6%          6.6%
Average Maturity           2.8 years   3.1 years     8.1 years
Average Quality                  Aa3          A1           Aaa
Average Duration           2.3 years   2.8 years     4.5 years
Expense Ratio                 0.21%+          --            --
Cash Investments                4.3%          --            --
------------------------------------------------------------------------------

------------------------------------------------------------------------------
DISTRIBUTION BY MATURITY (% of portfolio)
Under 1 Year                                             14.4%
1-3 Years                                                42.9
3-5 Years                                                32.3
Over 5 Years                                             10.4
------------------------------------------------------------------------------
Total                                                   100.0%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
DISTRIBUTION BY ISSUER (% of portfolio)
Asset-Backed                                             16.2%
Commercial Mortgage-Backed                                0.0
Finance                                                  22.3
Foreign                                                   3.8
Government Mortgage-Backed                                4.2
Industrial                                               35.9
Treasury/Agency                                           3.8
Utilities                                                13.8
------------------------------------------------------------------------------
Total                                                   100.0%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY
  (% of portfolio)
Treasury/Agency++                                         8.0%

Aaa                                                      21.4

Aa                                                        9.2

A                                                        34.8

Baa                                                      25.7

Ba                                                        0.0

B                                                         0.0

Not Rated                                                 0.9
------------------------------------------------------------------------------
Total                                                   100.0%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
INVESTMENT FOCUS
AVERAGE MATURITY        Short
CREDIT QUALITY          Investment-Grade Corporate
------------------------------------------------------------------------------


  *Lehman 1-5 Year Credit Index.
 **Lehman Aggregate Bond Index.
  +Annualized.
 ++Includes government mortgage-backed bonds.

PORTFOLIO PROFILE                                      AS OF DECEMBER 31, 2001

     for High-Grade Bond Portfolio

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate with an unmanaged target index. Key terms are defined on page 15.


--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                  LEHMAN
                        PORTFOLIO                 INDEX*
--------------------------------------------------------------------------------
Number of Issues              466                  6,759
Yield                        5.6%                   5.6%
Yield to Maturity            5.6%                   5.7%
Average Coupon               7.1%                   6.6%
Average Maturity        8.4 years              8.1 years
Average Quality               Aa1                    Aaa
Average Duration        4.6 years              4.5 years
Expense Ratio             0.22%**                     --
Cash Investments             1.2%                     --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                              LEHMAN
                        PORTFOLIO             INDEX*
--------------------------------------------------------------------------------
R-Squared                    0.99               1.00
Beta                         0.99               1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY ISSUER (% of portfolio)
Asset-Backed                                   1.8%

Commercial Mortgage-Backed                     0.0

Finance                                       11.1

Foreign                                        0.8

Government Mortgage-Backed                    37.6

Industrial                                    20.5

Treasury/Agency                               23.3

Utilities                                      4.9
--------------------------------------------------------------------------------
Total                                        100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY
  (% of portfolio)
Treasury/Agency+                              60.9%

Aaa                                            1.9

Aa                                             4.4

A                                             14.9

Baa                                           16.6

Ba                                             1.3

B                                              0.0

Not Rated                                      0.0
--------------------------------------------------------------------------------
Total                                        100.0%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INVESTMENT FOCUS
AVERAGE MATURITY            Medium
CREDIT QUALITY              Investment-Grade Corporate
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY MATURITY
  (% of portfolio)
Under 1 Year                           2.4%

1-5 Years                             35.2

5-10 Years                            46.3

10-20 Years                            6.4

20-30 Years                            8.7

Over 30 Years                          1.0
--------------------------------------------------------------------------------
Total                                100.0%
--------------------------------------------------------------------------------


 *Lehman Aggregate Bond Index.
**Annualized.
 +Includes government mortgage-backed bonds.

                                                           VISIT OUR WEBSITE
                                                            WWW.VANGUARD.COM
                                       [COMPUTER LOGO] FOR REGULARLY UPDATED
                                                       PORTFOLIO INFORMATION.

PORTFOLIO PROFILE                                      AS OF DECEMBER 31, 2001

  for High Yield Bond Portfolio

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate with both an unmanaged index that we consider a "best fit" for the portfolio and a broad market index. Key terms are defined on page 15.


-----------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                               BEST          LEHMAN
                             PORTFOLIO         FIT*         INDEX**
-----------------------------------------------------------------------------
Number of Issues                   198        1,197           6,759
Yield                             8.8%        12.5%            5.6%
Yield to Maturity                 9.3%        12.5%            5.7%
Average Coupon                    8.6%         8.3%            6.6%
Average Maturity             6.9 years    7.8 years       8.1 years
Average Quality                    Ba2          Ba3             Aaa
Average Duration             4.6 years    4.7 years       4.5 years
Expense Ratio                   0.28%+           --              --
Cash Investments                  4.7%           --              --
-----------------------------------------------------------------------------



-----------------------------------------------------------------------------
VOLATILITY MEASURES
                          BEST                   LEHMAN
             PORTFOLIO    FIT*    PORTFOLIO     INDEX**
-----------------------------------------------------------------------------
R-Squared         0.91    1.00         0.03        1.00

BETA              0.75    1.00         0.35        1.00
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
DISTRIBUTION BY ISSUER (% of portfolio)
Asset-Backed                                        0.0%

Commercial Mortgage-Backed                          0.0

Finance                                             2.6

Foreign                                             0.0

Government Mortgage-Backed                          0.0

Industrial                                         83.1

Treasury/Agency                                     5.6

Utilities                                           8.7
-----------------------------------------------------------------------------
Total                                             100.0%
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY
  (% of portfolio)
Treasury/Agency                                     5.6%

Aaa                                                 0.0

Aa                                                  0.0

A                                                   0.4

Baa                                                11.4

Ba                                                 43.6

B                                                  38.4

Caa                                                 0.4

Ca                                                  0.2

Not Rated                                           0.0
-----------------------------------------------------------------------------
Total                                             100.0%
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
INVESTMENT FOCUS
CREDIT QUALITY    Medium
AVERAGE MATURITY  Investment-Grade Corporate
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
DISTRIBUTION BY MATURITY
  (% of portfolio)
Under 1 Year                                 0.0%

1-5 Years                                   20.6

5-10 Years                                  74.7

10-20 Years                                  3.4

20-30 Years                                  1.3

Over 30 Years                                0.0
------------------------------------------------------------------------------
Total                                      100.0%
------------------------------------------------------------------------------


 *Lehman High Yield Index.
**Lehman Aggregate Bond Index.
 +Annualized.

GLOSSARY of INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the securities held by a portfolio. It is expressed as a percentage of face value.


AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.


AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.


AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities. U.S. Treasury securities are considered to have the highest credit quality.


BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of a benchmark. The portfolio is compared with an overall market index and, where appropriate, with its "best fit" index. Each index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.


CASH INVESTMENTS. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.


EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.


R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the market in general. The portfolio is compared with an overall market index and, where appropriate, with its "best fit" index. If a portfolio's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the portfolio's returns bore no relationship to the index's returns, its R-squared would be 0.


YIELD. A snapshot of a portfolio's interest income. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days (7 days for money market portfolios) and is annualized, or projected forward for the coming year.


YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a portfolio were held to their maturity dates.

PERFORMANCE SUMMARY                                    AS OF DECEMBER 31, 2001

     for Money Market Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the portfolio.


--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE December 31, 1991-December 31, 2001


            Money Market     Average Money          Salomon Smith Barney
            Portfolio        Market Fund            3-Month Treasury Index
1991 12     10000            10000                  10000
1992 03     10101            10094                  10100
1992 06     10197            10181                  10197
1992 09     10286            10257                  10281
1992 12     10366            10329                  10361
1993 03     10444            10395                  10439
1993 06     10522            10460                  10516
1993 09     10601            10527                  10597
1993 12     10681            10599                  10679
1994 03     10762            10665                  10763
1994 06     10862            10752                  10867
1994 09     10986            10856                  10987
1994 12     11130            10985                  11130
1995 03     11291            11128                  11285
1995 06     11457            11280                  11448
1995 09     11621            11426                  11609
1995 12     11784            11575                  11768
1996 03     11938            11710                  11919
1996 06     12093            11846                  12070
1996 09     12259            11985                  12228
1996 12     12423            12131                  12386
1997 03     12584            12267                  12543
1997 06     12754            12417                  12705
1997 09     12931            12567                  12869
1997 12     13113            12725                  13035
1998 03     13290            12876                  13203
1998 06     13471            13033                  13370
1998 09     13656            13187                  13539
1998 12     13834            13341                  13694
1999 03     14003            13481                  13844
1999 06     14170            13621                  14001
1999 09     14351            13769                  14166
1999 12     14551            13940                  14342
2000 03     14762            14117                  14534
2000 06     14993            14310                  14742
2000 09     15242            14516                  14960
2000 12     15492            14735                  15195
2001 03     15719            14919                  15407
2001 06     15902            15062                  15572
2001 09     16055            15169                  15714
2001 12     16166            15242                  15820



                                                   AVERAGE ANNUAL TOTAL RETURNS
                                                  PERIODS ENDED DECEMBER 31, 2001
                                                  -------------------------------    FINAL VALUE
                                                             ONE     FIVE    TEN    OF A $10,000
                                                            YEAR    YEARS  YEARS      INVESTMENT
-------------------------------------------------------------------------------------------------
     Money Market Portfolio                                4.35%    5.41%   4.92%        $16,166
     Average Money Market Fund*                            3.44     4.67    4.30          15,242
     Salomon Smith Barney 3-Month Treasury Index           4.09     5.02    4.69          15,820
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) December 31, 1991-December 31, 2001


        Fund    Index
1992     3.7    3.3
1993     3.0    2.6
1994     4.2    3.7
1995     5.9    5.4
1996     5.4    4.8
1997     5.6    4.9
1998     5.5    4.8
1999     5.2    4.5
2000     6.5    5.7
2001     4.4    3.4
--------------------------------------------------------------------------------

SEC 7-Day Annualized Yield (12/31/2001): 2.28%.



*Derived from data provided by Lipper Inc.

Note: See Financial Highlights table on page 26 for dividend information.

PERFORMANCE SUMMARY                                     AS OF DECEMBER 31, 2001

     for Short-Term Corporate Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate. An investor's shares, when redeemed, could be worth more or less than their original cost.


---------------------------------------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE February 8, 1999-December 31, 2001

          Short-Term           Avg. 1-5 Year                Lehman 1-5 Year     Lehman Aggregate
          Corporate Portfolio  Investment-Grade Fund        Credit Index         Bond Index
2/8/ 99   10000                10000                        10000                10000
1999 03   10022                10009                        10061                9988
1999 06   10018                10012                        10074                9901
1999 09   10108                10103                        10089                9966
1999 12   10215                10150                        10230                9955
2000 03   10347                10285                        10347                10175
2000 06   10483                10428                        10507                10353
2000 09   10769                10683                        10734                10662
2000 12   11049                10946                        11097                11113
2001 03   11378                11260                        11504                11450
2001 06   11516                11362                        11665                11516
2001 09   11917                11737                        12032                12043
2001 12   11917                11737                        12177                12051


                                                          AVERAGE ANNUAL TOTAL RETURNS
                                                       PERIODS ENDED DECEMBER 31, 2001
                                                       -------------------------------      FINAL VALUE
                                                         ONE                     SINCE     OF A $10,000
                                                        YEAR                INCEPTION*       INVESTMENT
---------------------------------------------------------------------------------------------------------------
     Short-Term Corporate Portfolio                    7.85%                     6.25%          $11,917
     Average 1-5 Year Investment-Grade Fund**          7.23                      5.69            11,737
     Lehman 1-5 Year Credit Index                      9.73                      7.04            12,177
     Lehman Aggregate Bond Index                       8.44                      6.62            12,036
---------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) February 8, 1999-December 31, 2001

Fiscal Year  Total Return  MSCI Europe Index in Euros
1999                 2.1                    2.3
2000                 8.2                    8.5
2001                 7.9                    9.7


 *February 8, 1999.

**Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 27 for dividend information.

PERFORMANCE SUMMARY                                    AS OF DECEMBER 31, 2001

     for High-Grade Bond Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.


--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE December 31, 1991-December 31, 2001

           High-Grade            Average Intermed.       Lehman Aggregate
           Bond Portfolio        Government Fund         Bond Index
1991 12    10000                 10000                   10000
1992 03    9836                  9844                    9872
1992 06    10218                 10206                   10270
1992 09    10623                 10666                   10712
1992 12    10638                 10607                   10740
1993 03    11060                 11029                   11184
1993 06    11349                 11238                   11479
1993 09    11647                 11520                   11778
1993 12    11638                 11483                   11787
1994 03    11314                 11215                   11449
1994 06    11200                 11028                   11330
1994 09    11261                 11088                   11399
1994 12    11326                 11056                   11443
1995 03    11866                 11578                   12021
1995 06    12578                 12128                   12752
1995 09    12819                 12346                   13001
1995 12    13369                 12790                   13556
1996 03    13108                 12599                   13316
1996 06    13182                 12584                   13392
1996 09    13434                 12811                   13638
1996 12    13841                 13132                   14049
1997 03    13756                 13087                   13970
1997 06    14256                 13450                   14484
1997 09    14724                 13858                   14962
1997 12    15142                 14193                   15404
1998 03    15375                 14427                   15645
1998 06    15743                 14667                   16010
1998 09    16397                 15317                   16685
1998 12    16399                 15283                   16743
1999 03    16335                 15211                   16661
1999 06    16169                 15005                   16514
1999 09    16273                 15093                   16623
1999 12    16268                 15027                   16606
2000 03    16653                 15359                   16972
2000 06    16900                 15534                   17269
2000 09    17419                 15960                   17785
2000 12    18103                 16629                   18537
2001 03    18686                 17107                   19099
2001 06    18859                 17075                   19209
2001 09    19693                 17888                   20088
2001 12    19606                 17779                   20101


                                               AVERAGE ANNUAL TOTAL RETURNS
                                            PERIODS ENDED DECEMBER 31, 2001
                                            -------------------------------        FINAL VALUE
                                                 ONE         FIVE       TEN       OF A $10,000
                                                YEAR        YEARS     YEARS         INVESTMENT
---------------------------------------------------------------------------------------------------------------
     High-Grade Bond Portfolio                 8.30%        7.21%     6.96%            $19,606
     Average Intermediate Government Fund*     6.92         6.25      5.92              17,779
     Lehman Aggregate Bond Index               8.44         7.43      7.23              20,101
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) December 31, 1991-December 31, 2001

      Fund      Index
1992   6.4      7.4
1993   9.4      9.8
1994  -2.7     -2.9
1995  18.0     18.5
1996   3.5      3.6
1997   9.4      9.7
1998   8.3      8.7
1999  -0.8     -0.8
2000  11.3     11.6
2001   8.3      8.4


*Derived from data provided by Lipper Inc.

Note: See Financial Highlights table on page 27 for dividend and capital gains information.

PERFORMANCE SUMMARY                                    AS OF DECEMBER 31, 2001

  for High Yield Bond Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.


---------------------------------------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE June 3, 1996-December 31, 2001

          High Yield       Average High-Current-   Lehman High     Lehman Aggregate
          Bond Portfolio   Yield Fund              Yield Index     Bond Index
6/3/ 96   10000            10000                   10000           10000
1996 06   9968             9968                    9968            9968
1996 09   10456            10432                   10366           10152
1996 12   10896            10811                   10728           10456
1997 03   10943            10890                   10849           10398
1997 06   11499            11440                   11352           10780
1997 09   11933            12066                   11869           11137
1997 12   12212            12208                   12102           11465
1998 03   12600            12735                   12505           11645
1998 06   12731            12750                   12642           11916
1998 09   12392            11852                   12067           12418
1998 12   12708            12154                   12296           12462
1999 03   12959            12488                   12552           12400
1999 06   12853            12565                   12594           12292
1999 09   12725            12426                   12416           12372
1999 12   13076            12705                   12589           12360
2000 03   12816            12496                   12324           12632
2000 06   13019            12468                   12465           12853
2000 09   13238            12423                   12537           13237
2000 12   12806            11640                   11852           13797
2001 03   13346            12096                   12634           14215
2001 06   13084            11804                   12346           14297
2001 09   12746            11278                   11823           14951
2001 12   13223            11848                   12477           14961


                                                           AVERAGE ANNUAL TOTAL RETURNS
                                                        PERIODS ENDED DECEMBER 31, 2001         FINAL VALUE
                                                       ONE        FIVE            SINCE        OF A $10,000
                                                      YEAR       YEARS       INCEPTION*          INVESTMENT
---------------------------------------------------------------------------------------------------------------
     High Yield Bond Portfolio                       3.25%       3.95%            5.14%             $13,223
     Average High Current Yield Fund**               1.79        1.86             3.09               11,848
     Lehman High Yield Index                         5.28        3.06             4.05               12,477
     Lehman Aggregate Bond Index                     8.44        7.43             7.81               15,208
---------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) June 3, 1996-December 31, 2001

Fiscal Year  Total Return    S&P 500 Index*
1996                   9.0            7.3
1997                  12.1            2.8
1998                   4.1            1.6
1999                   2.9            2.4
2000                  -2.1           -5.9
2001                   3.3            5.3


 *June 3, 1996.

**Derived from data provided by Lipper Inc.

Note: See Financial Highlights table on page 28 for dividend and capital gains information.

FINANCIAL STATEMENTS

        December 31, 2001

The Statement of Net Assets--an integral part of the Financial Statements for each of the Vanguard Variable Insurance Fund Money Market and Bond Portfolios--is included as an insert to this report.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by each portfolio during the two most recent reporting periods, and details the operating expenses charged to the portfolio. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the periods.


-----------------------------------------------------------------------------------------------------------------
                                                        MONEY MARKET                         SHORT-TERM
                                                          PORTFOLIO                      CORPORATE PORTFOLIO
                                              -------------------------------------------------------------------
                                                  OCT. 1 TO        YEAR ENDED         OCT. 1 TO       YEAR ENDED
                                              DEC. 31, 2001    SEPT. 30, 2001     DEC. 31, 2001   SEPT. 30, 2001
                                                      (000)             (000)             (000)            (000)
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Interest                                           $7,590           $49,267          $  1,985           $5,663
  Security Lending                                       --                --                 3                6
-----------------------------------------------------------------------------------------------------------------
    Total Income                                      7,590            49,267             1,988            5,669
-----------------------------------------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B                       32               119                 4               11
  The Vanguard Group--Note C
    Management and Administrative                       378             1,391                51              142
    Marketing and Distribution                           42               152                 4               12
  Custodian Fees                                          5                20                 2                6
  Auditing Fees                                           8                 8                11               11
  Shareholders' Reports                                   4                15                 1                2
  Trustees' Fees and Expenses                            --                 1                --               --
-----------------------------------------------------------------------------------------------------------------
    Total Expenses                                      469             1,706                73              184
    Expenses Paid Indirectly--Note D                     (1)               --                --               (1)
-----------------------------------------------------------------------------------------------------------------
    Net Expenses                                        468             1,706                73              183
-----------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                 7,122            47,561             1,915            5,486
-----------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold                              49                (8)             (293)             464
 Futures Contracts                                       --                --                10             (297)
-----------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                 49                (8)             (283)             167
-----------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)
  Investment Securities                                  --                --            (1,824)           3,284
  Futures Contracts                                      --                --               103              (56)
-----------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)                                         --                --            (1,721)           3,228
-----------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                          $7,171           $47,553          $    (89)          $8,881
=================================================================================================================

-----------------------------------------------------------------------------------------------------------------
                                                         HIGH-GRADE                          HIGH YIELD
                                                       BOND PORTFOLIO                      BOND PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
                                                  OCT. 1 TO        YEAR ENDED         OCT. 1 TO       YEAR ENDED
                                              DEC. 31, 2001    SEPT. 30, 2001     DEC. 31, 2001   SEPT. 30, 2001
                                                      (000)             (000)             (000)            (000)
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Interest                                         $  8,163           $27,075           $ 3,812         $ 14,336
  Security Lending                                        5                12                22               33
-----------------------------------------------------------------------------------------------------------------
    Total Income                                      8,168            27,087             3,834           14,369
-----------------------------------------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B                       16                52                25               91
  The Vanguard Group--Note C
    Management and Administrative                       240               721                74              289
    Marketing and Distribution                           14                44                 5               19
  Custodian Fees                                         11                56                 1                6
  Auditing Fees                                          11                11                11               11
  Shareholders' Reports                                   3                11                 2                6
  Trustees' Fees and Expenses                            --                 1                --               --
-----------------------------------------------------------------------------------------------------------------
    Total Expenses                                      295               896               118              422
    Expenses Paid Indirectly--Note D                    (11)              (23)               --               (1)
-----------------------------------------------------------------------------------------------------------------
    Net Expenses                                        284               873               118              421
-----------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                 7,884            26,214             3,716           13,948
-----------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                          1,655             1,536            (3,083)         (18,254)
  Futures Contracts                                      --                --                --               --
-----------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                              1,655             1,536            (3,083)         (18,254)
-----------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)
  Investment Securities                             (11,948)           22,688             5,282           (2,351)
  Futures Contracts                                      --                --                --               --
-----------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)                                    (11,948)           22,688             5,282           (2,351)
-----------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                        $ (2,409)          $50,438           $ 5,915         $ (6,657)
=================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each portfolio's total net assets changed during the three most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the Money Market Portfolio distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The other portfolios' amounts of Distributions may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount that insurance-company separate accounts invested in the portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.


-----------------------------------------------------------------------------------------------------------------
                                                                              MONEY MARKET PORTFOLIO
                                                                -------------------------------------------------
                                                                                      YEAR ENDED SEPTEMBER 30,
                                                                    OCT. 1 TO         ---------------------------
                                                                DEC. 31, 2001              2001             2000
                                                                        (000)             (000)            (000)
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                            $    7,122       $   47,561          $ 47,563
  Realized Net Gain (Loss)                                                 49               (8)                8
  Change in Unrealized Appreciation (Depreciation)                         --               --                --
-----------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from
      Operations                                                        7,171           47,553            47,571
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                (7,122)         (47,561)          (47,563)
  Realized Capital Gain                                                    --               --                --
-----------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (7,122)         (47,561)          (47,563)
-----------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
  Issued                                                              162,089          686,799           827,122
  Issued in Lieu of Cash Distributions                                  7,122           47,561            47,563
  Redeemed                                                           (166,939)        (562,855)         (736,611)
-----------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital Share Transactions             2,272          171,505           138,074
-----------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                                             2,321          171,497           138,082
-----------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                               1,032,127          860,630           722,548
-----------------------------------------------------------------------------------------------------------------
  End of Period                                                    $1,034,448       $1,032,127          $860,630
=================================================================================================================

(1)Shares Issued (Redeemed)
  Issued                                                              162,089          686,799           827,122
  Issued in Lieu of Cash Distributions                                  7,122           47,561            47,563
  Redeemed                                                           (166,939)        (562,855)         (736,611)
-----------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding                       2,272          171,505           138,074
=================================================================================================================

-----------------------------------------------------------------------------------------------------------------
                                                                          SHORT-TERM CORPORATE PORTFOLIO
                                                                -------------------------------------------------
                                                                                      YEAR ENDED SEPTEMBER 30,
                                                                    OCT. 1 TO         ---------------------------
                                                                DEC. 31, 2001              2001             2000
                                                                        (000)             (000)            (000)
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                              $  1,915         $  5,486           $ 3,107
  Realized Net Gain (Loss)                                               (283)             167              (259)
  Change in Unrealized Appreciation (Depreciation)                     (1,721)           3,228               351
-----------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from
      Operations                                                          (89)           8,881             3,199
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                    --           (2,411)           (3,107)
  Realized Capital Gain                                                    --               --                --
-----------------------------------------------------------------------------------------------------------------
    Total Distributions                                                    --           (2,411)           (3,107)
-----------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
  Issued                                                               31,992           86,562            51,428
  Issued in Lieu of Cash Distributions                                     --            2,411             3,107
  Redeemed                                                            (17,281)         (30,309)          (20,961)
-----------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital Share Transactions            14,711           58,664            33,574
-----------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                                            14,622           65,134            33,666
-----------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                                 127,719           62,585            28,919
-----------------------------------------------------------------------------------------------------------------
  End of Period                                                      $142,341         $127,719           $62,585
=================================================================================================================

(1)Shares Issued (Redeemed)
  Issued                                                                3,070            8,637             5,321
  Issued in Lieu of Cash Distributions                                     --              244               323
  Redeemed                                                             (1,660)          (3,040)           (2,169)
-----------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding                       1,410            5,841             3,475
=================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS (continued)
-----------------------------------------------------------------------------------------------------------------
                                                                             HIGH-GRADE BOND PORTFOLIO
                                                                -------------------------------------------------
                                                                                      YEAR ENDED SEPTEMBER 30,
                                                                    OCT. 1 TO         ---------------------------
                                                                DEC. 31, 2001             2001              2000
                                                                        (000)            (000)             (000)
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                              $  7,884         $ 26,214          $ 21,588
  Realized Net Gain (Loss)                                              1,655            1,536            (1,960)
  Change in Unrealized Appreciation (Depreciation)                    (11,948)          22,688             2,464
-----------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from
      Operations                                                       (2,409)          50,438            22,092
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                    --          (12,135)          (21,588)
  Realized Capital Gain                                                    --               --                --
-----------------------------------------------------------------------------------------------------------------
    Total Distributions                                                    --          (12,135)          (21,588)
-----------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
  Issued                                                               58,929          210,478            80,922
  Issued in Lieu of Cash Distributions                                     --           12,135            21,588
  Redeemed                                                            (43,568)         (78,266)         (102,148)
-----------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital Share Transactions            15,361          144,347               362
-----------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                                            12,952          182,650               866
-----------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                                 520,086          337,436           336,570
-----------------------------------------------------------------------------------------------------------------
  End of Period                                                      $533,038         $520,086          $337,436
=================================================================================================================

(1)Shares Issued (Redeemed)
  Issued                                                                5,178           19,425             7,917
  Issued in Lieu of Cash Distributions                                     --            1,138             2,118
  Redeemed                                                             (3,847)          (7,252)          (10,018)
-----------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding                       1,331           13,311                17
=================================================================================================================

-----------------------------------------------------------------------------------------------------------------
                                                                             HIGH YIELD BOND PORTFOLIO
                                                                -------------------------------------------------
                                                                                      YEAR ENDED SEPTEMBER 30,
                                                                    OCT. 1 TO         ---------------------------
                                                                DEC. 31, 2001              2001             2000
                                                                        (000)             (000)            (000)
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                              $  3,716         $ 13,948          $ 12,862
  Realized Net Gain (Loss)                                             (3,083)         (18,254)           (4,122)
  Change in Unrealized Appreciation (Depreciation)                      5,282           (2,351)           (3,078)
-----------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from
      Operations                                                        5,915           (6,657)            5,662
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                    --           (6,651)          (12,862)
  Realized Capital Gain                                                    --               --                --
-----------------------------------------------------------------------------------------------------------------
    Total Distributions                                                    --           (6,651)          (12,862)
-----------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
  Issued                                                               19,946           83,784            45,202
  Issued in Lieu of Cash Distributions                                     --            6,651            12,862
  Redeemed                                                            (12,019)         (60,696)          (55,324)
-----------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital Share Transactions             7,927           29,739             2,740
-----------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                                            13,842           16,431            (4,460)
-----------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                                 158,178          141,747           146,207
-----------------------------------------------------------------------------------------------------------------
  End of Period                                                      $172,020         $158,178          $141,747
=================================================================================================================

(1)Shares Issued (Redeemed)
  Issued                                                                2,346            9,671             4,869
  Issued in Lieu of Cash Distributions                                     --              765             1,397
  Redeemed                                                             (1,416)          (7,053)           (5,947)
-----------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding                         930            3,383               319
=================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each portfolio's investment results and distributions to insurance-company separate accounts on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the portfolio's total return; and how much it costs to operate the portfolio. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the portfolio for one year. Money market portfolios are not required to report a Portfolio Turnover Rate.

-----------------------------------------------------------------------------------------------------------------
                                                                         MONEY MARKET PORTFOLIO
                                                                        YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING                    OCT. 1 TO       ------------------------------------------------------
THROUGHOUT EACH PERIOD                 DEC. 31, 2001        2001        2000        1999        1998        1997
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
-----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                         .007        .052        .061        .050        .055        .054
  Net Realized and Unrealized Gain (Loss)
    on Investments                                --          --          --          --          --          --
-----------------------------------------------------------------------------------------------------------------
    Total from Investment Operations            .007        .052        .061        .050        .055        .054
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income         (.007)      (.052)      (.061)      (.050)      (.055)      (.054)
  Distributions from Realized Capital Gains       --          --          --          --          --          --
-----------------------------------------------------------------------------------------------------------------
    Total Distributions                        (.007)      (.052)      (.061)      (.050)      (.055)      (.054)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
=================================================================================================================

TOTAL RETURN                                   0.69%       5.34%       6.21%       5.09%       5.60%       5.48%
=================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)        $1,034      $1,032        $861        $723        $590        $393
  Ratio of Total Expenses to
    Average Net Assets                        0.18%*       0.18%       0.17%       0.20%       0.20%       0.21%
  Ratio of Net Investment Income to
    Average Net Assets                        2.73%*       5.14%       6.06%       4.98%       5.46%       5.36%
=================================================================================================================
*Annualized.

-----------------------------------------------------------------------------------------------------------------
                                                                         SHORT-TERM CORPORATE PORTFOLIO
                                                                              YEAR ENDED SEPT. 30,
FOR A SHARE OUTSTANDING                                         OCT. 1 TO     --------------------    FEB. 8* TO
THROUGHOUT EACH PERIOD                                      DEC. 31, 2001       2001        2000  SEPT. 30, 1999
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $10.40     $ 9.72       $9.75          $10.00
-----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                              .115       .581        .646            .355
  Net Realized and Unrealized Gain (Loss) on Investments            (.115)      .430       (.030)          (.250)
-----------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   --      1.011        .616            .105
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                 --      (.331)      (.646)          (.355)
  Distributions from Realized Capital Gains                            --         --          --              --
-----------------------------------------------------------------------------------------------------------------
    Total Distributions                                                --      (.331)      (.646)          (.355)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $10.40     $10.40       $9.72          $ 9.75
=================================================================================================================

TOTAL RETURN                                                        0.00%     10.65%       6.54%           1.08%
=================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                               $142       $128         $63             $29
  Ratio of Total Expenses to Average Net Assets                   0.21%**      0.21%       0.20%         0.27%**
  Ratio of Net Investment Income to Average Net Assets            5.50%**      6.33%       6.74%         5.74%**
  Portfolio Turnover Rate                                             15%        46%         44%             39%
=================================================================================================================
 *Inception.
**Annualized.

-----------------------------------------------------------------------------------------------------------------
                                                                        HIGH-GRADE BOND PORTFOLIO
                                                                        YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING                    OCT. 1 TO      -------------------------------------------------------
THROUGHOUT EACH PERIOD                 DEC. 31, 2001        2001        2000        1999        1998        1997
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $11.34      $10.36      $10.34      $11.07      $10.57     $10.29
-----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                         .158        .653        .680        .646        .663        .678
  Net Realized and Unrealized Gain (Loss)
    on Investments                             (.208)       .670        .020       (.700)       .500        .280
-----------------------------------------------------------------------------------------------------------------
    Total from Investment Operations           (.050)      1.323        .700       (.054)      1.163        .958
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income            --       (.343)      (.680)      (.646)      (.663)      (.678)
  Distributions from Realized Capital Gains       --          --          --       (.030)         --          --
-----------------------------------------------------------------------------------------------------------------
    Total Distributions                           --       (.343)      (.680)      (.676)      (.663)      (.678)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $11.29      $11.34      $10.36      $10.34      $11.07      $10.57
=================================================================================================================

TOTAL RETURN                                  -0.44%      13.05%       7.05%      -0.49%      11.36%       9.60%
=================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)          $533        $520        $337        $337        $322        $188
  Ratio of Total Expenses to
    Average Net Assets                        0.22%*       0.22%       0.20%       0.23%       0.28%       0.29%
  Ratio of Net Investment Income to
    Average Net Assets                        5.82%*       6.31%       6.63%       6.06%       6.16%       6.51%
  Portfolio Turnover Rate                        19%         75%         61%         69%         65%         40%
=================================================================================================================
*Annualized.

FINANCIAL HIGHLIGHTS (continued)
-----------------------------------------------------------------------------------------------------------------
                                                                        HIGH YIELD BOND PORTFOLIO
                                                                         YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING                    OCT. 1 TO       -----------------------------------------------------
THROUGHOUT EACH PERIOD                 DEC. 31, 2001        2001        2000        1999        1998       1997
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $8.28       $9.02       $9.50      $10.09      $10.59      $10.15
-----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                         .168        .794        .849        .847        .895        .922
  Net Realized and Unrealized Gain (Loss)
    on Investments                              .142      (1.120)      (.480)      (.573)      (.485)       .450
-----------------------------------------------------------------------------------------------------------------
    Total from Investment Operations            .310       (.326)       .369        .274        .410       1.372
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income            --       (.414)      (.849)      (.847)      (.895)      (.922)
  Distributions from Realized Capital Gains       --          --          --       (.017)      (.015)      (.010)
-----------------------------------------------------------------------------------------------------------------
    Total Distributions                           --       (.414)      (.849)      (.864)      (.910)      (.932)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $8.59       $8.28       $9.02      $ 9.50      $10.09      $10.59
=================================================================================================================

TOTAL RETURN                                   3.74%      -3.72%       4.03%       2.68%       3.85%      14.12%
=================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)          $172        $158        $142        $146        $131         $85
  Ratio of Total Expenses to
    Average Net Assets                        0.28%*       0.28%       0.26%       0.29%       0.31%       0.31%
  Ratio of Net Investment Income to
    Average Net Assets                        8.87%*       9.26%       9.12%       8.51%       8.45%       8.88%
  Portfolio Turnover Rate                         6%         29%         23%         31%         38%         30%
=================================================================================================================
*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Money Market, Short-Term Corporate, High-Grade Bond, and High Yield Bond Portfolios are registered under the Investment Company Act of 1940 as open-end investment companies. Each portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, or for variable life or other variable-benefit insurance contracts.

        Certain investments of the portfolios are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolios consistently follow such policies in preparing their financial statements.

        1. SECURITY VALUATION: Money Market Portfolio: Investment securities are valued at amortized cost, which approximates market value. Other portfolios:
Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

        2. FUTURES CONTRACTS: The Short-Term Corporate Portfolio may use Municipal Bond Index, U.S. Agency, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The portfolio may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The portfolio may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

        Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

        3. FEDERAL INCOME TAXES: Each portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

        4. REPURCHASE AGREEMENTS: The Money Market Portfolio may invest in repurchase agreements secured by U.S. government obligations. The other portfolios, along with other members of The Vanguard Group, transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities.

        Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

        5. DISTRIBUTIONS: Distributions of net investment income to shareholders of the Money Market Portfolio are declared daily and paid on the first business day of the following month. Effective April 1, 2001, the Short-Term Corporate, High-Grade Bond, and High Yield Bond Portfolios changed the frequency of income dividends from daily to annual. These portfolios' annual distributions from net investment income and realized capital gains, if any, are recorded on the ex-dividend date.

        6. OTHER: Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the securities.

B. The Vanguard Group furnishes investment advisory services to the Money Market, Short-Term Corporate, and High-Grade Bond Portfolios on an at-cost basis.

        Wellington Management Company, LLP, provides investment advisory services to the High Yield Bond Portfolio for a fee calculated at an annual percentage rate of average net assets. For the period ended December 31, 2001, the investment advisory fee represented an effective annual rate of 0.06% of the portfolio's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each portfolio under methods approved by the board of trustees. Each portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2001, the portfolios had contributed capital to Vanguard (included in Other Assets) of:


            ------------------------------------------------------------------------------------------
                                              CAPITAL CONTRIBUTED     PERCENTAGE OF     PERCENTAGE OF
                                                      TO VANGUARD         PORTFOLIO        VANGUARD'S
            PORTFOLIO                                       (000)        NET ASSETS    CAPITALIZATION
            ------------------------------------------------------------------------------------------
            Money Market                                     $193             0.02%             0.19%
            Short-Term Corporate                               26             0.02              0.03
            High-Grade Bond                                   101             0.02              0.10
            High Yield Bond                                    32             0.02              0.03
            ------------------------------------------------------------------------------------------


The portfolios' trustees and officers are also directors and officers of Vanguard.

D. The portfolios' custodian banks have agreed to reduce their fees when the portfolios maintain cash on deposit in their non-interest-bearing custody accounts. For the period ended December 31, 2001, these arrangements reduced expenses by:

            ------------------------------------------------------------------------------------------
                                                                 EXPENSE            EXPENSE REDUCTION
                                                               REDUCTION           AS A PERCENTAGE OF
            PORTFOLIO                                              (000)           AVERAGE NET ASSETS
            ------------------------------------------------------------------------------------------
            Money Market                                             $ 1                           --
            High-Grade Bond                                           11                        .01%*
            ------------------------------------------------------------------------------------------
            *Annualized.

E. During the period ended December 31, 2001, purchases and sales of investment securities other than temporary cash investments were:

            --------------------------------------------------------------------------------------------
                                             U.S. GOVERNMENT SECURITIES      OTHER INVESTMENT SECURITIES
                                                        (000)                            (000)
                                             --------------------------      ---------------------------
            PORTFOLIO                         PURCHASES         SALES         PURCHASES           SALES
            --------------------------------------------------------------------------------------------
            Short-Term Corporate                $11,449       $ 5,957           $23,700         $13,677
            High-Grade Bond                      88,683        63,769            54,150          36,715
            High Yield Bond                         380           597            22,760           9,444
            --------------------------------------------------------------------------------------------

        At December 31, 2001, the portfolios had the following capital losses available to offset future net capital gains:

            --------------------------------------------------------------------------------------------
                                                                                  CAPITAL LOSS
                                                                         -------------------------------
                                                                                            EXPIRATION:
                                                                          AMOUNT    FISCAL YEARS ENDING
            PORTFOLIO                                                      (000)           DECEMBER 31,
            --------------------------------------------------------------------------------------------
            Short-Term Corporate                                         $   163              2007-2009
            High Yield Bond                                               31,005              2006-2010
            --------------------------------------------------------------------------------------------

The High-Grade Bond Portfolio used a capital loss carryforward of $1,651,000 to offset taxable capital gains realized during the period ended December 31, 2001, eliminating the need to distribute capital gains to shareholders.

F. At December 31, 2001, net unrealized appreciation (depreciation) of investment securities for financial reporting and federal income tax purposes was:

            ------------------------------------------------------------------------------------------
                                                                            (000)
                                                      ------------------------------------------------
                                                                                       NET UNREALIZED
                                                      APPRECIATED      DEPRECIATED       APPRECIATION
            PORTFOLIO                                  SECURITIES       SECURITIES     (DEPRECIATION)
            ------------------------------------------------------------------------------------------
            Short-Term Corporate                          $ 2,731        $ (1,290)            $ 1,441
            High-Grade Bond                                12,501          (6,321)              6,180
            High Yield Bond                                 3,520         (11,791)             (8,271)
            ------------------------------------------------------------------------------------------

        At December 31, 2001, the aggregate settlement value of open futures contracts expiring in March 2002 and the related unrealized appreciation (depreciation) were:

            ------------------------------------------------------------------------------------------
                                                                                     (000)
                                                                        ------------------------------
                                                         NUMBER OF       AGGREGATE         UNREALIZED
            PORTFOLIO/                                LONG (SHORT)      SETTLEMENT       APPRECIATION
            FUTURES CONTRACTS                            CONTRACTS           VALUE     (DEPRECIATION)
            ------------------------------------------------------------------------------------------
            Short-Term Corporate/
              U.S. Treasury Bond                               13           $1,320               $(34)
              10-Year Agency Bond                             (28)           2,814                 58
              10-Year U.S. Treasury Note                        4              421                 (4)
              5-Year U.S. Treasury Note                       (61)           6,455                  2
              2-Year U.S. Treasury Note                        (6)           1,254                 (5)
            ------------------------------------------------------------------------------------------

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. The market value of securities on loan to broker/dealers at December 31, 2001, and collateral received with respect to such loans were:

            ------------------------------------------------------------------------------------------
                                                                               (000)
                                                          --------------------------------------------
                                                                                COLLATERAL RECEIVED
                                                                              ------------------------
                                                          MARKET VALUE
                                                             OF LOANED                  U.S. TREASURY
            PORTFOLIO                                       SECURITIES           CASH      SECURITIES
            ------------------------------------------------------------------------------------------
            Short-Term Corporate                               $ 1,177        $ 1,199              --
            High Yield Bond                                     15,628         13,134          $2,903
            ------------------------------------------------------------------------------------------

The portfolios invest cash collateral received in repurchase agreements, and record a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Variable Insurance Fund:

In our opinion, the statements of net assets appearing in the insert to this Annual Report to Shareholders and the accompanying related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Portfolio, Short-Term Corporate Portfolio, High-Grade Bond Portfolio, and High Yield Bond Portfolio (separate portfolios of Vanguard Variable Insurance Fund, hereafter referred to as the "Fund") at December 31, 2001, and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania


February 6, 2002

ADVANTAGES of VANGUARD.COM

                                                                       [GRAPHIC]

Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports online.

        Consider the benefits of using VANGUARD.COM. On our website, you can:

        - Choose to receive all fund reports, as well as prospectuses, online.

        - Request a courtesy e-mail to notify you when a new fund report or prospectus is available.

        When you receive fund reports and prospectuses online, you lower Vanguard's printing and postage costs--and that helps to reduce the expense ratios of your funds. You will continue to receive confirmations of purchases, redemptions, and other account activity by mail.

HOW TO NOTIFY US ABOUT YOUR MAILING PREFERENCES

You can easily tell us to stop mailing your fund reports and prospectuses. Just log on to Vanguard.com (or follow the easy steps to register for secure, online access to your accounts) and update your Web profile. Registered users can also
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track the performance of individual securities and funds; buy, exchange, and sell fund shares; and much more.

        If you invest directly with us, you can also elect to receive all of
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you invest with us through an employer-sponsored retirement plan or a financial
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        All Vanguard shareholders can choose to receive our electronic newsletters: ECONOMIC WEEK IN REVIEW, a recap of each week's key economic
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YOUR ONLINE INFORMATION IS SECURE

Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds (California, Florida, Massachusetts, New Jersey,
  New York, Ohio, Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds (California, New Jersey, New York, Ohio,
  Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio




For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

        A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

        Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the

------------------------------------------------------------------------------------------------------------------------------------
NAME                    POSITION(S) HELD WITH FUND
(DATE OF BIRTH)         (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE   OVERSEEN BY TRUSTEE)            PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*        Chairman of the Board,          Chairman of the Board, Chief Executive Officer, and Director/Trustee
(July 29, 1954)         Chief Executive Officer,        of The Vanguard Group, Inc., and of each of the investment companies
May 1987                and Trustee                     served by The Vanguard Group.
                        (106)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS        Trustee                         The Partners of '63 (pro bono ventures in education); Senior Adviser
(October 23, 1937)      (106)                           to Greenwich Associates (international business-strategy consulting);
January 2001                                            Successor Trustee of Yale University; Overseer of the Stern School of
                                                        Business at New York University; Trustee of the Whitehead Institute
                                                        for Biomedical Research.
------------------------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA          Trustee                         Chairman and Chief Executive Officer (since October 1999), Vice
(December 23, 1945)     (84)                            Chairman (January-September 1999), and Vice President (prior to
December 2001                                           September 1999) of Rohm and Haas Co. (chemicals); Director of Technitrol,
                                                        Inc. (electronic components), and Agere Systems (communications components);
                                                        Board Member of the American Chemistry Council; and Trustee of Drexel
                                                        University.
------------------------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN  Trustee                         Vice President, Chief Information Officer, and Member of the Executive
(January 25, 1950)      (106)                           Committee of Johnson & Johnson (pharmaceuticals/consumer products);
July 1998                                               Director of the Medical Center at Princeton and Women's Research
                                                        and Education Institute.
------------------------------------------------------------------------------------------------------------------------------------
BRUCE K. MACLAURY       Trustee                         President Emeritus of The Brookings Institution (an independent,
(May 7, 1931)           (86)                            nonpartisan research organization); Director of the American Express
January 1990                                            Bank, Ltd., The St. Paul Companies, Inc. (insurance and financial services), and the National Steel Corp.
------------------------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL       Trustee                         Chemical Bank Chairman's Professor of Economics, Princeton
(August 28, 1932)       (104)                           University; Director of Prudential Insurance Co. of America, BKF Capital
May 1977                                                (investment management), The Jeffrey Co. (a holding company), and
                                                        NeuVis, Inc. (a software company).
------------------------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.   Trustee                         Chairman, President, Chief Executive Officer, and Director of NACCO
(October 8, 1941)       (106)                           Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich
January 1993                                            Corporation (industrial products/aircraft systems and services); Director of the Standard Products Company (a supplier for the automotive industry)
                                                        until 1998.
------------------------------------------------------------------------------------------------------------------------------------
JAMES O. WELCH, JR.     Trustee                         Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman
(May 13, 1931)          (106)                           and Director of RJR Nabisco; Director of TECO Energy, Inc.
September 1971
------------------------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON      Trustee                         Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(March 2, 1936)         (106)                           (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                                              Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------------------------------

activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

        Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

------------------------------------------------------------------------------------------------------------------------------------
NAME                     POSITION(s) HELD WITH FUND
(DATE OF BIRTH)          (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE    OVERSEEN BY TRUSTEE)          PRINCIPAL OCCUPATION(s) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON        Secretary                     Managing Director and General Counsel of The Vanguard Group, Inc.
(April 25, 1951)         (106)                         (since September 1997); Secretary of The Vanguard Group, and of
June 2001                                              each of the investment companies served by The Vanguard Group;
                                                       Principal of The Vanguard Group (prior to September 1997).
------------------------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS        Treasurer                     Principal of The Vanguard Group, Inc.; Treasurer of each of the
(May 21, 1957)           (106)                         investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------------------------------
*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.


VANGUARD SENIOR MANAGEMENT TEAM
MORTIMER J. BUCKLEY, Information Technology.           F. WILLIAM MCNABB, III, Institutional Investor Group.

JAMES H. GATELY, Direct Investor Services.             MICHAEL S. MILLER, Planning and Development.

KATHLEEN C. GUBANICH, Human Resources.                 RALPH K. PACKARD, Finance.

IAN A. MACKINNON, Fixed Income Group.                  GEORGE U. SAUTER, Quantitative Equity Group.
------------------------------------------------------------------------------------------------------------------------------------

JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------------------------------------------


Vanguard, The Vanguard Group, Vanguard.com, Admiral, Explorer, Morgan, LifeStrategy, STAR, Wellesley, Wellington, Windsor, and the ship logo are trademarks of The Vanguard Group, Inc.

S&P 500(R), Standard & Poor's 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

All other marks are the property of their respective owners.

[THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600

ABOUT OUR COVER

Our cover photograph was taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photograph is copyrighted by Mr. Kahn.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

        To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM(TM). Prospectuses may also be viewed online.

FUND INFORMATION
1-800-662-7447

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(C) 2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q640 022002

VANGUARD(R) VARIABLE INSURANCE FUND
Money Market and Bond Portfolios


STATEMENT OF NET ASSETS - DECEMBER 31, 2001

The Statement of Net Assets should be read in conjunction with the Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, Notes to Financial Statements, and Report of Independent Accountants, all of which appear in the accompanying report.

        This Statement provides a detailed list of each portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (U.S. government and agency issues, corporate bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share. The NAV is the price used for portfolio share transactions with separate accounts of insurance companies, and differs from the accumulated value of units in their variable annuity plans or variable life insurance contracts.

        At the end of the Statement of Net Assets of each portfolio, you will find a table displaying the composition of the portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the portfolio were to sell all of its investments at their statement-date values.

                                    CONTENTS

                             Money Market Portfolio
                                       1

                         Short-Term Corporate Portfolio
                                        5

                           High-Grade Bond Portfolio
                                       13

                           High Yield Bond Portfolio
                                       24

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   FACE      MARKET
                                                                                                MATURITY         AMOUNT      VALUE-
MONEY MARKET PORTFOLIO                                                             YIELD*           DATE          (000)       (000)
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (42.6%)
------------------------------------------------------------------------------------------------------------------------------------
Federal Farm Credit Bank                                                            1.85%       7/1/2002       $ 10,000   $   9,998
Federal Farm Credit Bank                                                           2.011%      2/12/2002          2,048       2,043
Federal Farm Credit Bank                                                            6.34%       2/7/2002            750         752
Federal Home Loan Bank                                                              1.72%      3/13/2002 (1)     25,000      24,993
Federal Home Loan Bank                                                              1.95%      2/19/2002 (1)     40,000      39,982
Federal Home Loan Bank                                                             1.993%       1/3/2002 (1)     25,000      24,988
Federal Home Loan Bank                                                             2.214%      4/19/2002            500         497
Federal Home Loan Bank                                                             2.346%      10/3/2002          7,000       6,877
Federal Home Loan Bank                                                              4.25%       5/3/2002          2,250       2,267
Federal Home Loan Bank                                                             4.875%      1/22/2002         13,200      13,200
Federal Home Loan Bank                                                              5.22%      2/11/2002          1,250       1,252
Federal Home Loan Mortgage Corp.                                                   1.899%       7/8/2002          8,000       7,921
Federal Home Loan Mortgage Corp.                                                    2.01%       2/7/2002         25,000      24,949
Federal Home Loan Mortgage Corp.                                                    2.02%      1/31/2002          4,945       4,937
Federal Home Loan Mortgage Corp.                                                   2.207%      12/5/2002         18,100      17,733
Federal Home Loan Mortgage Corp.                                                   2.215%      4/25/2002            900         894
Federal Home Loan Mortgage Corp.                                                   2.223%      1/24/2002         20,000      19,972

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   FACE      MARKET
                                                                                                MATURITY         AMOUNT      VALUE-
MONEY MARKET PORTFOLIO                                                             YIELD*           DATE          (000)       (000)
------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.                                                   2.357%      3/28/2002       $ 20,000   $  19,889
Federal Home Loan Mortgage Corp.                                                   3.424%      2/28/2002       $ 20,000   $  19,892
Federal Home Loan Mortgage Corp.                                                    5.25%      1/22/2002          2,000       2,002
Federal National Mortgage Assn.                                                     2.02%      1/31/2002          4,000       3,993
Federal National Mortgage Assn.                                                     2.11%      1/30/2002 (1)     40,000      39,987
Federal National Mortgage Assn.                                                     2.13%      1/27/2002 (1)     25,000      24,984
Federal National Mortgage Assn.                                                    2.202%      1/24/2002         20,000      19,972
Federal National Mortgage Assn.                                              3.396-3.397%       3/7/2002         49,000      48,704
Federal National Mortgage Assn.                                                    3.645%      3/15/2002         23,657      23,486
Federal National Mortgage Assn.                                                    4.532%       3/8/2002          5,000       4,960
Federal National Mortgage Assn.                                                    6.375%      1/16/2002          3,560       3,564
Federal National Mortgage Assn.                                                    6.625%      1/15/2002         10,000      10,010
U.S. Treasury Bill                                                                 2.085%      1/24/2002         15,893      15,872
------------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $440,570)                                                                                                          440,570
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (30.3%)
------------------------------------------------------------------------------------------------------------------------------------
FINANCE--AUTOMOBILES (4.4%)
BMW US Capital Corp.                                                                1.75%       1/2/2002          5,184       5,184
FCAR Owner Trust                                                                   3.293%       3/7/2002         17,000      16,901
New Center Asset Trust                                                             1.828%      3/18/2002          5,000       4,981
New Center Asset Trust                                                             1.828%      3/21/2002         18,000      17,928
                                                                                                                          ----------
                                                                                                                             44,994
                                                                                                                          ----------
FINANCE--OTHER (11.2%)
Corporate Asset Funding Corp.                                                      2.252%      1/23/2002         20,787      20,759
Delaware Funding                                                                   1.854%       2/4/2002          4,522       4,514
Emerald Certificates                                                               1.867%      2/27/2002          2,100       2,094
Emerald Certificates                                                               2.222%      1/23/2002          7,000       6,990
Emerald Certificates                                                               2.253%      1/25/2002          3,500       3,495
Emerald Certificates                                                               2.414%       1/4/2002          5,000       4,999
General Electric Capital Corp.                                                     1.829%      3/27/2002            500         498
General Electric Capital Corp.                                               1.829-1.839%      3/28/2002          3,308       3,294
General Electric Capital International Funding Co.                                 2.491%      3/26/2002          2,700       2,684
Intrepid Funding Master Trust                                                      1.867%      2/28/2002          7,104       7,083
New Castle Certificates                                                            1.954%      1/24/2002         20,634      20,608
Old Line Funding Corp.                                                             1.865%       2/6/2002         19,000      18,965
Old Line Funding Corp.                                                             2.249%       1/4/2002          1,440       1,440
Park Avenue Receivables Corp.                                                      2.161%      1/28/2002          1,612       1,609
Private Export Funding Corp.                                                       2.072%      5/22/2002          6,000       5,952
Three Rivers Funding                                                               1.823%       2/4/2002          2,043       2,039
Three Rivers Funding                                                               1.824%       2/8/2002          2,620       2,615
Triple A One Funding Corp.                                                         1.904%       1/28/2002         6,000       5,991
                                                                                                                          ----------
                                                                                                                            115,629
                                                                                                                          ----------
INDUSTRIAL (3.9%)
Nestle Capital Corp.                                                               2.028%      4/16/2002         10,000       9,941
Nestle Capital Corp.                                                               2.136%      6/18/2002          6,000       5,941
Nestle Capital Corp.                                                               2.181%      7/18/2002          5,000       4,941
Nestle Capital Corp.                                                               2.267%      4/30/2002         20,000      19,852
                                                                                                                          ----------
                                                                                                                             40,675
                                                                                                                          ----------
INSURANCE (3.2%)
Aegon Funding Corp.                                                                 2.45%       4/4/2002          5,000       4,969
ING America Insurance Holdings Inc.                                                2.305%      3/28/2002          3,700       3,680
ING America Insurance Holdings Inc.                                                3.584%       2/6/2002         25,000      24,912
                                                                                                                          ----------
                                                                                                                             33,561
                                                                                                                          ----------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   FACE      MARKET
                                                                                                MATURITY         AMOUNT      VALUE-
                                                                                   YIELD*           DATE          (000)       (000)
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN BANKS (3.9%)
CBA (Delaware) Finance Inc.                                                        2.101%      2/28/2002       $  4,000   $   3,986
CBA (Delaware) Finance Inc.                                                        2.354%       1/7/2002          6,714       6,711
Landesbank Schleswig-Holstein                                                      1.908%       6/3/2002         15,000      14,879
Landesbank Schleswig-Holstein                                                       2.00%       6/6/2002            860         853
Landesbank Schleswig-Holstein                                                      3.241%       3/6/2002          5,000       4,972
Landesbank Schleswig-Holstein                                                      3.263%       2/6/2002          5,000       4,984
UBS Finance (Delaware) Inc.                                                        1.829%      3/26/2002          1,275       1,270
Westpac Trust Securities NZ Ltd.                                                   1.829%      3/28/2002          3,200       3,186
                                                                                                                          ----------
                                                                                                                             40,841
                                                                                                                          ----------
FOREIGN GOVERNMENT (3.7%)
KFW International Finance Inc.                                                     2.288%      2/11/2002         35,000      34,909
Reseau Ferre de France                                                             1.877%       6/4/2002          3,000       2,976
                                                                                                                          ----------
                                                                                                                             37,885
                                                                                                                          ----------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
   (COST $313,585)                                                                                                          313,585
------------------------------------------------------------------------------------------------------------------------------------
YANKEE CERTIFICATES OF DEPOSIT--U.S. BRANCHES (13.3%)
------------------------------------------------------------------------------------------------------------------------------------
Abbey National Treasury Services                                                    2.41%       4/2/2002         25,000      25,009
Bank of Nova Scotia                                                                 2.50%       1/2/2002          5,000       5,000
Credit Agricole Indosuez                                                            2.45%       2/5/2002          5,000       5,000
Dexia Bank                                                                          1.90%       6/3/2002         20,000      19,992
Landesbank Baden-Wurttemberg                                                        4.60%      3/28/2002          5,000       5,025
Rabobank Nederlanden                                                                4.78%      3/11/2002         10,000      10,043
Toronto Dominion Bank                                                               2.51%       1/4/2002         15,000      15,000
UBS AG                                                                              1.90%       6/6/2002         16,000      16,003
UBS AG                                                                             3.805%      7/19/2002         10,000       9,999
UBS AG                                                                              4.63%      3/28/2002         12,000      12,001
Westdeutsche Landesbank                                                             1.93%      2/15/2002         15,000      15,000
------------------------------------------------------------------------------------------------------------------------------------
TOTAL YANKEE CERTIFICATES OF DEPOSIT--U.S. BRANCHES
   (COST $138,072)                                                                                                          138,072
------------------------------------------------------------------------------------------------------------------------------------
EURODOLLAR CERTIFICATES OF DEPOSIT (14.5%)
------------------------------------------------------------------------------------------------------------------------------------
Barclays Bank PLC                                                                   1.88%      5/15/2002          5,000       4,996
Bayerische Hypo Und Vereinsbank AG                                                  2.40%       1/9/2002         20,000      20,000
Bayerische Landesbank Girozentrale                                                 2.455%       4/3/2002         14,000      14,001
Credit Agricole Indosuez                                                            2.29%      2/11/2002         12,000      12,000
Deutsche Bank AG                                                                    2.13%      5/28/2002         10,000      10,000
Dresdner Bank AG                                                                    2.46%      3/27/2002         20,000      20,000
Halifax PLC                                                                         2.24%      4/25/2002          5,000       5,000
ING Bank                                                                            3.56%      2/11/2002          2,000       2,000
Landesbank Baden-Wurttemberg                                                        2.15%      5/28/2002         20,000      20,010
Landesbank Hessen-Thueringen                                                        1.86%       5/9/2002          2,000       2,000
Landesbank Hessen-Thueringen                                                        3.43%      2/25/2002          4,000       4,000
Lloyds Bank                                                                         1.92%      2/19/2002         24,000      24,000
Lloyds Bank                                                                         2.20%      4/26/2002          7,000       7,008
National Australia Bank                                                             3.40%      3/11/2002          5,000       5,001
------------------------------------------------------------------------------------------------------------------------------------
TOTAL EURODOLLAR CERTIFICATES OF DEPOSIT
   (COST $150,016)                                                                                                          150,016
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.7%)
   (COST $1,042,243)                                                                                                      1,042,243
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
                                                                                                           VALUE-
MONEY MARKET PORTFOLIO                                                                                      (000)
-----------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.7%)
-----------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                  $    7,901
Liabilities                                                                                              (15,696)
                                                                                                       ----------
                                                                                                          (7,795)
                                                                                                       ----------
-----------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------
Applicable to 1,034,417,841 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                          $1,034,448
=================================================================================================================
NET ASSET VALUE PER SHARE                                                                                  $1.00
=================================================================================================================
  *See Note A in Notes to Financial Statements.
  *Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
(1)Adjustable-rate note.

-----------------------------------------------------------------------------------------------------------------
 AT DECEMBER 31, 2001, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------------------

                                                                                            AMOUNT           PER
                                                                                             (000)         SHARE
-----------------------------------------------------------------------------------------------------------------
 Paid-in Capital                                                                        $1,034,418         $1.00
 Undistributed Net Investment Income                                                            --            --
 Accumulated Net Realized Gains                                                                 30            --
 Unrealized Appreciation                                                                        --            --
-----------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                             $1,034,448         $1.00
=================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   FACE      MARKET
                                                                                                MATURITY         AMOUNT      VALUE*
SHORT-TERM CORPORATE PORTFOLIO                                                     COUPON           DATE          (000)       (000)
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (83.3%)
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (15.3%)
ANRC Auto Owner Trust                                                               3.76%     10/17/2005 (1)    $ 1,500     $ 1,492
ANRC Auto Owner Trust                                                               6.75%     12/15/2003 (1)        106         107
ARG Funding Corp.                                                                   5.88%       3/6/2002 (1)(2)     250         250
Advanta Mortgage Loan Trust                                                         5.98%      6/25/2014 (1)         37          37
American Express Credit Account Master Trust                                        5.85%     11/15/2006 (1)        300         311
AmSouth Auto Trust                                                                  6.67%      7/15/2004 (1)        295         304
BMW Vehicle Owner Trust                                                             5.46%     11/15/2007 (1)        170         173
BMW Vehicle Owner Trust                                                             6.41%      4/25/2003 (1)         55          55
BMW Vehicle Owner Trust                                                             6.91%      5/25/2006 (1)        500         520
Countrywide Asset-Backed Certificates                                               6.24%      9/25/2018 (1)        133         134
California Infrastructure & Econ. Dev. Bank
   Special Purpose Trust PG&E-1                                                     6.32%      9/25/2005 (1)        225         233
California Infrastructure & Econ. Dev. Bank
   Special Purpose Trust PG&E-1                                                     6.42%      9/25/2008 (1)        300         317
California Infrastructure & Econ. Dev. Bank
   Special Purpose Trust SCE-1                                                      6.38%      9/25/2008 (1)        550         574
California Infrastructure & Econ. Dev. Bank
   Special Purpose Trust SDG&E-1                                                    6.31%      9/25/2008 (1)        300         313
Capital Auto Receivables Asset Trust                                                6.46%      1/15/2004 (1)        200         203
Centex Home Equity Loan Trust                                                       3.94%      3/25/2025 (1)        400         407
Centex Home Equity Loan Trust                                                       5.35%     10/25/2022 (1)        400         407
Chase Manhattan Auto Trust                                                          4.55%      8/15/2005 (1)      1,000       1,017
Citibank Credit Card Issuance Trust                                                 7.05%      9/15/2007 (1)        125         133
Citibank Credit Card Issuance Trust                                                 7.45%      9/15/2007 (1)        210         222
Citibank Credit Card Master Trust I                                                 5.55%       1/9/2006 (1)        300         309
Citibank Credit Card Master Trust I                                                 5.80%       2/7/2005 (1)        100         103
Citibank Credit Card Master Trust I                                                 6.55%      2/15/2004 (1)        200         201
ComEd Transitional Funding Trust                                                    5.44%      3/25/2007 (1)        500         515
ComEd Transitional Funding Trust                                                    5.63%      6/25/2009 (1)        100         102
Connecticut RRB Special Purpose Trust CL&P-1                                        5.36%      3/30/2007 (1)      1,500       1,544
DaimlerChrysler Auto Trust                                                          6.11%     11/15/2004 (1)        200         208
DaimlerChrysler Auto Trust                                                          7.09%      9/15/2002 (1)        631         642
Dealer Auto Receivables Owner Trust                                                 7.07%      5/17/2004 (1)        400         411
Detroit Edison Securitization Funding LLC                                          5.513%       3/7/2007 (1)        250         258
Discover Card Master Trust I                                                        5.75%     12/15/2008 (1)        500         514
EQCC Home Equity Loan Trust                                                        6.223%      6/25/2011 (1)        208         210
First Union National Bank-Bank of America,
   NA Commercial Mortgage Trust                                                    6.136%     12/15/2010 (1)        130         129
Ford Credit Auto Owner Trust                                                        5.01%      3/15/2006 (1)        200         206
Ford Credit Auto Owner Trust                                                        7.40%      4/15/2005 (1)        700         732
Ford Credit Auto Owner Trust                                                        7.50%     10/15/2004 (1)        100         106
General Motors Acceptance Corp. Mortgage
   Home Loan Trust                                                                  5.22%      3/25/2014 (1)        600         608
Green Tree Home Equity Loan Trust                                                   7.05%      9/15/2030 (1)         74          75
Honda Auto Lease Trust                                                              6.45%      9/16/2002 (1)         44          44
Honda Auto Receivables Owner Trust                                                  4.67%      3/18/2005 (1)      1,250       1,275
J. P. Morgan Chase Commercial Mortgage Securities Corp.                             6.26%      3/15/2033 (1)        150         150
MBNA Master Credit Card Trust I                                                     6.70%      1/18/2005 (1)        200         205
MBNA Master Credit Card Trust II                                                    7.15%      1/15/2008 (1)        500         534
Mellon Residential Funding Corp. Mortgage
   Pass-Through Certificates                                                       6.832%      2/25/2030 (1)        212         214

------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE           MARKET
                                                                           MATURITY                   AMOUNT           VALUE-
SHORT-TERM CORPORATE PORTFOLIO                            COUPON               DATE                    (000)            (000)
------------------------------------------------------------------------------------------------------------------------------
Navistar Financial Corp. Owner Trust                       5.95%          4/15/2003 (1)             $     93         $     93
Nissan Auto Receivables                                    7.01%          9/15/2003 (1)                  180              183
Onyx Acceptance Owner Trust                                6.82%         11/15/2003 (1)                   72               72
Option One Mortgage Loan Trust                             5.92%          5/25/2029 (1)                   92               92
PP&L Transition Bond Co. LLC                               6.72%         12/26/2005 (1)                  500              527
PP&L Transition Bond Co. LLC                               7.05%          6/25/2009 (1)                  125              134
PECO Energy Transition Trust                               5.63%           3/1/2005 (1)                  247              252
PECO Energy Transition Trust                               6.05%           3/1/2009 (1)                  125              129
Principal Residential Mortgage                             4.55%         12/20/2004 (1)(2)               420              418
TIAA Structured Finance CDO I, Ltd.                        7.06%         11/15/2012 (1)                  100              105
UAC Securitization Corp.                                   5.57%           9/8/2003 (1)                   32               32
UAC Securitization Corp.                                   6.31%          12/8/2006 (1)                  175              184
USAA Auto Owner Trust                                      3.20%          2/15/2006 (1)                  600              593
USAA Auto Owner Trust                                      6.95%          6/15/2004 (1)                  400              411
Vendee Mortgage Trust                                      7.50%          5/15/2016 (1)                1,682            1,707
Washington Mutual Mortgage Securities Corp.               6.035%          1/25/2031 (1)                  393              394
                                                                                                                     ---------
                                                                                                                       21,830
                                                                                                                     ---------
FINANCE (21.1%)
    BANKING (7.1%)
    Banco Santiago SA                                      7.00%          7/18/2007                      100              100
    Barclays Bank PLC                                      8.55%          6/15/2011 (2)                  325              363
    Citicorp Lease Pass-Through Trust                      7.22%          6/15/2005 (1)(2)               206              219
    Citigroup Inc.                                         5.50%           8/9/2006                      875              890
    Compass Bank                                           6.45%           5/1/2009                      100               98
    First Bank System, Inc.                               6.875%          9/15/2007                      200              214
    First Maryland Bancorp                                 7.20%           7/1/2007                      365              392
    Firstar Bank Milwaukee NA                              6.25%          12/1/2002                      300              309
    Firstar Bank Milwaukee NA                              7.80%           7/5/2010                      300              314
    Fleet Boston Financial Corp.                          4.875%          12/1/2006                      375              368
    ING Capital Funding Trust III                         8.439%         12/31/2010                      200              213
    MBNA Corp.                                            6.875%           6/1/2005                      200              202
    Mellon Financial Co.                                   5.75%         11/15/2003                      791              821
    Meridian Bancorp, Inc.                                6.625%          3/15/2003                      300              313
    National City Corp.                                   6.625%           3/1/2004                      150              158
    PNC Funding Corp.                                      5.75%           8/1/2006                      220              224
    Skandinaviska Enskilda Banken                          6.50%           6/4/2003 (2)                  610              618
    Southern National Corp.                                7.05%          5/23/2003                      740              779
    SunTrust Bank                                          7.25%          9/15/2006                      750              814
    Synovus Financial Corp.                                7.25%         12/15/2005                      250              264
    UBS Preferred Funding Trust I                         8.622%          10/1/2010                      150              167
    UBS Preferred Funding Trust II                        7.247%          6/29/2049                      125              129
    US Bancorp                                            6.875%          12/1/2004                      490              513
    Wachovia Corp.                                         4.95%          11/1/2006                      750              736
    Wachovia Corp.                                         6.70%          6/21/2004                      450              478
    Wells Fargo & Co.                                      4.25%          8/15/2003                      240              244
    Zions Financial Corp.                                  6.95%          5/15/2011                      200              202

    BROKERAGE (2.5%)
    Amvescap PLC                                          6.375%          5/15/2003                      400              415
    Amvescap PLC                                           6.60%          5/15/2005                      100              103
    Bear Stearns & Co. Inc.                               6.125%           2/1/2003                      250              257
    Bear Stearns & Co. Inc.                                6.45%           8/1/2002                      345              352
    Goldman Sachs & Co.                                   7.125%           3/1/2003 (2)                  500              522
    Lehman Brothers Holdings Inc.                          6.25%           4/1/2003                      500              518

------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE           MARKET
                                                                           MATURITY                   AMOUNT           VALUE-
                                                          COUPON               DATE                    (000)            (000)
------------------------------------------------------------------------------------------------------------------------------
    Lehman Brothers Holdings Inc.                          6.25%          5/15/2006                 $    340         $    348
    Morgan Stanley, Dean Witter & Co.                     5.625%          1/20/2004                      550              570
    Salomon Smith Barney Holdings                         6.125%          1/15/2003                      216              222
    Spear, Leeds & Kellogg, LP                             8.25%          8/15/2005 (2)                  225              247

    FINANCE COMPANIES (5.5%)
    American Express Credit Corp.                          5.50%          9/12/2006                    1,200            1,201
    Aristar Inc.                                          7.375%           9/1/2004                      250              267
    Boeing Capital Corp.                                   5.75%          2/15/2007                      700              698
    Capital One Bank                                       6.57%          1/27/2003                      250              255
    Capital One Bank                                       6.62%           8/4/2003                      175              178
    Capital One Bank                                      6.875%           2/1/2006                      200              195
    Countrywide Funding                                    8.25%          7/15/2002                      800              823
    Countrywide Home Loan                                  5.25%          5/22/2003                      150              154
    Countrywide Home Loan                                  5.50%           8/1/2006                      525              523
    Ford Motor Credit Co.                                  5.75%          2/23/2004                      400              399
    Ford Motor Credit Co.                                  8.00%          6/15/2002                      350              357
    General Electric Capital Corp.                         6.75%          9/11/2003                      500              528
    General Electric Capital Corp.                         6.80%          11/1/2005                      430              460
    General Electric Capital Corp.                         7.25%           5/3/2004                      400              430
    General Motors Acceptance Corp.                        5.50%          1/14/2002                      500              500
    General Motors Acceptance Corp.                        5.80%          3/12/2003                      380              386
    Sears Roebuck Acceptance Corp.                         6.80%          10/9/2002                      150              154
    Washington Mutual Finance Corp.                        6.25%          5/15/2006                      350              360

    INSURANCE (3.9%)
    AIG SunAmerica Global Financing II                     7.60%          6/15/2005 (2)                  550              600
    John Hancock Global Funding II                        5.625%          6/27/2006 (2)                  825              836
    Metlife Inc.                                           5.25%          12/1/2006                      475              474
    Monumental Global Funding II                           6.05%          1/19/2006 (2)                  220              226
    Monumental Global Funding II                           6.95%          10/1/2003 (2)                  410              433
    Principal Life Global Funding I                       6.125%           3/1/2006 (2)                  930              959
    Progressive Corp.                                     6.375%          1/15/2012                      500              497
    Protective Life                                       5.875%          8/15/2006 (2)                  400              405
    Prudential Insurance Co. of America                   6.375%          7/23/2006 (2)                  600              619
    USAA Capital Corp.                                     7.54%          3/30/2005 (2)                  500              537

    REITS (2.1%)
    Cabot Industrial Properties LP                        7.125%           5/1/2004                      330              338
    EOP Operating LP                                      8.375%          3/15/2006                    1,500            1,628
    ERP Operating LP                                       7.10%          6/23/2004                      200              210
    First Industrial LP                                    7.15%          5/15/2002                      250              254
    Liberty Properties LP                                  7.25%          3/15/2011                      380              380
    Shurgard Storage Centers, Inc.                         7.75%          2/22/2011                      100              100
                                                                                                                     ---------
                                                                                                                       30,060
                                                                                                                     ---------
INDUSTRIAL (33.9%)
    BASIC INDUSTRY (0.6%)
    Abitibi-Consolidated Inc.                              6.95%         12/15/2006                      175              174
    Alcoa Inc.                                             6.00%          1/15/2012                      175              173
    Dow Chemical                                           5.75%         12/15/2008                      175              175
    Noranda, Inc.                                         8.625%          7/15/2002                       75               77
    Rio Tinto Finance Ltd.                                 5.75%           7/3/2006                      250              253

------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE           MARKET
                                                                           MATURITY                   AMOUNT           VALUE-
SHORT-TERM CORPORATE PORTFOLIO                            COUPON               DATE                    (000)            (000)
------------------------------------------------------------------------------------------------------------------------------
    CAPITAL GOODS (3.4%)
    BAE Systems Holdings Inc.                              6.40%         12/15/2011 (2)             $    175         $    174
    Bombardier Capital Inc.                               5.625%          5/30/2003 (2)                  700              709
    Emerson Electric Co.                                  7.875%           6/1/2005                      500              541
    Ingersoll-Rand Co.                                     5.75%          2/14/2003                      650              672
    Masco Corp.                                            6.00%           5/3/2004                      110              112
    Raytheon Co.                                           6.45%          8/15/2002                      360              368
    Raytheon Co.                                           7.90%           3/1/2003                      695              727
    Republic Services Inc.                                6.625%          5/15/2004                      200              208
    Tyco International Group SA                           6.875%           9/5/2002                      350              359
    United Technologies Corp.                             4.875%          11/1/2006                      240              235
    Waste Management Inc.                                 6.625%          7/15/2002                      350              355
    Waste Management Inc.                                  7.00%          10/1/2004                       30               31
    WMX Technologies Inc.                                  7.00%         10/15/2006                      300              309

    COMMUNICATION (6.5%)
    AT&T Wireless                                          7.35%           3/1/2006                      600              632
    British Telecommunications PLC                        7.875%         12/15/2005                      175              188
    Cingular Wireless                                     5.625%         12/15/2006 (2)                  150              151
    Clear Channel Communication                            7.25%          9/15/2003                      500              518
    Continental Cablevision                                8.30%          5/15/2006                      125              135
    Cox Communications, Inc.                               6.50%         11/15/2002                      650              671
    France Telecom                                         7.20%           3/1/2006 (2)                  310              326
    New York Times                                        7.625%          3/15/2005                      300              320
    NYNEX Corp.                                            9.55%           5/1/2010 (1)                  492              565
    PanAmSat Corp.                                         6.00%          1/15/2003                      400              388
    Pearson PLC                                            7.00%          6/15/2011 (2)                  100               99
    Qwest Capital Funding                                 5.875%           8/3/2004                      625              614
    Qwest Corp.                                           7.625%           6/9/2003                    1,125            1,154
    Sprint Corp.                                           6.00%          1/15/2007 (2)                  300              299
    TCI Communications Inc.                               6.375%           5/1/2003                    1,000            1,024
    Telecomunicaciones de Puerto Rico                      6.15%          5/15/2002                      400              404
    US West Capital Funding, Inc.                         6.125%          7/15/2002                      251              253
    Vodafone AirTouch PLC                                 7.625%          2/15/2005                      150              161
    WorldCom Inc.                                         7.375%          1/15/2006 (2)                1,250            1,300

    CONSUMER CYCLICAL (3.5%)
    Cooper Tire & Rubber Co.                               7.25%         12/16/2002                      125              128
    Walt Disney Co.                                        4.50%          9/15/2004                      500              494
    Harrahs Operating Co., Inc.                            7.50%          1/15/2009                      270              270
    International Speedway Corp.                          7.875%         10/15/2004                      250              260
    Kohl's Corp.                                           6.30%           3/1/2011                      325              328
    Lowe's Companies Inc.                                  7.50%         12/15/2005                      150              162
    Park Place Entertainment                               7.95%           8/1/2003                      650              673
    Target Corp.                                           5.40%          10/1/2008                      625              614
    Toys R Us                                             6.875%           8/1/2006 (2)                1,000              982
    VF Corp.                                               7.60%           4/1/2004 (1)                  365              373
    Wal-Mart Stores, Inc.                                 4.375%           8/1/2003                      750              760

    CONSUMER NONCYCLICAL (10.6%)
    Abbott Laboratories                                   5.625%           7/1/2006                    1,000            1,027
    American Home Products                                5.875%          3/15/2004                      500              517
    Apogent Technologies Inc.                              8.00%           4/1/2011                      250              263
    Bristol-Myers Squibb                                   4.75%          10/1/2006                    1,500            1,489
    Campbell Soup Co.                                     5.875%          10/1/2008                    1,500            1,499

------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE           MARKET
                                                                           MATURITY                   AMOUNT           VALUE-
                                                          COUPON               DATE                    (000)            (000)
------------------------------------------------------------------------------------------------------------------------------
    Cargill Inc.                                           6.25%           5/1/2006 (2)             $    250         $    256
    Cia. Brasil de Bebidas AmBev                          10.50%         12/15/2011 (2)                  280              277
    Conagra Foods Inc.                                     6.00%          9/15/2006                      300              305
    Diageo PLC                                             0.00%           1/6/2004                      300              276
    Diageo PLC                                            6.125%          8/15/2005                      150              155
    Diageo PLC                                            6.625%          6/24/2004                      300              318
    Hormel Foods Corp.                                    6.625%           6/1/2011 (2)                  100              102
    Kellogg Co.                                            5.50%           4/1/2003                    1,000            1,026
    Kimberly-Clark de Mexico                              8.875%           8/1/2009 (2)                   50               53
    Kraft Foods Inc.                                      4.625%          11/1/2006                      600              586
    Fred Meyer, Inc.                                      7.375%           3/1/2005                    1,000            1,063
    Panamerican Beverage Inc.                             8.125%           4/1/2003                      300              312
    Pepsi Americas Inc.                                    5.95%          2/15/2006                      170              173
    Philip Morris                                          6.80%          12/1/2003                    1,000            1,047
    Quest Diagnostic Inc.                                  6.75%          7/12/2006                      610              627
    Safeway Inc.                                           6.05%         11/15/2003                      750              775
    Sara Lee Corp.                                         6.25%          9/15/2011                      750              761
    Unilever Capital Corp.                                 6.75%          11/1/2003                      830              878
    The Upjohn Co. ESOP Trust                              9.79%           4/1/2004 (1)                1,039            1,134
    Wellpoint Health Networks                             6.375%          6/15/2006                      200              203

    ENERGY (4.2%)
    Amerada Hess Corp.                                     5.30%          8/15/2004                      750              758
    Apache Corp.                                           9.25%           6/1/2002                      375              385
    Baker Hughes, Inc.                                     5.80%          2/15/2003                      150              156
    Burlington Resources Inc.                              6.50%          12/1/2011 (2)                  130              126
    Conoco Funding Co.                                     5.45%         10/15/2006                    1,000            1,001
    FPL Group Capital Inc.                                6.875%           6/1/2004                      955              998
    PF Export Receivables Master Trust                    2.752%          12/1/2013 (1)(2)               360              360
    Pure Resources Inc.                                   7.125%          6/15/2011 (2)                  100               96
    Transocean Sedco Forex Inc.                            6.50%          4/15/2003                      615              632
    Tosco Corp.                                           7.625%          5/15/2006                      522              569
    Tosco Corp.                                            8.25%          5/15/2003                      250              266
    Tosco Trust                                            8.58%           3/1/2010 (2)                  250              287
    Transocean Sedco Forex Inc.                           6.625%          4/15/2011                      125              122
    Woodside Finance Ltd.                                  6.70%           8/1/2011 (2)                  200              197

    TECHNOLOGY (2.5%)
    Computer Sciences Corp.                                6.25%          3/15/2009                      250              243
    Computer Sciences Corp.                                7.50%           8/8/2005                      100              105
    First Data Corp.                                      5.625%          11/1/2011                      350              337
    International Business Machines Credit Corp.          4.875%          10/1/2006                    1,500            1,493
    International Business Machines Credit Corp.           7.00%          1/28/2002                      650              652
    Marconi PLC                                            7.75%          9/15/2010                       60               31
    Motorola Inc.                                          8.00%          11/1/2011 (2)                   70               71
    Nortel Networks Ltd.                                  6.125%          2/15/2006                      200              159
    Texas Instruments Inc.                                 7.00%          8/15/2004                      450              474

    TELECOMMUNICATIONS (0.4%)
    Verizon Wireless Inc.                                 5.375%         12/15/2006 (2)                  625              621

    TRANSPORTATION (1.9%)
    Continental Airlines Pass Through Trust               7.434%          3/15/2006 (1)                  300              256
    Delta Air Lines, Inc. Pass-Through Certificates       7.299%          9/18/2006                      100               96
    ERAC USA Finance Co.                                  6.375%          5/15/2003 (2)                  825              840

------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE           MARKET
                                                                           MATURITY                   AMOUNT           VALUE-
SHORT-TERM CORPORATE PORTFOLIO                            COUPON               DATE                    (000)            (000)
------------------------------------------------------------------------------------------------------------------------------
    ERAC USA Finance Co.                                   8.25%           5/1/2005 (2)             $    175         $    182
    Federal Express Corp.                                 6.625%          2/12/2004                      500              519
    Federal Express Corp.                                 9.875%           4/1/2002                       65               66
    Hertz Corp.                                            8.25%           6/1/2005                      250              255
    Norfolk Southern Corp.                                8.375%          5/15/2005                      300              326
    United Airlines (Equipment Trust Certificates)        6.201%           9/1/2008                      130              113

    INDUSTRIAL OTHER (0.3%)
    Johnson Controls                                       5.00%         11/15/2006                      110              107
    Parker Retirement Savings Plan Trust                   6.34%          7/15/2008 (1)(2)               259              262
                                                                                                                     ---------
                                                                                                                       48,181
                                                                                                                     ---------
UTILITIES (13.0%)
    ELECTRIC (10.7%)
    Alabama Power Co.                                      7.85%          5/15/2003                      525              554
    American Electric Power                                5.50%          5/15/2003                    1,000            1,017
    Arizona Public Service Co.                            5.875%          2/15/2004                      400              410
    Boston Edison Co.                                      6.80%          3/15/2003                      465              481
    Calenergy Co. Inc.                                     6.96%          9/15/2003                      400              417
    Consolidated Edison                                   7.625%           3/1/2004                      300              319
    DTE Energy Co.                                         6.00%           6/1/2004                      200              205
    Detroit Edison Co.                                     5.05%          10/1/2005                      500              492
    Dominion Fiber Ventures, LLC                           7.05%          3/15/2005 (2)                  200              199
    Dominion Resources Inc.                                6.00%          1/31/2003                    1,000            1,021
    East Coast Power                                      6.737%          5/27/2005                      123              120
    Exelon Corp.                                           6.95%          6/15/2011 (2)                  100              101
    FPL Group Capital Inc.                                6.125%          5/15/2007                      100              100
    FPL Group Capital Inc.                                7.625%          9/15/2006                      200              216
    Georgia Power Co.                                      5.75%          1/31/2003                      880              903
    HGI Transelec Chile SA                                7.875%          4/15/2011                      130              132
    IPALCO Enterprises, Inc.                              7.375%         11/14/2008 (2)                  450              435
    LG&E Capital Corp.                                    6.205%           5/1/2004 (2)                  300              305
    Limestone Electron Trust                              8.625%          3/15/2003                      700              712
    NRG Energy Inc.                                        6.75%          7/15/2006                      300              285
    NRG NorthEast Generating LLC                          8.065%         12/15/2004 (1)                  281              284
    NRG South Central Generating LLC                      8.962%          3/15/2016 (1)                  464              469
    Nevada Power Co.                                       6.00%          9/15/2003 (2)                1,500            1,495
    New York State Electric & Gas                          6.75%         10/15/2002                       60               62
    NiSource Finance Corp.                                 5.75%          4/15/2003                      200              204
    PPL Electric Utilities Corp.                          5.875%          8/15/2007                      250              251
    PPL Capital Funding                                    7.75%          4/15/2005                      200              210
    PSE&G Capital Corp.                                    6.25%          5/15/2003 (2)                  420              430
    Pacific Gas & Electric Co                             7.375%          11/1/2005 (2)**                240              253
    Progress Capital Holdings                              7.45%           9/1/2003 (2)                  180              187
    Progress Energy                                        6.55%           3/1/2004                      750              783
    Reliant Energy Mid-Atlantic Power Holding             8.554%           7/2/2005 (1)                  264              289
    Reliant Energy Resources                              8.125%          7/15/2005                      200              208
    South Carolina Electric & Gas                          7.50%          6/15/2005                       70               75
    Southern California Edison Co.                         8.95%          11/3/2003 *                    415              422
    TXU Corp.                                              5.52%          8/16/2003                    1,250            1,266

    NATURAL GAS (2.3%)
    AGL Capital Corp.                                     7.125%          1/14/2011                      100              100
    Columbia Energy Group                                  6.61%         11/28/2002                      600              614

------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE           MARKET
                                                                           MATURITY                   AMOUNT           VALUE-
                                                          COUPON               DATE                    (000)            (000)
------------------------------------------------------------------------------------------------------------------------------
    Enterprise Products                                    8.25%          3/15/2005                 $    350         $    372
    KN Energy, Inc.                                        6.45%           3/1/2003                      968              994
    Keyspan Corp.                                          7.25%         11/15/2005                      275              292
    Osprey Trust                                           8.31%          1/15/2003 (2)**                375               75
    Peoples Energy Corp.                                   6.90%          1/15/2011                      100              100
    Transcontinental Gas Pipeline                         8.875%          9/15/2002                      300              310
    Williams Cos.                                          6.75%          1/15/2006                      300              299
    Yosemite Security Trust                                8.25%         11/15/2004 (2)**                370               65
                                                                                                                     ---------
                                                                                                                       18,533
                                                                                                                     ---------
------------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
    (COST $118,479)                                                                                                   118,604
------------------------------------------------------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. DOLLAR-DENOMINATED)(3.6%)
------------------------------------------------------------------------------------------------------------------------------
Bayerische Landesbank                                      5.00%          7/20/2004                    1,000            1,027
Landwirtschaft Rentenbank                                  4.50%         10/23/2006                    1,000              978
Province of Manitoba                                       4.25%         11/20/2006                    1,500            1,450
Province of Ontario                                        5.50%          10/1/2008                    1,000            1,003
Pemex Finance Ltd.                                        6.125%         11/15/2003 (1)                  213              221
Pemex Finance Ltd.                                         8.02%          5/15/2007 (1)                  140              149
Pemex Finance Ltd.                                         9.14%          8/15/2004 (1)                  265              280
------------------------------------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS
    (COST $5,166)                                                                                                       5,108
------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (7.6%)
------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.                            5.25%          6/15/2006                      125              127
Federal National Mortgage Assn.                            6.00%         11/25/2014                    1,300            1,364
Federal National Mortgage Assn.                            6.50%           9/1/2016                    2,083            2,123
Federal National Mortgage Assn.                            7.00%          12/1/2011                    1,917            1,999
U.S. Treasury Bond                                         5.00%          8/15/2011                      250              249
U.S. Treasury Note                                         3.50%         11/15/2006                      475              458
U.S. Treasury Note                                        3.625%          8/31/2003                      290              294
U.S. Treasury Note                                        3.875%          6/30/2003                      400              407
U.S. Treasury Note                                         4.25%          3/31/2003                      250              256
U.S. Treasury Note                                        4.625%          5/15/2006                      770              781
U.S. Treasury Note                                         5.75%         11/15/2005                    2,035            2,150
U.S. Treasury Note                                         6.25%          2/15/2007                      330              357
U.S. Treasury Note                                        6.625%          5/15/2007                      200              220
------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
    (COST $9,411)                                                                                                      10,785
------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (5.7%)
------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
    in a Pooled Cash Account--Note G                       1.69%           1/2/2002                    1,199            1,199
Collateralized by U.S. Government Obligations
    in a Pooled Cash Account                               1.75%           1/2/2002                    6,870            6,870
------------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
    (COST $8,069)                                                                                                       8,069
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%)
    (COST $141,125)                                                                                                   142,566
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       MARKET
                                                                                                                       VALUE-
SHORT-TERM CORPORATE PORTFOLIO                                                                                          (000)
------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.2%)
------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                                 $  2,887
Liabilities--Note G                                                                                                    (3,112)
                                                                                                                     ---------
                                                                                                                         (225)
                                                                                                                     ---------
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------------------------------
Applicable to 13,690,113 outstanding $.001 par value shares of beneficial interest
    (unlimited authorization)                                                                                        $142,341
==============================================================================================================================

NET ASSET VALUE PER SHARE                                                                                              $10.40
==============================================================================================================================

  - See Note A in Notes to Financial Statements.
  * In accordance with the portfolio's valuation policy, this security is no longer accruing income.
 ** Non-income-producing security--security in default.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, the aggregate value of these securities was $18,567,000, representing 13.0% of net assets.

------------------------------------------------------------------------------------------------------------------------------
 AT DECEMBER 31, 2001, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT              PER
                                                                                                       (000)            SHARE
------------------------------------------------------------------------------------------------------------------------------
 Paid-in Capital                                                                                    $136,283           $ 9.96
 Undistributed Net Investment Income                                                                   4,990              .36
 Accumulated Net Realized Losses--Note E                                                                (390)            (.03)
 Unrealized Appreciation--Note F
    Investment Securities                                                                              1,441              .11
    Futures Contracts                                                                                     17               --
------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                         $142,341           $10.40
==============================================================================================================================

================================================================================================================
                                                                                               FACE       MARKET
                                                                             MATURITY        AMOUNT       VALUE-
HIGH-GRADE BOND PORTFOLIO                           COUPON                       DATE         (000)        (000)
----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (60.2%)
----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (17.5%)
U.S. Treasury Bond                                   5.50%                  5/15/2009       $   785     $    814
U.S. Treasury Bond                                  6.625%                  2/15/2027         3,750        4,175
U.S. Treasury Bond                                   6.75%                  8/15/2026         5,300        5,977
U.S. Treasury Bond                                  7.125%                  2/15/2023         1,910        2,223
U.S. Treasury Bond                                   7.50%                 11/15/2016         3,600        4,254
U.S. Treasury Bond                                   7.50%                 11/15/2024           725          884
U.S. Treasury Bond                                  7.625%                 11/15/2022         4,150        5,079
U.S. Treasury Bond                                  7.875%                  2/15/2021         2,150        2,674
U.S. Treasury Bond                                   8.00%                 11/15/2021           930        1,177
U.S. Treasury Bond                                  8.125%                  8/15/2019         3,720        4,696
U.S. Treasury Bond                                  8.125%                  8/15/2021           865        1,104
U.S. Treasury Bond                                   8.50%                  2/15/2020           445          582
U.S. Treasury Bond                                   8.75%                  5/15/2020           145          194
U.S. Treasury Bond                                   8.75%                  8/15/2020           420          563
U.S. Treasury Bond                                  8.875%                  8/15/2017         1,075        1,427
U.S. Treasury Bond                                  8.875%                  2/15/2019           790        1,059
U.S. Treasury Bond                                   9.25%                  2/15/2016         1,465        1,981
U.S. Treasury Bond                                  9.875%                 11/15/2015         1,025        1,447
U.S. Treasury Bond                                  10.00%                  5/15/2010           125          148
U.S. Treasury Bond                                  10.75%                  2/15/2003        14,725       16,089
U.S. Treasury Bond                                  10.75%                  5/15/2003         2,900        3,218
U.S. Treasury Bond                                  10.75%                  8/15/2005            25           31
U.S. Treasury Bond                                 11.125%                  8/15/2003         3,725        4,210
U.S. Treasury Bond                                  12.75%                 11/15/2010           575          749
U.S. Treasury Bond                                  13.25%                  5/15/2014           170          256
U.S. Treasury Note                                   5.00%                  2/15/2011           275          274
U.S. Treasury Note                                   5.50%                  1/31/2003         2,500        2,587
U.S. Treasury Note                                   5.50%                  2/15/2008           750          783
U.S. Treasury Note                                  5.625%                 12/31/2002         2,250        2,327
U.S. Treasury Note                                  5.625%                  5/15/2008         5,100        5,346
U.S. Treasury Note                                   5.75%                 11/30/2002         5,425        5,604
U.S. Treasury Note                                   5.75%                  8/15/2003         2,500        2,616
U.S. Treasury Note                                   5.75%                 11/15/2005         1,450        1,532
U.S. Treasury Note                                   5.75%                  8/15/2010           325          341
U.S. Treasury Note                                  5.875%                 11/15/2004           500          529
U.S. Treasury Note                                   6.50%                  2/15/2010         3,800        4,174
U.S. Treasury Note                                  6.625%                  5/15/2007           225          247
U.S. Treasury Note                                   7.25%                  8/15/2004           250          273
U.S. Treasury Note                                  7.875%                 11/15/2004         1,200        1,334
Private Export Funding Corp.
   (U.S. Government Guaranteed)                      7.20%                  1/15/2010           400          437
                                                                                                        --------
                                                                                                          93,415
                                                                                                        --------
AGENCY BONDS AND NOTES (5.5%)
Federal Farm Credit Bank                             4.80%                  11/6/2003         2,500        2,569
Federal Home Loan Bank                              5.575%                   9/2/2003         1,900        1,974
Federal Home Loan Bank                              5.675%                  8/18/2003         2,000        2,076
Federal Home Loan Bank                              5.865%                   9/2/2008         1,300        1,342
Federal Home Loan Bank                               5.88%                 11/25/2008           530          524
Federal Home Loan Bank                               6.50%                  8/15/2007         1,450        1,550
Federal Home Loan Bank                              7.625%                  5/14/2010         2,300        2,590
Federal Home Loan Mortgage Corp.                    6.875%                  1/15/2005         1,800        1,940
Federal Home Loan Mortgage Corp.                    6.875%                  9/15/2010           675          728

----------------------------------------------------------------------------------------------------------------
                                                                                               FACE       MARKET
                                                                             MATURITY        AMOUNT       VALUE-
HIGH-GRADE BOND PORTFOLIO                           COUPON                       DATE         (000)        (000)
----------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.                     7.00%                  7/15/2005       $ 4,000     $  4,345
Federal National Mortgage Assn.                      5.50%                  3/15/2011         1,050        1,032
Federal National Mortgage Assn.                      5.64%                 12/10/2008         1,500        1,464
Federal National Mortgage Assn.                      5.75%                  4/15/2003         1,090        1,130
Federal National Mortgage Assn.                      5.91%                  8/25/2003           650          679
Federal National Mortgage Assn.                      5.97%                   7/3/2003         1,000        1,032
Federal National Mortgage Assn.                      6.25%                   2/1/2011           400          407
Federal National Mortgage Assn.                      6.40%                  5/14/2009         2,000        2,038
Federal National Mortgage Assn.                     6.625%                 11/15/2030           600          628
Tennessee Valley Auth.                              7.125%                   5/1/2030         1,000        1,108
                                                                                                        --------
                                                                                                          29,156
                                                                                                        --------
MORTGAGE-BACKED SECURITIES (37.2%)
Federal Home Loan Mortgage Corp.                     5.50%         11/1/2008-3/1/2014 (1)     1,328        1,327
Federal Home Loan Mortgage Corp.                     6.00%         4/1/2003-11/1/2031 (1)    16,233       16,108
Federal Home Loan Mortgage Corp.                     6.50%        10/1/2002-10/1/2031 (1)    21,330       21,548
Federal Home Loan Mortgage Corp.                     7.00%          7/1/2003-6/1/2031 (1)    17,299       17,713
Federal Home Loan Mortgage Corp.                     7.50%          1/1/2007-1/1/2031 (1)     6,895        7,164
Federal Home Loan Mortgage Corp.                     8.00%         10/1/2009-4/1/2030 (1)     3,581        3,764
Federal Home Loan Mortgage Corp.                     8.50%         5/1/2006-11/1/2030 (1)       852          904
Federal Home Loan Mortgage Corp.                     9.00%         11/1/2005-5/1/2030 (1)       192          204
Federal Home Loan Mortgage Corp.                     9.50%          1/1/2025-2/1/2025 (1)        39           42
Federal Home Loan Mortgage Corp.                    10.00%         3/1/2017-11/1/2019 (1)        25           28
Federal National Mortgage Assn.                      5.50%                  2/15/2006 (1)     4,225        4,360
Federal National Mortgage Assn.                      6.00%          3/1/2003-9/1/2031 (1)    20,274       20,190
Federal National Mortgage Assn.                      6.50%         8/1/2008-12/1/2031 (1)    33,083       33,272
Federal National Mortgage Assn.                      7.00%        12/1/2003-10/1/2031 (1)    15,821       16,187
Federal National Mortgage Assn.                      7.50%          1/1/2007-8/1/2031 (1)     8,466        8,755
Federal National Mortgage Assn.                      8.00%         7/1/2007-11/1/2030 (1)     2,239        2,346
Federal National Mortgage Assn.                      8.50%         10/1/2004-4/1/2031 (1)       573          610
Federal National Mortgage Assn.                      9.00%          3/1/2020-4/1/2025 (1)       138          150
Federal National Mortgage Assn.                      9.50%         12/1/2018-2/1/2025 (1)        79           85
Federal National Mortgage Assn.                     10.00%          8/1/2020-8/1/2021 (1)        35           39
Federal National Mortgage Assn.                     10.50%                   8/1/2020 (1)        12           13
Government National Mortgage Assn.                   6.00%        3/15/2009-7/15/2031 (1)     3,244        3,203
Government National Mortgage Assn.                   6.50%      10/15/2008-10/15/2031 (1)    14,743       14,860
Government National Mortgage Assn.                   7.00%      10/15/2008-11/15/2031 (1)    12,227       12,542
Government National Mortgage Assn.                   7.50%        5/15/2008-7/15/2031 (1)     6,686        6,939
Government National Mortgage Assn.                   8.00%       3/15/2008-12/15/2030 (1)     4,035        4,243
Government National Mortgage Assn.                   8.50%        7/15/2009-7/15/2030 (1)       770          822
Government National Mortgage Assn.                   9.00%        4/15/2016-7/15/2030 (1)       525          564
Government National Mortgage Assn.                   9.50%       4/15/2017-12/15/2021 (1)       112          125
Government National Mortgage Assn.                  10.00%        5/15/2020-1/15/2025 (1)        68           74
Government National Mortgage Assn.                  10.50%                  5/15/2019 (1)        27           31
Government National Mortgage Assn.                  11.00%                 10/15/2015 (1)        17           20
Government National Mortgage Assn.                  11.50%                  2/15/2013 (1)        14           16
                                                                                                        --------
                                                                                                         198,248
                                                                                                        --------
----------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $315,050)                                                                                       320,819
----------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (37.8%)
----------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (1.8%)
California Infrastructure & Econ. Dev. Bank
   Special Purpose Trust PG&E                        6.42%                  9/25/2008 (1)       375          397

----------------------------------------------------------------------------------------------------------------
                                                                                               FACE       MARKET
                                                                             MATURITY        AMOUNT       VALUE-
                                                    COUPON                       DATE         (000)        (000)
----------------------------------------------------------------------------------------------------------------
Capital One Auto                                     4.88%                  9/15/2008 (1)   $   450     $    450
Capital One Master Trust                             4.60%                  8/17/2009 (1)     3,000        2,980
CIT RV Trust                                         5.96%                  4/15/2011 (1)       450          459
Discover Card Master Trust                           5.65%                 11/15/2004 (1)       200          203
First Union National Bank-Bank of America,
   NA Commercial Mortgage Trust                     6.223%                 12/12/2033 (1)       500          488
First USA Credit Card Master Trust                   6.42%                  3/17/2005 (1)     1,250        1,279
Ford Credit Auto Owner Trust                         7.40%                  4/15/2005 (1)       500          523
PECO Energy Transition Trust                         5.63%                   3/1/2005 (1)     1,461        1,492
PECO Energy Transition Trust                         6.05%                   3/1/2009 (1)       225          233
PSE&G Transition Funding LLC                         6.89%                 12/15/2017 (1)       500          515
World Omni Auto Receivables Trust                    3.79%                 11/20/2005 (1)       525          525
                                                                                                        --------
                                                                                                           9,544
                                                                                                        --------
FINANCE (11.0%)
   BANKING (3.9%)
   Abbey National PLC                                7.95%                 10/26/2029           700          778
   BBVA-Bancomer Capital Trust I                    10.50%                  2/16/2011 (2)       550          601
   Bank of New York Capital I                        7.97%                 12/31/2026           400          409
   BankAmerica Corp.                                6.625%                  6/15/2004           525          554
   BankAmerica Corp.                                10.00%                   2/1/2003           200          215
   Barclays Bank PLC                                 8.55%                  6/15/2011 (2)       450          503
   BT Capital Trust B                                7.90%                  1/15/2027           200          200
   The Chase Manhattan Corp.                         6.00%                  11/1/2005           575          591
   Citigroup Inc.                                    5.50%                   8/9/2006         1,000        1,017
   Citigroup Inc.                                   7.625%                   5/1/2005           300          322
   Citicorp Capital II                              8.015%                  2/15/2027           500          525
   Citicorp Lease Pass Through Trust                 7.22%                  6/15/2005 (1)(2)    763          812
   Citicorp Lease                                    8.04%                 12/15/2019 (2)       500          537
   CoreStates Capital Corp.                          8.00%                 12/15/2026 (2)     1,000          988
   CoreStates Capital Corp.                         9.375%                  4/15/2003           250          270
   Fleet Boston Financial Corp.                     4.875%                  12/1/2006           850          833
   Fleet Capital Trust II                            7.92%                 12/11/2026           400          398
   J.P. Morgan Chase & Co.                           6.50%                   8/1/2005           175          182
   M & T Bank                                        8.00%                  10/1/2010           350          378
   NB Capital Trust IV                               8.25%                  4/15/2027           200          206
   National Westminster Bancorp Inc.                9.375%                 11/15/2003           350          384
   Overseas Chinese Banking Corp.                    7.75%                   9/6/2011 (2)       500          521
   PNC Funding Corp.                                 5.75%                   8/1/2006         1,600        1,627
   PNC Funding Corp.                                 7.00%                   9/1/2004           500          530
   PNC Funding Corp.                                 7.50%                  11/1/2009           500          529
   Royal Bank of Scotland PLC                       7.648%                  9/30/2031           750          754
   Standard Chartered Bank                           8.00%                  5/30/2031 (2)       500          512
   Swiss Bank Corp.-New York                         7.00%                 10/15/2015           500          511
   Swiss Bank Corp.-New York                         7.25%                   9/1/2006           500          540
   Swiss Bank Corp.-New York                        7.375%                  6/15/2017           100          105
   Synovus Financial Corp.                           7.25%                 12/15/2005           300          317
   UBS Preferred Funding Trust II                   7.247%                  6/29/2049           350          360
   UBS Preferred Funding Trust I                    8.622%                  10/1/2010         1,000        1,113
   Union Planters Corp.                              7.75%                   3/1/2011           500          528
   Wachovia Corp.                                    4.95%                  11/1/2006           500          491
   Wachovia Corp.                                   6.625%                 11/15/2006           250          263
   Washington Mutual Bank                           6.875%                  6/15/2011           650          661
   Wells Fargo & Co.                                 4.25%                  8/15/2003           600          610

----------------------------------------------------------------------------------------------------------------
                                                                                               FACE       MARKET
                                                                             MATURITY        AMOUNT       VALUE-
HIGH-GRADE BOND PORTFOLIO                           COUPON                       DATE         (000)        (000)
----------------------------------------------------------------------------------------------------------------
   BROKERAGE (1.2%)
   Bear Stearns & Co., Inc.                         6.625%                  1/15/2004       $   200     $    209
   Lehman Brothers Holdings Inc.                     6.25%                   4/1/2003           850          881
   Lehman Brothers Holdings Inc.                     6.25%                  5/15/2006           750          768
   Lehman Brothers Holdings Inc.                    6.625%                   2/5/2006           525          544
   Morgan Stanley, Dean Witter & Co.                 6.10%                  4/15/2006           250          258
   Morgan Stanley, Dean Witter & Co.                 6.75%                  4/15/2011           700          723
   Salomon Smith Barney Holdings                    5.875%                  3/15/2006           650          669
   Spear, Leeds & Kellogg, LP                        8.25%                  8/15/2005 (2)     1,000        1,096
   Waddell & Reed Financial                          7.50%                  1/18/2006         1,000        1,035

   FINANCE COMPANIES (3.1%)
   Bear Stearns Commercial Mortgage                  5.61%                  8/15/2011 (1)       900          860
   Boeing Capital Corp.                              5.75%                  2/15/2007           650          648
   Boeing Capital Corp.                              6.50%                  2/15/2012           250          248
   British Aerospace                                7.156%                  7/18/2008 (2)       298          300
   Capital One Bank                                 6.875%                   2/1/2006           200          195
   Capital One Bank                                  8.25%                  6/15/2005           500          516
   Case Credit Corp.                                 6.15%                   3/1/2002           850          842
   Countrywide Home Loan                             5.50%                   8/1/2006         1,000          997
   Ford Motor Credit Co.                            6.875%                   2/1/2006         5,400        5,393
   General Motors Acceptance Corp.                  6.125%                  9/15/2006         1,000          990
   General Motors Acceptance Corp.                  6.875%                  9/15/2011           500          489
   General Motors Acceptance Corp.                   8.00%                  11/1/2031           500          504
   Household Finance Corp.                          6.375%                 10/15/2011           500          485
   Household Finance Corp.                           6.40%                  6/17/2008           125          125
   Household Finance Corp.                           6.50%                  1/24/2006         1,500        1,541
   Household Finance Corp.                           7.65%                  5/15/2007           400          431
   KFW International Finance, Inc.                  7.625%                  2/15/2004           300          326
   MBNA America Bank NA                              7.75%                  9/15/2005           750          778
   Sears, Roebuck & Co. Acceptance Corp.             6.75%                  9/15/2005           150          155
   Washington Mutual Finance Corp.                   6.25%                  5/15/2006           750          771

   INSURANCE (1.4%)
   Allstate Corp.                                   5.375%                  12/1/2006         1,000        1,002
   Allstate Corp.                                    7.20%                  12/1/2009           300          317
   American General Capital II                       8.50%                   7/1/2030           300          346
   AXA SA                                            8.60%                 12/15/2030           700          778
   Conseco Inc.                                      9.00%                 10/15/2006           700          308
   Equitable Companies Inc.                          7.00%                   4/1/2028           140          138
   John Hancock Global Funding II                   5.625%                  6/27/2006 (2)       800          811
   Lincoln National Corp.                            6.20%                 12/15/2011           500          487
   Metlife Inc.                                      5.25%                  12/1/2006           500          499
   Monumental Global Funding II                      6.05%                  1/19/2006 (2)       700          718
   Nationwide Mutual Insurance                       8.25%                  12/1/2031 (2)       500          497
   Principal Life Global Funding I                  6.125%                   3/1/2006 (2)       500          515
   Reinsurance Group of America (RGA)                6.75%                 12/15/2011           500          501
   Travelers Property Casualty Corp.                 7.75%                  4/15/2026           275          292
   Zurich Capital Trust                             8.376%                   6/1/2037 (2)       500          489

   REITS (1.4%)
   Avalon Properties Inc.                           6.875%                 12/15/2007           450          462
   First Industrial LP                              7.375%                  3/15/2011         1,000        1,012
   JDN Realty Corp.                                  6.80%                   8/1/2004           350          324
   Liberty Properties LP                             7.25%                  3/15/2011           800          800

----------------------------------------------------------------------------------------------------------------
                                                                                               FACE       MARKET
                                                                             MATURITY        AMOUNT       VALUE-
                                                    COUPON                       DATE         (000)        (000)
----------------------------------------------------------------------------------------------------------------
   Mack-Cali Realty Corp.                            7.00%                  3/15/2004       $ 1,000     $  1,038
   Mack-Cali Realty Corp.                            7.75%                  2/15/2011           250          257
   Reckson Operating Partnership LP                  7.75%                  3/15/2009           500          503
   Security Capital Pacific Trust                    8.05%                   4/1/2017           150          145
   Shurgard Storage Centers, Inc.                    7.75%                  2/22/2011           850          850
   Simon DeBartolo LP                                6.75%                  7/15/2004           250          258
   Simon Property Group LP                          6.375%                 11/15/2007           900          885
   Summit Properties Inc.                            6.95%                  8/15/2004           700          722
   Susa Partnership LP                               7.50%                  12/1/2027           175          175
                                                                                                        --------
                                                                                                          58,581
                                                                                                        --------
INDUSTRIAL (20.2%)
   BASIC INDUSTRY (0.7%)
   Celulosa Arauco Constitution SA                  8.625%                  8/15/2010           500          529
   Cyprus AMAX Minerals Co.                         6.625%                 10/15/2005           400          380
   Domtar Inc.                                      7.875%                 10/15/2011           350          361
   Eastman Chemical Co.                             6.375%                  1/15/2004           400          407
   Eastman Chemical Co.                              7.25%                  1/15/2024           100           86
   International Paper Co.                          7.875%                   8/1/2006           100          108
   Noranda, Inc.                                    8.625%                  7/15/2002           370          378
   Potash Corp. of Saskatchewan                      7.75%                  5/31/2011           300          319
   Praxair, Inc.                                     6.75%                   3/1/2003           500          519
   Rohm & Haas Co.                                   6.95%                  7/15/2004           200          211
   Union Carbide Corp.                               6.75%                   4/1/2003           200          209
   Union Carbide Corp.                               7.75%                  10/1/2096           125          133
   Union Carbide Corp.                              7.875%                   4/1/2023           125          140

   CAPITAL GOODS (1.6%)
   Allied Signal Inc.                                6.20%                   2/1/2008           500          510
   BAE Systems Holdings Inc.                         6.40%                 12/15/2011 (2)       500          497
   The Boeing Co.                                   6.625%                  2/15/2038           400          375
   Bombardier Capital Corp.                         6.125%                  6/29/2006 (2)       700          692
   Caterpillar, Inc.                                7.375%                   3/1/2097           300          310
   Caterpillar, Inc.                                 9.00%                  4/15/2006           600          682
   Cemex SA de CV                                   8.625%                  7/18/2003 (2)       500          528
   Deere & Co.                                       8.50%                   1/9/2022           100          113
   Ingersoll-Rand Co.                                6.25%                  5/15/2006           800          811
   Masco Corp.                                       6.00%                   5/3/2004           250          255
   Masco Corp.                                       6.75%                  3/15/2006           500          514
   Tyco International Group SA                       5.80%                   8/1/2006         1,000          998
   Tyco International Group SA                      6.375%                  2/15/2006           175          180
   Tyco International Group SA                      6.375%                 10/15/2011           450          440
   Tyco International Group SA                      6.875%                  1/15/2029           500          486
   United Technologies Corp.                        4.875%                  11/1/2006           900          883

   COMMUNICATION (7.7%)
   AT&T Corp.                                        7.30%                 11/15/2011 (2)     1,000        1,026
   AT&T Corp.                                        8.00%                 11/15/2031 (2)       500          522
   AT&T Corp.                                        8.35%                  1/15/2025           140          142
   AT&T Wireless Services Inc.                       7.35%                   3/1/2006         1,050        1,106
   AT&T Wireless Services Inc.                      7.875%                   3/1/2011           300          320
   AT&T Wireless Services Inc.                       8.75%                   3/1/2031         1,000        1,124
   Ameritech Capital Funding                         6.15%                  1/15/2008           775          779
   Ameritech Capital Funding                         7.50%                   4/1/2005           300          320
   BellSouth Corp.                                   6.00%                 10/15/2011           500          499
   BellSouth Corp.                                  6.875%                 10/15/2031           500          510

----------------------------------------------------------------------------------------------------------------
                                                                                               FACE       MARKET
                                                                             MATURITY        AMOUNT       VALUE-
HIGH-GRADE BOND PORTFOLIO                           COUPON                       DATE         (000)        (000)
----------------------------------------------------------------------------------------------------------------
   British Telecommunications PLC                   7.875%                 12/15/2005       $   650     $    697
   Cingular Wireless                                 6.50%                 12/15/2011 (2)       500          507
   Cingular Wireless                                7.125%                 12/15/2031 (2)       500          509
   Clear Channel Communication                       6.00%                  11/1/2006           750          737
   Clear Channel Communication                       7.65%                  9/15/2010         1,000        1,032
   Clear Channel Communication                      7.875%                  6/15/2005         1,250        1,308
   Comcast Cable Communication                      6.375%                  1/30/2006           650          661
   Comcast Cable Communication                      8.375%                   5/1/2007           900        1,002
   Comcast Cable Communication                      8.875%                   5/1/2017           350          398
   Cox Communications, Inc.                          7.75%                  11/1/2010           175          187
   Cox Enterprises                                  7.875%                  9/15/2010 (2)     1,000        1,047
   Deutsche Telekom International Finance (Global)   7.75%                  6/15/2005           200          214
   France Telecom                                    7.75%                   3/1/2011 (2)       350          374
   GTE South Inc.                                   6.125%                  6/15/2007         1,000        1,030
   Grupo Televisa SA                                8.625%                   8/8/2005           250          267
   Liberty Media                                     7.75%                  7/15/2009           500          505
   Michigan Bell Telephone Co.                       7.50%                  2/15/2023           175          175
   New England Telephone & Telegraph Co.            6.875%                  10/1/2023           175          165
   New England Telephone & Telegraph Co.            7.875%                 11/15/2029           500          550
   News America Holdings                             8.50%                  2/15/2005           300          321
   PCCW Hong Kong Capital Ltd.                       7.75%                 11/15/2011 (2)     1,750        1,699
   Pearson PLC                                       7.00%                  6/15/2011 (2)       400          398
   Qwest Capital Funding                            7.625%                   8/3/2021           800          750
   Qwest Corp.                                      7.625%                   6/9/2003           700          718
   Shaw Communications Inc.                          7.20%                 12/15/2011           500          495
   Southwestern Bell Telephone Co.                  6.625%                  7/15/2007           500          535
   Southwestern Bell Telephone Co.                  7.625%                   3/1/2023           475          485
   Sprint Capital Corp.                              6.00%                  1/15/2007 (2)       400          398
   Sprint Capital Corp.                             6.875%                 11/15/2028           200          182
   Sprint Capital Corp.                             7.625%                  1/30/2011           350          369
   TCI Communications Inc.                          6.375%                   5/1/2003         1,050        1,075
   TPSA Finance BV                                   7.75%                 12/10/2008 (2)       290          291
   Telefonica de Argentina                          9.125%                   5/7/2008 (2)       750          465
   Telefonica de Argentina                         11.875%                  11/1/2004         1,000          750
   Telefonica Europe BV                              7.35%                  9/15/2005           250          264
   Telefonos de Mexico SA                            8.25%                  1/26/2006         1,700        1,800
   Telus Corp.                                       7.50%                   6/1/2007         1,500        1,579
   Telus Corp.                                       8.00%                   6/1/2011           850          897
   US West Communications Inc.                       7.20%                  11/1/2004         1,000          996
   Verizon Global Funding Corp.                      5.65%                 11/15/2011           650          626
   Verizon Global Funding Corp.                      6.75%                  12/1/2005           800          843
   Vodafone AirTouch PLC                            7.625%                  2/15/2005           500          538
   WorldCom Inc.                                     6.25%                  8/15/2003         2,000        2,050
   WorldCom Inc.                                     7.50%                  5/15/2011         1,000        1,025
   WorldCom Inc.                                     7.55%                   4/1/2004         1,350        1,410
   WorldCom Inc.                                    7.875%                  5/15/2003           700          731
   WorldCom Inc.                                     8.00%                  5/15/2006           750          801
   WorldCom Inc.                                     8.25%                  5/15/2031         1,000        1,054

   CONSUMER CYCLICAL (3.5%)
   AOL Time Warner                                  6.125%                  4/15/2006         1,000        1,023
   AOL Time Warner                                  7.625%                  4/15/2031           500          524
   Auburn Hills                                     12.00%                   5/1/2020           115          160
   Cendant Corp.                                    6.875%                  8/15/2006 (2)     3,000        2,902

----------------------------------------------------------------------------------------------------------------
                                                                                               FACE       MARKET
                                                                             MATURITY        AMOUNT       VALUE-
                                                    COUPON                       DATE         (000)        (000)
----------------------------------------------------------------------------------------------------------------
   Dayton Hudson Corp.                               6.65%                   8/1/2028       $   400     $    394
   Dayton Hudson Corp.                               6.75%                   1/1/2028           250          249
   Federated Dept. Stores                           6.625%                   9/1/2008           600          600
   Ford Motor Co.                                    8.90%                  1/15/2032           500          534
   Ford Motor Co.                                    9.98%                  2/15/2047            65           77
   Harrahs Operating Co., Inc.                      7.125%                   6/1/2007           500          510
   Kmart Corp.                                      9.375%                   2/1/2006         1,000          815
   Kmart Corp.                                      9.875%                  6/15/2008 (2)       500          405
   May Department Stores Co.                         9.75%                  2/15/2021            98          120
   Pulte Homes Inc.                                 7.875%                   8/1/2011 (2)       300          294
   Target Corp.                                      5.40%                  10/1/2008         1,000          982
   Target Corp.                                      7.00%                  7/15/2031           400          417
   Time Warner Inc.                                  7.75%                  6/15/2005         1,250        1,341
   Time Warner Inc.                                 7.975%                  8/15/2004         1,000        1,084
   Time Warner Inc.                                  8.18%                  8/15/2007           500          559
   Time Warner Entertainment                        8.375%                  3/15/2023           350          389
   Toys R Us                                        6.875%                   8/1/2006 (2)       800          786
   Toys R Us                                        7.625%                   8/1/2011 (2)       500          482
   Viacom Inc.                                       6.40%                  1/30/2006           200          206
   Viacom Inc.                                       7.75%                   6/1/2005         1,000        1,073
   Viacom Inc.                                      7.875%                  7/30/2030           375          411
   Wal-Mart Stores, Inc.                            4.375%                   8/1/2003         1,300        1,318
   Wal-Mart Stores, Inc. Canada                      5.58%                   5/1/2006 (2)     1,000        1,021

   CONSUMER NONCYCLICAL (2.4%)
   Ahold Lease USA Inc.                              8.62%                  1/31/2021           500          528
   Anheuser-Busch Cos., Inc.                         6.00%                  11/1/2041           400          370
   Anheuser-Busch Cos., Inc.                         7.10%                  6/15/2007 (1)       850          903
   Anheuser-Busch Cos., Inc.                        7.125%                   7/1/2017           150          157
   Anheuser-Busch Cos., Inc.                        7.375%                   7/1/2023            75           77
   Apogent Technologies Inc.                         8.00%                   4/1/2011           500          525
   C.R. Bard, Inc.                                   6.70%                  12/1/2026           450          469
   Bristol-Myers Squibb                              5.75%                  10/1/2011           550          545
   Campbell Soup Co.                                 6.75%                  2/15/2011           500          520
   Cia. Brasil de Bebidas AmBev                     10.50%                 12/15/2011 (2)       500          495
   Delhaize America Inc.                            7.375%                  4/15/2006           300          317
   Delhaize America Inc.                            8.125%                  4/15/2011           300          330
   Delhaize America Inc.                             9.00%                  4/15/2031           500          593
   Grand Metropolitan Investment Corp.               9.00%                  8/15/2011           400          482
   International Flavors & Fragrances                6.45%                  5/15/2006           300          300
   Kellogg Co.                                       6.00%                   4/1/2006           500          512
   Kraft Foods Inc.                                 4.625%                  11/1/2006           400          391
   Kraft Foods Inc.                                 5.625%                  11/1/2011           600          583
   Kraft Foods Inc.                                  6.50%                  11/1/2031           700          686
   Kroger Co.                                        7.65%                  4/15/2007            25           27
   Kroger Co.                                        8.00%                  9/15/2029           125          138
   Kroger Co.                                        8.15%                  7/15/2006           500          550
   Fred Meyer, Inc.                                 7.375%                   3/1/2005           500          531
   Pharmacia Corp.                                   5.75%                  12/1/2005         1,000        1,024
   Philip Morris Cos., Inc.                          7.00%                  7/15/2005           150          157
   Philip Morris Cos., Inc.                          8.25%                 10/15/2003           150          161
   Safeway Inc.                                      6.85%                  9/15/2004           700          737
   Tenet Healthcare Corp.                           5.375%                 11/15/2006 (2)       450          440
   Tenet Healthcare Corp.                           6.875%                 11/15/2031 (2)       500          460

----------------------------------------------------------------------------------------------------------------
                                                                                               FACE       MARKET
                                                                             MATURITY        AMOUNT       VALUE-
HIGH-GRADE BOND PORTFOLIO                           COUPON                       DATE         (000)        (000)
----------------------------------------------------------------------------------------------------------------
   ENERGY (2.1%)
   Alberta Energy Co. Ltd.                          7.375%                  11/1/2031       $   250     $    238
   Amerada Hess Corp.                                5.30%                  8/15/2004         1,000        1,011
   Amerada Hess Corp.                                5.90%                  8/15/2006           500          502
   Amerada Hess Corp.                                7.30%                  8/15/2031           400          401
   Burlington Resources Inc.                         6.50%                  12/1/2011 (2)       400          386
   Burlington Resources Inc.                         7.40%                  12/1/2031 (2)       200          195
   Conoco Funding Co.                                6.35%                 10/15/2011            75           76
   Devon Financing Corp.                            6.875%                  9/30/2011 (2)       500          489
   Devon Financing Corp.                            7.875%                  9/30/2031 (2)     1,000        1,011
   LG Caltex Oil Corp.                               7.75%                  7/25/2011 (2)       700          722
   Mobil Corp.                                      7.625%                  2/23/2033           200          207
   PanCanadian Energy Corp.                          7.20%                  11/1/2031           250          240
   Pemex Global                                      6.50%                   2/1/2005 (2)     1,000        1,013
   Petro-Canada                                      9.25%                 10/15/2021           500          598
   Petrobras International Finance Co. Ltd.          9.75%                   7/6/2011 (2)       300          296
   Petrobras International Finance Co. Ltd.         9.875%                   5/9/2008 (2)       350          356
   Petro Geo-Services                                7.50%                  3/31/2007           780          722
   Petroliam Nasional Bhd.                          8.875%                   8/1/2004 (2)       300          331
   Phillips Petroleum Co.                            8.50%                  5/25/2005           700          769
   Phillips Petroleum Co.                            8.75%                  5/25/2010           650          757
   Texaco Capital Corp.                             8.875%                   9/1/2021           150          189
   Tosco Corp.                                       7.25%                   1/1/2007           500          539
   Transocean Sedco Forex Inc.                      6.625%                  4/15/2011           150          146
   Union Oil of California                          6.375%                   2/1/2004           200          207

   TECHNOLOGY (0.5%)
   Applied Materials, Inc.                           8.00%                   9/1/2004           100          108
   First Data Corp.                                 5.625%                  11/1/2011           500          468
   First Data Corp.                                 6.375%                 12/15/2007           500          516
   First Data Corp.                                 6.625%                   4/1/2003           125          130
   Hewlett-Packard Co.                               5.75%                 12/15/2006           250          248
   International Business Machines Corp.             6.45%                   8/1/2007           500          532
   International Business Machines Corp.            7.125%                  12/1/2096           450          460
   Marconi Corp. PLC                                 7.75%                  9/15/2010           500          260

   TELECOMMUNICATIONS  (0.4%)
   Qwest                                             7.75%                  8/15/2006         1,000        1,030
   Verizon Wireless Inc.                            5.375%                 12/15/2006 (2)     1,000          994

   TRANSPORTATION (1.1%)
   American Airlines Pass-Through Certificates      6.817%                  5/23/2011 (2)       300          279
   American Airlines Pass-Through Certificates      6.855%                  4/15/2009           276          285
   American Airlines Pass-Through Certificates      7.024%                 10/15/2009           200          191
   Burlington Northern Santa Fe Corp.               6.375%                 12/15/2005           100          103
   Burlington Northern Santa Fe Corp.                6.75%                  3/15/2029           250          241
   Canadian National Railway Co.                     6.80%                  7/15/2018           450          441
   Canadian National Railway Co.                     6.90%                  7/15/2028           200          197
   Canadian Pacific Rail                            7.125%                 10/15/2031           300          306
   Conrail Corp.                                     9.75%                  6/15/2020           100          123
   Continental Airlines, Inc.
     (Equipment Trust Certificates)                 6.648%                  3/15/2019           357          306
   Delta Air Lines, Inc.
     (Equipment Trust Certificates)                  8.54%                   1/2/2007 (1)       163          149

----------------------------------------------------------------------------------------------------------------
                                                                                               FACE       MARKET
                                                                             MATURITY        AMOUNT       VALUE-
                                                    COUPON                       DATE         (000)        (000)
----------------------------------------------------------------------------------------------------------------
   Delta Air Lines, Inc. Pass-Through Certificates  7.111%                  9/18/2011       $   500     $    477
   ERAC USA Finance Co.                              8.00%                  1/15/2011 (2)       500          507
   ERAC USA Finance Co.                              7.35%                  6/15/2008 (2)       500          498
   Norfolk Southern Corp.                            7.40%                  9/15/2006           815          874
   Norfolk Southern Corp.                            7.90%                  5/15/2097            50           53
   Norfolk Southern Corp.                           8.375%                  5/15/2005           350          381
   NorthWest Airlines, Inc. Pass-Through
     Certificates                                   6.841%                   4/1/2011           200          179

   OTHER (0.2%)
   Black & Decker Corp.                             7.125%                   6/1/2011           500          515
   Black & Decker Corp.                              7.50%                   4/1/2003           500          522
                                                                                                        --------
                                                                                                         107,770
                                                                                                        --------
UTILITIES (4.8%)
   ELECTRIC (3.4%)
   AEP Resources Inc.                                6.50%                  12/1/2003 (2)     1,000        1,034
   Calpine Corp.                                     8.50%                  2/15/2011           600          534
   Calpine Corp. Canada                              8.50%                   5/1/2008           300          272
   Commonwealth Edison Co.                           7.50%                   7/1/2013           250          262
   Consolidated Edison Inc.                         6.625%                 12/15/2005           500          517
   Dominion Fiber Ventures, LLC                      7.05%                  3/15/2005 (2)       500          499
   Dominion Resources Capital Trust III              8.40%                  1/15/2031           550          569
   Dominion Resources Inc.                          8.125%                  6/15/2010           500          548
   Edison Mission                                   9.875%                  4/15/2011         1,000        1,020
   FPL Group Capital Inc.                           7.625%                  9/15/2006           500          541
   Firstenergy Corp.                                 5.50%                 11/15/2006           250          246
   Firstenergy Corp.                                 6.45%                 11/15/2011           300          293
   Firstenergy Corp.                                7.375%                 11/15/2031           400          388
   Florida Power & Light                            6.875%                  12/1/2005           500          522
   HGI Transelec Chile SA                           7.875%                  4/15/2011           500          508
   Israel Electric Corp. Ltd.                        7.75%                   3/1/2009 (2)       450          468
   Israel Electric Corp. Ltd.                        7.95%                  5/30/2011 (2)       400          423
   Mirant Americas Generation, LLC                   8.30%                   5/1/2011           500          450
   Mirant Americas Generation, LLC                   8.50%                  10/1/2021 (2)       250          205
   NRG Energy Inc.                                   7.75%                   4/1/2011           500          480
   NRG Energy Inc.                                   8.25%                  9/15/2010           500          490
   NRG Energy Inc.                                  8.625%                   4/1/2031           427          390
   National Rural Utility Co.                        6.20%                   2/1/2008           650          666
   PSEG Power Corp.                                 6.875%                  4/15/2006           550          565
   PacifiCorp                                        6.90%                 11/15/2011           500          498
   PacifiCorp                                        7.70%                 11/15/2031           100          101
   Progress Energy Inc.                              5.85%                 10/30/2008           400          390
   Progress Energy Inc.                              6.75%                   3/1/2006           600          622
   Progress Energy Inc.                              7.00%                 10/30/2031           400          396
   Progress Energy Inc.                              7.10%                   3/1/2011           350          362
   Reliant Energy Resources                         8.125%                  7/15/2005           800          833
   Sierra Pacific Power Co.                          8.00%                   6/1/2008 (2)     1,000        1,047
   South Point/Broad River/Rockgen Energy LLC        8.40%                  5/30/2012 (2)       250          230
   Texas Utilities Co.                              6.375%                  6/15/2006         1,000        1,008
   Texas Utilities Co.                              7.875%                   3/1/2023           110          109
   Texas Utilities Co.                               8.25%                   4/1/2004           100          108
   Virginia Electric & Power Co.                    6.625%                   4/1/2003           200          208
   Virginia Electric & Power Co.                     6.75%                  10/1/2023           500          463

----------------------------------------------------------------------------------------------------------------
                                                                                               FACE       MARKET
                                                                             MATURITY        AMOUNT       VALUE-
HIGH-GRADE BOND PORTFOLIO                           COUPON                       DATE         (000)        (000)
----------------------------------------------------------------------------------------------------------------
   NATURAL GAS (1.4%)
   Coastal Corp.                                     6.50%                  5/15/2006       $   250     $    242
   Coastal Corp.                                     6.50%                   6/1/2008           100           96
   Coastal Corp.                                     7.42%                  2/15/2037           175          164
   Coastal Corp.                                     7.75%                 10/15/2035           250          243
   Consolidated Natural Gas                         5.375%                  11/1/2006           500          494
   Duke Energy Field Services                        7.50%                  8/16/2005           500          519
   El Paso Energy Corp.                              6.75%                  5/15/2009         1,000          948
   Enron Corp.                                      6.875%                 10/15/2007 *         500          100
   Enron Corp.                                      7.125%                  5/15/2007 *         150           30
   Enron Corp.                                      9.125%                   4/1/2003 *         500          100
   Enterprise Products                               7.50%                   2/1/2011           500          510
   HNG Internorth                                   9.625%                  3/15/2006 *         500          100
   KN Energy, Inc.                                   6.45%                   3/1/2003           250          257
   Keyspan Corp.                                     7.25%                 11/15/2005           400          424
   Sempra Energy                                     6.80%                   7/1/2004         1,000        1,025
   Tennessee Gas Pipeline                           7.625%                   4/1/2037           500          468
   Williams Communications Group, Inc.               8.25%                  3/15/2004 (2)     1,000          973
   Williams Cos, Inc.                                7.75%                  6/15/2031           600          572
   Yosemite Security Trust                           8.25%                 11/15/2004 (2)*      775          136
                                                                                                        --------
                                                                                                          25,666
                                                                                                        --------
----------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $200,748)                                                                                       201,561
----------------------------------------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. DOLLAR-DENOMINATED)(0.8%)
----------------------------------------------------------------------------------------------------------------
Inter-American Development Bank                      8.50%                  3/15/2011           130          155
PF Export Receivables Master Trust                   6.60%                  12/1/2011 (1)(2)    500          500
Petroliam Nasional Bhd.                             7.625%                 10/15/2026 (2)       500          463
Province of British Columbia                         7.00%                  1/15/2003           170          177
Province of Newfoundland                             7.32%                 10/13/2023           350          385
Province of Newfoundland                             9.00%                   6/1/2019           300          379
Province of Ontario                                 7.375%                  1/27/2003           110          116
Province of Saskatchewan                            7.125%                  3/15/2008           200          218
Province of Saskatchewan                             8.00%                  7/15/2004           550          586
Republic of Finland                                 7.875%                  7/28/2004           350          387
Republic of Portugal                                 5.75%                  10/8/2003           650          675
State of Qatar                                       9.75%                  6/15/2030 (2)       300          344
United Mexican States Value Recovery Rights             --                   6/3/2003         1,025            1
----------------------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS
   (COST $4,788)                                                                                           4,386
----------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.6%)
----------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account
   (COST $8,309)                                     1.75%                   1/2/2002         8,309        8,309
----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.4%)
   (COST $528,895)                                                                                       535,075
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                                          MARKET
                                                                                                          VALUE-
                                                                                                           (000)
----------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.4%)

----------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                    $ 11,589
Liabilities                                                                                              (13,626)
                                                                                                        --------
                                                                                                          (2,037)
                                                                                                        --------
----------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------------------------------
Applicable to 47,207,220 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                            $533,038
================================================================================================================

NET ASSET VALUE PER SHARE                                                                                 $11.29
================================================================================================================
  - See Note A in Notes to Financial Statements.
  * Non-income-producing security--security in default.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31,
    2001, the aggregate value of these securities was $38,537,000, representing 7.2% of net assets.

----------------------------------------------------------------------------------------------------------------
AT DECEMBER 31, 2001, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------------------------------------
                                                                                             AMOUNT          PER
                                                                                              (000)        SHARE
----------------------------------------------------------------------------------------------------------------
 Paid-in Capital                                                                           $504,963       $10.70
 Undistributed Net Investment Income                                                         21,963          .46
 Accumulated Net Realized Losses--Note E                                                        (68)          --
 Unrealized Appreciation--Note F                                                              6,180          .13
----------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                $533,038       $11.29
================================================================================================================

================================================================================================================
                                                                                               FACE       MARKET
                                                                             MATURITY        AMOUNT       VALUE-
HIGH-YIELD BOND PORTFOLIO                           COUPON                       DATE         (000)        (000)
----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (5.3%)
----------------------------------------------------------------------------------------------------------------
U.S. Treasury Note                                   6.00%                  8/15/2004       $ 2,260     $  2,400
U.S. Treasury Note                                   6.50%                  8/15/2005         2,825        3,058
U.S. Treasury Note                                  6.875%                  5/15/2006         3,375        3,719
----------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
   (COST $8,978)                                                                                           9,177
----------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (90.0%)
----------------------------------------------------------------------------------------------------------------
FINANCE (2.5%)
   BANKING (1.0%)
   Chevy Chase Savings Bank                          9.25%                  12/1/2008           500          500
   Sovereign Bancorp, Inc.                          10.50%                 11/15/2006         1,150        1,254

   INSURANCE (1.1%)
   CNA Financial Corp.                               6.50%                  4/15/2005           210          198
   CNA Financial Corp.                               6.60%                 12/15/2008            40           33
   CNA Financial Corp.                               6.75%                 11/15/2006           575          528
   Conseco Inc.                                      9.00%                 10/15/2006           850          374
   Conseco Inc.                                     10.75%                  6/15/2008         1,750          770

   OTHER (0.4%)
   Armkel Finance, Inc.                              9.50%                  8/15/2009 (1)       655          688
                                                                                                        --------
                                                                                                           4,345
                                                                                                        --------
INDUSTRIAL (79.2%)
   BASIC INDUSTRY (15.1%)
   AK Steel Corp.                                   7.875%                  2/15/2009         1,100        1,084
   AK Steel Corp.                                   9.125%                 12/15/2006           750          770
   ARCO Chemical Co.                                 9.80%                   2/1/2020         1,500        1,395
   Armco, Inc.                                       9.00%                  9/15/2007           500          507
   Beazer Homes USA, Inc.                           8.625%                  5/15/2011           745          767
   Boise Cascade Co.                                 9.45%                  11/1/2009           500          541
   Boise Cascade Office Products Corp.               7.05%                  5/15/2005           465          462
   CSK Auto, Inc.                                   12.00%                  6/15/2006 (1)       165          167
   Caraustar Industries, Inc.                       9.875%                   4/1/2011         1,250        1,275
   Century Aluminum Co.                             11.75%                  4/15/2008         1,200        1,242
   Container Corp. of America                        9.75%                   4/1/2003           500          503
   Fonda Group Inc.                                  9.50%                   3/1/2007           500          451
   IMC Global, Inc.                                10.875%                   6/1/2008           270          289
   IMC Global, Inc.                                 11.25%                   6/1/2011           420          447
   KB Home                                          8.625%                 12/15/2008           585          585
   Lilly Industries, Inc.                            7.75%                  12/1/2007         1,250        1,230
   Lyondell Chemical Co.                             9.50%                 12/15/2008 (1)       655          648
   Lyondell Chemical Co.                            9.625%                   5/1/2007           650          653
   NoramPac Inc.                                     9.50%                   2/1/2008           500          523
   Noveon, Inc.                                     11.00%                  2/28/2011         1,000        1,040
   P & L Coal Holdings Corp.                        8.875%                  5/15/2008           675          716
   Packaging Corp. of America                       9.625%                   4/1/2009           425          464
   Paperboard Industries International Inc.         8.375%                  9/15/2007         1,000          970
   Park-Ohio Industries, Inc.                        9.25%                  12/1/2007           185           99
   Parker Drilling Co.                               9.75%                 11/15/2006         1,245        1,245
   Quebecor Media Inc.                             11.125%                  7/15/2011         1,500        1,598
   Radiologix Inc.                                  10.50%                 12/15/2008 (1)       700          700
   Roller Bearing Co. of America Inc.               9.625%                  6/15/2007           500          438
   Ryerson Tull, Inc.                               9.125%                  7/15/2006           500          440
   Ryland Group, Inc.                               9.125%                  6/15/2011           500          515

----------------------------------------------------------------------------------------------------------------
                                                                                               FACE       MARKET
                                                                             MATURITY        AMOUNT       VALUE-
                                                    COUPON                       DATE         (000)        (000)
----------------------------------------------------------------------------------------------------------------
   Stone Container                                   9.25%                   2/1/2008           650          689
   Stone Container                                   9.75%                   2/1/2011         1,588        1,707
   Tembec Industries, Inc.                           8.50%                   2/1/2011       $   200     $    207
   U.S. Steel LLC                                   10.75%                   8/1/2008 (1)     1,650        1,592

   CAPITAL GOODS (10.6%)
   Allied Waste North America Inc.                  7.625%                   1/1/2006         1,500        1,478
   Allied Waste North America Inc.                  8.875%                   4/1/2008         1,725        1,764
   American Standard Cos. Inc.                      7.375%                   2/1/2008         2,975        2,975
   Argo-Tech Corp.                                  8.625%                  10/1/2007           210          141
   Ball Corp.                                        7.75%                   8/1/2006         1,430        1,480
   BWAY Corp.                                       10.25%                  4/15/2007           500          512
   K & F Industries, Inc.                            9.25%                 10/15/2007           750          746
   L-3 Communications Corp.                        10.375%                   5/1/2007           500          535
   Newport News Shipbuilding Inc.                   8.625%                  12/1/2006           750          795
   Nortek, Inc.                                      9.25%                  3/15/2007           500          506
   Owens-Illinois, Inc.                              8.10%                  5/15/2007         2,500        2,275
   Resolution Performance Corp.                     13.50%                 11/15/2010           750          818
   Resolution Performance Corp.                     13.50%                 11/15/2010 (1)        85           93
   Silgan Holding Inc.                               9.00%                   6/1/2009         1,000        1,020
   Terex Corp.                                      8.875%                   4/1/2008           155          153
   Waste Management, Inc.                           6.875%                  5/15/2009         1,500        1,495
   Waste Management, Inc.                           7.375%                   8/1/2010         1,460        1,501

   COMMUNICATION (21.8%)
   Adelphia Communications Corp.                    8.375%                   2/1/2008         1,325        1,239
   Adelphia Communications Corp.                    10.25%                  11/1/2006         1,250        1,269
   AT&T Corp.-Liberty Media Corp.                   7.875%                  7/15/2009         1,250        1,272
   British Sky Broadcasting Group                    8.20%                  7/15/2009         2,425        2,488
   CSC Holdings, Inc.                               7.625%                   4/1/2011           360          361
   CSC Holdings, Inc.                               7.875%                 12/15/2007           750          776
   CSC Holdings, Inc.                               8.125%                  7/15/2009           240          248
   CSC Holdings, Inc.                               8.125%                  8/15/2009           825          851
   CSC Holdings, Inc.                               9.875%                  2/15/2013         1,000        1,030
   Callahan Nordrhein                               14.00%                  7/15/2010         1,195          765
   Century Communications Inc.                      8.875%                  1/15/2007         1,500        1,425
   Charter Communications Holdings LLC              8.625%                   4/1/2009         2,300        2,208
   Charter Communications Holdings LLC              9.625%                 11/15/2009         1,125        1,136
   Crown Castle International Corp.                  9.00%                  5/15/2011         1,350        1,215
   Crown Castle International Corp.                 10.75%                   8/1/2011           350          341
   EchoStar DBS Corp.                               9.375%                   2/1/2009         2,950        3,039
   Emmis Communications Corp.                       8.125%                  3/15/2009           625          600
   Flag Limited Inc.                                 8.25%                  1/30/2008         1,500        1,050
   Fox/Liberty Networks LLC                         8.875%                  8/15/2007           280          295
   GCI, Inc.                                         9.75%                   8/1/2007           500          483
   Global Crossing Holding Ltd.                     9.125%                 11/15/2006         2,475          322
   Insight Midwest LP                                9.75%                  10/1/2009           750          789
   Insight Midwest LP                               10.50%                  11/1/2010           530          571
   Jones Intercable Inc.                            7.625%                  4/15/2008         1,000        1,068
   Lenfest Communications, Inc.                     8.375%                  11/1/2005         1,250        1,351
   Lin Television Corp.                              8.00%                  1/15/2008           350          357
   Lin Television Corp.                             8.375%                   3/1/2008           600          570
   Mastec, Inc.                                      7.75%                   2/1/2008         1,000          840
   Mediacom Broadband LLC                           11.00%                  7/15/2013           400          436
   Nextel Communications Inc.                       9.375%                 11/15/2009         1,250          981
   Nextel Communications Inc.                        9.50%                   2/1/2011           350          271

----------------------------------------------------------------------------------------------------------------
                                                                                               FACE       MARKET
                                                                             MATURITY        AMOUNT       VALUE-
HIGH-YEILD BOND PORTFOLIO                           COUPON                       DATE         (000)        (000)
----------------------------------------------------------------------------------------------------------------
   Nextel Communications Inc.                       12.00%                  11/1/2008         1,350        1,181
   Primedia, Inc.                                   7.625%                   4/1/2008           500          430
   Radio One, Inc.                                  8.875%                   7/1/2011           845          879
   Rogers Cantel, Inc.                               8.30%                  10/1/2007           700          693
   Rogers Wireless Inc.                             9.625%                   5/1/2011       $ 1,215     $  1,258
   Telewest Communications                          9.875%                   2/1/2010         1,115          758
   United Pan-Europe Communications NV              11.25%                   2/1/2010         1,750          306
   United Pan-Europe Communications NV              11.50%                   2/1/2010           170           30
   Univision Communications Inc.                     7.85%                  7/15/2011           555          574
   Von Hoffman Press Inc.                          10.375%                  5/15/2007 (1)       125          118
   World Color Press, Inc.                          8.375%                 11/15/2008         1,000        1,021
   Young Broadcasting Inc.                           9.00%                  1/15/2006           700          651

   CONSUMER CYCLICAL (8.2%)
   CapStar Hotel Co.                                 8.75%                  8/15/2007           500          422
   D. R. Horton, Inc.                               9.375%                  3/15/2011           850          859
   Dana Corp.                                        9.00%                  8/15/2011 (1)     2,125        1,955
   Delco Remy International Inc.                   10.625%                   8/1/2006           750          765
   Dura Operating Corp.                              9.00%                   5/1/2009           500          465
   Harrahs Operating Co., Inc.                      7.875%                 12/15/2005           875          903
   Harrahs Operating Co., Inc.                       8.00%                   2/1/2011           870          899
   Iron Mountain, Inc.                              8.625%                   4/1/2013         1,065        1,097
   Kaufman & Broad Home Corp.                        7.75%                 10/15/2004           500          500
   Lear Corp.                                        7.96%                  5/15/2005         1,000        1,014
   Mandalay Resorts Group                           9.375%                  2/15/2010 (1)       850          845
   Navistar Financial Corp.                          9.00%                   6/1/2002         1,000        1,010
   Navistar International Corp.                     9.375%                   6/1/2006           140          147
   Standard Pacific Corp.                            8.50%                  6/15/2007           500          493
   Time Warner Telecom Inc.                        10.125%                   2/1/2011           620          496
   Toll Brothers Inc.                                8.25%                   2/1/2011           300          297
   Toll Corp.                                        7.75%                  9/15/2007           750          735
   True Temper Sports, Inc.                        10.875%                  12/1/2008           500          508
   Werner Holdings Co., Inc.                        10.00%                 11/15/2007           650          631

   CONSUMER NONCYCLICAL (8.4%)
   Beckman Instruments, Inc.                         7.45%                   3/4/2008           750          782
   Bergen Brunswig Corp.                            7.375%                  1/15/2003           650          667
   Beverly Enterprises Inc.                          9.00%                  2/15/2006           500          512
   Beverly Enterprises Inc.                         9.625%                  4/15/2009           750          799
   Columbia/HCA Healthcare Corp.                     7.25%                  5/20/2008         1,950        1,982
   HCA-The Healthcare Co.                            8.75%                   9/1/2010         1,200        1,311
   Hasbro, Inc.                                      8.50%                  3/15/2006           330          337
   Lifepoint Hospitals Holding Corp.                10.75%                  5/15/2009           500          565
   Mail-Well Corp.                                   8.75%                 12/15/2008           635          486
   Omnicare, Inc.                                   8.125%                  3/15/2011           750          780
   Owens & Minor, Inc.                               8.50%                  7/15/2011           350          373
   Playtex Products, Inc.                           9.375%                   6/1/2011           615          646
   Scotts Co.                                       8.625%                  1/15/2009           315          326
   Sealy Mattress, Inc.                             9.875%                 12/15/2007           500          495
   Tenet Healthcare Corp.                           8.125%                  12/1/2008         1,750        1,876
   Triad Hospital Inc.                               8.75%                   5/1/2009         1,600        1,680
   Triad Hospitals Holdings, Inc.                   11.00%                  5/15/2009           790          865

   ENERGY (3.6%)
   Airgas, Inc.                                     9.125%                  10/1/2011            95          100
   Cross Timbers Oil Co.                             9.25%                   4/1/2007           250          263

----------------------------------------------------------------------------------------------------------------
                                                                                               FACE       MARKET
                                                                             MATURITY        AMOUNT       VALUE-
                                                    COUPON                       DATE         (000)        (000)
----------------------------------------------------------------------------------------------------------------
   Forest Oil Corp.                                  8.00%                 12/15/2011 (1)       440          437
   Newfield Exploration Co.                          7.45%                 10/15/2007           750          769
   Pioneer Natural Resources Co.                    9.625%                   4/1/2010         1,350        1,492
   Plains Resources, Inc.                           10.25%                  3/15/2006           500          510
   Pride Petroleum Services, Inc.                   9.375%                   5/1/2007           750          784
   Tesoro Petroleum Corp.                            9.00%                   7/1/2008           405          408
   Tesoro Petroleum Corp.                           9.625%                  11/1/2008 (1)   $   582     $    604
   Tuboscope Inc.                                    7.50%                  2/15/2008           750          765

   TECHNOLOGY (5.1%)
   Amkor Technology Inc.                             9.25%                  2/15/2008         1,700        1,598
   Amphenol Corp.                                   9.875%                  5/15/2007           300          319
   Celestica International, Inc.                    10.50%                 12/31/2006           250          262
   Fairchild Semiconductor Corp.                   10.125%                  3/15/2007           475          489
   Fairchild Semiconductor Corp.                   10.375%                  10/1/2007           100          104
   Fisher Scientific International Inc.              9.00%                   2/1/2008           900          927
   International Game Technology                    8.375%                  5/15/2009           335          353
   Lucent Technologies, Inc.                         5.50%                 11/15/2008         2,100        1,596
   Lucent Technologies, Inc.                         6.45%                  3/15/2029         1,330          878
   Motorola Inc.                                     8.00%                  11/1/2011 (1)       740          747
   SCG Holding & Semiconductor Co.                  12.00%                   8/1/2009           652          228
   Telecommunication Techniques Co.                  9.75%                  5/15/2008           720          216
   Unisys Corp.                                     7.875%                   4/1/2008         1,000          975

   TELECOMMUNICATIONS (0.3%)
   Mediacom LLC/Mediacom Capital Corp                9.50%                  1/15/2013           530          551

   TRANSPORTATION (2.1%)
   AMR Corp.                                         9.00%                   8/1/2012           230          208
   Air Canada, Inc.                                 10.25%                  3/15/2011         1,000          620
   Delta Air Lines, Inc.                             7.90%                 12/15/2009           355          321
   Delta Air Lines, Inc.                             8.30%                 12/15/2029         1,100          858
   Delta Air Lines, Inc.                           10.375%                 12/15/2022           400          351
   Kansas City Southern Industries, Inc.             9.50%                  10/1/2008           500          545
   Northwest Airlines Corp.                         8.875%                   6/1/2006           750          619

   OTHER (4.0%)
   Alaris Medical, Inc.                            11.625%                  12/1/2006 (1)       281          303
   Amerisource Bergen Corp.                         8.125%                   9/1/2008           850          888
   Compass Minerals Group                           10.00%                  8/15/2011 (1)       578          600
   Idex Corp.                                       6.875%                  2/15/2008           550          505
   International Wire Group                         11.75%                   6/1/2005           500          418
   Levi Strauss & Co., Inc.                        11.625%                  1/15/2008           146          130
   MGM Mirage, Inc.                                  8.50%                  9/15/2010         1,500        1,538
   Norske Skog Canada                               8.625%                  6/15/2011 (1)       650          673
   Station Casinos, Inc.                            9.875%                   7/1/2010           801          811
   Wesco Distribution Inc.                          9.125%                   6/1/2008           650          608
   Winn-Dixie Stores, Inc.                          8.875%                   4/1/2008           500          479
                                                                                                        --------
                                                                                                         136,165
                                                                                                        --------
UTILITIES (8.3%)
   ELECTRIC (8.1%)
   AES Corp.                                        8.375%                  8/15/2007           500          395
   AES Corp.                                        8.875%                  2/15/2011         1,075          924
   AES Corp.                                         9.50%                   6/1/2009         1,250        1,112
   CMS Energy Corp.                                  7.50%                  1/15/2009         2,690        2,555

----------------------------------------------------------------------------------------------------------------
                                                                                               FACE       MARKET
                                                                             MATURITY        AMOUNT       VALUE-
HIGH-YIELD BOND PORTFOLIO                           COUPON                       DATE         (000)        (000)
----------------------------------------------------------------------------------------------------------------
   CMS Energy Corp.                                  8.50%                  4/15/2011            95           94
   Calpine Corp.                                    7.625%                  4/15/2006         1,000          890
   Calpine Corp.                                     8.50%                  2/15/2011         2,100        1,869
   Cleveland Electric Illuminating Co.               7.43%                  11/1/2009           750          774
   El Paso Electric Co.                              8.90%                   2/1/2006         1,000        1,082
   Mirant Americas Generation, LLC                  7.625%                   5/1/2006           785          714
   Mirant Americas Generation, LLC                   8.30%                   5/1/2011           890          801
   Niagara Mohawk Power Corp.                        7.75%                  10/1/2008           500          524

   Public Service Co. of New Mexico                  7.50%                   8/1/2018         1,000          875
   Western Resources, Inc.                          6.875%                   8/1/2004         1,350        1,276

   OTHER (0.2%)
   Avista Corp.                                      9.75%                   6/1/2008           385          397
                                                                                                        --------
                                                                                                          14,282
                                                                                                        --------
----------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $163,262)                                                                                       154,792
----------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (9.4%)

----------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account--Note G             1.69-1.72%                   1/2/2002        13,134       13,134
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account                          1.75%                   1/2/2002         3,013        3,013
----------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $16,147)                                                                                         16,147
----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (104.7%)
   (COST $188,387)                                                                                       180,116
----------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-4.7%)

----------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                       5,969
Security Lending Collateral Payable to Brokers--Note G                                                   (13,134)
Other Liabilities                                                                                           (931)
                                                                                                        --------
                                                                                                          (8,096)
                                                                                                        --------
----------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------------------------------
Applicable to 20,026,966 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                            $172,020
================================================================================================================

NET ASSET VALUE PER SHARE                                                                                  $8.59
================================================================================================================
  - See Note A in Notes to Financial Statements.
(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31,
    2001, the aggregate value of these securities was $10,170,000, representing 5.9% of net assets.

----------------------------------------------------------------------------------------------------------------
AT DECEMBER 31, 2001, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------------------------------------
                                                                                             AMOUNT          PER
                                                                                              (000)        SHARE
----------------------------------------------------------------------------------------------------------------
 Paid-in Capital                                                                           $200,296       $10.00
 Undistributed Net Investment Income                                                         11,013          .55
 Accumulated Net Realized Losses--Note E                                                    (31,018)       (1.55)
 Unrealized Depreciation--Note F                                                             (8,271)        (.41)
----------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                $172,020      $  8.59
================================================================================================================

(C) 2002 The Vanguard Group, Inc.
All rights reserved. Vanguard Marketing Corporation, Distributor.    F640 022002

VANGUARD(R)
VARIABLE INSURANCE
FUND

BALANCED AND STOCK PORTFOLIOS

[PHOTO]

ANNUAL
REPORT
DECEMBER 31, 2001


BALANCED PORTFOLIO
EQUITY INCOME PORTFOLIO
DIVERSIFIED VALUE PORTFOLIO
EQUITY INDEX PORTFOLIO
MID-CAP INDEX PORTFOLIO
GROWTH PORTFOLIO
SMALL COMPANY GROWTH PORTFOLIO
INTERNATIONAL PORTFOLIO
REIT INDEX PORTFOLIO



[VANGUARD GROUP LOGO]

PERSPECTIVE

Maintaining a long-term investment perspective isn't easy. Perhaps that's why it has proven to be so rewarding.
        With news, information, and opinion constantly bombarding us, the temptation to buy or sell--to do something--is powerful. Yet such activity is often counterproductive. Emotions can lead us to big mistakes, like jumping into a hot investment we know little about or selling a sound long-term holding when it sags for a while.
        The actions we recommend are quite simple.
        First, take the time to decide on a mix of stocks, bonds, and cash investments that makes sense for you. Take into account your investment time horizon, your goals, and your ability and willingness to ride out market fluctuations. Write this mix down--it's your investment plan.
        Second, use low-cost, widely diversified mutual funds to carry out your asset allocation.
        Third, stick with your plan, unless there's a major change in your time horizon, goals, or financial situation. Don't "play the market"--and if you feel you must, don't risk more than a tiny percentage of your assets.
        Finally, if market news, the opinions of "experts," or the hope of a big score tempts you to act, consult your plan. It may help you keep a long-term perspective.

                                    [PHOTO]


                                    CONTENTS


                                 LETTER FROM THE
                                    CHAIRMAN
                                        1

                                REPORTS FROM THE
                                    ADVISERS
                                        7

                               PORTFOLIO PROFILES
                                       21

                                   GLOSSARY OF
                                INVESTMENT TERMS
                                       32

                              PERFORMANCE SUMMARIES
                                       34

                              FINANCIAL STATEMENTS
                                       43


SUMMARY

- The returns of Vanguard Variable Insurance Fund's balanced and stock portfolios ranged from 2.5% to 23.9% during the three months ended December 31, 2001.

- This report focuses on the fourth quarter of 2001 because the fund's fiscal year-end has moved from September 30 to December 31. Investors previously received a report for the 12 months ended September 30, 2001.

- In the future, you will receive semiannual reports covering January 1 through June 30, and annual reports covering the 12 months through December 31.

LETTER from the CHAIRMAN

[PHOTO]
John J. Brennan

Dear Planholder,

All nine balanced and stock portfolios in VANGUARD(R) VARIABLE INSURANCE FUND recorded positive returns--many of them quite large--during the fourth quarter of 2001, as stock prices in the United States and most international markets bounced sharply off the lows reached after the September 11 terrorist attacks. Unfortunately, the upbeat year-end could not erase the difficulties of preceding months, and five of our portfolios produced negative results for the calendar year.

     This report focuses on the final quarter of 2001 because, as we noted in our annual report to you three months ago, the fund's fiscal year-end has moved from September 30 to December 31. In the future, you will receive semiannual reports covering the six months from January 1 through June 30, and annual reports covering the 12 months through December 31.

     The table on page 2 presents the three-month and 12-month total returns (capital change plus reinvested dividends) for each portfolio, its average peer, and its benchmark index. The Performance Summaries on pages 34-42 provide the same data for the past one-, five-, and ten-year periods, or since the portfolio's inception. As you review this report, keep in mind that the portfolios' returns within the Vanguard(R) Variable Annuity Plan are somewhat lower than those cited here, owing to the plan's administrative and insurance expenses. As of December 31, 2001, these plan expenses amounted to 37 basis points--0.37 percentage point--per year.

     The table that follows this letter provides the net asset values of a share in each portfolio as of September 30 and December 31, 2001.

----------------------------------------------------------------------------------------
MARKET BAROMETER                                                TOTAL RETURNS
                                                     PERIODS ENDED DECEMBER 31, 2001
                                                     -------------------------------
                                                     THREE       ONE       FIVE YEARS
                                                     MONTHS      YEAR     (AVG. ANNUAL)
----------------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                            10.7%     -11.9%       10.7%
Russell 2000 Index (Small-caps)                       21.1        2.5         7.5
Wilshire 5000 Index (Entire market)                   12.4      -11.0         9.7
MSCI EAFE Index (International)                        6.2      -22.0         0.7
----------------------------------------------------------------------------------------
BONDS
Lehman Aggregate
  Bond Index (Entire market)                           0.1%       8.4%        7.4%
Lehman 10 Year
  Municipal Bond Index                                -1.1        4.6         5.9
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                             0.7        4.1         5.0
----------------------------------------------------------------------------------------
CPI
Consumer Price Index                                  -0.9%       1.6%        2.2%
----------------------------------------------------------------------------------------


FINANCIAL MARKETS IN REVIEW

     Coming off its worst downturn since the 1973-1974 bear market, the U.S. stock market advanced strongly in the fourth quarter. The Standard & Poor's 500 Index, for example, returned 10.7% for the

-----------------------------------------------------------------------------------
TOTAL RETURNS                                      3 MONTHS ENDED   12 MONTHS ENDED
                                                    DEC. 31, 2001   DEC. 31, 2001
-----------------------------------------------------------------------------------
BALANCED PORTFOLIO                                        7.0%            4.4
Average Balanced Fund*                                    6.8            -4.4
Composite Stock/Bond Index**                              7.2            -4.1
-----------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO                                   2.5%           -3.5%
Average Equity Income Fund*                               7.5            -5.7
Russell 1000 Value Index                                  7.4            -5.6
-----------------------------------------------------------------------------------
DIVERSIFIED VALUE PORTFOLIO                               4.9%            0.8%
Average Large-Cap Value Fund*                             8.8            -6.7
S&P 500/Barra Value Index                                 8.0           -11.7
-----------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO                                   10.7%          -12.0%
Average Large-Cap Core Fund*                             10.6           -13.8
S&P 500 Index                                            10.7           -11.9
-----------------------------------------------------------------------------------
MID-CAP INDEX PORTFOLIO                                  18.0%           -0.5%
Average Mid-Cap Core Fund*                               16.6            -3.6
S&P MidCap 400 Index                                     18.0            -0.6
-----------------------------------------------------------------------------------
GROWTH PORTFOLIO                                         19.7%          -31.8%
Average Large-Cap Growth Fund*                           14.0           -23.0
Russell 1000 Growth Index                                15.1           -20.4
-----------------------------------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO                           23.9%            5.6%
Average Small-Cap Growth Fund*                           23.6           -10.8
Russell 2000 Growth Index                                26.2            -9.2
-----------------------------------------------------------------------------------
INTERNATIONAL PORTFOLIO                                  12.7%          -18.6%
Average International Fund*                               8.4           -21.7
MSCI EAFE Index+                                          6.2           -22.0
-----------------------------------------------------------------------------------
REIT INDEX PORTFOLIO                                      4.7%           12.1
Average Real Estate Fund*                                 4.8             8.8
Morgan Stanley REIT Index                                 4.9            12.6
-----------------------------------------------------------------------------------

 *Derived from data provided by Lipper Inc.
**65% S&P 500 Index, 35% Lehman Credit A or Better Bond Index.
 +MSCI Provisional Index series returns beginning November 16, 2001.

three months. The gains were broadly based, with 408 of the 500 S&P stocks posting positive returns. Small companies performed especially well: The Russell 2000 Index climbed 21.1%, its best quarterly showing since a 29.7% gain in the first three months of 1991.

     The fourth-quarter advance for stocks reflected optimism that economic activity and, ultimately, corporate profits would rebound in coming months. Among large-cap stocks, which account for roughly 80% of the U.S. market's total capitalization, the leading sectors for the quarter were technology, producer durables, and consumer discretionary. The S&P 500's technology stocks, which had declined more than -60% over the 12 months ended September 30, gained 33.5% in the fourth quarter, while the index's producer durables and consumer discretionary stocks advanced 25.2% and 20.0%, respectively.

     Sectors that had fared well immediately after September 11 were not as vigorous in the fourth quarter. In fact, the three top-performing groups in the July-September quarter were among the weakest during the final three months of 2001: consumer staples (+2.2%), health care (+0.6%), and utilities (-5.5%).

     Overall, however, equity investors in the fourth quarter seemed eager to "accentuate the positive," acting on a belief that the economic recession would end soon. The optimism was fueled by continued interest rate cuts from central banks and by signs that consumers had not been traumatized by the terrorist attacks or the military response.

     Foreign markets reflected much the same kind of optimism. The Morgan Stanley Capital International Europe, Australasia, Far East Index rose 6.2% in dollar terms in the fourth quarter. The advance was broadly based, as 19 of the 21 EAFE markets saw gains. Japan was the only major market to provide a negative result for U.S. investors, returning -5.9%. A major reason for the loss was the 9% drop in the yen's value relative to the dollar, reflecting growing concern over Japan's inability to forge a recovery after nearly ten years of economic stagnation.

     In the United States, the Federal Reserve Board continued its aggressive attempt to jump-start the flagging economy, cutting interest rates three times during the quarter for a total of 1.25 percentage points. As shown in the chart below, during 2001 the Fed pushed its target for short-term interest rates from 6.50% to 1.75%--the lowest level in four decades.

     U.S. investment-grade bonds, as measured by the Lehman Brothers Aggregate Bond Index, returned a mere 0.1% during the fourth quarter.

FOURTH QUARTER PERFORMANCE OVERVIEW

For the record, we provide a brief discussion of the performance of the Vanguard Variable Insurance Fund balanced and stock portfolios during the fourth quarter of 2001. We must note, however, that one cannot draw any reliable conclusions about a long-term investment vehicle, such as an annuity portfolio, from a three-month result.

     During the quarter, our returns ranged from 2.5% for the EQUITY INCOME PORTFOLIO to 23.9% for the SMALL COMPANY GROWTH PORTFOLIO. The spectacular rise in the latter portfolio transformed a -14.8% return for the first nine months of 2001 into a 5.6% gain for the full calendar year. Similarly, a 7.0%

--------------------------------------------------------------------------------
A RECORD NUMBER OF INTEREST RATE CUTS (12 months ended December 31, 2001)

In 2001, the Federal Reserve Board lowered its target for short-term interest rates a record 11 times. By repeatedly reducing the federal funds rate--the interest rate that banks charge each other for overnight loans made through the Federal Reserve System--the Fed hoped to encourage consumer spending, business investment, and overall economic growth.

[INTEREST RATE LINE GRAPH]

12/31/00               6.5 %
  1/3/01               6
 1/31/01               5.5
 2/28/01               5.5
 3/20/01               5
 4/18/01               4.5
 5/15/01               4
 6/27/01               3.75
 7/30/01               3.75
 8/21/01               3.5
 8/31/01               3.5
 9/17/01               3
 10/2/01               2.5
 11/6/01               2
12/11/01               1.75

--------------------------------------------------------------------------------
Source: Federal Reserve Board.

rise in the BALANCED PORTFOLIO and a 4.9% rise in the DIVERSIFIED VALUE PORTFOLIO turned small losses through the end of the third quarter into modest gains (+4.4% and +0.8%, respectively) for the full year.

     A 4.7% return during the final three months capped a solid year for the REIT INDEX PORTFOLIO (+12.1%). The year-end rally was not enough, however, to overcome earlier declines in the EQUITY INCOME, EQUITY INDEX, MID-CAP INDEX, GROWTH, and INTERNATIONAL PORTFOLIOS, all of which saw negative returns for the full calendar year.

     In relation to their comparative standards, our balanced and stock portfolios delivered solid results during the fourth quarter. Six of the nine portfolios outpaced the average returns of competing mutual funds. Four portfolios matched or exceeded the gains of their index benchmarks.

LONG-TERM PERFORMANCE OVERVIEW

In our view, investors are best served by focusing on the long term. The table below compares the annualized returns of the balanced and stock portfolios of Vanguard Variable Insurance Fund since their inceptions (or for ten years, in the case of the Balanced and Equity Index Portfolios) with the average results for competing funds and relevant indexes.


-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
                                TEN YEARS OR SINCE INCEPTION
                             PERIODS ENDED DECEMBER 31, 2001
                             -------------------------------
                                       AVERAGE
                            VANGUARD COMPARABLE COMPARABLE
PORTFOLIO (Inception Date) PORTFOLIO    FUND     INDEX
--------------------------------------------------------------
Balanced (5/23/1991)          11.9%      8.9%     11.4%
Equity Income (6/7/1993)      12.9      10.7      13.5
Diversified Value
  (2/8/1999)                   3.5       2.3       1.6
Equity Index (4/29/1991)      12.8      11.2      12.9
Mid-Cap Index (2/9/1999)      14.2      14.9      13.7
Growth (6/7/1993)             10.3      12.2      12.6
Small Company Growth
  (6/3/1996)                  16.6       8.8       1.6
International (6/3/1994)       6.2       3.6       2.6
REIT Index (2/9/1999)         11.9      10.9      12.1
---------------------------------------------------------------

     As you can see, the long-term records of our portfolios are quite good. Seven of the nine have outpaced their average peers, and five have outperformed their unmanaged benchmarks. Only the Growth Portfolio lagged one of its comparative standards by more than a percentage point, trailing the average large-cap growth fund by 1.9 percentage points and the Russell 1000 Growth Index by 2.3 percentage points. Alliance Capital Management assumed responsibility for investing the portfolio's assets in June 2001, and has delivered commendable results thus far.

     The strong long-term performance of our portfolios can be attributed in part to the disciplined approaches of our investment advisers. (Six of the portfolios retain investment advisory firms that are independent of The Vanguard Group. Vanguard negotiates "arms-length" contracts with these firms and closely monitors their performance. Our three index portfolios are advised by Vanguard's Quantitative Equity Group.) But the portfolios have another major advantage as well: low costs.

     The portfolios' annualized expense ratios--that is, their operating expenses as a percentage of their average net assets--range from 0.18% to 0.51% (or from $1.80 to $5.10 per $1,000 in assets). The average expenses for peer groups of mutual funds, in contrast, range from 1.29% to 1.69% ($12.90 to $16.90 per $1,000 in assets). It is hard to overstate the significance of our cost advantage. In essence, low costs let us begin the competitive race with a notable head start. This doesn't guarantee victory, but it's an edge, year after year, which we are determined to maintain.

IN SUMMARY

Attentive investors can learn important lessons from the financial markets in just about any year. During 2001, the markets underscored the inherent unpredictability of events--both financial and nonfinancial.

     Because history has shown that no one can reliably predict the short-term direction of markets, we have long advocated a simple, long-term approach to dealing with uncertainty. We recommend that you maintain a portfolio diversified across market segments and asset classes--stocks, bonds, and short-term investments--in relatively fixed proportions that are appropriate for your goals, time horizon, and risk tolerance. Once you have established your plan, ignore the "noise" of day-to-day market news and stay the course toward your long-term objectives. We thank you for entrusting your hard-earned dollars to us.

Sincerely,

/s/ JOHN J. BRENNAN

John J. Brennan
Chairman and
Chief Executive Officer

January 15, 2002

--------------------------------------------------------------------------------
PERFORMANCE AT A GLANCE: SEPTEMBER 30, 2001-DECEMBER 31, 2001


                                                  STARTING       ENDING
PORTFOLIO                                        SHARE PRICE   SHARE PRICE
--------------------------------------------------------------------------------
Balanced                                           $15.87       $16.98
Equity Income                                       19.30        19.79
Diversified Value                                   10.16        10.66
Equity Index                                        27.03        29.91
Mid-Cap Index                                       11.21        13.23
Growth                                              12.01        14.37
Small Company Growth                                13.26        16.43
International                                       10.98        12.37
REIT Index                                          12.44        13.03
--------------------------------------------------------------------------------

REPORT from the ADVISER
 for Balanced Portfolio

The BALANCED PORTFOLIO returned 7.0% during the final quarter of 2001. The portfolio's equity holdings, which accounted for 67.5% of net assets at the end of the year, earned 10.8% during the quarter. Our fixed income holdings, which made up the remaining 32.5% of assets, returned 0.1%.

THE INVESTMENT ENVIRONMENT

U.S. economic growth had slowed down markedly before the terrorist attacks of September 11, and in late November, the National Bureau of Economic Research--a private, nonprofit group of academic economists--announced that the United States had been in a recession since March 2001.

     During 2001, the Federal Reserve Board reduced its benchmark interest rate 11 times, bringing the federal funds rate to 1.75% in December. We expect that this effort to stimulate the economy will start to have an effect by mid-2002. Low interest rates and investor expectations that an economic recovery may soon take hold powered the stock market higher in the fourth quarter of 2001, with the S&P 500 Index returning 10.7%.

OUR SUCCESSES

During the quarter, our best-performing stocks were in the technology and insurance sectors. Portfolio holdings IBM and ACE did particularly well. Despite being underweight in the strong-performing technology sector, we managed to keep up with the market averages thanks to solid performances by a number of our financial and transportation stocks.

OUR SHORTFALLS

We were hurt by the relatively poor performances of stocks that failed to meet the market's earnings expectations, such as U.S. Bancorp and Qwest Communications International. In the fixed income portion of the portfolio, U.S. Treasury securities outperformed the investment-grade corporate bonds that dominate our holdings, which detracted from the portfolio's performance.

INVESTMENT PHILOSOPHY

THE ADVISER BELIEVES THAT A REASONABLE LEVEL OF CURRENT INCOME AND LONG-TERM GROWTH IN CAPITAL CAN BE ACHIEVED WITHOUT UNDUE RISK BY HOLDING 60% TO 70% OF ASSETS IN COMMON STOCKS AND THE BALANCE IN FIXED INCOME SECURITIES. CONSISTENT WITH THIS APPROACH, DIVIDEND-PAYING STOCKS DOMINATE THE EQUITY SEGMENT OF THE PORTFOLIO, WHILE HIGH-QUALITY CORPORATE, U.S. TREASURY, AND MORTGAGE-BACKED SECURITIES MAKE UP THE BOND SEGMENT.

OUR PORTFOLIO'S POSITION

We are hopeful that the economy, bolstered by strong fiscal and monetary stimuli, will recover in 2002. Our exposure to equities is at the high end of our historical range, as we believe that fixed income securities will lag when the economy recovers. We continue to emphasize securities with attractive value characteristics, such as low price/earnings ratios, solid balance sheets, and attractive dividend-growth prospects. Our large positions in Alcoa, Citigroup, and IBM exemplify these characteristics.

     At the same time, we invest in growth stocks that are out of favor for reasons we consider transitory, but that bring the stocks' valuations into our range. For example, we recently purchased Gillette and McDonald's, which we believe have been punished for reasons that have little to do with their long-term value.

Ernst H. von Metzsch, Senior Vice President and Portfolio Manager
Wellington Management Company, LLP


January 14, 2002



--------------------------------------------------------------------------------
PORTFOLIO CHANGES                          THREE MONTHS ENDED DECEMBER 31, 2001
                              COMMENTS
--------------------------------------------------------------------------------
NEW HOLDINGS
Aol Time Warner                The stock has been weak due to the recession, but
                               the rollout of new products should support above-
                               average growth.
--------------------------------------------------------------------------------
CVS                            A shortage of pharmacists and regional management
                               problems created a buying opportunity.
--------------------------------------------------------------------------------
McDonald's                     "Mad cow" concerns and international earnings
                               disappointments due to the strong U.S. dollar
                               created a buying opportunity.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
REDUCTIONS
Johnson & Johnson              Strong-performing stock reached our price target.
--------------------------------------------------------------------------------
Phelps Dodge*                  Company's competitive position was hurt by the
                               economic slowdown after September 11.
--------------------------------------------------------------------------------
USX-Marathon Group*            This company continued to disappoint relative to
                               its peers.
--------------------------------------------------------------------------------

*Eliminated from portfolio.



                                                               SEE PAGE 1 OF THE
                                                             ACCOMPANYING INSERT
                                                                  FOR A COMPLETE
                                                                  LISTING OF THE
                                                           PORTFOLIO'S HOLDINGS.

REPORT from the ADVISER
   for Equity Income Portfolio

THE INVESTMENT ENVIRONMENT

By the end of 2001, the U.S. economy appeared to be showing the first, albeit uncertain, signs of recovery. The stock market, by contrast, was behaving as if a recovery was not only certain but sure to be robust. From their 2001 lows in September, the S&P 500 and Nasdaq Composite Indexes gained 19% and 37%, respectively, on the strength of a dramatic rebound for technology stocks. It seemed clear that the tech rally was based not on investment fundamentals but on investors' fear of missing the start of another bull market. The earnings growth prospects of many stocks in the group are less attractive than they were a year ago.

     As investors sold value stocks to buy technology stocks, the EQUITY INCOME PORTFOLIO lost some of its lead over the indexes. Over the nine months ended September 30, the portfolio returned 14 percentage points more than the S&P 500 Index and 33 percentage points more than the Nasdaq. By the end of December, the portfolio's margins of victory for the year had narrowed to 8 percentage points over the S&P 500 and 17 points over the Nasdaq. The portfolio also finished the year ahead of the Russell 1000 Value Index.

     The Federal Reserve Board's 11 interest rate cuts in 2001 were clearly intended to prevent a recession, rather than to push an already-depressed economy toward expansion. In backing the rate cuts, Fed Chairman Alan Greenspan provided an extraordinary amount of liquidity to the economy, something that the Fed would normally avoid for fear of causing price inflation. Mr. Greenspan acted partly on the basis of his belief that productivity growth will continue at a high enough level to let the economy expand again without igniting inflation. Because of the Fed's interest rate cuts, the economy is now flush with excess cash, just as it was at the end of 1999.

     While we cannot know yet whether we are on the brink of a strong economic recovery or whether productivity growth will stay high, we do know that the excess liquidity will have to find its way somewhere. On the last two occasions when money was this plentiful--after the Year 2000 date changeover and again following the terrorist attacks on September 11--it flowed into the stock market, further inflating price/earnings ratios, which already were above their historical average. The same thing could

INVESTMENT PHILOSOPHY

THE ADVISER BELIEVES THAT A PORTFOLIO MADE UP OF UNDERVALUED STOCKS, WHOSE DIVIDEND YIELDS ARE HIGH BOTH IN RELATION TO CURRENT MARKET AVERAGES AND TO HISTORICAL NORMS, CAN PROVIDE A HIGH LEVEL OF CURRENT INCOME, THE POTENTIAL FOR CAPITAL APPRECIATION, AND BELOW-AVERAGE PRICE VOLATILITY FOR A STOCK MUTUAL FUND.

happen this time; indeed, many Wall Street pundits are banking on it. But if productivity growth does not prove high enough to keep inflation at bay, the Fed will have to increase interest rates and dampen the flow of money into the economy. Such monetary tightening, at a time when corporate earnings growth is slow, could be bad news for the stock market.

THE PORTFOLIO'S SUCCESSES

In the final three months of 2001, the strongest contributors to the portfolio's performance were bank, retail, household-products, and manufacturing stocks. Bank stocks benefited both from lower interest rates, which encouraged investors to take out mortgage loans, and from uncertainty about the stock market, which prompted people to deposit more money in banks. Consumer spending was one of the year's bright spots in the economy, a fact that buoyed the prices of retail and household-products stocks in the fourth quarter. Manufacturing stocks were strong among investors who anticipated an economic recovery and who were optimistic that recent cost-cutting measures would lead to an improvement in earnings.

THE PORTFOLIO'S SHORTFALLS

Telecommunications and health care stocks were the portfolio's weakest performers in the final months of 2001. Telecom stocks continued to suffer from overcapacity and fierce competition. Since the Equity Income Portfolio's inception, we have seen consolidation in the industry reduce the number of our telecom holdings by almost half. In the long run, consolidation should bring back economies of scale and reduce the competition to a beneficial level. Working through the overcapacity may take more time, but we believe that the group will return to favor.

     Our drug stocks, which are overweighted relative to the index, were primarily responsible for our lagging the benchmark in the quarter. The group was hit hard by investors' concerns over the twin threats of generic competition and expiring patents on blockbuster drugs. When companies do not have promising new drugs to replace those with expiring patents, as has been the case for many firms recently, investors tend to look elsewhere for opportunities. This trend allows us to add to our holdings at attractive valuations.

     Two additional factors in our fourth-quarter underperformance were our lower weighting in diversified financial services companies and the absence of technology stocks.

THE PORTFOLIO'S POSITIONING

The portfolio invests in the stocks of well-established companies that are long-standing success stories in the U.S. economy. It is well diversified across 23 industries, with its largest holdings in core industries such as petroleum, telephone, health care, banks, and food. The portfolio is positioned to provide a long-term competitive return with less risk than exists in the overall market, making it an attractive option for those who wish to invest in stocks while minimizing the effects of market volatility.

Roger D. Newell, Chairman
Newell Associates

January 15, 2002



--------------------------------------------------------------------------------
PORTFOLIO CHANGES                          THREE MONTHS ENDED DECEMBER 31, 2001

                                    COMMENTS
--------------------------------------------------------------------------------
ADDITIONS
   J.P. Morgan Chase                Despite concerns about slowing investment
                                    banking and venture capital revenues, this
                                    diversified financial services firm is well
                                    positioned to benefit from economic
                                    recovery.
--------------------------------------------------------------------------------
   Merck                            Competition and product pipeline concerns
                                    have depressed the stock price and created
                                    opportunities to accumulate at attractive
                                    valuations.
--------------------------------------------------------------------------------
   Wells Fargo                      Economic worries have reduced investor
                                    confidence in all banks, including this
                                    regional leader, making it an attractive
                                    buy.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
REDUCTIONS
   Lockheed Martin                  The price rose as investors expect a surge
                                    in defense spending.
--------------------------------------------------------------------------------

   Ralston Purina*                  The company was acquired at a premium by
                                    Nestle SA.
--------------------------------------------------------------------------------

*Eliminated from portfolio.
                                                               SEE PAGE 6 OF THE
                                                             ACCOMPANYING INSERT
                                                                  FOR A COMPLETE
                                                                  LISTING OF THE
                                                           PORTFOLIO'S HOLDINGS.

REPORT from the ADVISER
   for Diversified Value Portfolio

The DIVERSIFIED VALUE PORTFOLIO returned 4.9% during the final three months of 2001, while the S&P 500/Barra Value Index rose 8.0%. For the full year, the portfolio returned 0.8%, which was far above the index's -11.7% return.

THE INVESTMENT ENVIRONMENT

Equity markets rebounded sharply in the fourth quarter, primarily because many investors seemed to expect an economic turnaround in the second half of 2002. Investors, conditioned by the media not to miss an economic recovery, bought cyclical, technology, and high-beta (i.e., volatile) stocks, and sold defensive holdings. The Nasdaq Composite Index rose an astounding 30.5% during the three months.

     The Diversified Value Portfolio should be viewed as almost "anti-Nasdaq." When stocks with little or no earnings and high multiples move higher, our portfolio does poorly. But the opposite is also true. It's not that we are doing anything differently these days, but the market sure is! For the longer term, our results should be quite acceptable and far less volatile than those of the stocks that led the market over the past several months. We view the present market leadership as dangerous to your financial health.

OUR SUCCESSES

Our most successful holdings throughout the year--Cendant, Sears, Lyondell Chemical, Citigroup, Waste Management, XL Capital, Baker Hughes, and Boeing--appear to have little in common other than significant exposure to general economic activity. These stocks are cheap, but that did not translate into strong performance in the final three months of 2001.

OUR SHORTFALLS

In comparison with our benchmark, what hurt us most was the portfolio's lack of technology stocks. Beyond that, the stocks that detracted from our performance seemed to have the common problem of reduced earnings forecasts for 2002. They included Watson Pharmaceuticals, Service Corporation International, Washington Mutual, SBC Communications, and Crescent Real Estate (along with Kmart, which was suffering from a different magnitude of worry). While it is advisable to take future earnings

INVESTMENT PHILOSOPHY

THE ADVISER BELIEVES THAT SUPERIOR LONG-TERM INVESTMENT RESULTS CAN BE ACHIEVED BY HOLDING A DIVERSIFIED PORTFOLIO OF OUT-OF-FAVOR STOCKS THAT HAVE ABOVE-AVERAGE DIVIDEND YIELDS, BELOW-AVERAGE PRICES IN RELATION TO EARNINGS, SALES, AND BOOK VALUE, AND THE PROSPECT OF ABOVE-AVERAGE TOTAL RETURN.

into account when considering an investment, current prices should play a significant role as well. It is here that we differ from those whose focus is solely on earnings momentum.

NOTABLE PORTFOLIO CHANGES

The bad news about Enron dealt a sideswipe blow to other companies in the business of gas trading and nonregulated generating. We took this as an opportunity to establish a position in Williams Cos., which has substantial assets and significant energy reserves. We don't think that Enron and Williams have much in common.

     We sold our shares of Aon--an insurance broker and consultant-- fearing that the earnings shortfalls of the past two years have become a pattern. Without a sharp increase in results, the company is not a bargain.

THE PORTFOLIO'S POSITIONING

The portfolio continues to emphasize viable financial services, utilities, and consumer discretionary companies. These areas should do well even if economic activity quickens later than most expect. Our weighted price/earnings ratio is a little more than 63% of the broad market average. The ratio of share price to book value for the stocks in our portfolio is 2.2--significantly below the overall market level. Finally, the portfolio's yield is far higher than that provided by most of our competitors. In other words, we have a list of cheap stocks that should show good earnings performance in the next year. The rabbit doesn't always win the race.

James P. Barrow, Portfolio Manager
Barrow, Hanley, Mewhinney & Strauss, Inc.

January 14, 2002

                                                               SEE PAGE 8 OF THE
                                                             ACCOMPANYING INSERT
                                                                  FOR A COMPLETE
                                                                  LISTING OF THE
                                                           PORTFOLIO'S HOLDINGS.

REPORT from the ADVISER
   for Growth Portfolio

After dropping precipitously in September, equity prices recovered strongly during the fourth quarter of 2001 as investors began to anticipate an economic recovery in 2002. In this environment, the GROWTH PORTFOLIO returned 19.7%, outperforming the Russell 1000 Growth Index's return of 15.1% by a significant margin.

THE PORTFOLIO'S POSITION

The portfolio remains balanced with a roster of financially strong, well-managed companies with solid growth prospects. Most of our holdings will report higher earnings for fiscal 2001 than they did for fiscal 2000-- a remarkable showing given current economic conditions.

     We expect American Home Products' earnings to grow at an annual rate of about 15% over the next three or four years, well above the average growth rate for the industry. While certain pharmaceutical companies are facing challenges related to product maturation and patent expiration, AHP has no important patent expirations until after 2007. One of the company's new product categories has the potential to grow from $800 million in sales in 2001 to more than $3 billion in 2005--a significant sum for a firm with $14 billion in current sales.

     Kohl's, a Milwaukee-based retailer of discount-priced, name-brand clothing and home furnishings, is expected to report a 27% earnings gain for 2001. The company has the key fundamental characteristics we seek: three-year earnings expansion exceeding 20%, a leadership position in its market, strong management, and the ability to finance its own growth. In addition, Kohl's has announced an aggressive expansion plan, which includes opening approximately 70 new stores in 2002.

     The cyclical growth stocks we own, notably technology companies, retain their competitive positions and have the financial strength to weather this recession. When economic growth resumes, the upturn in earnings for these companies should be substantial. One firm that falls in this category is Nokia, which has a 35% market share in the fast-growing wireless handset market. The firm has operating margins in the high teens, while its competitors are laboring under negative margins. Nokia has a strong product pipeline, and we believe the company's earnings will grow about 20% per year over the next three years.

INVESTMENT PHILOSOPHY

THE ADVISER BELIEVES THAT SUPERIOR LONG-TERM INVESTMENT RESULTS CAN BE ACHIEVED BY EMPHASIZING INVESTMENTS IN GROWTH COMPANIES THAT ARE LEADERS IN THEIR INDUSTRIES AND THAT HAVE A STRONG MARKET PRESENCE.

     To the extent that economic growth and demand accelerate, we see opportunities to increase the portfolio's exposure to stocks that are more cyclical in nature. Earnings of the companies in the portfolio grew 7% (on a dollar-weighted basis) in 2001; we foresee earnings growth of more than 20% for our stocks in 2002. The portfolio has a weighted price/earnings ratio of 22 times estimated earnings, versus 24 times for the Russell 1000 Growth Index.

OUR OUTLOOK

Though recent reports on the state of the economy have been mixed, we think industry data and corporate fundamentals suggest that a recovery is in the offing.

     One such indicator is the rate at which inventories are being liquidated. In fact, the largest quarterly decline in business inventories on record occurred during the final three months of 2001. This is important, because recessions end when inventories are so thin that companies must raise production to meet increases in demand.

     Other factors also point to recovery. The Federal Reserve Board continues to pursue policies that lower the cost of credit and expand liquidity--the Fed cut its target for short-term interest rates 11 times in 2001. Congress expects to approve a fiscal stimulus package exceeding $100 billion shortly. Moreover, our daily discussions with managers of the companies in the portfolio confirm that business activity has stabilized and suggest that economic sentiment has turned positive. Future developments could prove us to be overly optimistic, but we expect stock prices to rise during the next 6 to 12 months.

John L. Blundin, Executive Vice President
Christopher M. Toub, Executive Vice President
Alliance Capital Management L.P.

January 16, 2002


                                                              SEE PAGE 21 OF THE
                                                             ACCOMPANYING INSERT
                                                                  FOR A COMPLETE
                                                                  LISTING OF THE
                                                           PORTFOLIO'S HOLDINGS.

ADVISER'S REPORT
   for Small Company Growth Portfolio

Small-capitalization growth stocks saw a dramatic recovery in the last three months of 2001, the period covered since our last report to you. The tragic events of September accelerated the already established downtrend in stock prices. But the market's sharp slump then set up conditions for a strong fourth-quarter rally. While the SMALL COMPANY GROWTH PORTFOLIO posted a strong absolute gain of 23.9% for the period, it lagged its benchmark, the Russell 2000 Growth Index. For all of 2001, however, the portfolio achieved a sizable advantage over the benchmark.

THE PERIOD IN REVIEW

The fourth-quarter rally in stocks was very broad-based. A remarkable 87% of the stocks held within the portion of the portfolio that we manage rose in price during the three months. (Granahan Investment Management manages about 90% of the portfolio's assets; Grantham, Mayo, Van Otterloo & Co. manages the balance.) In our view, this was due not so much to rejuvenated fundamentals as to an exhaustion of selling in late September. As stocks continued to rise during the final months of 2001, so did hopes that the economy's downturn was at or near a bottom.

     The most dramatic quarterly gains among small-cap issues came from technology stocks, a volatile group that had been under severe selling pressure since early 2000. Your portfolio's tech holdings, including some purchased early in the quarter, participated fully in this rally. That said, we had a smaller tech weighting (15% of assets, on average) than the benchmark index (21%), a factor that cost us some relative performance. Among individual tech holdings, our strongest contributors were disk-drive manufacturers and related companies, including Western Digital, Maxtor, and, to a lesser degree, Hutchinson Technology, all of which benefited from reductions in their costs and from less-onerous pricing conditions. Other tech winners included Monolithic System Technology (memory-chip design) and Verity (search-engine software). Losers included FLIR Systems and two stocks that we eliminated from our part of the portfolio--Centra Software and Metawave Communications.

INVESTMENT PHILOSOPHY

THE ADVISER BELIEVES THAT SUPERIOR LONG-TERM INVESTMENT RESULTS CAN BE ACHIEVED BY EMPHASIZING STOCKS OF SMALL AND EMERGING COMPANIES (MARKET CAPITALIZATIONS OF UP TO $1 BILLION) WITH FAVORABLE PROSPECTS FOR PRICE APPRECIATION. WHILE MOST OF THE COMPANIES HAVE RECORDS OF GROWTH AND STRONG MARKET POSITIONS, THE PORTFOLIO ALSO INVESTS IN COMPANIES THAT ARE PIONEERING NEW TECHNOLOGIES OR APPEAR TO BE UNDERVALUED.

     Consumer stocks were another strong group. We had both good absolute gains and an edge over the index in this sector, which represented about 23% of the portfolio's assets. Important contributors included Pier 1 Imports (which had an excellent holiday season), PETsMART (which is beginning to turn around its earnings), and Travelocity.com (a provider of online travel information and reservations). Consumer holdings that declined included Fleming, a grocery distributor, and HomeStore.com, an online real estate service.

     Our large position in health care stocks (23% of assets, on average) also helped our performance relative to the Russell 2000 Growth Index, although this sector was not one of the market leaders during the three months. The portfolio's winners included Transkaryotic Therapies and ImmunoGen, both biotechnology holdings. Losers were Beverly Enterprises and Coventry Health Care.

     Our performance compared with the index was mixed in other sectors, which represented smaller pieces of the portfolio. Our stock selections outpaced the index in the energy and financial services groups. But our picks trailed the index's performance in three sectors: producer durables, transportation (despite good results from some recent purchases of regional airline stocks), and utilities (where General Communication slumped).

OUR OUTLOOK

In our September 30 report to you, we described how the portfolio had benefited from having a diversified group of stocks in three broad categories: "pioneers" (companies in an early stage of growth), "core growth" (companies with established growth trends), and "special situations" (turnarounds and generally less popular stocks).

     During the fourth quarter, the market favored some sectors, "pioneer" technology in particular, that had been winners during the late 1990s. We remain modestly underweighted in tech stocks. We believe the challenge is to find companies that can increase their earnings in an economy that won't be growing much. Companies that generate higher earnings will do so primarily because of excellent management, or being at the right stage in their life cycles, rather than because of a broad economic resurgence. And those relatively few firms that show earnings growth will probably be accorded high valuations.

John J. Granahan, Portfolio Manager
Gary C. Hatton, Assistant Portfolio Manager
Jane M. White, Assistant Portfolio Manager
Granahan Investment Management, Inc.


January 14, 2002

                                                              SEE PAGE 23 OF THE
                                                             ACCOMPANYING INSERT
                                                                  FOR A COMPLETE
                                                                  LISTING OF THE
                                                           PORTFOLIO'S HOLDINGS.

REPORT from the ADVISER
   for International Portfolio

During the three months ended December 31, 2001, the INTERNATIONAL PORTFOLIO returned 12.7%. This exceeded the results of both our unmanaged benchmark, the MSCI EAFE Index (+6.2%), and the average international stock mutual fund (+8.4%).

THE INVESTMENT ENVIRONMENT

After a vicious 18-month bear market, this upward move was very welcome.
It was led by economically sensitive stocks--notably, technology issues--as well as by a wide range of consumer discretionary stocks, including retailers, leisure companies, advertising firms, and automakers. Basic-materials and engineering companies also flourished as they looked forward to a recovery in demand. Finally, a number of the telecommunications services companies gained value as the improvement in market sentiment allowed for some refinancing of the excessive debt they typically carry.

     Poor performers included defensive stocks such as those of pharmaceuticals companies, food and drink manufacturers, and utilities. Insurance issues also suffered, and so did oil stocks, as crude oil prices continued to fall from the artificially high levels reached in the summer.

     In recent months, governments and central banks have worked to stimulate the U.S. and European economies through fiscal and monetary actions. The fall in oil prices has helped in this regard by increasing consumers' purchasing power. These economies still face many headwinds, however, and the consensus expectation of a low-inflation, slow-growth recovery could well be right. Certainly, we have not positioned the portfolio for a robust recovery in Europe, although we do expect the recovery to be stronger there than in the United States.

     In Japan, we foresee another year of declining economic activity. We have no problem in finding Japanese stocks that look very cheap, but the outlook for the local market is poor. Accordingly, just 15% of the portfolio is invested there.

OUR SUCCESSES

I reported three months ago that 9% of the portfolio was in technology stocks. These turned out to be the right tech stocks: Korea's Samsung Electronics, our largest tech holding,

INVESTMENT PHILOSOPHY

THE ADVISER BELIEVES THAT AN INTERNATIONAL STOCK PORTFOLIO CAN ACHIEVE SUPERIOR LONG-TERM INVESTMENT RESULTS BY HOLDING THE STOCKS OF NON-U.S. COMPANIES WITH THE POTENTIAL FOR ABOVE-AVERAGE EARNINGS GROWTH. PARTICULAR EMPHASIS IS PLACED ON COMPANIES IN COUNTRIES WITH FAVORABLE BUSINESS AND MARKET ENVIRONMENTS.

surged 99% over the quarter, and our second-largest position, in two Taiwanese companies, rose by 80%. The typical gain on our other tech holdings during the quarter was under 50%. I reported in the past that Korean and Taiwanese technology stocks were unjustifiably cheap relative to their peers in the United States, Europe, and Japan. This sudden move has closed some of that gap.

     We continued to hedge most of our exposure to the Japanese yen back into U.S. dollars because we believed that the Japanese government would seek to stimulate the local economy by weakening the yen. We were right-- the yen fell by about 10% over the quarter--and our hedging strategy proved successful, contributing more than 1 percentage point to the portfolio's total return during the quarter.

     Finally, the fact that we did not own certain stocks helped the portfolio's performance relative to the EAFE Index and competing funds. Our avoidance of oil stocks, for example, accounted for roughly one-fifth of our performance advantage over the index. We continue to own no Japanese banks. These remorseless underperformers plummeted -30% during the final three months of 2001, bringing their loss for the full year to -50%.

OUR FAILURES

In a remarkable three-month period when nearly everything went right for the portfolio, there was one very prominent exception. Our largest holding, ING, had a horrid quarter. Through its U.S. life reinsurance business, the Dutch financial services company indirectly insured the lives of many who died in the World Trade Center disaster. Although the financial loss was manageable, the company lost enormous credibility in October when it had to correct an announcement, made several weeks earlier, that it had no significant exposure.

THE PORTFOLIO'S POSITIONING

We made few changes to the portfolio during the past three months. We marginally reduced our stake in tech stocks after the sector's enormous gain and invested the proceeds in more defensive stocks like Nestle and International Power.

     As of year-end 2001, the portfolio remains more exposed to tech and other cyclical stocks (about 35% of assets) than to defensive issues (some 30% of assets). The rest of our holdings consist of of telecom stocks and financials, neither of which neatly fit into the cyclical or defensive categories.

     During the fourth quarter, we reduced our Japanese holdings by about
5 percentage points to 15% of assets. Prime Minister Junichiro Koizumi continues to disappoint those of us who were initially encouraged by his reformist credentials. Every month that he delays reform makes the task harder, given that Japan's economy is in recession and that the bad-debt problems of the country's banks are growing more severe. The companies in the portfolio should either benefit enormously from corporate restructuring or will benefit from the depreciation of the yen, which we expect to continue.

     Many of the positions that we took last year worked out splendidly. Cyclical stocks and tech issues rallied, while the prices of defensive companies weakened modestly. This leaves more stocks trading closer to their fair value (relative to the overall market) than I can recall for some years. In 2002, being in the right stocks will probably be more important than being in the right sectors. The overall performance of markets this year will be determined by economic fundamentals--and while those fundamentals do not look discouraging, it would be wrong to think of the fourth quarter of 2001 as the first stage of a major new bull market.

Richard Foulkes, Executive Vice President
Schroder Investment Management North America Inc.


January 15, 2002



--------------------------------------------------------------------------------
PORTFOLIO CHANGES                           THREE MONTHS ENDED DECEMBER 31, 2001

                                    COMMENTS
--------------------------------------------------------------------------------
NEW HOLDINGS
 Nestle                                     Major global food company that many
                                            consider to be "too defensive." We
                                            like the scope for cost-cutting and
                                            think it is relatively cheap.
--------------------------------------------------------------------------------
 International Power                        A well-managed electricity generator
                                            with global expansion plans.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ELIMINATED
 BASF                                       A major German chemical company that
                                            will disappoint if oil prices fall
                                            and global growth does not pick up
                                            sharply in 2002.
--------------------------------------------------------------------------------
 Elan                                       A highly successful investment that
                                            has appreciated to its full value.
                                            This Irish pharmaceutical firm is
                                            also risky.
--------------------------------------------------------------------------------


                                                              SEE PAGE 30 OF THE
                                                             ACCOMPANYING INSERT
                                                                  FOR A COMPLETE
                                                                  LISTING OF THE
                                                           PORTFOLIO'S HOLDINGS.

PORTFOLIO PROFILE                                       AS OF DECEMBER 31, 2001
     for Balanced Portfolio

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate to unmanaged market indexes. Key terms are defined on pages 32-33.


--------------------------------------------
PORTFOLIO CHARACTERISTICS
Yield                             3.1%
Turnover Rate                       4%
Expense Ratio                    0.30%*
Cash Investments                  2.6%
--------------------------------------------


---------------------------------------------------------------------------------------
VOLATILITY MEASURES
                                                      S&P                    WILSHIRE
                                     PORTFOLIO        500       PORTFOLIO     5000
---------------------------------------------------------------------------------------
R-Squared                               0.49         1.00         0.33         1.00
Beta                                    0.41         1.00         0.33         1.00
---------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
                                                                S&P         WILSHIRE
                                               PORTFOLIO        500           5000
---------------------------------------------------------------------------------------
Auto & Transportation                             8.6%          1.8%          2.0%
Consumer Discretionary                            9.1          13.1          14.8
Consumer Staples                                  5.2           7.4           6.4
Financial Services                               20.1          19.1          20.3
Health Care                                       7.2          14.2          14.2
Integrated Oils                                   7.6           5.2           3.5
Other Energy                                      2.0           1.6           2.1
Materials & Processing                           10.8           2.9           3.3
Producer Durables                                 7.0           3.0           3.4
Technology                                        8.4          17.0          16.6
Utilities                                        11.1           8.5           8.1
Other                                             2.9           6.2           5.3
---------------------------------------------------------------------------------------


-------------------------------------------------------
TEN LARGEST STOCKS (% OF TOTAL EQUITIES)
International Business Machines Corp.       2.9%
  (computer technology)

Alcoa Inc.                                  2.8
  (aluminum)

Citigroup, Inc.                             2.7
  (financial services)

ACE, Ltd.                                   1.9
  (insurance)

Union Pacific Corp.                         1.9
  (railroad)

Abbott Laboratories                         1.9
  (pharmaceuticals)

Pharmacia Corp.                             1.8
  (pharmaceuticals)

Verizon Communications                      1.8
  (telecommunications)

Northrop Grumman Corp.                      1.7
  (aerospace & defense)

Marsh & McLennan Cos., Inc.                 1.6
  (insurance)
-------------------------------------------------------
Top Ten                                    21.0%
-------------------------------------------------------
Top Ten as % of Total Net Assets           14.1%
-------------------------------------------------------



------------------------------
PORTFOLIO ASSET ALLOCATION
STOCKS                  67%
BONDS                   30%
CASH INVESTMENTS         3%
-----------------------------


*Annualized.                    (Portfolio Profile continues on the next page.)

--------------------------------------------------------------------------------
EQUITY CHARACTERISTICS
                                                     S&P           WILSHIRE
                                   PORTFOLIO         500             5000
--------------------------------------------------------------------------------
Number of Stocks                       109             500           6,054
Median Market Cap                  $ 27.5B         $ 61.4B         $ 33.4B
Price/Earnings Ratio                 22.0x           29.0x           30.7x
Price/Book Ratio                      2.6x            3.7x            3.3x
Dividend Yield                        2.1%            1.4%            1.3%
Return on Equity                     19.8%           23.9%           22.6%
Earnings Growth Rate                  9.0%           14.3            14.5%
Foreign Holdings                      8.0%            1.3%            0.0%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
FIXED INCOME CHARACTERISTICS
                                                   LEHMAN           LEHMAN
                                   PORTFOLIO        INDEX*          INDEX**
--------------------------------------------------------------------------------
Number of Bonds                         108           2,450            6,759
Yield to Maturity                       6.2%            5.8%             5.7%
Average Coupon                          6.9%            6.7%             6.6%
Average Maturity                  9.3 years       9.3 years        8.1 years
Average Quality                         Aa3             Aa3              Aaa
Average Duration                  5.5 years       5.2 years        4.5 years
--------------------------------------------------------------------------------


------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF BONDS)
Treasury/Agency+                   18.2%
Aaa                                 5.3
Aa                                 17.1
A                                  36.4
Baa                                22.1
Ba                                  0.9
B                                   0.0
Not Rated                           0.0
------------------------------------------------
Total                             100.0%
------------------------------------------------


------------------------------------------------
EQUITY INVESTMENT FOCUS
MARKET CAP              Large
STYLE                   Value


------------------------------------------------
FIXED INCOME INVESTMENT FOCUS
CREDIT QUALITY          Investment-Grade Corporate
AVERAGE MATURITY        Medium

---------------------------------------------------------
DISTRIBUTION BY ISSUER (% of bonds)
Asset-Backed                                     1.0%
Commercial Mortgage-Backed                       1.9
Finance                                         26.0
Foreign                                          3.3
Government Mortgage-Backed                       9.5
Industrial                                      34.3
Treasury/Agency                                  8.7
Utilities                                       15.3
---------------------------------------------------------
Total                                          100.0%
---------------------------------------------------------



 *Lehman Credit A or Better Index.
**Lehman Aggregate Bond Index.
 +Includes government mortgage-backed bonds.

PORTFOLIO PROFILE                                       AS OF DECEMBER 31, 2001
   for Equity Income Portfolio


This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the portfolio and a broad market index. Key terms are defined on pages 32-33.


--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                        BEST      WILSHIRE
                                         PORTFOLIO      FIT*        5000
--------------------------------------------------------------------------------

Number of Stocks                              105         702       6,054
Median Market Cap                         $ 64.2B     $ 30.3B     $ 33.4B
Price/Earnings Ratio                        22.7x       22.2x       30.7x
Price/Book Ratio                             3.2x        2.5x        3.3x
Yield                                        2.2%        2.0%        1.3%
Return on Equity                            23.7%       20.4%       22.6%
Earnings Growth Rate                         8.9%       10.3%       14.5%
Foreign Holdings                             7.0%        0.0%        0.0%
Turnover Rate                                  0%          -            -
Expense Ratio                             0.32%**          -            -
Cash Investments                             3.2%          -            -
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                          BEST                    WILSHIRE
                           PORTFOLIO      FIT*      PORTFOLIO       5000
--------------------------------------------------------------------------------
R-Squared                    0.82         1.00         0.10         1.00
Beta                         0.83         1.00         0.27         1.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
                                                          BEST         WILSHIRE
                                          PORTFOLIO       FIT*           5000
--------------------------------------------------------------------------------
Auto & Transportation                        3.0%          3.4%          2.0%
Consumer Discretionary                       7.0          10.7          14.8
Consumer Staples                            12.8           6.4           6.4
Financial Services                          20.3          31.4          20.3
Health Care                                 15.3           5.5          14.2
Integrated Oils                             13.8           8.4           3.5
Other Energy                                 0.9           1.4           2.1
Materials & Processing                       4.5           5.3           3.3
Producer Durables                            3.0           3.9           3.4
Technology                                   0.0           6.2          16.6
Utilities                                   15.1          15.3           8.1
Other                                        4.3           2.1           5.3
--------------------------------------------------------------------------------

----------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
Exxon Mobil Corp.                                   4.5%
  (oil)

Verizon Communications                              4.2
  (telecommunications)

ChevronTexaco Corp.                                 3.3
  (oil)

BP PLC ADR                                          3.2
  (oil)

Bristol-Myers Squibb Co.                            3.0
  (pharmaceuticals)

SBC Communications Inc.                             2.8
  (telecommunications)

Bank of America Corp.                               2.8
  (banking)

Merck & Co., Inc.                                   2.5
  (pharmaceuticals)

American Home Products Corp.                        2.3
  (pharmaceuticals)

Philip Morris Cos., Inc.                            2.3
  (tobacco)
----------------------------------------------------------
Top Ten                                            30.9%
----------------------------------------------------------


----------------------------------------------------------
INVESTMENT FOCUS

MARKET CAP              Large
STYLE                   Value



                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.


 *Russell 1000 Value Index.
**Annualized.

PORTFOLIO PROFILE                                        AS OF DECEMBER 31, 2001
   for Diversified Value Portfolio

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the portfolio and a broad market index. Key terms are defined on pages 32-33.


--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                        BEST     WILSHIRE
                                        PORTFOLIO       FIT*      5000
--------------------------------------------------------------------------------
Number of Stocks                             46          354       6,054
Median Market Cap                         $13.2B      $31.0B      $33.4B
Price/Earnings Ratio                       19.3x       23.3x       30.7x
Price/Book Ratio                            2.2x        2.4x        3.3x
Yield                                       2.1%        2.0%        1.3%
Return on Equity                           17.7%       18.7%       22.6%
Earnings Growth Rate                        9.9%        9.0%       14.5%
Foreign Holdings                            4.1%        0.0%        0.0%
Turnover Rate                                 4%          -           -
Expense Ratio                              0.48%**        -           -
Cash Investments                            3.8%          -           -
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
                                                               BEST        WILSHIRE
                                              PORTFOLIO        FIT*          5000
--------------------------------------------------------------------------------------
Auto & Transportation                             0.0%          3.3%          2.0%
Consumer Discretionary                           20.1          12.1          14.8
Consumer Staples                                  5.5           1.6           6.4
Financial Services                               26.9          30.7          20.3
Health Care                                       2.6           1.9          14.2
Integrated Oils                                   8.0          10.4           3.5
Other Energy                                      7.6           3.1           2.1
Materials & Processing                            5.1           5.4           3.3
Producer Durables                                 4.6           4.7           3.4
Technology                                        0.0           6.9          16.6
Utilities                                        16.0          16.1           8.1
Other                                             3.6           3.8           5.3
--------------------------------------------------------------------------------------

--------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
Lyondell Chemical Co.                          3.2%
  (chemicals)

Sears, Roebuck & Co.                           3.2
  (retail)

J.P. Morgan Chase & Co.                        3.1
  (banking)

Williams Cos., Inc.                            3.1
  (gas utilities)

Entergy Corp.                                  3.1
  (electric utilities)

Bank of America Corp.                          3.0
  (banking)

Citigroup, Inc.                                3.0
  (financial services)

MGIC Investment Corp.                          3.0
  (insurance)

Cendant Corp.                                  3.0
  (commercial services)

Philip Morris Cos., Inc.                       3.0
  (tobacco)
--------------------------------------------------------
Top Ten                                       30.7%
--------------------------------------------------------


--------------------------------------------------------
INVESTMENT FOCUS

MARKET CAP               Large
STYLE                    Value


 *S&P 500/Barra Value Index.
**Annualized.

PORTFOLIO PROFILE                                        AS OF DECEMBER 31, 2001
   for Equity Index Portfolio

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate to its unmanaged target index and a broader market index. Key terms are defined on pages 32-33.


--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                               TARGET   WILSHIRE
                                                 PORTFOLIO     INDEX*     5000
--------------------------------------------------------------------------------
Number of Stocks                                    505         500    6,054
Median Market Cap                                  61.4B      $61.4B  $ 33.4B
Price/Earnings Ratio                               29.0x       29.0x    30.7x
Price/Book Ratio                                    3.7x        3.7x     3.3x
Yield                                               1.2%        1.4%     1.3%
Return on Equity                                   23.9%       23.9%     2.6%
Earnings Growth Rate                               14.3%       14.3%    14.5%
Foreign Holdings                                    1.3%        1.3%     0.0%
Turnover Rate                                         3%          -        -
Expense Ratio                                      0.18%**        -        -
Cash Investments                                    0.0%          -        -
--------------------------------------------------------------------------------

-----------------------------------------------------------------------
VOLATILITY MEASURES
                                      TARGET      WILSHIRE
                        PORTFOLIO     INDEX*     PORTFOLIO       5000
-----------------------------------------------------------------------
R-Squared                 1.00         1.00         0.93         1.00
Beta                      1.00         1.00         0.91         1.00
-----------------------------------------------------------------------




--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
                                                    TARGET       WILSHIRE
                                     PORTFOLIO       INDEX*        5000
--------------------------------------------------------------------------------
Auto & Transportation                   1.8%          1.8%          2.0%
Consumer Discretionary                 13.1          13.1          14.8
Consumer Staples                        7.4           7.4           6.4
Financial Services                     19.1          19.1          20.3
Health Care                            14.2          14.2          14.2
Integrated Oils                         5.2           5.2           3.5
Other Energy                            1.6           1.6           2.1
Materials & Processing                  2.9           2.9           3.3
Producer Durables                       3.0           3.0           3.4
Technology                             17.0          17.0          16.6
Utilities                               8.5           8.5           8.1
Other                                   6.2           6.2           5.3
--------------------------------------------------------------------------------

-----------------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
General Electric Co.                                      3.8%
  (conglomerate)

Microsoft Corp.                                           3.4
  (software)

Exxon Mobil Corp.                                         2.6
  (oil)

Citigroup, Inc.                                           2.5
  (financial services)

Wal-Mart Stores, Inc.                                     2.4
  (retail)

Pfizer, Inc.                                              2.4
  (pharmaceuticals)

Intel Corp.                                               2.0
  (computer hardware)

International Business Machines Corp.                     2.0
  (computer technology)

American International Group, Inc.                        2.0
  (insurance)

Johnson & Johnson                                         1.7
  (pharmaceuticals)
-----------------------------------------------------------------
Top Ten                                                  24.8%
-----------------------------------------------------------------



--------------------------------------------------
INVESTMENT FOCUS

MARKET CAP             Large
STYLE                  Blend


                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.


 *S&P 500 Index.
**Annualized.

PORTFOLIO PROFILE                                        AS OF DECEMBER 31, 2001
   for Mid-Cap Index Portfolio

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate to its unmanaged target index and a broader market index. Key terms are defined on pages 32-33.


-------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                              TARGET    WILSHIRE
                                                  PORTFOLIO    INDEX*      5000
--------------------------------------------------------------------------------
Number of Stocks                                      405       400        6,054
Median Market Cap                                    $2.6B     $2.6B      $33.4B
Price/Earnings Ratio                                 27.2x     27.2x       30.7x
Price/Book Ratio                                      2.5x      2.5x        3.3x
Yield                                                 0.8%      1.1%        1.3%
Return on Equity                                     16.6%     16.6%       22.6%
Earnings Growth Rate                                 14.1%     14.1%       14.5%
Foreign Holdings                                      0.4%      0.4%        0.0%
Turnover Rate                                           9%        -           -
Expense Ratio                                        0.30%**      -           -
Cash Investments                                      0.0%        -           -
--------------------------------------------------------------------------------


-------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
                                                TARGET       WILSHIRE
                                 PORTFOLIO       INDEX*        5000
-------------------------------------------------------------------------
Auto & Transportation               3.1%          3.1%          2.0%
Consumer Discretionary             15.3          15.5          14.8
Consumer Staples                    4.3           4.4           6.4
Financial Services                 24.0          23.8          20.3
Health Care                        12.0          12.3          14.2
Integrated Oils                     0.4           0.5           3.5
Other Energy                        5.4           5.4           2.1
Materials & Processing              6.5           6.5           3.3
Producer Durables                   4.3           5.6           3.4
Technology                         14.4          13.0          16.6
Utilities                           8.1           8.1           8.1
Other                               2.2           1.8           5.3
--------------------------------------------------------------------------

---------------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
IDEC Pharmaceuticals Corp.                               1.2%
  (biotechnology)

Electronic Arts Inc.                                     1.0
  (computer software/services)

SunGard Data Systems, Inc.                               1.0
  (computer software/services)

M & T Bank Corp.                                         0.8
  (banking)

Quest Diagnostics, Inc.                                  0.8
  (health care)

Marshall & Ilsley Corp.                                  0.8
  (banking)

Affiliated Computer Services, Inc.
  Class A                                                0.8
  (computer software/services)

Gilead Sciences, Inc.                                    0.7
  (pharmaceuticals)

DST Systems, Inc.                                        0.7
  (computer software/services)

SPX Corp.                                                0.7
  (manufacturing)
---------------------------------------------------------------
Top Ten                                                  8.5%
---------------------------------------------------------------


-----------------------------------------------
INVESTMENT FOCUS

MARKET CAP             Medium
STYLE                  Blend


 *S&P MidCap 400 Index.
**Annualized.

PORTFOLIO PROFILE                                        AS OF DECEMBER 31, 2001
     for Growth Portfolio

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the portfolio and a broad market index. Key terms are defined on pages 32-33.



--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                                 BEST   WILSHIRE
                                                   PORTFOLIO     FIT*     5000
--------------------------------------------------------------------------------

Number of Stocks                                       49        543      6,054
Median Market Cap                                  $116.0B     $81.0B    $33.4B
Price/Earnings Ratio                                 46.1x      41.7x     30.7x
Price/Book Ratio                                      4.1x       6.1x      3.3x
Yield                                                 0.2%       0.7%      1.3%
Return on Equity                                     24.1%      27.0%     22.6%
Earnings Growth Rate                                 19.0%      19.5%     14.5%
Foreign Holdings                                      5.0%       0.0%      0.0%
Turnover Rate                                          12%         -         -
Expense Ratio                                        0.39%**       -         -
Cash Investments                                      1.5%         -         -
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                   BEST                    WILSHIRE
                     PORTFOLIO     FIT*       PORTFOLIO      5000
--------------------------------------------------------------------------------
R-Squared             0.94         1.00         0.88         1.00
Beta                  1.10         1.00         1.52         1.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
                                                          BEST        WILSHIRE
                                          PORTFOLIO       FIT*         5000
--------------------------------------------------------------------------------
Auto & Transportation                       0.0%          0.7%          2.0%
Consumer Discretionary                     14.3          15.0          14.8
Consumer Staples                            3.0           6.9           6.4
Financial Services                         14.5          10.0          20.3
Health Care                                19.4          24.9          14.2
Integrated Oils                             0.0           0.1           3.5
Other Energy                                2.4           1.9           2.1
Materials & Processing                      0.0           0.5           3.3
Producer Durables                           3.7           2.4           3.4
Technology                                 23.0          27.6          16.6
Utilities                                   8.2           2.3           8.1
Other                                      11.5           7.7           5.3
--------------------------------------------------------------------------------

----------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
General Electric Co.                                6.9%
  (conglomerate)

Pfizer, Inc.                                        5.9
  (pharmaceuticals)

Citigroup, Inc.                                     4.8
  (financial services)

Microsoft Corp.                                     4.7
  (software)

Home Depot, Inc.                                    4.4
  (retail)

Tyco International Ltd.                             4.3
  (diversified services)

American International Group, Inc.                  4.2
  (insurance)

AT&T Wireless Services Inc.                         3.5
  (telecommunications)

Cardinal Health, Inc.                               3.3
  (pharmaceuticals)

Liberty Media Corp.                                 3.2
  (media)
----------------------------------------------------------
Top Ten                                            45.2%
----------------------------------------------------------




--------------------------------------------
INVESTMENT FOCUS

MARKET CAP            Large
STYLE                 Growth


                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.


 *Russell 1000 Growth Index.
**Annualized.

--------------------------------------------------------------------------------
PORTFOLIO PROFILE                                        AS OF DECEMBER 31, 2001
   for Small Company Growth Portfolio

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the portfolio and a broad market index. Key terms are defined on pages 32-33.

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                        BEST      WILSHIRE
                                           PORTFOLIO    FIT*        5000
--------------------------------------------------------------------------------
Number of Stocks                               547      1,248       6,054
Median Market Cap                            $0.9B      $0.8B      $33.4B
Price/Earnings Ratio                         65.8x      83.9x       30.7x
Price/Book Ratio                              2.7x       3.3x        3.3x
Yield                                         0.2%       0.4%        1.3%
Return on Equity                             13.3%      15.6%       22.6%
Earnings Growth Rate                         17.1%      20.8%       14.5%
Foreign Holdings                              1.2%       0.0%        0.0%
Turnover Rate                                  16%         -           -
Expense Ratio                                0.51%**       -           -
Cash Investments                             7.4%          -           -
--------------------------------------------------------------------------------

------------------------------------------------------------------------
VOLATILITY MEASURES
                                      BEST                    WILSHIRE
                       PORTFOLIO      FIT*       PORTFOLIO      5000
------------------------------------------------------------------------
R-Squared                0.89         1.00         0.46         1.00
Beta                     0.89         1.00         1.23         1.00
------------------------------------------------------------------------


--------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% of common stocks)
                                                    BEST       WILSHIRE
                                    PORTFOLIO       FIT*         5000
--------------------------------------------------------------------------
Auto & Transportation                 6.0%          1.9%          2.0%
Consumer Discretionary               22.8          20.6          14.8
Consumer Staples                      0.7           1.9           6.4
Financial Services                    9.4           9.8          20.3
Health Care                          25.1          23.0          14.2
Integrated Oils                       0.0           0.0           3.5
Other Energy                          2.7           4.5           2.1
Materials & Processing                3.7           3.5           3.3
Producer Durables                     8.2          10.0           3.4
Technology                           19.4          21.8          16.6
Utilities                             1.1           2.3           8.1
Other                                 0.9           0.7           5.3
--------------------------------------------------------------------------

---------------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

DENTSPLY International Inc.                              2.0%
  (medical)

Mettler-Toledo International Inc.                        1.8
  (electronics)

Jefferies Group, Inc.                                    1.5
  (securities brokers & services)

Henry Schein, Inc.                                       1.2
  (medical)

Palm Harbor Homes, Inc.                                  1.2
  (manufactured buildings)

Bally Total Fitness Holding Corp.                        1.1
  (leisure)

Insight Communications Co., Inc.                         1.0
  (cable television)

PETsMART, Inc.                                           1.0
  (retail)

Pier 1 Imports Inc.                                      1.0
  (retail)

FLIR Systems, Inc.                                       1.0
  (electronics)

----------------------------------------------------------------
Top Ten                                                 12.8%
----------------------------------------------------------------

INVESTMENT FOCUS
-----------------------------------------
STYLE          Growth
MARKET CAP     Small

 *Russell 2000 Growth Index.
**Annualized.

PORTFOLIO PROFILE                                       AS OF DECEMBER 31, 2001
   for International Portfolio

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate to an unmanaged market index. Key terms are defined on pages 32-33.


------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                        MSCI
                                      PORTFOLIO         EAFE
-----------------------------------------------------------------
Number of Stocks                         114            1,023
Turnover Rate                             11%               -
Expense Ratio                           0.43%*              -
Cash Investments                         4.2%               -
-----------------------------------------------------------------

---------------------------------------------------------------
VOLATILITY MEASURES
                                              MSCI
                         PORTFOLIO            EAFE
---------------------------------------------------------------
R-Squared                  0.89               1.00
Beta                       1.01               1.00
---------------------------------------------------------------

(Country Diversification table is on the next page.)

-----------------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
ING Groep NV                                            6.1%
  (insurance)

Vivendi Universal SA                                    3.7
  (media)

Samsung Electronics Co. Ltd.                            3.2
  (electronics)

HBOS PLC                                                2.8
  (banking)

Vodafone Group PLC                                      2.8
  (cellular telecommunications)

Suez SA                                                 2.7
  (utilities)

AstraZeneca Group PLC                                   2.4
  (pharmaceuticals)

L'Air Liquide SA (Registered)                           1.8
  (chemicals)

Standard Chartered PLC                                  1.8
  (banking)

Bank of Ireland                                         1.8
  (banking)
---------------------------------------------------------------
Top Ten                                                29.1%
---------------------------------------------------------------

-----------------------------
ALLOCATION BY REGION
Europe                 73%
Emerging Markets        6%
Pacific                21%

                                            [COMPUTER GRAHPIC] VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

*Annualized.

------------------------------------------------------------
COUNTRY DIVERSIFICATION (% OF COMMON STOCKS)
                                                    MSCI
                               PORTFOLIO            EAFE
------------------------------------------------------------
EUROPE
United Kingdom                  24.1%              28.1%
France                          18.8                9.6
Netherlands                     11.4                5.9
Switzerland                      4.3                7.7
Ireland                          3.0                0.9
Sweden                           2.9                2.2
Italy                            2.8                3.6
Germany                          1.9                7.1
Spain                            1.6                3.2
Finland                          1.1                2.5
Belgium                          0.8                1.0
Austria                          0.0                0.1
Denmark                          0.0                0.7
Greece                           0.0                0.4
Norway                           0.0                0.5
Portugal                         0.0                0.4
------------------------------------------------------------
Subtotal                        72.7%              73.9%
------------------------------------------------------------
PACIFIC
Japan                           15.5%              19.5%
Hong Kong                        3.5                1.7
Singapore                        2.7                0.8
Australia                        0.0                4.0
New Zealand                      0.0                0.1
------------------------------------------------------------
Subtotal                        21.7%              26.1%
------------------------------------------------------------
EMERGING MARKETS
South Korea                      3.3%                 -
Taiwan                           2.3                  -
China                            0.0                  -
------------------------------------------------------------
Subtotal                         5.6%                 -
------------------------------------------------------------
Total                          100.0%             100.0%
------------------------------------------------------------

PORTFOLIO PROFILE                                        AS OF DECEMBER 31, 2001
   for REIT Index Portfolio

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate to an unmanaged market index. Key terms are defined on pages 32-33.

----------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                          WILSHIRE
                                      PORTFOLIO              5000
----------------------------------------------------------------------
Number of Stocks                             107             6,054
Median Market Cap                          $2.2B            $33.4B
Price/Earnings Ratio                       17.1x             30.7x
Price/Book Ratio                            1.5x              3.3x
Dividend Yield                              6.7%*             1.3%
Return on Equity                           11.6%             22.6%
Earnings Growth Rate                       12.0%             14.5%
Foreign Holdings                            0.0%              0.0%
Turnover Rate                                 3%                -
Expense Ratio                              0.39%**              -
Cash Investments                            2.2%                -
----------------------------------------------------------------------

-------------------------------------------
PORTFOLIO ALLOCATION BY REIT TYPE
Apartments                        24.6%
Office                            23.4
Retail                            20.1
Industrial                        14.0
Diversified                       12.5
Hotels                             5.4
--------------------------------------------
Total                            100.0%
--------------------------------------------

----------------------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Equity Office Properties Trust REIT                          9.3%

Equity Residential Properties Trust REIT                     5.8

Simon Property Group, Inc. REIT                              3.8

Archstone-Smith Trust REIT                                   3.4

Vornado Realty Trust REIT                                    3.0

Public Storage, Inc. REIT                                    2.8

ProLogis Trust REIT                                          2.8

Boston Properties, Inc. REIT                                 2.6

Apartment Investment &
Management Co. Class A REIT                                  2.5

Avalonbay Communities, Inc. REIT                             2.4
----------------------------------------------------------------------
Top Ten                                                     38.4%
----------------------------------------------------------------------

INVESTMENT FOCUS
-----------------------------------------
STYLE          Value
MARKET CAP     Small

                                            [COMPUTER GRAPHIC] VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.


*This dividend yield includes some payments that represent a return of capital by underlying REITs. The amount of such return of capital is determined by each REIT only after its fiscal year-end.
**Annualized.

GLOSSARY of INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the securities held by a portfolio. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of a benchmark. The portfolio is compared with an overall market index and, where appropriate, with its "best fit" or target index. Each index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock or bond investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a portfolio.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a portfolio's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the market in general. The portfolio is compared with an overall market index and, where appropriate, with its "best fit" or target index. If a portfolio's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the portfolio's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the portfolio's trading activity. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                      AS OF DECEMBER 31, 2001
     for Balanced Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

------------------------------------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                                                   DECEMBER 31, 1991-DECEMBER 31, 2001

                          Balanced                 Average             Composite Stock/Bond          S&P 500
                         Portfolio              Balanced Fund                Index                   Index
 199112                  $ 10000                  $ 10000                  $ 10000                  $ 10000
 199203                     9793                     9880                     9774                     9747
 199206                    10138                     9969                    10045                     9933
 199209                    10430                    10292                    10426                    10246
 199212                    10718                    10711                    10803                    10762
 199303                    11271                    11145                    11307                    11232
 199306                    11579                    11313                    11484                    11287
 199309                    11900                    11710                    11855                    11578
 199312                    12130                    11859                    12004                    11847
 199403                    11645                    11479                    11516                    11397
 199406                    11819                    11338                    11451                    11445
 199409                    12218                    11677                    11811                    12005
 199412                    12057                    11560                    11865                    12003
 199503                    13049                    12264                    12896                    13172
 199506                    14164                    13151                    14098                    14429
 199509                    15108                    13895                    14953                    15576
 199512                    15967                    14472                    15866                    16514
 199603                    16505                    14848                    16151                    17400
 199606                    16732                    15192                    16636                    18181
 199609                    17413                    15626                    17084                    18743
 199612                    18559                    16464                    18259                    20305
 199703                    18658                    16443                    18438                    20849
 199706                    20909                    18140                    20851                    24489
 199709                    22219                    19381                    22249                    26324
 199712                    22852                    19592                    23055                    27079
 199803                    24639                    21068                    25242                    30857
 199806                    24881                    21328                    26115                    31876
 199809                    23833                    20013                    24812                    28705
 199812                    25603                    22233                    28279                    34818
 199903                    25603                    22431                    28883                    36553
 199906                    27521                    23456                    29882                    39130
 199909                    26083                    22527                    28632                    36686
 199912                    26710                    24165                    31279                    42145
 200003                    26319                    24775                    32021                    43111
 200006                    26400                    24488                    31557                    41966
 200009                    27624                    25075                    31689                    41560
 200012                    29477                    24527                    30540                    38308
 200103                    29441                    23225                    28673                    33766
 200106                    30492                    23932                    29866                    35742
 200109                    28770                    22138                    27292                    30496
 200112                    30782                    23451                    29330                    33755


                                       AVERAGE ANNUAL TOTAL RETURNS
                                      PERIODS ENDED DECEMBER 31, 2001
                                      -------------------------------
                                                                        FINAL VALUE
                                      ONE          FIVE       TEN       OF A $10,000
                                      YEAR         YEARS      YEARS      INVESTMENT
--------------------------------------------------------------------------------------
Balanced Portfolio                    4.43%       10.65%          11     $ 30,782
Average Balanced Fund*               -4.39         7.33         8.90       23,451
Composite Stock/Bond Index**         -4.11         9.94        11.36       29,330
S&P 500 Index                       -11.89        10.70        12.94       33,755
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                 DECEMBER 31, 1991-DECEMBER 31, 2001

Fiscal            Balanced       Composite Stock/
 Year            Portfolio         Bond Index**
1992                 7.2                 8
1993                13.2              11.1
1994                -0.6              -1.2
1995                32.4              33.7
1996                16.2              15.1
1997                23.1              26.3
1998                12                22.7
1999                 4.3              10.6
2000                10.4              -2.2
2001                 4.4              -4.1


 *Derived from data provided by Lipper Inc.
**65% S&P 500 Index; 35% Lehman Long Credit AA or Better Bond Index through
  March 31, 2000; 35% Lehman Credit A or Better Index thereafter.
Note: See Financial Highlights table on page 57 for dividend and capital gains information.

PERFORMANCE SUMMARY                                      AS OF DECEMBER 31, 2001
   for Equity Income Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.


-------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                           JUNE 7, 1993-DECEMBER 31, 2001


             Equity Income      Average Equity      Russell 1000         Wilshire         S&P 500
                Portfolio         Income Fund        Value Index        5000 Index         Index
6/7/93           $ 10000           $ 10000           $ 10000           $ 10000           $ 10000
199306             10090             10090             10090             10114             10048
199309             10681             10522             10588             10523             10308
199312             10521             10697             10559             10715             10547
199403              9862             10298             10190             10315             10147
199406             10046             10394             10254             10235             10190
199409             10506             10788             10516             10791             10688
199412             10390             10521             10349             10708             10686
199503             11432             11331             11333             11675             11727
199506             12118             12124             12348             12765             12846
199509             13205             12969             13427             13932             13867
199512             14432             13741             14318             14611             14702
199603             14827             14335             15129             15432             15491
199606             15476             14798             15389             16112             16186
199609             15722             15191             15837             16568             16686
199612             17129             16344             17417             17710             18077
199703             17763             16573             17863             17825             18562
199706             20109             18718             20496             20836             21803
199709             21705             20294             22537             22868             23436
199712             23019             20765             23544             23252             24109
199803             25410             22853             26289             26336             27472
199806             25066             22613             26406             26849             28379
199809             24135             20345             23347             23619             25556
199812             27076             23003             27224             28700             30999
199903             26748             22841             27614             29783             32543
199906             29133             24992             30728             32108             34837
199909             26634             22845             27717             29984             32661
199912             26396             23771             29224             35462             37521
200003             25667             23536             29364             36815             38382
200006             25641             23317             27988             35165             37362
200009             27450             24711             30188             35223             37000
200012             29398             25381             31274             31584             34105
200103             27993             23851             29443             27687             30062
200106             28853             24975             30880             29756             31821
200109             27663             22426             27498             25025             27150
200112             28366             23947             29525             28121             30139


                              AVERAGE ANNUAL TOTAL RETURNS
                             PERIODS ENDED DECEMBER 31, 2001
                             -------------------------------
                                                             FINAL VALUE
                                ONE      FIVE      SINCE     OF A $10,000
                               YEAR      YEARS   INCEPTION*  INVESTMENT
----------------------------------------------------------------------------
Equity Income Portfolio        -3.51%    10.61%     12.94%    $28,366
Average Equity Income Fund**   -5.65      7.94      10.73      23,947
Russell 1000 Value Index       -5.59     11.13      13.47      29,525
Wilshire 5000 Index           -10.96      9.69      12.83      28,121
S&P 500 Index                 -11.89     10.70      13.74      30,139
----------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                 JUNE 7, 1993-DECEMBER 31, 2001

                   Equity
                   Income              Russell 1000
Fiscal Year        Portfolio          Value Index
1993               5.2                    5.6
1994              -1.2                   -2
1995              38.9                   38.3
1996              18.7                   21.6
1997              34.4                   35.2
1998              17.6                   15.6
1999              -2.5                    7.3
2000              11.4                      7
2001              -3.5                   -5.6

 *June 7, 1993.

**Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 58 for dividend and capital gains information.

PERFORMANCE SUMMARY                                      AS OF DECEMBER 31, 2001
   for Diversified Value Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

                            [PERFORMANCE LINE GRAPH]

----------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                    FEBRUARY 8, 1999-DECEMBER 31, 2001

                Diversified         Average
                Value               Large-Cap       S&P500          Wilshire     S&P 500
                Portfolio           Value Fund      Barra Value    5000 Index     Index
2/8/99           $ 10000             $ 10000         $ 10000        $ 10000     $ 10000
199903             10240               10435           10285          10293       10498
199906             11170               11327           11396          11097       11238
199909              9310               10366           10344          10363       10536
199912              8692               11304           11272          12256       12104
200003              8712               11419           11299          12724       12382
200006              8874               11221           10813          12153       12053
200009              9978               11465           11766          12173       11936
200012             10954               11454           11958          10916       11002
200103             11172               10973           11177           9569        9698
200106             11814               11657           11670          10284       10265
200109             10520               10053            9894           8649        8646
200112             11037               10688           10462           9719        9604

                                 AVERAGE ANNUAL TOTAL RETURNS
                               PERIODS ENDED DECEMBER 31, 2001
                               -------------------------------
                                                                    FINAL VALUE
                                       ONE            SINCE        OF A $10,000
                                      YEAR        INCEPTION*         INVESTMENT
--------------------------------------------------------------------------------
Diversified Value Portfolio             0.76%        3.47%           $11,037
Average Large-Cap Value Fund**         -6.68         2.33             10,688
S&P 500/Barra Value Index             -11.71         1.57             10,462
Wilshire 5000 Index                   -10.96        -0.98              9,719
S&P 500 Index                         -11.89        -1.51              9,570

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                  FEBRUARY 8, 1999-DECEMBER 31, 2001

                Equity Index            S&P 500
Fiscal Year     Portfolio               Index
1992                7.4                    7.6
1993                9.8                   10.1
1994                1.1                    1.3
1995               37.4                   37.6
1996               22.9                   23
1997               33.2                   33.4
1998               28.7                   28.6
1999               21                     21
2000               -9                     -9.1
2001              -12                    -11.9

*February 8, 1999.

**Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 58 for dividend information.

Performance SUMMARY                                   AS OF DECEMBER 31, 2001
     for Equity Index Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

                            [PERFORMANCE LINE GRAPH]

--------------------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                                   DECEMBER 31, 1991-DECEMBER 31, 2001

                                        Average
                     Equity Index       Large-Cap         Wilshire          S&P 500
                     Portfolio          Core Fund        5000 Index          Index
199112                $ 10000           $ 10000          $ 10000            $ 10000
199203                   9740              9855             9867               9747
199206                   9920              9822             9855               9933
199209                  10226             10089            10157              10246
199212                  10736             10748            10897              10762
199303                  11197             11152            11361              11232
199306                  11244             11225            11446              11287
199309                  11522             11618            11910              11578
199312                  11786             11882            12126              11847
199403                  11328             11477            11674              11397
199406                  11375             11373            11583              11445
199409                  11929             11857            12213              12005
199412                  11920             11727            12119              12003
199503                  13083             12684            13213              13172
199506                  14319             13765            14447              14429
199509                  15450             14785            15767              15576
199512                  16375             15495            16536              16514
199603                  17251             16341            17465              17400
199606                  18019             16986            18234              18181
199609                  18569             17514            18750              18743
199612                  20117             18686            20044              20305
199703                  20642             18856            20173              20849
199706                  24244             21919            23580              24489
199709                  26055             23617            25881              26324
199712                  26790             23964            26315              27079
199803                  30520             27063            29805              30857
199806                  31521             27826            30385              31876
199809                  28391             24693            26730              28705
199812                  34473             30041            32481              34818
199903                  36189             31426            33707              36553
199906                  38720             33494            36338              39130
199909                  36296             31485            33934              36686
199912                  41730             36793            40133              42145
200003                  42660             38305            41665              43111
200006                  41544             37240            39797              41966
200009                  41172             37099            39863              41560
200012                  37956             33530            35745              38308
200103                  33445             29188            31334              33766
200106                  35388             30629            33676              35742
200109                  30184             26093            28322              30496
200112                  33400             28853            31826              33755

                                  AVERAGE ANNUAL TOTAL RETURNS
                                 PERIODS ENDED DECEMBER 31, 2001
                                 -------------------------------     FINAL VALUE
                                      ONE        FIVE      TEN      OF A $10,000
                                     YEAR        YEARS    YEARS       INVESTMENT
--------------------------------------------------------------------------------
     Equity Index Portfolio          -12.00%     10.67%    12.82%     $33,400
     Average Large-Cap Core Fund*    -13.76       9.09     11.18       28,853
     Wilshire 5000 Index             -10.96       9.69     12.27       31,826
     S&P 500 Index                   -11.89      10.70     12.94       33,755

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                 DECEMBER 31, 1991-DECEMBER 31, 2001

                   Equity Index       S&P 500
Fiscal Year        Portfolio          Index
1992               7.4                    7.6
1993               9.8                   10.1
1994               1.1                    1.3
1995              37.4                   37.6
1996              22.9                   23
1997              33.2                   33.4
1998              28.7                   28.6
1999              21                     21
2000              -9                     -9.1
2001              -12                   -11.9

*Derived from data provided by Lipper Inc.

Note: See Financial Highlights table on page 59 for dividend and capital gains information.

Performance SUMMARY                                      AS OF DECEMBER 31, 2001
     for Mid-Cap Index Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.


                            [PERFORMANCE LINE GRAPH]

-----------------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                                 FEBRUARY 9, 1999-DECEMBER 31, 2001

            Mid-Cap     Average Mid-       S&P MidCap     Wilshire
            Index       Cap Core Fund      400 Index     5000 Index
2/9/99     $ 10000       $ 10000          $ 10000        $ 10000
199903       10150         10308            10136          10520
199906       11610         11596            11571          11341
199909       10650         11033            10599          10591
199912       12499         14491            12421          12526
200003       14115         16535            13997          13004
200006       13655         15956            13535          12421
200009       15312         16657            15179          12441
200012       14740         15519            14595          11156
200103       13144         14599            13023           9780
200106       14884         16122            14736          10510
200109       12424         13009            12295           8839
200112       14662         14956            14507           9933


                                      AVERAGE ANNUAL TOTAL RETURNS
                                    PERIODS ENDED DECEMBER 31, 2001
                                    -------------------------------      FINAL VALUE
                                        ONE           SINCE              OF A $10,000
                                       YEAR      INCEPTION*                INVESTMENT
-------------------------------------------------------------------------------------
     Mid-Cap Index Portfolio          -0.53%         14.16%            $14,662
     Average Mid-Cap Core Fund**      -3.63          14.94              14,956
     S&P MidCap 400 Index             -0.60          13.74              14,507
     Wilshire 5000 Index             -10.96          -0.23               9,933


--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                  FEBRUARY 9, 1999-DECEMBER 31, 2001

                  Mid-Cap Index      S&P MidCap
Fiscal Year       Portfolio          400 Index
1999               25                24.2
2000               17.9              17.5
2001               -0.5              -0.6



 *February 9, 1999.
**Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 59 for dividend and capital gains information.

Performance SUMMARY                                      AS OF DECEMBER 31, 2001
     for Growth Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.


                            [PERFORMANCE LINE GRAPH]

---------------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                                   JUNE 7, 1993-DECEMBER 31, 2001

                         Average
            Growth       Large-Cap      Russell 1000     Wilshire
            Portfolio    Growth Fund    Growth Index     5000 Index   S&P 500
6/7/93    $ 10000       $ 10000         $ 10000          $ 10000      $ 10000
199306      10160         10160           10160            10114        10048
199309      10260         10658           10310            10523        10308
199312      10601         10893           10709            10715        10547
199403      10279         10499           10237            10315        10147
199406      10349         10195           10133            10235        10190
199409      10863         10808           10912            10791        10688
199412      11056         10675           10994            10708        10686
199503      12083         11471           12040            11675        11727
199506      13365         12788           13224            12765        12846
199509      14341         13922           14425            13932        13867
199512      15293         14172           15081            14611        14702
199603      16367         14927           15891            15432        15491
199606      17545         15692           16902            16112        16186
199609      18327         16290           17511            16568        16686
199612      19407         17083           18569            17710        18077
199703      19549         16958           18668            17825        18562
199706      22863         20044           22199            20836        21803
199709      23598         21921           23867            22868        23436
199712      24577         21865           24230            23252        24109
199803      28402         25132           27901            26336        27472
199806      30485         26552           29168            26849        28379
199809      27696         23701           26518            23619        25556
199812      34593         30187           33608            28700        30999
199903      35944         32732           35745            29783        32543
199906      37052         33869           37120            32108        34837
199909      35250         32674           35761            29984        32661
199912      42352         41685           44752            35462        37521
200003      44616         45197           47941            36815        38382
200006      44693         42794           46647            35165        37362
200009      45208         42584           44138            35223        37000
200012      33876         34911           34717            31584        34105
200103      23302         28207           27461            27687        30062
200106      25053         29652           29773            29756        31821
200109      19300         23945           23994            25025        27150
200112      23093         26899           27626            28121        30139


                                      AVERAGE ANNUAL TOTAL RETURNS
                                     PERIODS ENDED DECEMBER 31, 2001
                                    ---------------------------------      FINAL VALUE
                                        ONE          FIVE       SINCE     OF A $10,000
                                       YEAR         YEARS   INCEPTION*      INVESTMENT
--------------------------------------------------------------------------------------
     Growth Portfolio                   -31.83%      3.54%    10.26%         $23,093
     Average Large-Cap Growth Fund**    -22.95       9.50     12.24           26,899
     Russell 1000 Growth Index          -20.42       8.27     12.59           27,626
     Wilshire 5000 Index                -10.96       9.69     12.83           28,121
     S&P 500 Index                      -11.89      10.70     13.74           30,139



--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                      JUNE 7, 1993-DECEMBER 31, 2001

                Growth      Russell 1000
Fiscal Year     Portfolio   Growth Index
1993                6          7.1
1994                4.3        2.7
1995               38.3       37.2
1996               26.9       23.1
1997               26.6       30.5
1998               40.8       38.7
1999               22.4       33.2
2000              -20        -22.4
2001              -31.8      -20.4


*June 7, 1993.
**Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 60 for dividend and capital gains information.

Performance SUMMARY                                      AS OF DECEMBER 31, 2001
     for Small Company Growth Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.


                            [PERFORMANCE LINE GRAPH]

--------------------------------------------------------------------
CUMULATIVE PERFORMANCE                JUNE 3, 1996-DECEMBER 31, 2001

                                    Average
             Small Company         Small-Cap           Russell 2000      Wilshire
            Growth Portfolio       Growth Fund         Growth Index     5000 Index
6/3/96        $ 10000          $ 10000              $ 10000           $ 10000
199606           9530             9530                 9530              9944
199609           9840             9772                 9449             10225
199612           9751             9723                 9474             10931
199703           8887             8600                 8480             11001
199706          10062            10230                 9969             12859
199709          12021            12054                11655             14114
199712          11045            11130                10701             14351
199803          12385            12475                11972             16254
199806          11448            11975                11284             16570
199809           9604             9207                 8761             14577
199812          11923            11579                10832             17713
199903          10989            11211                10650             18382
199906          13110            12977                12221             19816
199909          13060            13236                11620             18506
199912          19236            18831                15500             21886
200003          22306            21683                16939             22722
200006          22735            20466                15690             21703
200009          23112            20723                15067             21739
200012          22275            17899                12023             19493
200103          20057            14367                10195             17088
200106          23435            16580                12028             18365
200109          18983            12800                 8651             15445
200112          23521            15967                10914             17356



                                         AVERAGE ANNUAL TOTAL RETURNS
                                        PERIODS ENDED DECEMBER 31, 2001
                                        -------------------------------   FINAL VALUE
                                         ONE        FIVE         SINCE   OF A $10,000
                                        YEAR       YEARS    INCEPTION*     INVESTMENT
-------------------------------------------------------------------------------------
Small Company Growth Portfolio           5.59%     19.26%      16.58%       $23,521
Average Small-Cap Growth Fund**        -10.79      10.53        8.75         15,967
Russell 2000 Growth Index               -9.23       2.87        1.58         10,914
Wilshire 5000 Index                    -10.96       9.69       10.39         17,356

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                      JUNE 3, 1996-DECEMBER 31, 2001

               Small
               Company
               Growth          Russell 2000
Fiscal Year    Portfolio       Growth Index
1996             -2.5              -5.3
1997             13.3              12.9
1998              7.9               1.2
1999             61.3              43.1
2000             15.8             -22.4
2001              5.6              -9.2

*June 3, 1996.

**Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 60 for dividend and capital gains information.

Performance SUMMARY                                      AS OF DECEMBER 31, 2001
     for International Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.


                            [PERFORMANCE LINE GRAPH]

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                            JUNE 3, 1994-DECEMBER 31, 2001

                                 Average
             International       International      MSCI EAFE
             Portfolio           Fund               Index
6/3/94         $ 10000              $ 10000          $ 10000
199406            9990                 9990             9990
199409           10310                10303            10000
199412           10159                 9880             9898
199503           10138                 9691            10082
199506           10883                10089            10155
199509           11466                10586            10579
199512           11773                10788            11007
199603           12447                11269            11325
199606           12926                11661            11504
199609           12998                11594            11490
199612           13492                12039            11673
199703           13768                12195            11490
199706           15706                13542            12981
199709           15409                13698            12889
199712           13943                12651            11880
199803           15777                14508            13628
199806           15973                14608            13772
199809           14063                12245            11815
199812           16569                14259            14256
199903           16415                14476            14454
199906           17174                15280            14821
199909           17152                15668            15472
199912           20775                19632            18100
200003           22165                19782            18081
200006           21533                18730            17364
200009           19488                17322            15964
200012           19384                16499            15535
200103           17037                14139            13406
200106           16642                14144            13266
200109           14002                11920            11409
200112           15775                13053            12116


                                       AVERAGE ANNUAL TOTAL RETURNS
                                     PERIODS ENDED DECEMBER 31, 2001
                                     -------------------------------      FINAL VALUE
                                        ONE     FIVE          SINCE      OF A $10,000
                                       YEAR    YEARS     INCEPTION*        INVESTMENT
-------------------------------------------------------------------------------------
     International Portfolio         -18.62%   3.18%        6.20%           $15,775
     Average International Fund**    -21.71    1.51         3.58             13,053
     MSCI EAFE Index+                -22.01    0.75         2.57             12,116


-------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                           JUNE 3, 1994-DECEMBER 31, 2001

                International   MSCI EAFE
Fiscal Year     Portfolio       Index
1994                1.6          -1
1995               15.9          11.2
1996               14.6           6
1997                3.3           1.8
1998               18.8          20
1999               25.4          27
2000               -6.7         -14.2
2001              -18.6         -22


*June 3, 1994.

**Derived from data provided by Lipper Inc.
 +MSCI Provisional Index series returns beginning November 16, 2001.
Note: See Financial Highlights table on page 61 for dividend and capital gains information.

Performance SUMMARY                                      AS OF DECEMBER 31, 2001
     for REIT Index Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.


                            [PERFORMANCE LINE GRAPH]

-------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                       FEBRUARY 9, 1999-DECEMBER 31, 2001

                                                         Morgan
                REIT Index          Average Real         Stanley REIT
                Portfolio           Estate Fund          Index
2/9/99           $ 10000               $ 10000             $ 10000
199903              9750                  9727                9748
199906             10690                 10871               10696
199909              9850                  9871                9849
199912              9770                  9874                9776
200003             10033                 10005               10034
200006             11058                 11100               11056
200009             11898                 12044               11907
200012             12339                 12404               12356
200103             12265                 12161               12300
200106             13571                 13371               13618
200109             13210                 12934               13275
200112             13836                 13497               13919




                                   AVERAGE ANNUAL TOTAL RETURNS
                                  PERIODS ENDED DECEMBER 31, 2001
                                  -------------------------------      FINAL VALUE
                                        ONE          SINCE            OF A $10,000
                                       YEAR     INCEPTION*              INVESTMENT
----------------------------------------------------------------------------------
     REIT Index Portfolio             12.14%        11.89%              $13,836
     Average Real Estate Fund**        8.81         10.93                13,497
     Morgan Stanley REIT Index        12.65         12.12                13,919


------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                      FEBRUARY 9, 1999-DECEMBER 31, 2001

                 REIT               Morgan
                 Index              Stanley REIT
Fiscal Year      Portfolio          Index
1999               -2.3              -2.2
2000               26.3              26.4
2001               12.1              12.6

*February 9, 1999.

**Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 61 for dividend and capital gains information.

FINANCIAL STATEMENTS

        December 31, 2001

The Statement of Net Assets--an integral part of the Financial Statements for each of the Vanguard Variable Insurance Fund Balanced and Stock portfolios--is included as an insert to this report.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by each portfolio during the two most recent reporting periods, and details the operating expenses charged to the portfolio. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the periods.

--------------------------------------------------------------------------------------------------------------------
                                                         BALANCED PORTFOLIO              EQUITY INCOME PORTFOLIO
                                                     -----------------------------   -------------------------------
                                                         OCT. 1 TO      YEAR ENDED       OCT. 1 TO       YEAR ENDED
                                                     DEC. 31, 2001  SEPT. 30, 2001   DEC. 31, 2001   SEPT. 30, 2001
                                                             (000)           (000)           (000)            (000)
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                $ 2,258        $  8,735          $2,107          $ 8,300
  Interest                                                   3,523          14,302              53              350
  Security Lending                                              25              47               4               --
--------------------------------------------------------------------------------------------------------------------
    Total Income                                             5,806          23,084           2,164            8,650
--------------------------------------------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                  147             565              86              343
    Performance Adjustment                                      27              59              --               --
  The Vanguard Group--Note C
    Management and Administrative                              286           1,005             163              682
    Marketing and Distribution                                  19              67               9               40
  Custodian Fees                                                 4              17               1               22
  Auditing Fees                                                 11              11              12               11
  Shareholders' Reports                                          4              18               4               15
  Trustees' Fees and Expenses                                    1               1              --                1
--------------------------------------------------------------------------------------------------------------------
    Total Expenses                                             499           1,743             275            1,114
    Expenses Paid Indirectly--Note D                            (5)             (2)             --               --
--------------------------------------------------------------------------------------------------------------------
    Net Expenses                                               494           1,741             275            1,114
--------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                        5,312          21,343           1,889            7,536
--------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                (2,770)         26,378             271            1,423
  Futures Contracts                                             --              --              --               --
  Foreign Currencies and Forward Currency Contracts             --              --              --               --
--------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                    (2,770)         26,378             271            1,423
--------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)
  Investment Securities                                     42,203         (32,360)          6,381           (7,291)
  Futures Contracts                                             --              --              --               --
  Foreign Currencies and Forward Currency Contracts             --              --              --               --
--------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)                                            42,203         (32,360)          6,381           (7,291)
--------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                $44,745        $ 15,361          $8,541          $ 1,668
====================================================================================================================

------------------------------------------------------------------------------------------------------------------------------
                                                                   DIVERSIFIED                         EQUITY INDEX
                                                                 VALUE PORTFOLIO                         PORTFOLIO
                                                        -------------------------------      ---------------------------------
                                                            OCT. 1 TO        YEAR ENDED          OCT. 1 TO         YEAR ENDED
                                                        DEC. 31, 2001    SEPT. 30, 2001      DEC. 31, 2001     SEPT. 30, 2001
                                                                (000)             (000)              (000)              (000)
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                 $   1,025         $   2,490          $   4,213          $  16,443
  Interest                                                         39               458                 31                612
  Security Lending                                                  1                 1                  1                  4
------------------------------------------------------------------------------------------------------------------------------
    Total Income                                                1,065             2,949              4,245             17,059
------------------------------------------------------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                      52               147                  4                 19
    Performance Adjustment                                          5                (3)                --                 --
  The Vanguard Group--Note C
    Management and Administrative                                 128               331                447              2,015
    Marketing and Distribution                                      5                12                 36                160
  Custodian Fees                                                    2                 3                 21                 61
  Auditing Fees                                                    12                11                 12                 11
  Shareholders' Reports                                             1                 3                  9                 35
  Trustees' Fees and Expenses                                      --                --                 --                  2
------------------------------------------------------------------------------------------------------------------------------
    Total Expenses                                                205               504                529              2,303
    Expenses Paid Indirectly--Note D                               --                --                 --                 --
------------------------------------------------------------------------------------------------------------------------------
    Net Expenses                                                  205               504                529              2,303
------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                             860             2,445              3,716             14,756
------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                      909             2,536             15,227             59,887
  Futures Contracts                                                --                --                486             (4,237)
  Foreign Currencies and Forward Currency Contracts                --                --                 --                 --
------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                          909             2,536             15,713             55,650
------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)
  Investment Securities                                         6,281           (12,365)            98,326           (476,368)
  Futures Contracts                                                --                --               (146)               353
  Foreign Currencies and Forward Currency Contracts                --                --                 --                 --
------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)                                                6,281           (12,365)            98,180           (476,015)
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                 $   8,050         $  (7,384)         $ 117,609          $(405,609)
==============================================================================================================================

-------------------------------------------------------------------------------------------------------------------------------
                                                                     MID-CAP                                GROWTH
                                                                 INDEX PORTFOLIO                           PORTFOLIO
                                                        --------------------------------      ---------------------------------
                                                            OCT. 1 TO         YEAR ENDED          OCT. 1 TO         YEAR ENDED
                                                        DEC. 31, 2001     SEPT. 30, 2001      DEC. 31, 2001     SEPT. 30, 2001
                                                                (000)              (000)              (000)              (000)
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                 $     647          $   2,306          $     838          $   3,444
  Interest                                                          3                 50                 61                771
  Security Lending                                                  3                 16                 --                 23
-------------------------------------------------------------------------------------------------------------------------------
    Total Income                                                  653              2,372                899              4,238
-------------------------------------------------------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                       4                 19                174              1,130
    Performance Adjustment                                         --                 --                 --                 --
  The Vanguard Group--Note C
    Management and Administrative                                 135                499                342              1,431
    Marketing and Distribution                                      7                 26                 18                108
  Custodian Fees                                                   14                 76                  6                 21
  Auditing Fees                                                    12                 11                 11                 11
  Shareholders' Reports                                             2                  8                  9                 32
  Trustees' Fees and Expenses                                      --                 --                 --                  2
-------------------------------------------------------------------------------------------------------------------------------
    Total Expenses                                                174                639                560              2,735
    Expenses Paid Indirectly--Note D                               --                 --                (68)                (1)
-------------------------------------------------------------------------------------------------------------------------------
    Net Expenses                                                  174                639                492              2,734
-------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                             479              1,733                407              1,504
-------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                    2,244             13,096             (4,730)          (176,027)
  Futures Contracts                                                26               (144)                30               (843)
  Foreign Currencies and Forward Currency Contracts                --                 --                 --                 --
-------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                        2,270             12,952             (4,700)          (176,870)
-------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)
  Investment Securities                                        34,797            (61,630)           102,087           (552,672)
  Futures Contracts                                                (6)                17                 --                 --
  Foreign Currencies and Forward Currency Contracts                --                 --                 --                 --
-------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)                                               34,791            (61,613)           102,087           (552,672)
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                 $  37,540          $ (46,928)         $  97,794          $(728,038)
===============================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                                                        SMALL COMPANY                      INTERNATIONAL
                                                                       GROWTH PORTFOLIO                      PORTFOLIO
                                                                -----------------------------    -------------------------------
                                                                    OCT. 1 TO      YEAR ENDED        OCT. 1 TO       YEAR ENDED
                                                                DEC. 31, 2001  SEPT. 30, 2001    DEC. 31, 2001   SEPT. 30, 2001
                                                                        (000)           (000)            (000)            (000)
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                                        $     593       $   2,715        $     268        $   4,931
  Interest                                                                221           2,463               60              644
  Security Lending                                                         50             320               17              140
--------------------------------------------------------------------------------------------------------------------------------
    Total Income                                                          864           5,498              345            5,715
--------------------------------------------------------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                             186             669               80              381
    Performance Adjustment                                                 45             224               19               57
  The Vanguard Group--Note C
    Management and Administrative                                         289           1,272              112              628
    Marketing and Distribution                                             13              50                8               38
  Custodian Fees                                                           16              27               30              187
  Auditing Fees                                                            11              11               14               14
  Shareholders' Reports                                                     4              16                5               19
  Trustees' Fees and Expenses                                              --               1               --                1
--------------------------------------------------------------------------------------------------------------------------------
    Total Expenses                                                        564           2,270              268            1,325
    Expenses Paid Indirectly--Note D                                       --              --               --               (2)
--------------------------------------------------------------------------------------------------------------------------------
    Net Expenses                                                          564           2,270              268            1,323
--------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     300           3,228               77            4,392
--------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                            6,830          14,372          (12,918)           6,077
  Futures Contracts                                                     1,153          (5,268)              --               --
  Foreign Currencies and Forward Currency Contracts                        --              --             (642)           4,032
--------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                7,983           9,104          (13,560)          10,109
--------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)
  Investment Securities                                                84,836        (100,886)          38,676         (107,992)
  Futures Contracts                                                       478            (262)              --               --
        Foreign Currencies and Forward Currency Contracts                  --              --            4,044           (1,791)
--------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)                                                       85,314        (101,148)          42,720         (109,783)
--------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                         $  93,597       $ (88,816)       $  29,237        $ (95,282)
================================================================================================================================

*Dividends for the International Portfolio are net of foreign withholding taxes of $17,000 and $424,000.

-------------------------------------------------------------------------------------------------
                                                                             REIT INDEX
                                                                              PORTFOLIO
                                                                  -------------------------------
                                                                      OCT. 1 TO       YEAR ENDED
                                                                  DEC. 31, 2001   SEPT. 30, 2001
                                                                          (000)            (000)
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                             $ 1,453          $ 3,852
  Interest                                                                   10               71
  Security Lending                                                           --                1
-------------------------------------------------------------------------------------------------
    Total Income                                                          1,463            3,924
-------------------------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                                 4               19
    Performance Adjustment                                                   --               --
  The Vanguard Group--Note C
    Management and Administrative                                            59              195
    Marketing and Distribution                                                3                8
  Custodian Fees                                                              8               12
  Auditing Fees                                                              11               11
  Shareholders' Reports                                                       1                2
  Trustees' Fees and Expenses                                                --               --
-------------------------------------------------------------------------------------------------
    Total Expenses                                                           86              247
    Expenses Paid Indirectly--Note D                                         --               --
-------------------------------------------------------------------------------------------------
    Net Expenses                                                             86              247
-------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     1,377            3,677
-------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                               (469)           1,430
  Futures Contracts                                                          --               --
  Foreign Currencies and Forward Currency Contracts                          --               --
-------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                   (469)           1,430
-------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                   3,184              852
  Futures Contracts                                                          --               --
  Foreign Currencies and Forward Currency Contracts                          --               --
-------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                          3,184              852
-------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $ 4,092          $ 5,959
=================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each portfolio's total net assets changed during the three most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount that insurance-company separate accounts invested in the portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

----------------------------------------------------------------------------------------------------------------------------
                                                                                         BALANCED PORTFOLIO
                                                                        ----------------------------------------------------
                                                                                                  YEAR ENDED SEPTEMBER 30,
                                                                            OCT. 1 TO          -----------------------------
                                                                        DEC. 31, 2001               2001               2000
                                                                                (000)              (000)              (000)
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                                     $   5,312          $  21,343          $  21,573
  Realized Net Gain (Loss)                                                     (2,770)            26,378             29,033
  Change in Unrealized Appreciation (Depreciation)                             42,203            (32,360)           (20,962)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations            44,745             15,361             29,644
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                            --            (21,690)           (21,916)
  Realized Capital Gain                                                            --            (28,920)           (27,737)
----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                            --            (50,610)           (49,653)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
  Issued                                                                       33,818            183,550             58,615
  Issued in Lieu of Cash Distributions                                             --             50,610             49,653
  Redeemed                                                                    (17,218)           (75,020)          (175,011)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from  Capital Share Transactions                   16,600            159,140            (66,743)
----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                                                    61,345            123,891            (86,752)
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                                         635,651            511,760            598,512
----------------------------------------------------------------------------------------------------------------------------
  End of Period                                                             $ 696,996          $ 635,651          $ 511,760
============================================================================================================================

(1)Shares Issued (Redeemed)
  Issued                                                                        2,037             11,062              3,600
  Issued in Lieu of Cash Distributions                                             --              3,345              3,052
  Redeemed                                                                     (1,042)            (4,583)           (10,814)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding                                 995              9,824             (4,162)
============================================================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                                      EQUITY INCOME PORTFOLIO
                                                                        ----------------------------------------------------
                                                                                                  YEAR ENDED SEPTEMBER 30,
                                                                            OCT. 1 TO          -----------------------------
                                                                        DEC. 31, 2001               2001               2000
                                                                                (000)              (000)              (000)
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                                     $   1,889          $   7,536          $   8,821
  Realized Net Gain (Loss)                                                        271              1,423             21,141
  Change in Unrealized Appreciation (Depreciation)                              6,381             (7,291)           (24,071)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations             8,541              1,668              5,891
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                            --             (8,874)           (10,516)
  Realized Capital Gain                                                            --            (21,268)            (3,034)
----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                            --            (30,142)           (13,550)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
  Issued                                                                       15,626             62,462             72,476
  Issued in Lieu of Cash Distributions                                             --             30,142             13,550
  Redeemed                                                                    (10,707)           (51,793)          (185,527)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital Share Transactions                     4,919             40,811            (99,501)
----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                                                    13,460             12,337           (107,160)
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                                         334,486            322,149            429,309
----------------------------------------------------------------------------------------------------------------------------
  End of Period                                                             $ 347,946          $ 334,486          $ 322,149
============================================================================================================================

(1)Shares Issued (Redeemed)
  Issued                                                                          799              3,106              3,592
  Issued in Lieu of Cash Distributions                                             --              1,549                630
  Redeemed                                                                       (549)            (2,597)            (9,298)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding                                 250              2,058             (5,076)
============================================================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                                     DIVERSIFIED VALUE PORTFOLIO
                                                                        ----------------------------------------------------
                                                                                                  YEAR ENDED SEPTEMBER 30,
                                                                            OCT. 1 TO          -----------------------------
                                                                        DEC. 31, 2001               2001               2000
                                                                                (000)              (000)              (000)
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                                     $     860          $   2,445          $     992
  Realized Net Gain (Loss)                                                        909              2,536             (4,235)
  Change in Unrealized Appreciation (Depreciation)                              6,281            (12,365)             6,030
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations             8,050             (7,384)             2,787
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                            --             (1,064)              (537)
  Realized Capital Gain                                                            --                 --                 --
----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                            --             (1,064)              (537)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
  Issued                                                                       18,485            163,175             36,651
  Issued in Lieu of Cash Distributions                                             --              1,064                537
  Redeemed                                                                    (15,723)           (39,954)           (34,302)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital Share Transactions                     2,762            124,285              2,886
----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                                                    10,812            115,837              5,136
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                                         163,247             47,410             42,274
----------------------------------------------------------------------------------------------------------------------------
  End of Period                                                             $ 174,059          $ 163,247          $  47,410
============================================================================================================================

(1)Shares Issued (Redeemed)
  Issued                                                                        1,779             14,869              4,146
  Issued in Lieu of Cash Distributions                                             --                112                 58
  Redeemed                                                                     (1,515)            (3,728)            (3,934)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding                                 264             11,253                270
============================================================================================================================

------------------------------------------------------------------------------------------------------------------------------
                                                                                        EQUITY INDEX PORTFOLIO
                                                                      --------------------------------------------------------
                                                                                                  YEAR ENDED SEPTEMBER 30,
                                                                          OCT. 1 TO          ---------------------------------
                                                                      DEC. 31, 2001                 2001                 2000
                                                                              (000)                (000)                (000)
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                                 $     3,716          $    14,756          $    15,345
  Realized Net Gain (Loss)                                                   15,713               55,650               14,174
  Change in Unrealized Appreciation (Depreciation)                           98,180             (476,015)             156,382
------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations             117,609             (405,609)             185,901
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                          --              (15,628)             (15,526)
  Realized Capital Gain                                                          --              (14,026)             (13,484)
------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                          --              (29,654)             (29,010)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
  Issued                                                                     49,302              253,273              389,552
  Issued in Lieu of Cash Distributions                                           --               29,654               29,010
  Redeemed                                                                  (52,628)            (243,667)            (433,882)
------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital Share Transactions                  (3,326)              39,260              (15,320)
------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                                                 114,283             (396,003)             141,571
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                                     1,110,951            1,506,954            1,365,383
------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                         $ 1,225,234          $ 1,110,951          $ 1,506,954
==============================================================================================================================

(1)Shares Issued (Redeemed)
  Issued                                                                      1,703                7,855               10,579
  Issued in Lieu of Cash Distributions                                           --                  837                  822
  Redeemed                                                                   (1,833)              (7,637)             (11,695)
------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding                              (130)               1,055                 (294)
==============================================================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                                       MID-CAP INDEX PORTFOLIO
                                                                        ----------------------------------------------------
                                                                                                  YEAR ENDED SEPTEMBER 30,
                                                                            OCT. 1 TO          -----------------------------
                                                                        DEC. 31, 2001               2001               2000
                                                                                (000)              (000)              (000)
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                                     $     479          $   1,733          $     997
  Realized Net Gain (Loss)                                                      2,270             12,952             13,492
  Change in Unrealized Appreciation (Depreciation)                             34,791            (61,613)            21,999
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations            37,540            (46,928)            36,488
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                            --             (1,079)              (267)
  Realized Capital Gain                                                            --            (13,490)            (1,069)
----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                            --            (14,569)            (1,336)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
  Issued                                                                       17,295            133,417            136,987
  Issued in Lieu of Cash Distributions                                             --             14,569              1,336
  Redeemed                                                                    (11,615)           (70,943)           (35,056)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital Share Transactions                     5,680             77,043            103,267
----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                                                    43,220             15,546            138,419
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                                         207,651            192,105             53,686
----------------------------------------------------------------------------------------------------------------------------
  End of Period                                                             $ 250,871          $ 207,651          $ 192,105
============================================================================================================================

(1)Shares Issued (Redeemed)
  Issued                                                                        1,390             10,217             10,443
  Issued in Lieu of Cash Distributions                                             --              1,127                122
  Redeemed                                                                       (951)            (5,659)            (2,772)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding                                 439              5,685              7,793
============================================================================================================================

-------------------------------------------------------------------------------------------------------------------------------
                                                                                            GROWTH PORTFOLIO
                                                                         ------------------------------------------------------
                                                                                                    YEAR ENDED SEPTEMBER 30,
                                                                             OCT. 1 TO         --------------------------------
                                                                         DEC. 31, 2001                2001                2000
                                                                                 (000)               (000)               (000)
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                                    $       407         $     1,504         $     2,835
  Realized Net Gain (Loss)                                                      (4,700)           (176,870)            236,181
  Change in Unrealized Appreciation (Depreciation)                             102,087            (552,672)             34,875
-------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations             97,794            (728,038)            273,891
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                             --              (3,346)             (5,305)
  Realized Capital Gain                                                             --            (236,051)            (50,895)
-------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                             --            (239,397)            (56,200)
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
  Issued                                                                        23,192             158,712             369,929
  Issued in Lieu of Cash Distributions                                              --             239,397              56,200
  Redeemed                                                                     (27,201)           (232,342)           (294,281)
-------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital Share Transactions                     (4,009)            165,767             131,848
-------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                                                     93,785            (801,668)            349,539
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                                          500,508           1,302,176             952,637
-------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                            $   594,293         $   500,508         $ 1,302,176
===============================================================================================================================

(1)Shares Issued (Redeemed)
  Issued                                                                         1,664               8,493              11,331
  Issued in Lieu of Cash Distributions                                              --               9,260               1,888
  Redeemed                                                                      (1,977)            (13,147)             (9,054)
-------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding                                 (313)              4,606               4,165
===============================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                 SMALL COMPANY GROWTH PORTFOLIO
                                                                       --------------------------------------------------
                                                                                                YEAR ENDED SEPTEMBER 30,
                                                                           OCT. 1 TO         ----------------------------
                                                                       DEC. 31, 2001              2001              2000
                                                                               (000)             (000)             (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                                    $     300         $   3,228         $   3,576
  Realized Net Gain (Loss)                                                     7,983             9,104           126,644
  Change in Unrealized Appreciation (Depreciation)                            85,314          (101,148)           16,645
-------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations           93,597           (88,816)          146,865
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                           --            (3,627)             (928)
  Realized Capital Gain                                                           --          (126,815)               --
-------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                           --          (130,442)             (928)
-------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
  Issued                                                                      26,413           131,688           320,601
  Issued in Lieu of Cash Distributions                                            --           130,442               928
  Redeemed                                                                   (16,549)         (132,434)         (155,367)
-------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital Share Transactions                    9,864           129,696           166,162
-------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                                                  103,461           (89,562)          312,099
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                                        390,064           479,626           167,527
-------------------------------------------------------------------------------------------------------------------------
  End of Period                                                            $ 493,525         $ 390,064         $ 479,626
=========================================================================================================================

(1)Shares Issued (Redeemed)
  Issued                                                                       1,747             8,419            15,778
  Issued in Lieu of Cash Distributions                                            --             8,609                68
  Redeemed                                                                    (1,123)           (8,790)           (7,691)
-------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding                                624             8,238             8,155
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                    INTERNATIONAL PORTFOLIO
                                                                       --------------------------------------------------
                                                                                               YEAR ENDED SEPTEMBER 30,
                                                                           OCT. 1 TO         ----------------------------
                                                                       DEC. 31, 2001              2001              2000
                                                                               (000)             (000)             (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                                    $      77         $   4,392         $   5,336
  Realized Net Gain (Loss)                                                   (13,560)           10,109            27,669
  Change in Unrealized Appreciation (Depreciation)                            42,720          (109,783)            1,137
-------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations           29,237           (95,282)           34,142
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                           --            (5,054)           (3,702)
  Realized Capital Gain                                                           --           (28,851)           (8,109)
-------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                           --           (33,905)          (11,811)
-------------------------------------------------------------------------------------------------------------------------
 CAPITAL SHARE TRANSACTIONS(1)
  Issued                                                                      11,342            63,182           203,692
  Issued in Lieu of Cash Distributions                                            --            33,905            11,811
  Redeemed                                                                   (16,480)          (98,517)         (144,934)
-------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital Share Transactions                   (5,138)           (1,430)           70,569
-------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                                                   24,099          (130,617)           92,900
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                                        234,080           364,697           271,797
-------------------------------------------------------------------------------------------------------------------------
  End of Period                                                            $ 258,179         $ 234,080         $ 364,697
=========================================================================================================================

(1)Shares Issued (Redeemed)
  Issued                                                                         966             4,514            11,369
  Issued in Lieu of Cash Distributions                                            --             2,313               771
  Redeemed                                                                    (1,404)           (7,019)           (8,078)
-------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding                               (438)             (192)            4,062
=========================================================================================================================

----------------------------------------------------------------------------------------------------------------------
                                                                                    REIT INDEX PORTFOLIO
                                                                      ------------------------------------------------
                                                                                             YEAR ENDED SEPTEMBER 30,
                                                                          OCT. 1 TO         --------------------------
                                                                      DEC. 31, 2001             2001             2000
                                                                              (000)            (000)            (000)
----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                                    $  1,377         $  3,677         $  1,965
  Realized Net Gain (Loss)                                                     (469)           1,430               (7)
  Change in Unrealized Appreciation (Depreciation)                            3,184              852            4,482
----------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations           4,092            5,959            6,440
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                          --           (1,843)            (617)
  Realized Capital Gain                                                          --             (199)             (27)
----------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                          --           (2,042)            (644)
----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
  Issued                                                                     15,678           54,600           34,563
  Issued in Lieu of Cash Distributions                                           --            2,042              644
  Redeemed                                                                   (8,062)         (23,326)         (14,569)
----------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital Share Transactions                   7,616           33,316           20,638
----------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                                                  11,708           37,233           26,434
----------------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                                        84,227           46,994           20,560
----------------------------------------------------------------------------------------------------------------------
  End of Period                                                            $ 95,935         $ 84,227         $ 46,994
======================================================================================================================

(1)Shares Issued (Redeemed)
  Issued                                                                      1,243            4,486            3,291
  Issued in Lieu of Cash Distributions                                           --              180               67
  Redeemed                                                                     (650)          (1,945)          (1,399)
----------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding                               593            2,721            1,959
======================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each portfolio's investment results and distributions to insurance-company separate accounts on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the portfolio's total return; and how much it costs to operate the portfolio. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the portfolio for one year.

------------------------------------------------------------------------------------------------------------------------------
                                                                                     BALANCED PORTFOLIO
                                                                                  YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING                       OCT. 1 TO       ----------------------------------------------------------------
THROUGHOUT EACH PERIOD                    DEC. 31, 2001          2001          2000          1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $ 15.87       $ 16.93       $ 17.41       $ 17.73       $ 17.97       $ 14.81
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                             .12           .54           .71           .63           .63           .60
  Net Realized and Unrealized Gain (Loss)
    on Investments                                  .99           .08           .26           .95           .56          3.31
------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations               1.11           .62           .97          1.58          1.19          3.91
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income               --          (.72)         (.64)         (.62)         (.60)         (.19)
  Distributions from Realized Capital Gains          --          (.96)         (.81)        (1.28)         (.83)         (.56)
------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                              --         (1.68)        (1.45)        (1.90)        (1.43)         (.75)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $ 16.98       $ 15.87       $ 16.93       $ 17.41       $ 17.73       $ 17.97
==============================================================================================================================

TOTAL RETURN                                      6.99%         4.15%         5.91%         9.44%         7.26%        27.60%
==============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)          $   697       $   636       $   512       $   599       $   553       $   468
  Ratio of Total Expenses to
    Average Net Assets                           0.30%*         0.29%         0.25%         0.29%         0.31%         0.32%
  Ratio of Net Investment Income to
    Average Net Assets                           3.15%*         3.53%         3.98%         3.58%         3.72%         3.96%
  Portfolio Turnover Rate                            4%           27%           28%           24%           31%           25%
==============================================================================================================================

*Annualized.

------------------------------------------------------------------------------------------------------------------------------
                                                                                 EQUITY INCOME PORTFOLIO
                                                                                YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING                       OCT. 1 TO       ----------------------------------------------------------------
THROUGHOUT EACH PERIOD                    DEC. 31, 2001          2001          2000          1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $ 19.30       $ 21.09       $ 21.10       $ 19.69       $ 18.50       $ 13.71
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                             .10           .44           .58           .51          .490           .42
  Net Realized and Unrealized Gain (Loss)
    on Investments                                  .39          (.26)          .08          1.50         1.475          4.69
------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                .49           .18           .66          2.01         1.965          5.11
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income               --          (.58)         (.52)         (.49)        (.400)         (.15)
  Distributions from Realized Capital Gains          --         (1.39)         (.15)         (.11)        (.375)         (.17)
------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                              --         (1.97)         (.67)         (.60)        (.775)         (.32)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $ 19.79       $ 19.30       $ 21.09       $ 21.10       $ 19.69       $ 18.50
==============================================================================================================================

TOTAL RETURN                                      2.54%         0.78%         3.06%        10.36%        11.19%        38.05%
==============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)          $   348       $   334       $   322       $   429       $   375       $   271
  Ratio of Total Expenses to
    Average Net Assets                           0.32%*         0.33%         0.31%         0.33%         0.36%         0.37%
  Ratio of Net Investment Income to
    Average Net Assets                           2.20%*         2.21%         2.44%         2.44%         2.69%         3.11%
  Portfolio Turnover Rate                            0%            1%            8%            6%            6%            8%
==============================================================================================================================

*Annualized.

-----------------------------------------------------------------------------------------------------------------------
                                                                              DIVERSIFIED VALUE PORTFOLIO
                                                                                YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING                                        OCT. 1 TO      --------------------------    FEB. 8* TO
THROUGHOUT EACH PERIOD                                     DEC. 31, 2001           2001          2000    SEP. 30, 1999
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $ 10.16        $  9.85       $  9.31          $ 10.00
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                              .06            .16           .21              .11
  Net Realized and Unrealized Gain (Loss) on Investments             .44            .36           .45             (.80)
-----------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                 .50            .52           .66             (.69)
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                --           (.21)         (.12)              --
  Distributions from Realized Capital Gains                           --             --            --               --
-----------------------------------------------------------------------------------------------------------------------
    Total Distributions                                               --           (.21)         (.12)              --
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $ 10.66        $ 10.16       $  9.85          $  9.31
=======================================================================================================================

TOTAL RETURN                                                       4.92%          5.42%         7.18%           -6.90%
=======================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                           $   174        $   163       $    47          $    42
  Ratio of Total Expenses to Average Net Assets                  0.48%**          0.45%         0.45%          0.37%**
  Ratio of Net Investment Income to Average Net Assets           2.03%**          2.19%         2.67%          2.38%**
  Portfolio Turnover Rate                                             4%            29%           42%              18%
=======================================================================================================================

 *Inception.
**Annualized.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                       EQUITY INDEX PORTFOLIO
                                                                                      YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING                          OCT. 1 TO       ----------------------------------------------------------------
THROUGHOUT EACH PERIOD                       DEC. 31, 2001          2001          2000          1999          1998          1997
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 27.03       $ 37.64       $ 33.85       $ 26.94       $ 25.32       $ 18.32
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                .10           .36           .38           .37           .37           .34
  Net Realized and Unrealized Gain (Loss)
    on Investments                                    2.78        (10.23)         4.12          7.04          1.83          6.94
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                  2.88         (9.87)         4.50          7.41          2.20          7.28
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from Net Investment Income                    --          (.39)         (.38)         (.37)         (.34)         (.19)
  Distributions from Realized Capital Gains             --          (.35)         (.33)         (.13)         (.24)         (.09)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                 --          (.74)         (.71)         (.50)         (.58)         (.28)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $ 29.91       $ 27.03       $ 37.64       $ 33.85       $ 26.94       $ 25.32
=================================================================================================================================

TOTAL RETURN                                         10.65%      -26.69%        13.43%        27.84%         8.97%        40.31%
=================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)             $ 1,225       $ 1,111       $ 1,507       $ 1,365       $   920       $   718
  Ratio of Total Expenses to
    Average Net Assets                              0.18%*         0.17%         0.16%         0.18%         0.20%         0.23%
  Ratio of Net Investment Income to
    Average Net Assets                              1.24%*         1.11%         1.01%         1.21%         1.48%         1.78%
  Portfolio Turnover Rate                               3%            8%           11%            4%            1%            1%
=================================================================================================================================

*Annualized.

-----------------------------------------------------------------------------------------------------------------------
                                                                                MID-CAP INDEX PORTFOLIO
                                                                               YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING                                        OCT. 1 TO      --------------------------    FEB. 8* TO
THROUGHOUT EACH PERIOD                                     DEC. 31, 2001           2001          2000    SEP. 30, 1999
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $ 11.21       $  14.97       $ 10.65          $ 10.00
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                              .02            .09           .08              .04
  Net Realized and Unrealized Gain (Loss) on Investments            2.00          (2.77)         4.49              .61
-----------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                  2.02          (2.68)         4.57              .65
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                --           (.08)         (.05)              --
  Distributions from Realized Capital Gains                           --          (1.00)         (.20)              --
-----------------------------------------------------------------------------------------------------------------------
    Total Distributions                                               --          (1.08)         (.25)              --
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $ 13.23       $  11.21       $ 14.97          $ 10.65
=======================================================================================================================

TOTAL RETURN                                                       18.02%       -18.86%        43.77%            6.50%
=======================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                           $   251        $   208       $   192          $    54
  Ratio of Total Expenses to Average Net Assets                  0.30%**          0.28%         0.28%          0.24%**
  Ratio of Net Investment Income to Average Net Assets           0.83%**          0.77%         0.90%          1.03%**
  Portfolio Turnover Rate                                             9%            36%           43%              24%
=======================================================================================================================

 *Initial share purchase date. All assets were held in money market instruments until February 9, 1999, when performance measurement begins.
**Annualized.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                     GROWTH PORTFOLIO
                                                                                  YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING                        OCT. 1 TO      ------------------------------------------------------------------
THROUGHOUT EACH PERIOD                     DEC. 31, 2001          2001           2000          1999          1998          1997
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $  12.01      $  35.14       $  28.96      $  24.33      $  21.51      $  17.58
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                              .01           .04           .080           .16           .16          .190
  Net Realized and Unrealized Gain (Loss)
    on Investments                                  2.35        (16.73)         7.795          6.16          3.43         4.615
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                2.36        (16.69)         7.875          6.32          3.59         4.805
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                --          (.09)         (.160)         (.16)         (.20)        (.180)
  Distributions from Realized Capital Gains           --         (6.35)        (1.535)        (1.53)         (.57)        (.695)
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                               --         (6.44)        (1.695)        (1.69)         (.77)        (.875)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $  14.37      $  12.01       $  35.14      $  28.96      $  24.33      $  21.51
================================================================================================================================

TOTAL RETURN                                      19.65%       -57.31%         28.25%        27.27%        17.37%        28.76%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)          $    594      $    501       $  1,302      $    953      $    631      $    460
  Ratio of Total Expenses to
    Average Net Assets                            0.39%*         0.33%          0.31%         0.35%         0.39%         0.38%
  Ratio of Net Investment Income to
    Average Net Assets                            0.28%*         0.18%          0.24%         0.59%         0.74%         1.12%
  Portfolio Turnover Rate                            12%          136%            81%           50%           48%           38%
================================================================================================================================

*Annualized.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                   SMALL COMPANY GROWTH PORTFOLIO
                                                                                      YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING                             OCT. 1 TO     -------------------------------------------------------------
THROUGHOUT EACH PERIOD                          DEC. 31, 2001         2001         2000         1999         1998         1997
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $  13.26     $  22.66     $  12.87     $   9.53     $  11.97     $   9.84
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                   .01          .11          .17          .06          .06          .04
  Net Realized and Unrealized Gain (Loss)
    on Investments                                       3.16        (3.40)        9.69         3.35        (2.46)        2.13
-------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                     3.17        (3.29)        9.86         3.41        (2.40)        2.17
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     --         (.17)        (.07)        (.06)        (.04)        (.04)
  Distributions from Realized Capital Gains                --        (5.94)          --         (.01)          --           --
-------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                    --        (6.11)        (.07)        (.07)        (.04)        (.04)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $  16.43     $  13.26     $  22.66     $  12.87     $   9.53     $  11.97
===============================================================================================================================

TOTAL RETURN                                           23.91%      -17.87%       76.97%       35.98%      -20.10%       22.16%
===============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)               $    494     $    390     $    480     $    168     $    111     $    133
  Ratio of Total Expenses to
    Average Net Assets                                 0.51%*        0.50%        0.46%        0.49%        0.42%        0.39%
  Ratio of Net Investment Income to
    Average Net Assets                                 0.27%*        0.71%        0.98%        0.58%        0.54%        0.67%
  Portfolio Turnover Rate                                 16%          73%         125%          85%         106%          72%
===============================================================================================================================

*Annualized.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                      INTERNATIONAL PORTFOLIO
                                                                                      YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING                         OCT. 1 TO       ----------------------------------------------------------------
THROUGHOUT EACH PERIOD                      DEC. 31, 2001          2001          2000          1999          1998          1997
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $ 10.98       $ 16.96       $ 15.58       $ 12.96       $ 14.55       $ 12.74
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                               .01           .27           .25           .23           .21           .17
  Net Realized and Unrealized Gain (Loss)
    on Investments                                   1.38         (4.64)         1.80          2.59         (1.48)         2.10
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                 1.39         (4.37)         2.05          2.82         (1.27)         2.27
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                 --          (.24)         (.21)         (.20)         (.18)         (.14)
  Distributions from Realized Capital Gains            --         (1.37)         (.46)           --          (.14)         (.32)
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                --         (1.61)         (.67)         (.20)         (.32)         (.46)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $ 12.37       $ 10.98       $ 16.96       $ 15.58       $ 12.96       $ 14.55
================================================================================================================================

TOTAL RETURN                                       12.66%       -28.15%        13.62%        21.97%        -8.74%        18.55%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)            $   258       $   234       $   365       $   272       $   217       $   246
  Ratio of Total Expenses to
    Average Net Assets                             0.43%*         0.43%         0.38%         0.46%         0.48%         0.46%
  Ratio of Net Investment Income to
    Average Net Assets                             0.12%*         1.42%         1.48%         1.51%         1.48%         1.43%
  Portfolio Turnover Rate                             11%           50%           41%           39%           38%           22%
================================================================================================================================

*Annualized.

--------------------------------------------------------------------------------------------------------------------
                                                                               REIT INDEX PORTFOLIO
                                                                              YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING                                     OCT. 1 TO        -------------------------  FEB. 8* TO
THROUGHOUT EACH PERIOD                                  DEC. 31, 2001            2001           2000  SEP. 30, 1999
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $  12.44        $  11.61       $   9.85       $  10.00
--------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                           .14             .45            .43            .28
  Net Realized and Unrealized Gain (Loss) on Investments          .45             .79           1.57           (.43)
--------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                              .59            1.24           2.00           (.15)
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                             --            (.37)          (.23)            --
  Distributions from Realized Capital Gains                        --            (.04)          (.01)            --
--------------------------------------------------------------------------------------------------------------------
    Total Distributions                                            --            (.41)          (.24)            --
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $  13.03        $  12.44       $  11.61       $   9.85
====================================================================================================================

TOTAL RETURN                                                    4.74%          11.02%         20.79%         -1.50%
====================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                       $     96        $     84       $     47       $     21
  Ratio of Total Expenses to Average Net Assets               0.39%**           0.39%          0.47%        0.27%**
  Ratio of Net Investment Income to Average Net Assets        6.27%**           5.81%          6.30%        6.26%**
  Portfolio Turnover Rate                                          3%             10%             6%             4%
====================================================================================================================

 *Initial share purchase date. All assets were held in money market instruments until February 9, 1999, when performance measurement begins.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Balanced, Equity Income, Diversified Value, Equity Index, Mid-Cap Index, Growth, Small Company Growth, International, and REIT Index Portfolios are registered under the Investment Company Act of 1940 as open-end investment companies. Each portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life or other variable benefit insurance contracts. Effective in 2001, each portfolio's fiscal year-end changed from September 30 to December 31.

        Certain investments of the Balanced Portfolio are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries. The International Portfolio invests in securities of foreign issuers, which may subject the portfolio to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolios consistently follow such policies in preparing their financial statements.

        1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

        2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

        Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

        3. FUTURES AND FORWARD CURRENCY CONTRACTS: The Equity Index and Growth Portfolios use S&P 500 Index futures; the Mid-Cap Index Portfolio uses S&P MidCap 400 Index futures; and the Small Company Growth Portfolio uses Russell 2000 Index futures, to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolios may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolios may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolios and the prices of futures contracts, and the possibility of an illiquid market.

        The International Portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The portfolio's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

        Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements.

Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

        4. FEDERAL INCOME TAXES: Each portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

        5. REPURCHASE AGREEMENTS: The portfolios, along with other members of The Vanguard Group, transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

        6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

        7. OTHER: Dividend income is recorded on the ex-dividend date. The REIT Index Portfolio's dividend income is recorded at management's estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the securities.

B. The Vanguard Group furnishes investment advisory services to the Equity Index, Mid-Cap Index, and REIT Index Portfolios on an at-cost basis.

        Wellington Management Company, LLP, provides investment advisory services to the Balanced Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to a combined index composed of the S&P 500 Index and the Lehman Brothers Long Credit A or Better Bond Index. For the period ended December 31, 2001, the investment advisory fee represented an effective annual basic rate of 0.09% of the portfolio's average net assets before an increase of $27,000 (0.02%) based on performance.

        Newell Associates and Alliance Capital Management L.P. provide investment advisory services to the Equity Income and Growth Portfolios, respectively, for fees calculated at an annual percentage rate of average net assets. For the period ended December 31, 2001, the investment advisory fees of the Equity Income and Growth Portfolios represented effective annual rates of 0.10% and 0.12%, respectively, of average net assets.

        Barrow, Hanley, Mewhinney & Strauss, Inc., provides investment advisory services to the Diversified Value Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the Standard & Poor's 500/Barra Value Index. For the period ended December 31, 2001, the investment advisory fee represented an effective annual basic rate of 0.125% of the portfolio's average net assets before an increase of $5,000 (0.01%) based on performance.

        Granahan Investment Management, Inc., and Grantham, Mayo, Van Otterloo & Co. LLC, provide investment advisory services to the Small Company Growth Portfolio for fees calculated at an annual percentage rate of average net assets. The basic fee for Granahan Investment Management, Inc., is subject to quarterly adjustments based on performance relative to the

Russell 2000 Growth Index and an index of the stocks held by the largest small-capitalization stock mutual funds. The Vanguard Group manages the cash reserves of the portfolio on an at- cost basis. For the period ended December 31, 2001, the aggregate investment advisory fee represented an effective annual basic rate of 0.17% of the portfolio's average net assets before an increase of $45,000 (0.04%) based on performance.

        Schroder Investment Management North America Inc. provides investment advisory services to the International Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. For the period ended December 31, 2001, the investment advisory fee represented an effective annual basic rate of 0.125% of the portfolio's average net assets before an increase of $19,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each portfolio under methods approved by the board of trustees. Each portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2001, the portfolios had contributed capital to Vanguard (included in Other Assets) of:

-------------------------------------------------------------------------------
                          CAPITAL CONTRIBUTION      PERCENTAGE    PERCENTAGE OF
                                   TO VANGUARD    OF PORTFOLIO       VANGUARD'S
PORTFOLIO                                (000)      NET ASSETS   CAPITALIZATION
-------------------------------------------------------------------------------
Balanced                                   127            0.02%            0.13%
Equity Income                               63            0.02             0.06
Diversified Value                           31            0.02             0.03
Equity Index                               225            0.02             0.22
Mid-Cap Index                               44            0.02             0.04
Growth                                     111            0.02             0.11
Small Company Growth                        85            0.02             0.08
International                               47            0.02             0.05
REIT Index                                  17            0.02             0.02
-------------------------------------------------------------------------------

The portfolios' trustees and officers are also directors and officers of Vanguard.

D. The portfolios have asked their investment advisers to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolios part of the commissions generated. Such rebates are used solely to reduce the portfolios' management and administrative expenses. For the period ended December 31, 2001, these arrangements reduced expenses by:

----------------------------------------------------
                         EXPENSE   EXPENSE REDUCTION
                       REDUCTION  AS A PERCENTAGE OF
PORTFOLIO                  (000)  AVERAGE NET ASSETS
----------------------------------------------------
Balanced                     $ 5                  --
Growth                        68              0.05%*
----------------------------------------------------
*Annualized

E. During the period ended December 31, 2001, purchases and sales of investment securities other than temporary cash investments were:

----------------------------------------------------------------------------
                    U.S. GOVERNMENT SECURITIES   OTHER INVESTMENT SECURITIES
                                (000)                          (000)
                    --------------------------  ----------------------------
PORTFOLIO             PURCHASES          SALES      PURCHASES          SALES
----------------------------------------------------------------------------
Balanced                $ 7,485        $ 7,890        $33,275        $16,329
Equity Income                --             --          4,187            920
Diversified Value            --             --          8,454          6,072
Equity Index                 --             --         33,125         32,455
Mid-Cap Index                --             --         25,743         19,727
Growth                       --             --         62,916         71,201
Small Company Growth         --             --         62,553         64,296
International                --             --         25,637         29,916
REIT Index                   --             --         11,267          2,511
----------------------------------------------------------------------------

        Capital gains available for distribution at December 31, 2001, include taxable capital gains for the fiscal year ended September 30, 2001, plus any additional taxable capital gains for the period ended December 31, 2001. The Balanced, Growth, International, and REIT Index Portfolios realized taxable capital gains during the fiscal year ended September 30, 2001, followed by capital losses for the period ended December 31, 2001.

        At December 31, 2001, the portfolios had the following capital gains available for distribution, and/or capital losses available to offset future net capital gains:

----------------------------------------------------------------------------
                                                        CAPITAL LOSS
                            CAPITAL GAINS        ---------------------------
                            AVAILABLE FOR                         EXPIRATION
                             DISTRIBUTION            AMOUNT   FISCAL YEAR(S)
PORTFOLIO                           (000)             (000)   ENDING DEC. 31
----------------------------------------------------------------------------
Balanced                        $  26,209        $  (2,666)        2009-2010
Equity Income                       1,506               --                --
Diversified Value                      --           (1,234)             2008
Equity Index                       71,396               --                --
Mid-Cap Index                      15,183               --                --
Growth                             27,961         (209,672)        2009-2010
Small Company Growth               16,547               --                --
International                       8,370           (9,521)        2009-2010
REIT Index                          1,173             (473)             2009
----------------------------------------------------------------------------

        The Balanced, Mid-Cap Index, and REIT Index Portfolios' capital gains available for distribution include short-term gains of $2,441,000, $4,497,000, and $171,000, respectively. Distributions from short-term gains are treated as income distributions for tax purposes.

        During the period ended December 31, 2001, the International Portfolio realized net foreign currency gains of $9,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

F. At December 31, 2001, net unrealized appreciation (depreciation) of investment securities for financial reporting and federal income tax purposes was:

----------------------------------------------------------------------------------
                                                      (000)
                                --------------------------------------------------
                                                                    NET UNREALIZED
                                APPRECIATED         DEPRECIATED       APPRECIATION
PORTFOLIO                        SECURITIES          SECURITIES     (DEPRECIATION)
----------------------------------------------------------------------------------
Balanced                          $ 110,354          $ (21,210)          $  89,144
Equity Income                       109,027            (10,863)             98,164
Diversified Value                    10,135            (17,069)             (6,934)
Equity Index                        447,748           (112,881)            334,867
Mid-Cap Index                        29,822            (37,078)             (7,256)
Growth                               25,511           (141,334)           (115,823)
Small Company Growth                 85,851            (54,816)             31,035
International                        20,251            (36,877)            (16,626)
REIT Index                            8,730             (1,660)              7,070
----------------------------------------------------------------------------------

        At December 31, 2001, the aggregate settlement value of open futures contracts expiring in March 2002, and the related unrealized appreciation were:

-----------------------------------------------------------------------------------------------
                                                                               (000)
                                                                   ----------------------------
                                                   NUMBER OF        AGGREGATE        UNREALIZED
                                                        LONG       SETTLEMENT      APPRECIATION
PORTFOLIO/FUTURES CONTRACTS                        CONTRACTS            VALUE    (DEPRECIATION)
-----------------------------------------------------------------------------------------------
Equity Index/S&P 500 Index                                17          $ 4,884          $    38
Small Company Growth/Russell 2000 Index                   67           16,392              473
-----------------------------------------------------------------------------------------------

Unrealized appreciation on open futures contracts is required to be treated as realized gain for tax purposes.

        At December 31, 2001, the International Portfolio had open forward currency contracts to deliver foreign currency in exchange for U.S. dollars as follows:

-----------------------------------------------------------------------------------------
                                                      (000)
                        -----------------------------------------------------------------
                             CONTRACT AMOUNT
                        -------------------------                              UNREALIZED
CONTRACT                  FOREIGN           U.S.      MARKET VALUE IN        APPRECIATION
SETTLEMENT               CURRENCY        DOLLARS         U.S. DOLLARS      (DEPRECIATION)
-----------------------------------------------------------------------------------------
Deliver:
  1/24/2002    JPY      4,527,688        $37,445              $34,576              $2,869
-----------------------------------------------------------------------------------------
JPY--Japanese yen.

Unrealized appreciation on open forward currency contracts is treated as realized gain for tax purposes.

        The International Portfolio had net unrealized foreign currency losses of $27,000 resulting from the translation of other assets and liabilities at December 31, 2001.

G. The market value of securities on loan to broker/dealers at December 31, 2001, and collateral received with respect to such loans were:

-----------------------------------------------------------------
                                                   (000)
                                      ---------------------------
                                      MARKET VALUE           CASH
                                         OF LOANED     COLLATERAL
PORTFOLIO                               SECURITIES       RECEIVED
-----------------------------------------------------------------
Balanced                                  $  5,100       $  5,163
Small Company Growth                        15,582         17,902
International                                8,012          8,353
REIT Index                                   1,522          1,530
-----------------------------------------------------------------

The portfolios invest cash collateral received in repurchase agreements, and record a liability for the return of the collateral, during the period the securities are on loan.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Trustees of Vanguard Variable Insurance Fund:


In our opinion, the statements of net assets appearing in the insert to this Annual Report to Shareholders and the accompanying related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Balanced Portfolio, Equity Income Portfolio, Diversified Value Portfolio, Equity Index Portfolio, Mid-Cap Index Portfolio, Growth Portfolio, Small Company Growth Portfolio, International Portfolio, and REIT Index Portfolio (separate portfolios of Vanguard Variable Insurance Fund, hereafter referred to as the "Fund") at December 31, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 31, 2002

THE PEOPLE Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

        A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

        Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the


======================================================================================================================

NAME                        POSITION(S) HELD WITH FUND
(DATE OF BIRTH)             (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE       OVERSEEN BY TRUSTEE)              PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*            Chairman of the Board,            Chairman of the Board, Chief Executive Officer,
(July 29, 1954)             Chief Executive Officer,          and Director/Trustee of The Vanguard Group, Inc.,
May 1987                    and Trustee                       and of each of the investment companies served by
                            (106)                             The Vanguard Group.
----------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS            Trustee                           The Partners of '63 (pro bono ventures in education);
(October 23, 1937)          (106)                             Senior Adviser to Greenwich Associates (international
January 2001                                                  business-strategy consulting); Successor Trustee of
                                                              Yale University; Overseer of the Stern School of
                                                              Business at New York University; Trustee of the
                                                              Whitehead Institute for Biomedical Research.
----------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA              Trustee                           Chairman and Chief Executive Officer (since October
(December 23, 1945)         (84)                              1999), Vice Chairman (January-September 1999), and
December 2001                                                 Vice President (prior to September 1999) of Rohm and
                                                              Haas Co. (chemicals); Director of Technitrol, Inc.
                                                              (electronic components), and Agere Systems
                                                              (communications components); Board Member of the
                                                              American Chemistry Council; and Trustee of Drexel
                                                              University.
----------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN      Trustee                           Vice President, Chief Information Officer, and
(January 25, 1950)          (106)                             Member of the Executive Committee of Johnson &
July 1998                                                     Johnson (pharmaceuticals/consumer products);
                                                              Director of the Medical Center at Princeton
                                                              and Women's Research and Education Institute.
----------------------------------------------------------------------------------------------------------------------
BRUCE K. MACLAURY           Trustee                           President Emeritus of The Brookings Institution
(May 7, 1931)               (86)                              (an independent, nonpartisan research
January 1990                                                  organization); Director of the American Express
                                                              Bank, Ltd., The St. Paul Companies, Inc.
                                                              (insurance and financial services), and the
                                                              National Steel Corp.
----------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL           Trustee                           Chemical Bank Chairman's Professor of Economics,
(August 28, 1932)           (104)                             Princeton University; Director of Prudential
May 1977                                                      Insurance Co. of America, BKF Capital (investment
                                                              management), The Jeffrey Co. (a holding company),
                                                              and NeuVis, Inc. (a software company).
----------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.       Trustee                           Chairman, President, Chief Executive Officer, and
(October 8, 1941)           (106)                             Director of NACCO Industries, Inc. (forklift
January 1993                                                  trucks/housewares/lignite); Director of Goodrich
                                                              Corporation (industrial products/aircraft systems
                                                              and services); Director of the Standard Products
                                                              Company (a supplier for the automotive industry)
                                                              until 1998.
----------------------------------------------------------------------------------------------------------------------
JAMES O. WELCH, JR.         Trustee                           Retired Chairman of Nabisco Brands, Inc.; retired
(May 13, 1931)              (106)                             Vice Chairman and Director of RJR Nabisco;
September 1971                                                Director of TECO Energy, Inc.
----------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON          Trustee                           Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(March 2, 1936)             (106)                             (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                                                    Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
----------------------------------------------------------------------------------------------------------------------

activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

        Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

=====================================================================================================================
NAME                        POSITION(S) HELD WITH FUND
(DATE OF BIRTH)             (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE       OVERSEEN BY TRUSTEE)               PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*                                            Managing Director and General Counsel of The
R. GREGORY BARTON           Secretary                          Vanguard Group, Inc. (since September 1997);
(April 25, 1951)            (106)                              Secretary of The Vanguard Group, and of each
June 2001                                                      of the investment companies served by The
                                                               Vanguard Group; Principal of The Vanguard
                                                               Group (prior to September 1997).
---------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS           Treasurer                          Principal of The Vanguard Group, Inc.; Treasurer of
(May 21, 1957)              (106)                              each of the investment companies served by The
July 1998                                                      Vanguard Group.
---------------------------------------------------------------------------------------------------------------------

* Officers of the Funds are "interested persons" as defined in the Investment Company Act of 1940.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
MORTIMER J. BUCKLEY, Information Technology.       F. WILLIAM MCNABB, III, Institutional Investor Group.
JAMES H. GATELY, Direct Investor Services.         MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.             RALPH K. PACKARD, Chief Financial Officer.
IAN A. MACKINNON, Fixed Income Group.              GEORGE U. SAUTER, Quantitative Equity Group.
----------------------------------------------------------------------------------------------------------

JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------

Vanguard, The Vanguard Group, Vanguard.com, and the ship logo are trademarks of The Vanguard Group, Inc.

S&P(R), S&P 500(R), Standard & Poor's 500, and S&P MidCap 400 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

All other marks are the property of their respective owners.

                                                    [THE VANGUARD GROUP LOGO]
                                                    Post Office Box 2600
                                                    Valley Forge, PA 19482-2600


ABOUT OUR COVER

Our cover photograph was taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photograph is copyrighted by Mr. Kahn.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

        To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM(TM). Prospectuses may also be viewed online.


FUND INFORMATION
1-800-662-7447

VANGUARD(R) ANNUITY AND
INSURANCE SERVICES
1-800-522-5555

TEXT TELEPHONE
1-800-952-3335

DIRECT INVESTOR
ACCOUNT SERVICES
1-800-662-2739

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SERVICES
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WORLD WIDE WEB
www.vanguard.com

(c) 2002 The Vanguard
Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q690 022002

VANGUARD VARIABLE INSURANCE FUND

        Balanced and Stock Portfolios


STATEMENT OF NET ASSETS - DECEMBER 31, 2001

The Statement of Net Assets should be read in conjunction with the Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, Notes to Financial Statements, and Report of Independent Accountants, all of which appear in the accompanying report.

        This Statement provides a detailed list of each portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, U.S. government and agency issues, corporate bonds, etc.) and by industry sector or, for international securities, by country. (The Equity Index, Mid-Cap Index, and REIT Index Portfolios' securities are listed in descending market-value order.) Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share. The NAV is the price used for portfolio share transactions with separate accounts of insurance companies, and differs from the accumulated value of units in their variable annuity plans or variable life insurance contracts.

        At the end of the Statement of Net Assets of each portfolio, you will find a table displaying the composition of the portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the portfolio were to sell all of its investments at their statement-date values.

------------------------------------------
CONTENTS
Balanced Portfolio ...............      1
Equity Income Portfolio ..........      6
Diversified Value Portfolio ......      8
Equity Index Portfolio ...........     10
Mid-Cap Index Portfolio ..........     16
Growth Portfolio .................     21
Small Company Growth Portfolio ...     23
International Portfolio ..........     30
REIT Index Portfolio .............     33
------------------------------------------

-----------------------------------------------------------
                                                     MARKET
                                                     VALUE-
BALANCED PORTFOLIO                     SHARES         (000)
-----------------------------------------------------------
COMMON STOCKS (67.5%)
-----------------------------------------------------------
AUTO & TRANSPORTATION (5.8%)
  Union Pacific Corp.                 156,200       $ 8,903
  Canadian National Railway Co.       113,600         5,485
  Ford Motor Co.                      270,624         4,254
  CSX Corp.                           113,600         3,982
  Delphi Automotive
    Systems Corp.                     245,701         3,356
* FedEx Corp.                          56,800         2,947
  Norfolk Southern Corp.              156,200         2,863
  General Motors Corp.                 56,977         2,769
  British Airways PLC ADR              85,200         2,445
  Delta Air Lines, Inc.                71,000         2,078
  Canadian Pacific Railway Ltd.        78,250         1,526
                                                    -------
                                                     40,608
                                                    -------
CONSUMER DISCRETIONARY (6.1%)
  Kimberly-Clark Corp.                 99,400         5,944
  Gannett Co., Inc.                    64,800         4,357
  Sears, Roebuck & Co.                  5,252         4,061
  McDonald's Corp.                    142,000         3,759
* AOL Time Warner Inc.                113,600         3,647
  Waste Management, Inc.              113,600         3,625

----------------------------------------------------------------
                                                          MARKET
                                                          VALUE-
BALANCED PORTFOLIO                          SHARES         (000)
----------------------------------------------------------------
  Target Corp.                              85,200       $ 3,498
  Gillette Co.                              97,100         3,243
* Staples, Inc.                            170,400         3,187
  Black & Decker Corp.                      78,500         2,962
  Dollar General Corp.                     193,900         2,889
  Newell Rubbermaid, Inc.                   55,100         1,519
                                                         -------
                                                          42,691
                                                         -------
CONSUMER STAPLES (3.5%)
  Philip Morris Cos., Inc.                 142,000         6,511
  Procter & Gamble Co.                      71,000         5,618
  CVS Corp.                                142,000         4,203
  Kellogg Co.                              113,600         3,419
* Safeway, Inc.                             71,000         2,964
  Sara Lee Corp.                            85,200         1,894
                                                         -------
                                                          24,609
                                                         -------
FINANCIAL SERVICES (13.5%)
  Citigroup, Inc.                          252,033        12,723
  ACE, Ltd.                                227,200         9,122
  Marsh & McLennan Cos., Inc.               69,700         7,489
  CIGNA Corp.                               76,700         7,106
  U.S. Bancorp                             318,359         6,663
  Wachovia Corp.                           203,400         6,379
  MBIA, Inc.                               114,050         6,117
  Merrill Lynch & Co., Inc.                 99,400         5,181
  J.P. Morgan Chase & Co.                  141,300         5,136
  Ambac Financial Group Inc.                85,200         4,930
  American International Group, Inc.        53,500         4,248
  The Hartford Financial Services
    Group Inc.                              56,800         3,569
  KeyCorp                                  142,000         3,456
  Archstone-Smith Trust REIT               128,800         3,387
  PNC Financial Services Group              56,800         3,192
  FleetBoston Financial Corp.               85,200         3,110
  Equity Office Properties
    Trust REIT                              85,200         2,563
                                                         -------
                                                          94,371
                                                         -------
HEALTH CARE (4.8%)
  Abbott Laboratories                      156,200         8,708
  Pharmacia Corp.                          198,795         8,479
  American Home Products Corp.              85,200         5,228
  Baxter International, Inc.                85,200         4,569
  Becton, Dickinson & Co.                   85,200         2,824
  AstraZeneca Group PLC ADR                 56,800         2,647
  Johnson & Johnson                         20,600         1,217
                                                         -------
                                                          33,672
                                                         -------
INTEGRATED OILS (5.2%)
  Royal Dutch Petroleum Co. ADR            139,400         6,833
  TotalFinaElf SA ADR                       85,256         5,988
  Exxon Mobil Corp.                        142,000         5,581
  ChevronTexaco Corp.                       56,800         5,090
  Phillips Petroleum Co.                    71,400         4,303
  Repsol-YPF, SA ADR                       214,900         3,123
  PanCanadian Energy Corp.                 107,105         2,785
  Unocal Corp.                              62,487         2,254
                                                         -------
                                                          35,957
                                                         -------
OTHER ENERGY (1.4%)
  Schlumberger Ltd.                         99,400         5,462
  Burlington Resources, Inc.                57,200         2,147
  Halliburton Co.                          142,000         1,860
                                                         -------
                                                           9,469
                                                         -------
MATERIALS & PROCESSING (7.3%)
  Alcoa Inc.                               369,300         3,129
  Dow Chemical Co.                         198,800         6,716
  E.I. du Pont de Nemours & Co.            127,786         5,432
  Alcan Inc.                               142,000         5,102
  PPG Industries, Inc.                      76,700         3,967
  Weyerhaeuser Co.                          67,100         3,629
  International Paper Co.                   85,200         3,438
  Temple-Inland Inc.                        56,400         3,200
  Akzo Nobel NV ADR                         71,000         3,184
* Corus Group PLC ADR                      170,400         1,777
  Imperial Chemical Industries
    PLC ADR                                 56,800         1,241
                                                         -------
                                                          50,815
                                                         -------
PRODUCER DURABLES (4.8%)
  Northrop Grumman Corp.                    78,500         7,914
  Caterpillar, Inc.                        113,600         5,936
  Pitney Bowes, Inc.                       113,600         4,273
  Parker Hannifin Corp.                     85,200         3,912
  The Boeing Co.                            99,400         3,855
  Emerson Electric Co.                      56,400         3,220
  Pall Corp.                               113,600         2,733
  Alcatel SA ADR                            71,000         1,175
* Imagistics International Inc.              9,024           111
                                                         -------
                                                          33,129
                                                         -------
TECHNOLOGY (5.7%)
  International Business
    Machines Corp.                         113,600        13,741
* Dell Computer Corp.                      170,400         4,632
  Hewlett-Packard Co.                      208,700         4,287
  Motorola, Inc.                           284,100         4,267
* Apple Computer, Inc.                     142,000         3,110
* EMC Corp.                                211,300         2,840
  Intel Corp.                               85,200         2,680
* Computer Sciences Corp.                   49,100         2,405
* Micron Technology, Inc.                   41,900         1,299
                                                         -------
                                                          39,261
                                                         -------
UTILITIES (7.5%)
  Verizon Communications                   174,312         8,273
  FPL Group, Inc.                          125,000         7,050
  Exelon Corp.                             127,800         6,119
  ALLTEL Corp.                              71,700         4,426
  Cinergy Corp.                            123,700         4,135
* WorldCom Inc.-WorldCom Group             284,100         4,000
  SBC Communications Inc.                  101,500         3,976
  Pinnacle West Capital Corp.               90,100         3,771
  Qwest Communications
    International Inc.                     227,200         3,210
  Duke Energy Corp.                         73,900         2,901

-----------------------------------------------------------------------
                                                                 MARKET
                                                                 VALUE-
                                                    SHARES        (000)
-----------------------------------------------------------------------
  Progress Energy, Inc.                             62,500     $  2,814
  Constellation Energy Group, Inc.                  60,000        1,593
                                                               --------
                                                                 52,268
                                                               --------
OTHER (1.9%)
  Honeywell International Inc.                     113,600        3,842
  Norsk Hydro AS ADR                                89,000        3,738
  Minnesota Mining &
    Manufacturing Co.                               28,400        3,357
  Eaton Corp.                                       31,200        2,322
                                                               --------
                                                                 13,259
                                                               --------

-----------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $384,769)                                               470,109
-----------------------------------------------------------------------


-----------------------------------------------------------------------
                                                      FACE
                                                    AMOUNT
                                                     (000)
-----------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (5.4%)
-----------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (2.6%)
Private Export Funding Corp. (U.S. Government
   Guaranteed)
  5.75%, 1/15/2008                                  $1,615      $ 1,666
U.S. Treasury Bond
  6.25%, 8/15/2023                                   5,000        5,293
U.S. Treasury Notes
  4.625%, 5/15/2006                                  5,000        5,069
  5.50%, 5/31/2003                                   2,000        2,082
  5.625%, 12/31/2002                                 4,000        4,137
MORTGAGE-BACKED SECURITIES (2.8%)
Federal National Mortgage Assn
(3) 6.03%, 5/1/2011                                  1,989        1,976
Government National Mortgage Assn
(3) 6.50%, 2/15/2029--1/1/2031                       9,226        9,267
(3) 7.00%, 2/15/2028--12/15/2028                     3,508        3,593
(3) 7.50%, 5/15/2029--3/15/2031                      2,129        2,206
(3) 8.00%, 9/15/2030                                 2,567        2,686
-----------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $37,264)                                                 37,975
-----------------------------------------------------------------------
CORPORATE BONDS (23.5%)
-----------------------------------------------------------------------
ASSET-BACKED SECURITIES (0.3%)
MBNA Master Credit Card Trust
(3) 6.90%, 1/15/2008                                 2,000        2,151
                                                                 ------

MORTGAGE-BACKED SECURITIES (0.6%)
Asset Securitization Corp.
(3) 6.75%, 2/14/2041                                 2,000        2,059
Morgan Stanley Dean Witter
(3) 6.39%, 7/15/2033                                 2,000        2,006
                                                                 ------
                                                                  4,065
                                                                 ------
FINANCE (7.8%) ACE INA Holdings Inc.
  8.20%, 8/15/2004                                   1,000        1,075
Allstate Corp.
  6.75%, 5/15/2018                                   1,000          968


-----------------------------------------------------------------------
                                                      FACE       MARKET
                                                    AMOUNT       VALUE-
                                                     (000)        (000)
-----------------------------------------------------------------------
American General Financial
  7.45%, 1/15/2005                                  $2,000       $2,153
American Re Corp.
  7.45%, 12/15/2026                                  3,000        3,152
Aon Corp.
  6.90%, 7/1/2004                                    2,000        2,096
BB&T Corp.
  7.25%, 6/15/2007                                   2,000        2,165
Bank of America Corp.
  7.125%, 9/15/2006                                  1,000        1,077
Banc One Corp.
  6.875%, 8/1/2006                                   2,000        2,116
Banque Nationale de Paris-NY
  7.20%, 1/15/2007                                   1,500        1,597
Citicorp
  7.625%, 5/1/2005                                   1,000        1,072
Comerica, Inc.
  7.25%, 8/1/2007                                    1,500        1,617
Dean Witter, Discover & Co.
  6.75%, 10/15/2013                                  1,000        1,022
First Union Corp.
  7.50%, 4/15/2035                                   1,000        1,065
Ford Motor Credit Co.
  6.25%, 12/8/2005                                   2,000        1,957
General Motors Acceptance Corp.
  7.75%, 1/19/2010                                   2,000        2,071
Hartford Financial Services Group Inc.
  7.90%, 6/15/2010                                   2,000        2,201
Lumbermens Mutual Casualty Co.
(1) 9.15%, 7/1/2026                                  1,000          931
NBD Bancorp, Inc.
  7.125%, 5/15/2007                                  1,500        1,603
Northern Trust Corp.
  6.65%, 11/9/2004                                   1,000        1,055
Ohio National Life Insurance
(1) 8.50%, 5/15/2026                                 2,000        2,042
Banque Paribas NY
  6.95%, 7/22/2013                                   2,000        2,044
Provident Cos., Inc.
  7.25%, 3/15/2028                                   2,000        1,823
Frank Russell Co.
(1) 5.625%, 1/15/2009                                2,000        1,916
Security Benefit Life Insurance Co.
(1) 8.75%, 5/15/2016                                 1,500        1,484
SunTrust Bank Atlanta
  7.25%, 9/15/2006                                   1,000        1,085
Toyota Motor Credit Corp.
  5.50%, 12/15/2008                                  2,000        1,975
UNUM Corp.
  6.75%, 12/15/2028                                  2,000        1,712
US Bank NA Minnesota
  5.625%, 11/30/2005                                 2,000        2,032
Wachovia Corp.
  5.625%, 12/15/2008                                 2,000        1,918

----------------------------------------------------------------
                                              FACE        MARKET
                                            AMOUNT        VALUE-
BALANCED PORTFOLIO                           (000)         (000)
----------------------------------------------------------------
Washington Mutual, Inc.
  7.50%, 8/15/2006                         $ 3,000       $ 3,251

Wells Fargo Bank NA
  6.45%, 2/1/2011                            2,000         2,039
                                                         -------
                                                          54,314
                                                         -------
INDUSTRIAL (10.2%)
AT&T
(1) 6.50%, 11/15/2006                        1,000         1,017
Abbott Laboratories
  6.80%, 5/15/2005                           1,000         1,061
AirTouch Communications Inc.
  6.65%, 5/1/2008                            2,000         2,063
Alcan Inc.
  7.25%, 3/15/2031                           2,215         2,279
Amerada Hess Corp.
  7.30%, 8/15/2031                           2,000         2,003
Amoco Corp.
  6.50%, 8/1/2007                            1,500         1,547
CPC International, Inc.
  6.15%, 1/15/2006                             125           128
Caterpillar Financial Services Corp.
  7.59%, 12/10/2003                          2,000         2,138
Cincinnati Bell, Inc.
  6.30%, 12/1/2028                           1,735         1,258
Comcast Cable Communications, Inc.
  6.875%, 6/15/2009                          2,000         2,030
ConAgra Foods, Inc.
  6.70%, 8/1/2027                            2,000         2,037
Continental Airlines, Inc.
  6.90%, 1/2/2018                            1,816         1,561
Cox Communications, Inc.
  7.75%, 8/15/2006                           2,000         2,155
DaimlerChrysler North America
  Holding Corp.
  7.40%, 1/20/2005                           2,000         2,075
Diageo PLC
  6.125%, 8/15/2005                          2,000         2,071
Walt Disney Co.
  7.30%, 2/8/2005                            2,000         2,096
E.I. duPont de Nemours & Co.
  6.75%, 10/15/2004                          2,000         2,125
ERAC USA Finance Co.
(1) 7.35%, 6/15/2008                         1,090         1,085
Federal Express Corp.
  6.72%, 1/15/2022                           1,902         1,869
Fluor Corp.
  6.95%, 3/1/2007                            1,500         1,459
GTE Southwest, Inc.
  6.00%, 1/15/2006                           1,000         1,024
Hewlett-Packard Co.
  7.15%, 6/15/2005                           2,000         2,094
Honeywell International Inc.
  7.50%, 3/1/2010                            2,000         2,156
Houghton Mifflin Co.
  7.20%, 3/15/2011                           1,030         1,001
Illinois Bell Telephone Co.
  6.625%, 2/1/2025                           1,000           911
Mattel Inc.
  6.125%, 7/15/2005                          2,000         1,872
McDonald's Corp.
  7.375%, 7/15/2033                          1,000         1,030
New York Telephone Co.
  7.25%, 2/15/2024                           1,000           982
Norfolk Southern Corp.
  7.70%, 5/15/2017                           1,500         1,623
Phillips Petroleum Co.
  8.50%, 5/25/2005                           2,000         2,197
Procter & Gamble Co. ESOP
  9.36%, 1/1/2021                            2,000         2,543
Raytheon Co.
  8.20%, 3/1/2006                            1,378         1,498
Rohm & Haas Co.
  7.40%, 7/15/2009                           2,000         2,129
Snap-On Inc.
  6.25%, 8/15/2011                           1,400         1,385
Target Corp.
  7.50%, 2/15/2005                           2,000         2,142
Telecomunicaciones de Puerto Rico
  6.65%, 5/15/2006                           2,000         2,030
Tyco International Group
  5.875%, 11/1/2004                          2,000         2,047
USA Waste Services Inc.
  7.00%, 7/15/2028                           2,000         1,869
USA Networks Inc.
  6.75%, 11/15/2005                          4,000         4,096
U.S. WEST Communications Group
  6.875%, 9/15/2033                          1,000           809
WorldCom Inc.
  6.40%, 8/15/2005                           2,000         2,007
                                                         -------
                                                          71,502
                                                         -------
UTILITIES (4.6%)
Allegheny Energy Supply
(1) 7.80%, 3/15/2011                         2,000         2,004
Atlantic City Electric Co.
(2) 7.00%, 9/1/2023                          1,000           937
Baltimore Gas & Electric Co.
  5.50%, 4/15/2004                           1,000         1,021
Carolina Power & Light Co.
  5.95%, 3/1/2009                            2,000         1,947
Central Illinois Public Service
  6.125%, 12/15/2028                         1,000           819
Central Power & Light Co.
  6.625%, 7/1/2005                           1,000         1,031
Duke Energy Corp.
  7.00%, 7/1/2033                            1,000           903
Duke Energy Field Services
  7.875%, 8/16/2010                          2,000         2,107

-----------------------------------------------------------------------
                                                    FACE         MARKET
                                                  AMOUNT         VALUE-
                                                   (000)          (000)
-----------------------------------------------------------------------
Exelon Corp.
(1) 6.95%, 6/15/2011                            $  2,000       $  2,027
Florida Power & Light Co.
  7.00%, 9/1/2025                                  2,000          1,918
Florida Power Corp.
  6.875%, 2/1/2008                                 1,850          1,913
Indiana Michigan Power Co.
  6.875%, 7/1/2004                                 2,000          2,077
Kansas City Power & Light
  7.125%, 12/15/2005                               2,000          2,077
National Rural Utilities
  5.75%, 12/1/2008                                 2,000          1,969
PacifiCorp
  6.625%, 6/1/2007                                 1,000          1,020
SCANA Corp.
  6.875%, 5/15/2011                                2,000          2,036
Southern Investments UK PLC
  6.80%, 12/1/2006                                 1,500          1,529
Sprint Capital Corp.
  6.125%, 11/15/2008                               2,000          1,923
Union Electric Co.
  7.375%, 12/15/2004                               1,000          1,066
Washington Gas Light Co.
  6.15%, 1/26/2026                                 1,500          1,518
                                                               --------
                                                                 31,842
                                                               --------

-----------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $161,251)                                               163,874
-----------------------------------------------------------------------
SOVEREIGN BONDS (U.S. DOLLAR-DENOMINATED)
  (1.0%)
-----------------------------------------------------------------------
International-American Dev. Bank
  8.875%, 6/1/2009                                 3,045          3,615
KFW International Finance, Inc.
  7.20%, 3/15/2014                                 2,000          2,236
Metropolitano de Lisboa
(1) 7.42%, 10/15/2016                              1,000          1,031
-----------------------------------------------------------------------
TOTAL SOVEREIGN BONDS
  (COST $6,412)                                                   6,882
-----------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.4%)
-----------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.69-1.72%, 1/2/2002--Note G                     5,163          5,163
  1.75%, 1/2/2002                                 18,375         18,375
-----------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $23,538)                                                 23,538
-----------------------------------------------------------------------
TOTAL INVESTMENTS (100.8%)
  (COST $613,234)                                               702,378
-----------------------------------------------------------------------

----------------------------------------------------------
                                                    MARKET
                                                    VALUE-
                                                     (000)
----------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.8%)
----------------------------------------------------------
Other Assets--Note C                             $   5,763
Liabilities--Note G                                (11,145)
                                                 ---------
                                                    (5,382)
                                                 ---------

----------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------
Applicable to 41,040,152 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                      $ 696,996
==========================================================

NET ASSET VALUE PER SHARE                        $   16.98
==========================================================

- See Note A in Notes to Financial Statements.
* Non-income-producing security.

(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, the aggregate value of these securities was $13,537,000, representing 1.9% of net assets.

(2) Scheduled principal and interest payments are guaranteed by MBIA (Municipal Bond Issuance Association).

(3) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

ADR--American Depositary Receipt.

REIT--Real Estate Investment Trust.

-----------------------------------------------------------------
 AT DECEMBER 31, 2001, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------
                                              AMOUNT          PER
                                               (000)        SHARE
-----------------------------------------------------------------
 Paid-in Capital                            $558,242       $13.60
 Undistributed Net
  Investment Income                           26,170          .64
 Accumulated Net Realized
  Gains--Note E                               23,440          .57
 Unrealized Appreciation--Note F              89,144         2.17
-----------------------------------------------------------------
 NET ASSETS                                 $696,996       $16.98
=================================================================

------------------------------------------------------------
                                                      MARKET
                                                      VALUE-
EQUITY INCOME PORTFOLIO                 SHARES         (000)
------------------------------------------------------------
COMMON STOCKS (96.8%)
------------------------------------------------------------
AUTO & TRANSPORTATION (2.9%)
  Genuine Parts Co.                     62,350       $ 2,288
  Ford Motor Co.                       136,147         2,140
  Union Pacific Corp.                   33,300         1,898
  CSX Corp.                             38,200         1,339
  Norfolk Southern Corp.                67,000         1,228
  The Goodyear Tire & Rubber Co.        42,700         1,017
  Visteon Corp.                          9,178           138
                                                     -------
                                                      10,048
                                                     -------
CONSUMER DISCRETIONARY (6.8%)
  May Department Stores Co.            114,800         4,245
  Gillette Co.                         104,100         3,477
  Kimberly-Clark Corp.                  52,900         3,163
  Avon Products, Inc.                   48,200         2,241
  J.C. Penney Co., Inc.                 82,000         2,206
  The McGraw-Hill Cos., Inc.            31,400         1,915
  Sears, Roebuck & Co.                  37,100         1,767
  Whirlpool Corp.                       22,600         1,657
  Newell Rubbermaid, Inc.               39,600         1,092
  Eastman Kodak Co.                     35,300         1,039
  International Flavors &
    Fragrances, Inc.                    25,900           770
                                                     -------
                                                      23,572
                                                     -------
CONSUMER STAPLES (12.4%)
  Philip Morris Cos., Inc.             172,000         7,886
  PepsiCo, Inc.                        122,540         5,967
  Procter & Gamble Co.                  71,600         5,666
  Anheuser-Busch Cos., Inc.             73,200         3,309
  The Coca-Cola Co.                     62,500         2,947
  Sara Lee Corp.                       112,500         2,501
  General Mills, Inc.                   44,700         2,325
  H.J. Heinz Co.                        48,950         2,013
  Kellogg Co.                           60,200         1,812
  Albertson's, Inc.                     55,700         1,754
  The Clorox Co.                        39,400         1,558
  Hershey Foods Corp.                   21,200         1,435
  ConAgra Foods, Inc.                   57,500         1,367
  Campbell Soup Co.                     45,100         1,347
  UST, Inc.                             31,400         1,099
                                                     -------
                                                      42,986
                                                     -------
FINANCIAL SERVICES (19.7%)
  Bank of America Corp.                152,450         9,597
  Wachovia Corp.                       187,076         5,867
  J.P. Morgan Chase & Co.              157,150         5,712
  Bank One Corp.                       131,440         5,133
  Marsh & McLennan Cos., Inc.           36,450         3,917
  American International
    Group, Inc.                         45,972         3,650
  Washington Mutual, Inc.              110,970         3,629
  Lincoln National Corp.                71,700         3,483
  Wells Fargo Co.                       67,900         2,950
  Morgan Stanley Dean
    Witter & Co.                        50,000         2,797
  PNC Financial Services Group          47,100         2,647
  FleetBoston Financial Corp.           69,700         2,544
  Mellon Financial Corp.                65,900         2,479
  U.S. Bancorp                         117,504         2,459
  St. Paul Cos., Inc.                   54,800         2,410
  Merrill Lynch & Co., Inc.             44,400         2,314
  Fannie Mae                            25,300         2,011
  KeyCorp                               70,400         1,714
  The Chubb Corp.                       24,700         1,704
  SAFECO Corp.                          48,600         1,514
                                                     -------
                                                      68,531
                                                     -------
HEALTH CARE (14.8%)
  Bristol-Myers Squibb Co.             202,200        10,312
  Merck & Co., Inc.                    148,400         8,726
  American Home Products Corp.         129,000         7,915
  GlaxoSmithKline PLC                  126,274         6,291
  Pharmacia Corp.                      110,786         4,725
  Abbott Laboratories                   54,400         3,033
  Johnson & Johnson                     50,400         2,979
  Baxter International, Inc.            51,800         2,778
  Eli Lilly & Co.                       33,900         2,663
  Schering-Plough Corp.                 45,000         1,611
* Zimmer Holdings, Inc.                 20,040           612
                                                     -------
                                                      51,645
                                                     -------
INTEGRATED OILS (13.4%)
  Exxon Mobil Corp.                    397,682        15,629
  ChevronTexaco Corp.                  128,583        11,522
  BP PLC ADR                           242,596        11,283
  Royal Dutch Petroleum Co. ADR         98,200         4,814
  Phillips Petroleum Co.                26,100         1,573
  USX-Marathon Group                    43,100         1,293
  Unocal Corp.                          10,100           364
                                                     -------
                                                      46,478
                                                     -------
OTHER ENERGY (0.8%)
  Baker Hughes, Inc.                    40,000         1,459
  Schlumberger Ltd.                     26,400         1,451
                                                     -------
                                                       2,910
                                                     -------
MATERIALS & PROCESSING (4.3%)
  Dow Chemical Co.                     169,700         5,732
  International Paper Co.               85,627         3,455
  E.I. du Pont de Nemours & Co.         80,141         3,407
  Weyerhaeuser Co.                      46,400         2,509
                                                     -------
                                                      15,103
                                                     -------
PRODUCER DURABLES (2.9%)
  Caterpillar, Inc.                     45,400         2,372
  Emerson Electric Co.                  40,400         2,307
  Pitney Bowes, Inc.                    44,000         1,655
  The Boeing Co.                        32,300         1,253
  Deere & Co.                           27,500         1,201
  Xerox Corp.                           72,800           759
  Lockheed Martin Corp.                 11,300           527
* Imagistics International Inc.          3,264            40
                                                     -------
                                                      10,114
                                                     -------

-----------------------------------------------------------------
                                                           MARKET
                                                           VALUE-
                                            SHARES          (000)
-----------------------------------------------------------------
UTILITIES (14.6%)
  Verizon Communications                   310,408       $ 14,732
  SBC Communications Inc.                  247,676          9,701
  BellSouth Corp.                          108,100          4,124
  AT&T Corp.                               203,750          3,696
  Duke Energy Corp.                         78,600          3,086
  Dominion Resources, Inc.                  45,708          2,747
  Southern Co.                              89,600          2,271
  TXU Corp.                                 42,215          1,990
  Qwest Communications
    International Inc.                      99,066          1,400
  FPL Group, Inc.                           24,000          1,354
  American Electric Power Co., Inc.         28,680          1,248
  ScottishPower PLC ADR                     52,010          1,129
  Xcel Energy, Inc.                         40,600          1,126
* AT&T Wireless Services Inc.               65,566            942
* Edison International                      48,800            737
* Mirant Corp.                              35,626            571
                                                         --------
                                                           50,854
                                                         --------
OTHER (4.2%)
  Minnesota Mining &
    Manufacturing Co.                       49,900          5,899
  General Electric Co.                     137,900          5,527
  Honeywell International Inc.              49,975          1,690
  Fortune Brands, Inc.                      35,900          1,421
                                                         --------
                                                           14,537
                                                         --------

-----------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $238,614)                                         336,778
-----------------------------------------------------------------

-------------------------------------------------------------
                                           FACE
                                         AMOUNT
                                          (000)
-------------------------------------------------------------
TEMPORARY CASH INVESTMENT (3.2%)
-------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.75%, 1/2/2002
  (COST $11,152)                        $11,152        11,152
-------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
  (COST $249,766)                                     347,930
-------------------------------------------------------------

----------------------------------------------------------
                                                    MARKET
                                                    VALUE-
                                                     (000)
----------------------------------------------------------
OTHER ASSETS AND LIABILITIES
----------------------------------------------------------
Other Assets--Note C                                 1,226
Liabilities                                         (1,210)
                                                 ---------
                                                        16
                                                 ---------

----------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------
Applicable to 17,580,462 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                      $ 347,946
==========================================================

NET ASSET VALUE PER SHARE                        $   19.79
==========================================================

- See Note A in Notes to Financial Statements.

* Non-income-producing security.

ADR--American Depositary Receipt.

-----------------------------------------------------------
AT DECEMBER 31, 2001, NET ASSETS CONSISTED OF:
-----------------------------------------------------------
                                        AMOUNT          PER
                                         (000)        SHARE
-----------------------------------------------------------
Paid-in Capital                       $239,057       $13.60
Undistributed Net
 Investment Income                       9,275          .53
Accumulated Net Realized
 Gains--Note E                           1,450          .08
Unrealized Appreciation--Note F         98,164         5.58
-----------------------------------------------------------
NET ASSETS                            $347,946       $19.79
===========================================================

---------------------------------------------------------------------
                                                               MARKET
                                                               VALUE-
DIVERSIFIED VALUE PORTFOLIO                     SHARES          (000)
---------------------------------------------------------------------
COMMON STOCKS (96.2%)
---------------------------------------------------------------------
CONSUMER DISCRETIONARY (19.4%)
  Sears, Roebuck & Co.                         117,600       $  5,603
* Cendant Corp.                                266,500          5,226
  Waste Management, Inc.                       157,900          5,039
  Wendy's International, Inc.                  170,900          4,985
* Service Corp. International                  860,600          4,294
* Toys R Us, Inc.                              182,200          3,779
  Newell Rubbermaid, Inc.                       96,800          2,669
* Kmart Corp.                                  393,200          2,147
                                                             --------
                                                               33,742
                                                             --------
CONSUMER STAPLES (5.3%)
  Philip Morris Cos., Inc.                     113,000          5,181
  Imperial Tobacco Group ADR                   152,000          4,078
                                                             --------
                                                                9,259
                                                             --------
FINANCIAL SERVICES (25.9%)
  BANKS--NEW YORK CITY (3.1%)
  J.P. Morgan Chase & Co.                      149,050          5,418

  BANKS--OUTSIDE NEW YORK CITY (5.4%)
  Bank of America Corp.                         84,200          5,300
  National City Corp.                          140,900          4,120

  DIVERSIFIED FINANCIAL SERVICES (4.3%)
  Citigroup, Inc.                              104,600          5,280
  John Hancock Financial
    Services, Inc.                              51,800          2,139

  FINANCE--SMALL LOAN (1.8%)
  USA Education Inc.                            38,100          3,201

  FINANCIAL--MISCELLANEOUS (3.0%)
  MGIC Investment Corp.                         85,100          5,252

  INSURANCE--MULTILINE (3.0%)
  Allstate Corp.                               152,500          5,139

  INSURANCE--PROPERTY-CASUALTY (1.0%)
  XL Capital Ltd. Class A                       18,900          1,727

  REAL ESTATE INVESTMENT TRUST (2.1%)
  Crescent Real Estate, Inc. REIT              203,500          3,685

  SAVINGS & LOAN (2.2%)
  Washington Mutual, Inc.                      115,250          3,769
                                                             --------
                                                               45,030
                                                             --------
HEALTH CARE (2.5%)
* Watson Pharmaceuticals, Inc.                  87,200          2,737
  Bristol-Myers Squibb Co.                      31,800          1,622
                                                             --------
                                                                4,359
                                                             --------
INTEGRATED OILS (7.7%)
  Occidental Petroleum Corp.                   191,300          5,075
  Phillips Petroleum Co.                        50,200          3,025
  BP PLC ADR                                    59,112          2,749
  Conoco Inc.                                   89,400          2,530
                                                             --------
                                                               13,379
                                                             --------
OTHER ENERGY (7.3%)
  Williams Cos., Inc.                          210,800          5,380
  Baker Hughes, Inc.                            86,000          3,136
  Transocean Sedco Forex Inc.                   66,220          2,240
  GlobalSantaFe Corp.                           66,367          1,893
                                                             --------
                                                               12,649
                                                             --------
MATERIALS & PROCESSING (4.9%)
  Lyondell Chemical Co.                        391,200          5,606
  Crompton Corp.                               162,384          1,462
  Millennium Chemicals, Inc.                   114,800          1,447
                                                             --------
                                                                8,515
                                                             --------
PRODUCER DURABLES (4.4%)
  The Boeing Co.                               118,100          4,580
  Emerson Electric Co.                          55,400          3,163
                                                             --------
                                                                7,743
                                                             --------
UTILITIES (15.4%)
  Entergy Corp.                                137,300          5,370
  American Electric Power Co., Inc.            105,940          4,612
  Northeast Utilities                          195,600          3,448
  Verizon Communications                        66,560          3,159
  SBC Communications Inc.                       79,400          3,110
  Reliant Energy, Inc.                         109,200          2,896
  Southern Co.                                 111,000          2,814
* Mirant Corp.                                  91,596          1,467
                                                             --------
                                                               26,876
                                                             --------
OTHER (3.4%)
  ITT Industries, Inc.                          72,300          3,651
  Honeywell International Inc.                  67,800          2,293
                                                             --------
                                                                5,944
                                                             --------

---------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $174,430)                                             167,496
---------------------------------------------------------------------

-----------------------------------------------------------------------
                                                   FACE          MARKET
                                                 AMOUNT          VALUE-
                                                  (000)           (000)
-----------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (4.4%)
-----------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  1.75%, 1/2/2002
  (COST $7,583)                                  $7,583       $   7,583
-----------------------------------------------------------------------
TOTAL INVESTMENTS (100.6%)
  (COST $182,013)                                               175,079
-----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.6%)
-----------------------------------------------------------------------
Other Assets--Note C                                                641
Liabilities                                                      (1,661)
                                                              ---------
                                                                 (1,020)
                                                              ---------

-----------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------
Applicable to 16,329,741 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                   $ 174,059
=======================================================================

NET ASSET VALUE PER SHARE                                     $   10.66
=======================================================================

- See Note A in Notes to Financial Statements.

* Non-income-producing security.

ADR--American Depositary Receipt.

REIT--Real Estate Investment Trust.

----------------------------------------------------------------------------
                                                        AMOUNT           PER
                                                         (000)         SHARE
----------------------------------------------------------------------------
AT DECEMBER 31, 2001, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------
 Paid-in Capital                                     $ 179,013        $10.96
 Undistributed Net
  Investment Income                                      3,214           .20
 Accumulated Net Realized
  Losses--Note E                                        (1,234)         (.08)
 Unrealized Depreciation--Note F                        (6,934)         (.42)
----------------------------------------------------------------------------
 NET ASSETS                                          $ 174,059        $10.66
============================================================================

-----------------------------------------------------------------
                                                           MARKET
                                                           VALUE-
EQUITY INDEX PORTFOLIO                     SHARES           (000)
-----------------------------------------------------------------
COMMON STOCKS (99.6%)(1)
-----------------------------------------------------------------
  General Electric Co.                  1,157,408       $  46,389
* Microsoft Corp.                         627,900          41,598
  Exxon Mobil Corp.                       797,404          31,338
  Citigroup, Inc.                         599,748          30,275
  Wal-Mart Stores, Inc.                   519,584          29,902
  Pfizer, Inc.                            732,878          29,205
  Intel Corp.                             782,412          24,607
  International Business
    Machines Corp.                        200,764          24,284
  American International
    Group, Inc.                           304,536          24,180
  Johnson & Johnson                       357,565          21,132
* AOL Time Warner Inc.                    515,933          16,561
  Merck & Co., Inc.                       265,156          15,591
* Cisco Systems, Inc.                     854,832          15,481
  SBC Communications Inc.                 391,746          15,345
  Verizon Communications                  316,340          15,013
  Home Depot, Inc.                        273,135          13,933
  Tyco International Ltd.                 232,546          13,697
  The Coca-Cola Co.                       289,762          13,662
  Royal Dutch Petroleum Co. ADR           247,480          12,131
  Procter & Gamble Co.                    150,944          11,944
  Philip Morris Cos., Inc.                252,469          11,576
  Bank of America Corp.                   183,613          11,558
  Bristol-Myers Squibb Co.                225,800          11,516
  ChevronTexaco Corp.                     124,272          11,136
  Eli Lilly & Co.                         131,004          10,289
  Abbott Laboratories                     181,156          10,099
  PepsiCo, Inc.                           204,149           9,940
  American Home Products Corp.            153,700           9,431
  Fannie Mae                              116,596           9,269
* Viacom Inc. Class B                     204,884           9,046
* Oracle Corp.                            648,924           8,962
  Wells Fargo Co.                         197,840           8,596
  J.P. Morgan Chase & Co.                 230,260           8,370
  BellSouth Corp.                         219,008           8,355
* Dell Computer Corp.                     304,600           8,279
  AT&T Corp.                              412,856           7,489
  Medtronic, Inc.                         141,252           7,234
  Morgan Stanley Dean
    Witter & Co.                          128,018           7,161
* Amgen, Inc.                             121,996           6,885
  Pharmacia Corp.                         150,170           6,405
  Schering-Plough Corp.                   170,888           6,119
  Texas Instruments, Inc.                 202,168           5,661
  American Express Co.                    155,771           5,559
  Minnesota Mining &
    Manufacturing Co.                      45,609           5,391
  Freddie Mac                              81,156           5,308
  Bank One Corp.                          135,768           5,302
  Merrill Lynch & Co., Inc.                98,800           5,149
  E.I. du Pont de Nemours & Co.           119,654           5,086
  Wachovia Corp.                          158,962           4,985
  The Walt Disney Co.                     237,930           4,930
* WorldCom Inc.-
    WorldCom Group                        344,335           4,848
  U.S. Bancorp                            227,756           4,767
  Anheuser-Busch Cos., Inc.               103,240           4,667
* Sun Microsystems, Inc.                  378,400           4,654
  Hewlett-Packard Co.                     226,496           4,652
* QUALCOMM Inc.                            89,300           4,510
  FleetBoston Financial Corp.             121,639           4,440
  Target Corp.                            105,432           4,328
* AT&T Wireless Services Inc.             295,429           4,245
  Automatic Data Processing, Inc.          71,972           4,239
  Lowe's Cos., Inc.                        90,456           4,198
  Fifth Third Bancorp                      67,428           4,135
  Gillette Co.                            123,256           4,117
  Walgreen Co.                            118,712           3,996
  McDonald's Corp.                        150,086           3,973
  Motorola, Inc.                          259,653           3,900
  Unilever NV ADR                          66,649           3,840
* Applied Materials, Inc.                  95,388           3,825
  Electronic Data Systems Corp.            55,400           3,798
  The Boeing Co.                           97,793           3,792
  Colgate-Palmolive Co.                    64,336           3,715
  Baxter International, Inc.               68,942           3,697
  Schlumberger Ltd.                        67,226           3,694
  Kimberly-Clark Corp.                     61,388           3,671
  Duke Energy Corp.                        90,646           3,559
  Dow Chemical Co.                        105,313           3,557
* Clear Channel
    Communications, Inc.                   69,510           3,539
  Alcoa Inc.                               99,176           3,526
  United Technologies Corp.                54,527           3,524
  The Bank of New York Co., Inc.           85,996           3,509
  MBNA Corp.                               99,410           3,499
  First Data Corp.                         44,564           3,496
* EMC Corp.                               258,716           3,477
  Marsh & McLennan Cos., Inc.              32,085           3,448
* Comcast Corp. Special Class A            95,489           3,438
  Cardinal Health, Inc.                    52,668           3,406
  Washington Mutual, Inc.                 101,890           3,332
  Ford Motor Co.                          211,315           3,322
  Honeywell International Inc.             94,967           3,212
  General Motors Corp.                     64,874           3,153
  Household International, Inc.            53,260           3,086
  Emerson Electric Co.                     49,980           2,854
  Allstate Corp.                           83,316           2,808
  Nortel Networks Corp.                   373,924           2,804
* Sprint PCS                              114,612           2,798
* Kohl's Corp.                             39,100           2,754
  Qwest Communications
    International Inc.                    194,521           2,749
  Phillips Petroleum Co.                   44,569           2,686

---------------------------------------------------------------
                                                         MARKET
                                                         VALUE-
                                           SHARES         (000)
---------------------------------------------------------------
  Metropolitan Life Insurance Co.          84,700       $ 2,683
  El Paso Corp.                            59,570         2,657
  UnitedHealth Group Inc.                  36,476         2,581
  Lucent Technologies, Inc.               396,930         2,497
  Charles Schwab Corp.                    159,700         2,471
* Safeway, Inc.                            58,600         2,447
  Illinois Tool Works, Inc.                35,493         2,404
  Lockheed Martin Corp.                    51,196         2,389
  Waste Management, Inc.                   73,361         2,341
* Costco Wholesale Corp.                   52,682         2,338
  Computer Associates
    International, Inc.                    67,299         2,321
  HCA Inc.                                 59,857         2,307
  International Paper Co.                  56,131         2,265
* Cendant Corp.                           114,284         2,241
  ALLTEL Corp.                             36,296         2,241
* Tenet Healthcare Corp.                   37,897         2,225
  General Mills, Inc.                      42,434         2,207
* Micron Technology, Inc.                  69,794         2,164
  SunTrust Banks, Inc.                     33,818         2,120
* Veritas Software Corp.                   46,957         2,105
  Caterpillar, Inc.                        40,066         2,093
  Gannett Co., Inc.                        30,892         2,077
  Sprint Corp.                            103,326         2,075
  Conoco Inc.                              73,296         2,074
  National City Corp.                      70,556         2,063
  Southern Co.                             80,925         2,051
  Mellon Financial Corp.                   54,520         2,051
  Sysco Corp.                              78,060         2,047
  Sara Lee Corp.                           91,252         2,029
  State Street Corp.                       38,000         1,986
* Maxim Integrated Products, Inc.          37,609         1,975
* The Kroger Co.                           93,504         1,951
  Omnicom Group Inc.                       21,700         1,939
* Concord EFS, Inc.                        59,000         1,934
  Compaq Computer Corp.                   197,290         1,926
  Carnival Corp.                           68,300         1,918
  Harley-Davidson, Inc.                    35,300         1,917
  BB&T Corp.                               52,845         1,908
  General Dynamics Corp.                   23,560         1,876
* Analog Devices, Inc.                     42,100         1,869
  Lehman Brothers Holdings, Inc.           27,900         1,864
  PNC Financial Services Group             32,957         1,852
  Dominion Resources, Inc.                 30,642         1,842
* Best Buy Co., Inc.                       24,600         1,832
  The Hartford Financial
    Services Group Inc.                    28,576         1,795
* FedEx Corp.                              34,588         1,794
  Exelon Corp.                             37,444         1,793
  Sears, Roebuck & Co.                     37,607         1,792
* Guidant Corp.                            35,500         1,768
  NIKE, Inc. Class B                       31,280         1,759
* Immunex Corp.                            63,400         1,757
* Forest Laboratories, Inc.                20,700         1,696
  H.J. Heinz Co.                           40,811         1,678
  Union Pacific Corp.                      28,998         1,653
  Southwest Airlines Co.                   89,126         1,647
  Anadarko Petroleum Corp.                 28,966         1,647
  American Electric Power Co., Inc.        37,635         1,638
  Northern Trust Corp.                     26,008         1,566
  CIGNA Corp.                              16,867         1,563
  USA Education Inc.                       18,300         1,538
  Williams Cos., Inc.                      60,029         1,532
* Agilent Technologies, Inc.               53,664         1,530
  Paychex, Inc.                            43,625         1,520
* Xilinx, Inc.                             38,900         1,519
* Siebel Systems, Inc.                     53,800         1,505
  AFLAC Inc.                               60,800         1,493
  Albertson's, Inc.                        47,356         1,491
  ConAgra Foods, Inc.                      62,602         1,488
  Raytheon Co.                             45,537         1,479
* Genzyme Corp.                            24,400         1,461
  TXU Corp.                                30,874         1,456
  Equity Office Properties
    Trust REIT                             48,200         1,450
  Linear Technology Corp.                  36,900         1,441
  John Hancock Financial
    Services, Inc.                         34,800         1,437
  Baker Hughes, Inc.                       39,126         1,427
  Kellogg Co.                              47,358         1,425
  Campbell Soup Co.                        47,674         1,424
* PeopleSoft, Inc.                         35,300         1,419
  XL Capital Ltd. Class A                  15,500         1,416
  The Gap, Inc.                           100,379         1,399
  The McGraw-Hill Cos., Inc.               22,568         1,376
  The Chubb Corp.                          19,818         1,367
  Weyerhaeuser Co.                         25,214         1,364
  Wm. Wrigley Jr. Co.                      26,458         1,359
  Capital One Financial Corp.              25,000         1,349
  CVS Corp.                                45,504         1,347
* JDS Uniphase Corp.                      154,620         1,342
  Alcan Inc.                               37,312         1,341
  Stryker Corp.                            22,900         1,337
  Masco Corp.                              53,458         1,310
  Interpublic Group of Cos., Inc.          43,962         1,299
  Tribune Co.                              34,654         1,297
  Northrop Grumman Corp.                   12,862         1,297
  May Department Stores Co.                34,904         1,291
  The Progressive Corp.                     8,600         1,284
  Burlington Northern
    Santa Fe Corp.                         44,998         1,284
  Avon Products, Inc.                      27,488         1,278
  TJX Cos., Inc.                           31,744         1,265
  Transocean Sedco Forex Inc.              37,100         1,255
  Air Products & Chemicals, Inc.           26,706         1,253
* Broadcom Corp.                           30,500         1,247

-------------------------------------------------------------
                                                       MARKET
                                                       VALUE-
EQUITY INDEX PORTFOLIO                   SHARES         (000)
-------------------------------------------------------------
  McKesson Corp.                         33,303       $ 1,246
  Loews Corp.                            22,300         1,235
  FirstEnergy Corp.                      34,688         1,213
* Sanmina-SCI Corp.                      60,660         1,207
* King Pharmaceuticals, Inc.             28,633         1,206
  KeyCorp                                49,316         1,200
  Deere & Co.                            27,438         1,198
  Comerica, Inc.                         20,850         1,195
* Yahoo! Inc.                            66,300         1,176
  FPL Group, Inc.                        20,546         1,159
* MedImmune Inc.                         24,900         1,154
  Occidental Petroleum Corp.             43,469         1,153
  Progress Energy, Inc.                  25,475         1,147
* Bed Bath & Beyond, Inc.                33,800         1,146
  Allergan, Inc.                         15,236         1,143
  Marriott International,
    Inc. Class A                         28,106         1,143
* Boston Scientific Corp.                46,984         1,133
* NVIDIA Corp.                           16,800         1,124
  Xcel Energy, Inc.                      40,253         1,117
  Aon Corp.                              31,300         1,112
  Archer-Daniels-Midland Co.             76,994         1,105
  Golden West Financial Corp.            18,378         1,082
  USX-Marathon Group                     36,019         1,081
* KLA-Tencor Corp.                       21,800         1,080
* Solectron Corp.                        95,500         1,077
  The Clorox Co.                         27,126         1,073
  Franklin Resources Corp.               30,400         1,072
  Lincoln National Corp.                 22,074         1,072
  Hershey Foods Corp.                    15,790         1,069
  Pitney Bowes, Inc.                     28,354         1,066
  St. Paul Cos., Inc.                    24,196         1,064
* Intuit, Inc.                           24,700         1,057
  Dynegy, Inc.                           40,800         1,040
  Praxair, Inc.                          18,821         1,040
  Public Service Enterprise
    Group, Inc.                          24,368         1,028
  PPG Industries, Inc.                   19,825         1,025
  Unocal Corp.                           28,399         1,024
* NEXTEL Communications, Inc.            93,000         1,019
* AES Corp.                              62,081         1,015
  Danaher Corp.                          16,700         1,007
  Entergy Corp.                          25,750         1,007
* Staples, Inc.                          53,700         1,004
  Consolidated Edison Inc.               24,755           999
  Becton, Dickinson & Co.                30,120           998
  Eastman Kodak Co.                      33,906           998
  Barrick Gold Corp.                     62,461           996
* Univision Communications Inc.          24,500           991
* Biogen, Inc.                           17,200           986
  SouthTrust Corp.                       39,900           984
  Corning, Inc.                         110,134           982
  Coca-Cola Enterprises, Inc.            51,800           981
* Computer Sciences Corp.                19,864           973
  Biomet, Inc.                           31,392           970
  Applied Biosystems Group-
    Applera Corp.                        24,632           967
* Chiron Corp.                           22,000           964
  H & R Block, Inc.                      21,336           954
* Altera Corp.                           44,800           951
  Cintas Corp.                           19,800           950
  MBIA, Inc.                             17,350           930
* Fiserv, Inc.                           21,850           925
  Reliant Energy, Inc.                   34,686           920
* Federated Department
    Stores, Inc.                         22,300           912
* AutoZone Inc.                          12,600           905
* Apple Computer, Inc.                   40,892           896
* Lexmark International, Inc.            15,100           891
  Delphi Automotive
    Systems Corp.                        65,160           890
  Rohm & Haas Co.                        25,701           890
  Burlington Resources, Inc.             23,411           879
* Wellpoint Health
    Networks Inc. Class A                 7,500           876
  Dover Corp.                            23,560           873
  Xerox Corp.                            83,794           873
  CSX Corp.                              24,908           873
* PG&E Corp.                             45,005           866
  Mattel, Inc.                           50,342           866
  Adobe Systems, Inc.                    27,600           857
  Newell Rubbermaid, Inc.                31,074           857
  Synovus Financial Corp.                33,950           850
* Starbucks Corp.                        44,400           846
* Network Appliance, Inc.                38,600           844
* Tricon Global Restaurants, Inc.        17,030           838
  J.C. Penney Co., Inc.                  30,756           827
  Johnson Controls, Inc.                 10,236           827
  Norfolk Southern Corp.                 44,889           823
  Ingersoll-Rand Co.                     19,500           815
  Jefferson-Pilot Corp.                  17,485           809
  AmSouth Bancorp                        42,442           802
  DTE Energy Co.                         18,986           796
  Apache Corp.                           15,950           796
  Regions Financial Corp.                26,400           790
  Equity Residential Properties
    Trust REIT                           27,300           784
* St. Jude Medical, Inc.                 10,088           783
  The Pepsi Bottling Group, Inc.         33,100           778
  MGIC Investment Corp.                  12,600           778
  AmerisourceBergen Corp.                12,100           769
  New York Times Co. Class A             17,664           764
* Convergys Corp.                        20,000           750
  UnumProvident Corp.                    28,223           748
* Mirant Corp.                           46,604           747
  Genuine Parts Co.                      20,169           740
  Georgia Pacific Group                  26,799           740
  The Limited, Inc.                      49,884           734

------------------------------------------------------------
                                                      MARKET
                                                      VALUE-
                                         SHARES        (000)
------------------------------------------------------------
  Union Planters Corp.                   16,200       $  731
  Kinder Morgan, Inc.                    13,000          724
  Moody's Corp.                          18,134          723
  Avery Dennison Corp.                   12,710          718
  Cincinnati Financial Corp.             18,800          717
* Tellabs, Inc.                          47,792          715
  Charter One Financial, Inc.            26,162          710
  Ambac Financial Group Inc.             12,250          709
  Molex, Inc.                            22,750          704
  Stilwell Financial, Inc.               25,800          702
* Zimmer Holdings, Inc.                  22,600          690
  Starwood Hotels &
    Resorts Worldwide, Inc.              23,000          687
  Fortune Brands, Inc.                   17,339          686
  Textron, Inc.                          16,520          685
* International Game Technology          10,000          683
  Ameren Corp.                           16,055          679
* HEALTHSOUTH Corp.                      45,727          678
  UST, Inc.                              19,293          675
* LSI Logic Corp.                        42,682          674
  IMS Health, Inc.                       34,468          672
  Willamette Industries, Inc.            12,874          671
* Office Depot, Inc.                     35,700          662
* Novellus Systems, Inc.                 16,700          659
* Sabre Holdings Corp.                   15,503          657
  Halliburton Co.                        49,991          655
  Amerada Hess Corp.                     10,278          642
  Kerr-McGee Corp.                       11,705          641
  Bear Stearns Co., Inc.                 10,907          640
* Teradyne, Inc.                         21,100          636
  Knight Ridder Inc.                      9,736          632
  Parker Hannifin Corp.                  13,742          631
* National Semiconductor Corp.           20,454          630
  RadioShack Corp.                       20,888          629
  Circuit City Stores, Inc.              24,224          629
* Advanced Micro Devices, Inc.           39,532          627
  Cinergy Corp.                          18,473          618
  Eaton Corp.                             8,100          603
  Family Dollar Stores, Inc.             20,100          603
  Ecolab, Inc.                           14,926          601
* Calpine Corp.                          35,500          596
  PACCAR, Inc.                            9,060          595
  Sempra Energy                          24,159          593
  PPL Corp.                              16,991          592
  Countrywide Credit
    Industries, Inc.                     14,200          582
  Whirlpool Corp.                         7,890          579
  Vulcan Materials Co.                   12,000          575
  Dollar General Corp.                   38,450          573
* Edison International                   37,894          572
  Torchmark Corp.                        14,494          570
  Zions Bancorp                          10,800          568
  Devon Energy Corp.                     14,624          565
* Nabors Industries, Inc.                16,400          563
  KeySpan Corp.                          16,200          561
  NiSource, Inc.                         24,072          555
* TMP Worldwide, Inc.                    12,900          553
  Aetna Inc.                             16,675          550
* CIENA Corp.                            38,100          545
* Robert Half International, Inc.        20,400          545
  TRW, Inc.                              14,686          544
  Dow Jones & Co., Inc.                   9,931          544
  CenturyTel, Inc.                       16,450          540
* Comcast Corp. Class A                  14,931          538
  Tiffany & Co.                          17,000          535
  Allegheny Energy, Inc.                 14,559          527
* Health Management
    Associates Class A                   28,600          526
  Leggett & Platt, Inc.                  22,800          524
* Noble Drilling Corp.                   15,400          524
  EOG Resources, Inc.                    13,400          524
* Jabil Circuit, Inc.                    23,000          523
  W.W. Grainger, Inc.                    10,860          521
  ITT Industries, Inc.                   10,288          520
* Waters Corp.                           13,200          511
* Compuware Corp.                        43,300          511
  Constellation Energy Group, Inc.       19,051          506
  VF Corp.                               12,960          506
  PerkinElmer, Inc.                      14,386          504
  Huntington Bancshares Inc.             29,251          503
  T. Rowe Price Group Inc.               14,400          500
* Citrix Systems, Inc.                   21,900          496
  Sherwin-Williams Co.                   18,024          496
  Brown-Forman Corp. Class B              7,899          494
* Thermo Electron Corp.                  20,700          494
* Harrah's Entertainment, Inc.           13,057          483
* Comverse Technology, Inc.              21,600          483
* QLogic Corp.                           10,800          481
  Darden Restaurants Inc.                13,567          480
* Toys R Us, Inc.                        23,118          479
  Nucor Corp.                             8,969          475
  Hilton Hotels Corp.                    42,957          469
* Unisys Corp.                           37,205          467
* BMC Software, Inc.                     28,383          465
  SAFECO Corp.                           14,880          464
  The Stanley Works                       9,870          460
  The Goodyear Tire & Rubber Co.         18,949          451
  Newmont Mining Corp.                   22,855          437
  Scientific-Atlanta, Inc.               18,190          435
* Conexant Systems, Inc.                 29,700          426
  TECO Energy, Inc.                      16,200          425
* Jones Apparel Group, Inc.              12,800          425
* ADC Telecommunications, Inc.           91,900          423
  Delta Air Lines, Inc.                  14,442          423
  Symbol Technologies, Inc.              26,550          422
  Engelhard Corp.                        15,133          419
  Placer Dome, Inc.                      38,188          417
* NCR Corp.                              11,300          417

---------------------------------------------------------------------
                                                               MARKET
                                                               VALUE-
EQUITY INDEX PORTFOLIO                        SHARES            (000)
---------------------------------------------------------------------
  Rockwell Collins, Inc.                      21,309       $      416
  Pinnacle West Capital Corp.                  9,900              414
* PMC Sierra Inc.                             19,200              408
  Equifax, Inc.                               16,900              408
  Centex Corp.                                 7,114              406
* Avaya Inc.                                  33,360              405
* Sealed Air Corp.                             9,845              402
* AMR Corp.                                   17,986              399
  R.R. Donnelley & Sons Co.                   13,327              396
* Applied Micro Circuits Corp.                34,700              393
* Watson Pharmaceuticals, Inc.                12,400              389
  C.R. Bard, Inc.                              5,983              386
  Cooper Industries, Inc.                     10,984              384
  Rockwell International Corp.                21,409              382
  CMS Energy Corp.                            15,500              372
  Ashland, Inc.                                8,026              370
* Inco Ltd.                                   21,207              359
  The Mead Corp.                              11,616              359
  Wendy's International, Inc.                 12,141              354
  Black & Decker Corp.                         9,312              351
  Fluor Corp.                                  9,342              349
* Citizens Communications Co.                 32,600              348
  Eastman Chemical Co.                         8,894              347
  Pall Corp.                                  14,256              343
  SuperValu Inc.                              15,476              342
  Sunoco, Inc.                                 9,105              340
  Westvaco Corp.                              11,940              340
  Millipore Corp.                              5,565              338
  Sigma-Aldrich Corp.                          8,538              336
* American Power
    Conversion Corp.                          22,800              330
* Mercury Interactive Corp.                    9,700              330
* Pactiv Corp.                                18,561              329
* Niagara Mohawk Holdings Inc.                18,562              329
  Temple-Inland Inc.                           5,801              329
  Hasbro, Inc.                                20,200              328
  International Flavors &
    Fragrances, Inc.                          11,007              327
  Deluxe Corp.                                 7,749              322
* Allied Waste Industries, Inc.               22,900              322
  Nordstrom, Inc.                             15,686              317
* Kmart Corp.                                 58,053              317
  Goodrich Corp.                              11,858              316
  Pulte Homes, Inc.                            6,944              310
  Liz Claiborne, Inc.                          6,224              310
* Gateway, Inc.                               37,700              303
  Phelps Dodge Corp.                           9,259              300
  Alberto-Culver Co. Class B                   6,702              300
  Bemis Co., Inc.                              6,077              299
* Manor Care, Inc.                            11,826              280
  Maytag Corp.                                 8,978              279
* Tektronix, Inc.                             10,704              276
* Vitesse Semiconductor Corp.                 22,200              276
  Navistar International Corp.                 6,835              270
* Palm, Inc.                                  66,091              256
  Dana Corp.                                  17,326              240
* Parametric Technology Corp.                 30,600              239
  Bausch & Lomb, Inc.                          6,316              238
  Autodesk, Inc.                               6,360              237
  KB HOME                                      5,865              235
  Winn-Dixie Stores, Inc.                     16,426              234
* Humana Inc.                                 19,700              232
  Boise Cascade Corp.                          6,736              229
  Visteon Corp.                               15,098              227
  Snap-On Inc.                                 6,678              225
  Adolph Coors Co. Class B                     4,205              225
* Quintiles Transnational Corp.               13,900              223
  Ball Corp.                                   3,146              222
  Brunswick Corp.                             10,202              222
  NICOR Inc.                                   5,189              216
* Rowan Cos., Inc.                            10,931              212
* Andrew Corp.                                 9,511              208
  Meredith Corp.                               5,822              208
* Freeport-McMoRan Copper &
    Gold, Inc. Class B                        15,200              204
* Novell, Inc.                                42,279              194
  Cummins Inc.                                 4,899              189
  USX-U.S. Steel Group                        10,378              188
* Reebok International Ltd.                    6,786              180
  Crane Co.                                    6,998              179
* Conseco Inc.                                40,138              179
  Peoples Energy Corp.                         4,185              159
  Allegheny Technologies Inc.                  9,366              157
  Ryder System, Inc.                           7,015              155
  Dillard's Inc.                               9,706              155
  Worthington Industries, Inc.                 9,986              142
  Thomas & Betts Corp.                         6,702              142
  Great Lakes Chemical Corp.                   5,825              141
  Big Lots Inc.                               13,328              139
  Cooper Tire & Rubber Co.                     8,448              135
  Tupperware Corp.                             6,829              131
* Hercules, Inc.                              12,778              128
  Providian Financial Corp.                   33,424              119
* Sapient Corp.                               14,700              113
  Louisiana-Pacific Corp.                     12,282              104
  American Greetings Corp. Class A             7,378              102
* Power-One, Inc.                              9,300               97
* Viacom Inc. Class A                          2,112               93
* McDermott International, Inc.                7,171               88
* US Airways Group, Inc.                       8,001               51
* Freeport-McMoRan Copper &
    Gold, Inc. Class A                         1,600               21
  National Service Industries, Inc.            1,563                3
---------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $885,278)                                           1,220,145
---------------------------------------------------------------------

--------------------------------------------------------------------------
                                                    FACE            MARKET
                                                  AMOUNT            VALUE-
                                                   (000)             (000)
--------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.4%)(1)
--------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP
(2) 1.74%, 3/28/2002                             $   500       $       498
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.75%, 1/2/2002                                  4,183             4,183
--------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $4,681)                                                      4,681
--------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
  (COST $889,959)                                                1,224,826
--------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
--------------------------------------------------------------------------
Other Assets--Note C                                                 4,034
Liabilities                                                         (3,626)
                                                               -----------
                                                                       408
                                                               -----------

--------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------
Applicable to 40,964,481 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                    $ 1,225,234
==========================================================================

NET ASSET VALUE PER SHARE                                      $     29.91
==========================================================================

- See Note A in Notes to Financial Statements.
* Non-income-producing security.

(1) The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets. See Note F in Notes to Financial Statements.

(2) Security segregated as initial margin for open futures contracts.

ADR--American Depositary Receipt.

REIT--Real Estate Investment Trust.

----------------------------------------------------------------------------
                                                         AMOUNT          PER
                                                          (000)        SHARE
----------------------------------------------------------------------------
AT DECEMBER 31, 2001, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------
 Paid-in Capital                                     $  801,618       $19.57
 Undistributed Net
  Investment Income                                      17,467          .43
 Accumulated Net Realized
  Gains--Note E                                          71,244         1.74
 Unrealized Appreciation--Note F
  Investment Securities                                 334,867         8.17
  Futures Contracts                                          38           --
----------------------------------------------------------------------------
NET ASSETS                                           $1,225,234        29.91
============================================================================

------------------------------------------------------------------------------------------
                                                                                   MARKET
                                                                                   VALUE-
MID-CAP INDEX PORTFOLIO                                        SHARES               (000)
------------------------------------------------------------------------------------------
COMMON STOCKS (100.1%)
------------------------------------------------------------------------------------------
*  IDEC Pharmaceuticals Corp.                                  45,304           $   3,123
*  Electronic Arts Inc.                                        40,740               2,442
*  SunGard Data Systems, Inc.                                  83,020               2,402
   M & T Bank Corp.                                            28,001               2,040
*  Quest Diagnostics, Inc.                                     28,400               2,037
   Marshall & Ilsley Corp.                                     31,270               1,979
*  Affiliated Computer
     Services, Inc. Class A                                    17,900               1,900
*  Gilead Sciences, Inc.                                       28,500               1,873
*  DST Systems, Inc.                                           35,700               1,780
*  SPX Corp.                                                   12,022               1,646
*  Millennium Pharmaceuticals, Inc.                            65,800               1,613
   R.J. Reynolds Tobacco
     Holdings, Inc.                                            28,400               1,599
*  Cadence Design Systems, Inc.                                72,690               1,593
*  BJ Services Co.                                             48,700               1,580
   Telephone & Data Systems, Inc.                              17,370               1,559
   North Fork Bancorp, Inc.                                    48,170               1,541
*  Microchip Technology, Inc.                                  39,642               1,536
   National Commerce
     Financial Corp.                                           60,512               1,531
*  Apollo Group, Inc. Class A                                  33,875               1,525
   Washington Post Co. Class B                                  2,870               1,521
*  American Standard Cos., Inc.                                21,280               1,452
   SEI Corp.                                                   32,000               1,444
*  CDW Computer Centers, Inc.                                  26,200               1,407
   Mylan Laboratories, Inc.                                    37,320               1,400
*  Symantec Corp.                                              20,710               1,374
   First Tennessee National Corp.                              37,610               1,364
*  Sepracor Inc.                                               23,220               1,325
*  Weatherford International, Inc.                             34,070               1,269
   Dime Bancorp, Inc.                                          35,060               1,265
   American Water Works Co., Inc.                              29,590               1,235
   Radian Group, Inc.                                          27,900               1,198
   Tyson Foods, Inc.                                          103,537               1,196
*  IVAX Corp.                                                  58,393               1,176
*  E*TRADE Group, Inc.                                        110,555               1,133
   Murphy Oil Corp.                                            13,400               1,126
*  Rational Software Corp.                                     57,460               1,120
*  BISYS Group, Inc.                                           17,500               1,120
   Hormel Foods Corp.                                          41,220               1,108
*  Express Scripts Inc.                                        23,600               1,104
   TCF Financial Corp.                                         22,760               1,092
   Ultramar Diamond
     Shamrock Corp.                                            21,978               1,087
   Compass Bancshares Inc.                                     37,800               1,070
*  Network Associates, Inc.                                    41,230               1,066
   Green Point Financial Corp.                                 29,740               1,063
   Golden State Bancorp Inc.                                   40,300               1,054
*  L-3 Communications Holdings, Inc.                           11,600               1,044
*  Synopsys, Inc.                                              17,540               1,036
   A.G. Edwards & Sons, Inc.                                   23,440               1,035
*  Dollar Tree Stores, Inc.                                    33,375               1,032
   Hillenbrand Industries, Inc.                                18,640               1,030
*  Atmel Corp.                                                137,900               1,016
   Banknorth Group, Inc.                                       45,113               1,016
*  Barr Laboratories, Inc.                                     12,579                 998
   ENSCO International, Inc.                                   39,920                 992
   Old Republic International Corp.                            35,300                 989
   Legg Mason Inc.                                             19,700                 985
   Ocean Energy, Inc.                                          51,020                 980
   Everest Re Group, Ltd.                                      13,750                 972
*  Westwood One, Inc.                                          31,800                 956
*  BJ's Wholesale Club, Inc.                                   21,640                 954
*  RF Micro Devices, Inc.                                      49,600                 954
*  ChoicePoint Inc.                                            18,600                 943
*  Vishay Intertechnology, Inc.                                47,404                 924
*  Lincare Holdings, Inc.                                      32,080                 919
   Neuberger Berman Inc.                                       20,850                 915
*  Polycom, Inc.                                               26,600                 906
   Sovereign Bancorp, Inc.                                     73,560                 900
   DPL Inc.                                                    37,380                 900
*  Cytyc Corp.                                                 34,400                 898
   Mercantile Bankshares Corp.                                 20,690                 890
   Lennar Corp.                                                19,000                 890
   Avnet, Inc.                                                 34,921                 889
   The PMI Group Inc.                                          13,245                 888
*  Arrow Electronics, Inc.                                     29,550                 884
*  Dean Foods Co.                                              12,907                 880
   Expeditors International
     of Washington, Inc.                                       15,300                 871
   Arthur J. Gallagher & Co.                                   25,200                 869
   SCANA Corp.                                                 31,208                 869
*  Brinker International, Inc.                                 29,180                 868
*  LAM Research Corp.                                          37,300                 866
   UtiliCorp United, Inc.                                      34,340                 864
   McCormick & Co., Inc.                                       20,500                 860
*  Mohawk Industries, Inc.                                     15,600                 856
*  Protein Design Labs, Inc.                                   26,100                 856
   Diebold, Inc.                                               21,160                 856
   Hibernia Corp. Class A                                      47,120                 838
*  The Dun & Bradstreet Corp.                                  23,400                 826
*  Republic Services, Inc. Class A                             41,200                 823
*  Patterson Dental Co.                                        20,100                 823
*  Oxford Health Plan                                          27,290                 823
*  Hispanic Broadcasting Corp.                                 32,200                 821
*  Integrated Device
     Technology Inc.                                           30,810                 819
*  Park Place Entertainment                                    89,200                 818
*  Ceridian Corp.                                              43,600                 818
*  McDATA Corp. Class A                                        33,200                 813
   ICN Pharmaceuticals, Inc.                                   24,140                 809
*  Apogent Technologies Inc.                                   31,210                 805
   Beckman Coulter, Inc.                                       18,040                 799
*  Health Net Inc.                                             36,650                 798
*  AmeriCredit Corp.                                           25,000                 789
   Unitrin, Inc.                                               19,900                 786

------------------------------------------------------------------------------------------
                                                                                   MARKET
                                                                                   VALUE-
                                                               SHARES               (000)
------------------------------------------------------------------------------------------
*  Abercrombie & Fitch Co.                                     29,640           $     786
   Alliant Energy Corp.                                        25,850                 785
*  Smith International, Inc.                                   14,630                 784
*  Outback Steakhouse                                          22,810                 781
   Wisconsin Energy Corp.                                      34,470                 778
   DENTSPLY International Inc.                                 15,480                 777
   Bowater Inc.                                                16,200                 773
   Waddell & Reed Financial, Inc.                              23,800                 766
*  Universal Health Services
     Class B                                                   17,900                 766
   Manpower Inc.                                               22,670                 764
   Ross Stores, Inc.                                           23,740                 762
   Sonoco Products Co.                                         28,420                 755
   Fastenal Co.                                                11,220                 745
*  Semtech Corp.                                               20,800                 742
*  Trigon Healthcare, Inc.                                     10,570                 734
*  First Health Group Corp.                                    29,640                 733
   Northeast Utilities                                         41,540                 732
*  Smithfield Foods, Inc.                                      33,200                 732
*  Lear Corp.                                                  19,140                 730
   Eaton Vance Corp.                                           20,500                 729
*  Micrel, Inc.                                                27,700                 727
*  Williams-Sonoma, Inc.                                       16,900                 725
   Astoria Financial Corp.                                     27,400                 725
   First Virginia Banks, Inc.                                  14,250                 723
   C.H. Robinson Worldwide, Inc.                               24,960                 722
   Potomac Electric Power Co.                                  31,810                 718
*  Tech Data Corp.                                             16,460                 712
*  Cypress Semiconductor Corp.                                 35,650                 711
   NSTAR                                                       15,700                 704
*  Certegy, Inc.                                               20,400                 698
   Clayton Homes Inc.                                          40,700                 696
   New York Community
     Bancorp, Inc.                                             30,400                 695
   Allmerica Financial Corp.                                   15,600                 695
   Omnicare, Inc.                                              27,790                 691
   Associated Banc-Corp                                        19,480                 687
   The Reader's Digest
     Association., Inc. Class A                                29,700                 685
   Valero Energy Corp.                                         17,920                 683
   FirstMerit Corp.                                            25,100                 680
   Martin Marietta Materials, Inc.                             14,410                 672
*  Lattice Semiconductor Corp.                                 32,600                 671
   City National Corp.                                         14,310                 670
*  Entercom Communications Corp.                               13,400                 670
   Cabot Corp.                                                 18,560                 663
   Energy East Corp.                                           34,800                 661
*  Fairchild Semiconductor Corp.                               23,400                 660
*  International Rectifier Corp.                               18,800                 656
*  3Com Corp.                                                 102,700                 655
   Equitable Resources, Inc.                                   19,000                 647
*  Cooper Cameron Corp.                                        16,000                 646
*  Storage Technology Corp.                                    31,200                 645
   Conectiv, Inc.                                              26,158                 641
*  CSG Systems International, Inc.                             15,800                 639
   PepsiAmericas, Inc.                                         46,110                 636
   Fidelity National Financial, Inc.                           25,400                 630
   Investors Financial
     Services Corp.                                             9,500                 629
*  Triad Hospitals, Inc.                                       21,409                 628
   Viad Corp.                                                  26,400                 625
   Allete, Inc                                                 24,600                 620
*  BroadWing Inc.                                              65,200                 619
   Wilmington Trust Corp.                                       9,770                 619
   Belo Corp. Class A                                          32,830                 616
   International Speedway Corp.                                15,700                 614
*  Cree, Inc.                                                  20,800                 613
   Questar Corp.                                               24,310                 609
   Tidewater Inc.                                              17,930                 608
   Harris Corp.                                                19,700                 601
*  Gentex Corp.                                                22,400                 599
*  Pride International, Inc.                                   39,600                 598
*  LaBranche & Co. Inc.                                        17,300                 596
   Noble Affiliates, Inc.                                      16,730                 590
   Pacific Century Financial Corp.                             22,780                 590
*  Barnes & Noble, Inc.                                        19,860                 588
*  Devry, Inc.                                                 20,600                 586
   Protective Life Corp.                                       20,210                 585
   National Fuel Gas Co.                                       23,640                 584
   Tootsie Roll Industries, Inc.                               14,899                 582
   Valspar Corp.                                               14,700                 582
   Jack Henry & Associates                                     26,500                 579
   MDU Resources Group, Inc.                                   20,500                 577
*  Packaging Corp. of America                                  31,500                 572
*  Catalina Marketing Corp.                                    16,400                 569
*  Cabot Microelectronics Corp.                                 7,162                 568
*  National Instruments Corp.                                  15,100                 566
   Puget Energy, Inc.                                          25,830                 565
*  Valassis Communications, Inc.                               15,800                 563
*  Investment Technology Group, Inc.                           14,400                 563
*  American Eagle Outfitters, Inc.                             21,400                 560
*  Pioneer Natural Resources Co.                               29,010                 559
*  Vertex Pharmaceuticals, Inc.                                22,400                 551
   Teleflex Inc.                                               11,610                 549
*  FMC Corp.                                                    9,200                 547
*  Swift Transportation Co., Inc.                              25,440                 547
   Hospitality Properties Trust REIT                           18,500                 546
   Lubrizol Corp.                                              15,210                 534
*  Macrovision Corp.                                           15,100                 532
*  Scholastic Corp.                                            10,560                 531
   Herman Miller, Inc.                                         22,450                 531
   OGE Energy Corp.                                            22,990                 531
   Pentair, Inc.                                               14,520                 530
   Harte-Hanks, Inc.                                           18,800                 530
*  Patterson-UTI Energy, Inc.                                  22,700                 529
*  Jacobs Engineering Group Inc.                                7,880                 520
*  Energizer Holdings, Inc.                                    27,100                 516
   Reynolds & Reynolds Class A                                 21,240                 515

------------------------------------------------------------------------------------------
                                                                                   MARKET
                                                                                   VALUE-
MID-CAP INDEX PORTFOLIO                                        SHARES               (000)
------------------------------------------------------------------------------------------
*  The Titan Corp.                                             20,600           $     514
   Donaldson Co., Inc.                                         13,130                 510
   Hubbell Inc. Class B                                        17,330                 509
*  Enterasys Networks, Inc.                                    57,500                 509
*  Advent Software, Inc.                                       10,100                 504
*  Coach, Inc.                                                 12,900                 503
   Helmerich & Payne, Inc.                                     15,000                 501
   American Financial Group, Inc.                              20,370                 500
   Lyondell Chemical Co.                                       34,750                 498
   HCC Insurance Holdings, Inc.                                18,000                 496
*  United Rentals, Inc.                                        21,800                 495
*  National-Oilwell, Inc.                                      24,000                 495
   New Plan Excel Realty
     Trust REIT                                                25,800                 491
*  Edwards Lifesciences Corp.                                  17,700                 489
   Metris Cos., Inc.                                           19,000                 488
   CNF Inc.                                                    14,530                 487
   The MONY Group Inc.                                         14,100                 487
   Colonial BancGroup, Inc.                                    34,400                 485
   HON Industries, Inc.                                        17,480                 483
*  Furniture Brands
     International Inc.                                        15,070                 483
   CBRL Group, Inc.                                            16,370                 482
   Dial Corp.                                                  28,040                 481
   Vectren Corp.                                               20,028                 480
*  Borders Group, Inc.                                         24,150                 479
*  TriQuint Semiconductor, Inc.                                38,853                 476
   Leucadia National Corp.                                     16,400                 473
   Lee Enterprises, Inc.                                       12,990                 472
*  Hanover Compressor Co.                                      18,700                 472
*  Henry Schein, Inc.                                          12,600                 467
   GATX Corp.                                                  14,340                 466
*  Sybase, Inc.                                                29,300                 462
   Great Plains Energy, Inc.                                   18,280                 461
   Webster Financial Corp.                                     14,600                 460
   Roslyn Bancorp, Inc.                                        26,100                 457
*  Quantum Corp.-DLT &
     Storage Systems                                           46,160                 455
   Sierra Pacific Resources                                    30,210                 455
*  Retek Inc.                                                  15,200                 454
*  Mentor Graphics Corp.                                       19,220                 453
*  Mandalay Resort Group                                       21,150                 453
*  Internet Security Systems, Inc.                             14,100                 452
   IDACORP, Inc.                                               11,110                 451
*  KEMET Corp.                                                 25,400                 451
*  Extended Stay America, Inc.                                 27,400                 449
*  Acxiom Corp.                                                25,700                 449
*  Lands' End, Inc.                                             8,930                 448
   Dole Food Co.                                               16,550                 444
   Callaway Golf Co.                                           23,130                 443
   IMC Global Inc.                                             33,960                 441
   RPM Inc. (Ohio)                                             30,320                 438
   York International Corp.                                    11,440                 436
*  Advanced Fibre
     Communications, Inc.                                      24,500                 433
   Precision Castparts Corp.                                   15,240                 431
*  Timberland Co.                                              11,600                 430
   Solutia, Inc.                                               30,640                 430
*  Varco International, Inc.                                   28,333                 424
*  IndyMac Bancorp, Inc.                                       18,100                 423
   StanCorp Financial Group, Inc.                               8,900                 421
   Greater Bay Bancorp                                         14,700                 420
*  Six Flags, Inc.                                             27,280                 420
   WGL Holdings Inc.                                           14,400                 419
*  Wind River Systems Inc.                                     23,200                 416
   BorgWarner, Inc.                                             7,860                 411
   Rayonier Inc.                                                8,110                 409
*  CheckFree Corp.                                             22,700                 409
   Westamerica Bancorporation                                  10,300                 408
*  Apria Healthcare Group Inc.                                 16,270                 407
   Hawaiian Electric Industries Inc.                           10,050                 405
   Harsco Corp.                                                11,790                 404
*  Keane, Inc.                                                 22,280                 402
   Independence Community
     Bank Corp.                                                17,500                 398
*  LifePoint Hospitals, Inc.                                   11,700                 398
*  Covance, Inc.                                               17,540                 398
   Dreyer's Grand Ice Cream, Inc.                              10,300                 397
*  Saks Inc.                                                   42,170                 394
   Lancaster Colony Corp.                                      11,070                 393
*  Cor Therapeutics, Inc.                                      16,400                 392
*  Forest Oil Corp.                                            13,900                 392
*  GTech Holdings Corp.                                         8,560                 388
   ArvinMeritor, Inc.                                          19,565                 384
*  Incyte Genomics, Inc.                                       19,500                 381
   Provident Financial Group, Inc.                             14,470                 380
*  STERIS Corp.                                                20,750                 379
*  Grant Prideco, Inc.                                         32,670                 376
*  Payless ShoeSource, Inc.                                     6,626                 372
   Kennametal, Inc.                                             9,230                 372
   AGL Resources Inc.                                          16,130                 371
*  Silicon Valley Bancshares                                   13,700                 366
*  Education Management Corp.                                  10,100                 366
   AK Steel Corp.                                              31,953                 364
   Interstate Bakeries Corp.                                   14,990                 362
   Western Resources, Inc.                                     20,900                 359
   Pittston Brink's Group                                      16,128                 356
*  Plantronics, Inc.                                           13,900                 356
   Arch Coal, Inc.                                             15,700                 356
   Trinity Industries, Inc.                                    13,080                 355
*  Flowserve Corp.                                             13,220                 352
*  The Neiman Marcus
     Group, Inc. Class A                                       11,200                 348
*  Legato Systems, Inc.                                        26,320                 341
   Pennzoil-Quaker State Co.                                   23,460                 339
   Media General, Inc. Class A                                  6,800                 339

------------------------------------------------------------------------------------------
                                                                                   MARKET
                                                                                   VALUE-
MID-CAP INDEX PORTFOLIO                                        SHARES               (000)
------------------------------------------------------------------------------------------
   AGCO Corp.                                                  21,360           $     337
*  Emmis Communications, Inc.                                  14,200                 336
   Carlisle Co., Inc.                                           9,030                 334
*  Powerwave Technologies, Inc.                                19,300                 334
*  Plexus Corp.                                                12,500                 332
*  Credence Systems Corp.                                      17,700                 329
   Blyth, Inc.                                                 14,100                 328
   Albemarle Corp.                                             13,620                 327
   PNM Resources Inc.                                          11,660                 326
*  CommScope, Inc.                                             15,300                 325
   Alexander & Baldwin, Inc.                                   12,090                 323
*  Cytec Industries, Inc.                                      11,780                 318
*  Avocent Corp.                                               13,089                 317
   DQE Inc.                                                    16,700                 316
   ONEOK, Inc.                                                 17,600                 314
   Western Gas Resources, Inc.                                  9,700                 314
*  Price Communications Corp.                                  16,400                 313
*  Airgas, Inc.                                                20,680                 313
*  Cirrus Logic                                                23,600                 312
*  Ascential Software Corp.                                    77,000                 312
   Ametek Aerospace Products Inc.                               9,750                 311
*  Macromedia, Inc.                                            17,400                 310
   Church & Dwight, Inc.                                       11,520                 307
   Superior Industries
     International, Inc.                                        7,600                 306
*  Sotheby's Holdings Class A                                  18,330                 304
   Crompton Corp.                                              33,655                 303
*  LTX Corp.                                                   14,300                 299
*  ADTRAN Inc.                                                 11,700                 299
*  FEI Co.                                                      9,400                 296
   Federal Signal Corp.                                        13,300                 296
   Granite Construction Co.                                    12,250                 295
*  SanDisk Corp.                                               20,200                 291
   Sensient Technologies Corp.                                 13,960                 291
   Universal Corp. VA                                           7,970                 290
   Cleco Corp.                                                 13,200                 290
*  RSA Security Inc.                                           16,600                 290
*  Ohio Casualty Corp.                                         17,900                 287
*  Quanta Services, Inc.                                       18,200                 281
   Tecumseh Products Co. Class A                                5,530                 280
   Minerals Technologies, Inc.                                  5,840                 272
   Black Hills Corp.                                            7,940                 269
   Ferro Corp.                                                 10,290                 265
*  Gartner, Inc. Class B                                       23,200                 260
   Longs Drug Stores, Inc.                                     11,100                 260
   J. M. Smucker Co.                                            7,320                 259
   Horace Mann Educators Corp.                                 12,170                 258
*  Perrigo Co.                                                 21,810                 258
*  InFocus Corp.                                               11,700                 258
*  Sylvan Learning Systems, Inc.                               11,600                 256
   Nordson Corp.                                                9,660                 255
   Bob Evans Farms, Inc.                                       10,350                 254
   Potlatch Corp.                                               8,400                 246
*  J.B. Hunt Transport Services, Inc.                          10,590                 246
   H.B. Fuller Co.                                              8,400                 242
   Kelly Services, Inc. Class A                                10,710                 234
*  Alaska Air Group, Inc.                                       7,990                 233
   Overseas Shipholding Group Inc.                             10,310                 232
   Modine Manufacturing Co.                                     9,930                 232
   Wallace Computer Services, Inc.                             11,980                 228
*  Imation Corp.                                               10,250                 221
   Ruddick Corp.                                               13,810                 221
   Banta Corp.                                                  7,420                 219
*  VISX Inc.                                                   16,400                 217
   Claire's Stores, Inc.                                       14,260                 215
   Bandag, Inc.                                                 6,140                 213
   Newport Corp.                                               11,000                 212
   Olin Corp.                                                  13,020                 210
*  Dycom Industries, Inc.                                      12,500                 209
   Airborne, Inc.                                              14,030                 208
*  Modis Professional Services Inc.                            29,130                 208
   Albany International Corp.                                   9,288                 202
   Kaydon Corp.                                                 8,750                 198
*  EGL, Inc.                                                   14,200                 198
   Glatfelter                                                  12,660                 197
*  DSP Group Inc.                                               8,100                 188
   Wausau-Mosinee Paper Corp.                                  15,500                 188
*  Papa John's International, Inc.                              6,800                 187
*  UCAR International, Inc.                                    16,800                 180
*  NCO Group, Inc.                                              7,800                 179
   Rollins, Inc.                                                8,840                 177
   Longview Fibre Co.                                          14,870                 176
*  Montana Power Co.                                           30,220                 174
   Carpenter Technology Corp.                                   6,440                 171
*  Atlas Air Worldwide
     Holdings, Inc.                                            11,200                 164
   Stewart & Stevenson
     Services, Inc.                                             8,610                 162
*  Pacificare Health Systems, Inc.                             10,100                 162
*  Sequa Corp. Class A                                          3,010                 143
*  Transaction Systems
     Architects, Inc.                                          10,600                 130
*  TranSwitch Corp.                                            26,800                 121
*  Korn/Ferry International                                    10,900                 116
   A. Schulman Inc.                                             8,370                 114
*  Unifi, Inc.                                                 15,470                 112
*  Sykes Enterprises, Inc.                                     11,500                 107
*  MIPS Technologies, Inc. Class B                             11,200                  89
*  The Neiman Marcus
     Group, Inc. Class B                                        3,000                  89
*  Covanta Energy Corp.                                        14,540                  66
*  FMC Technologies Inc.                                        3,500                  58
*  Gartner, Inc. Class A                                        2,600                  30
------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $258,203)                                                                250,947
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                 FACE              MARKET
                                                               AMOUNT              VALUE-
MID-CAP INDEX PORTFOLIO                                         (000)               (000)
------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS
------------------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK
   2.29%, 1/9/2002
   (COST $100)                                              $     100           $     100
------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
   (COST 258,303)                                                                 251,047
------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
------------------------------------------------------------------------------------------
Other Assets--Note C                                                                2,360
Liabilities                                                                        (2,536)
                                                                                ----------
                                                                                     (176)
                                                                                ----------
------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------
Applicable to 18,956,713 outstanding $.001
   par value shares of beneficial interest
   (unlimited authorization)                                                    $ 250,871
==========================================================================================

NET ASSET VALUE PER SHARE                                                       $   13.23
==========================================================================================

- See Note A in Notes to Financial Statements.

* Non-income-producing security.

REIT--Real Estate Investment Trust.


------------------------------------------------------------------------------------------
                                                               AMOUNT                 PER
                                                                (000)               SHARE
------------------------------------------------------------------------------------------
AT DECEMBER 31, 2001, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------
 Paid-in Capital                                            $ 240,870           $   12.70
 Undistributed Net
   Investment Income                                            2,074                 .11
 Accumulated Net Realized
   Gains--Note E                                               15,183                 .80
 Unrealized Depreciation--Note F                               (7,256)               (.38)
------------------------------------------------------------------------------------------
 NET ASSETS                                                 $ 250,871           $   13.23
==========================================================================================

------------------------------------------------------------------------------------------
                                                                                   MARKET
                                                                                   VALUE-
GROWTH PORTFOLIO                                               SHARES               (000)
------------------------------------------------------------------------------------------
COMMON STOCKS (98.5%)
------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (14.1%)
   Home Depot, Inc.                                           514,825           $  26,261
*  Liberty Media Corp.                                      1,360,000              19,040
*  AOL Time Warner Inc.                                       569,000              18,265
*  Kohl's Corp.                                               204,600              14,412
*  Viacom Inc. Class B                                        132,000               5,828
                                                                                ---------
                                                                                   83,806
                                                                                ---------
CONSUMER STAPLES (3.0%)
   Walgreen Co.                                               299,000              10,064
   Anheuser-Busch Cos., Inc.                                   97,400               4,403
   Colgate-Palmolive Co.                                       57,865               3,342
                                                                                ---------
                                                                                   17,809
                                                                                ---------
FINANCIAL SERVICES (14.3%)
   Citigroup, Inc.                                            568,000              28,673
   American International
     Group, Inc.                                              316,000              25,090
   J.P. Morgan Chase & Co.                                    294,000              10,687
   Morgan Stanley Dean
     Witter & Co.                                             159,000               8,895
   The Goldman Sachs Group, Inc.                               85,800               7,958
   Merrill Lynch & Co., Inc.                                   73,000               3,805
                                                                                ---------
                                                                                   85,108
                                                                                ---------
HEALTH CARE (19.1%)
   Pfizer, Inc.                                               878,000              34,988
   Cardinal Health, Inc.                                      306,771              19,836
   Johnson & Johnson                                          296,500              17,523
   American Home Products Corp.                               159,200               9,769
*  Tenet Healthcare Corp.                                     152,200               8,937
   Schering-Plough Corp.                                      232,000               8,308
   Pharmacia Corp.                                            193,000               8,231
   Medtronic, Inc.                                            112,775               5,775
                                                                                ---------
                                                                                  113,367
                                                                                ---------
OTHER ENERGY (2.3%)
*  Noble Drilling Corp.                                       160,000               5,446
   Baker Hughes, Inc.                                         133,000               4,851
   Transocean Sedco Forex Inc.                                111,445               3,769
                                                                                ---------
                                                                                   14,066
                                                                                ---------
PRODUCER DURABLES (3.7%)
   Nokia Corp. ADR                                            735,000              18,030
*  Applied Materials, Inc.                                     94,878               3,805
                                                                                ---------
                                                                                   21,835
                                                                                ---------
TECHNOLOGY (22.7%)
*  Microsoft Corp.                                            424,250              28,107
*  Cisco Systems, Inc.                                        696,900              12,621
*  Dell Computer Corp.                                        423,000              11,497
*  Veritas Software Corp.                                     251,600              11,279
   Intel Corp.                                                346,500              10,897
*  Micron Technology, Inc.                                    348,000              10,788
   Electronic Data Systems Corp.                              154,200              10,570
*  Flextronics International Ltd.                             351,300               8,428
*  Sanmina-SCI Corp.                                          265,500               5,283
*  Juniper Networks, Inc.                                     240,325               4,554
*  Maxim Integrated Products, Inc.                             86,600               4,547
*  Solectron Corp.                                            380,000               4,286
*  Applied Micro Circuits Corp.                               321,200               3,636
*  Check Point Software
     Technologies Ltd.                                         89,000               3,550
*  Altera Corp.                                               149,050               3,163
*  BEA Systems, Inc.                                          106,210               1,636
                                                                                ---------
                                                                                  134,842
                                                                                ---------
UTILITIES (8.1%)
*  AT&T Wireless Services Inc.                              1,432,200              20,581
*  AES Corp.                                                  642,900              10,511
*  Comcast Corp. Special Class A                              262,100               9,436
   Vodafone Group PLC ADR                                     301,740               7,749
                                                                                ---------
                                                                                   48,277
                                                                                ---------
OTHER (11.2%)
   General Electric Co.                                     1,028,500              41,222
   Tyco International Ltd.                                    429,000              25,268
                                                                                ---------
                                                                                   66,490
                                                                                ---------
-----------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $701,423)                                                                585,600
------------------------------------------------------------------------------------------
                                                                 FACE
                                                               AMOUNT
                                                                (000)
------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.2%)
------------------------------------------------------------------------------------------

U.S. TREASURY BILL
   1.75%, 6/20/2002                                         $     500                 496
REPURCHASE AGREEMENT
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   1.75%, 1/2/2002                                             12,426              12,426
------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $12,922)                                                                  12,922
------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.7%)
   (COST $714,345)                                                                598,522
------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.7%)
------------------------------------------------------------------------------------------
Other Assets--Note C                                                                1,186
Liabilities                                                                        (5,415)
                                                                                ---------
                                                                                   (4,229)
                                                                                ---------
------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------
Applicable to 41,349,606 outstanding $.001
   par value shares of beneficial interest
   (unlimited authorization)                                                    $ 594,293
==========================================================================================

NET ASSET VALUE PER SHARE                                                       $   14.37
==========================================================================================


- See Note A in Notes to Financial Statements.

* Non-income-producing security.

ADR--American Depositary Receipt.

-----------------------------------------------------------------------------------------

                                                      AMOUNT                        PER
GROWTH PORTFOLIO                                       (000)                      SHARE
-----------------------------------------------------------------------------------------
 AT DECEMBER 31, 2001, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------
 Paid-in Capital                                    $890,686                     $21.54
 Undistributed Net
   Investment Income                                   1,027                        .02
 Accumulated Net Realized
   Losses--Note E                                   (181,597)                     (4.39)
 Unrealized Depreciation--Note F                    (115,823)                     (2.80)
-----------------------------------------------------------------------------------------
 NET ASSETS                                         $594,293                     $14.37
=========================================================================================

--------------------------------------------------------------------------------------
                                                                              MARKET
SMALL COMPANY                                                                 VALUE-
GROWTH PORTFOLIO                                      SHARES                   (000)
--------------------------------------------------------------------------------------
COMMON STOCKS (89.3%)(1)
--------------------------------------------------------------------------------------
AUTO & TRANSPORTATION (5.3%)
*  Heartland Express, Inc.                           166,862                 $ 4,634
   Tidewater Inc.                                    125,800                   4,265
*  Aviall Inc.                                       400,000                   3,020
   C.H. Robinson Worldwide, Inc.                      79,800                   2,307
*  Frontier Airlines, Inc.                           127,100                   2,161
*  Atlantic Coast Airlines
     Holdings Inc.                                    77,000                   1,793
   Polaris Industries, Inc.                           27,200                   1,571
   Skywest, Inc.                                      60,500                   1,540
*  Continental Airlines, Inc. Class B                 50,500                   1,324
*  Alaska Air Group, Inc.                             42,500                   1,237
*  RailAmerica, Inc.                                  75,000                   1,084
*  Midwest Express Holdings, Inc.                     70,000                   1,022
   Winnebago Industries, Inc.                          2,100                      78
*  Landstar System, Inc.                               1,000                      73
   Superior Industries
     International, Inc.                               1,600                      64
   Airborne, Inc.                                      3,500                      52
*  AirTran Holdings, Inc.                              7,800                      51
*  EGL, Inc.                                           3,500                      49
*  Monaco Coach Corp.                                  1,900                      42
   ArvinMeritor, Inc.                                  2,000                      39
*  Knight Transportation, Inc.                         1,950                      37
                                                                            ----------
                                                                              26,443
                                                                            ----------
CONSUMER DISCRETIONARY (20.3%)
*  Bally Total Fitness Holding Corp.                 253,100                   5,457
*  Insight Communications Co., Inc.                  210,000                   5,074
*  PETsMART, Inc.                                    508,600                   5,005
   Pier 1 Imports Inc.                               281,600                   4,883
*  Steven Madden, Ltd.                               302,200                   4,252
*  FreeMarkets, Inc.                                 171,900                   4,120
*  Radio One, Inc. Class D                           212,100                   3,820
*  Too Inc.                                          137,700                   3,787
*  Entravision Communications Corp.                  305,500                   3,651
*  Emmis Communications Corp.                        135,000                   3,191
   Callaway Golf Co.                                 157,900                   3,024
*  The Corporate Executive Board Co.                  81,600                   2,995
*  Travelocity.com Inc.                               99,500                   2,857
*  ValueVision International,
     Inc. Class A                                    143,500                   2,811
*  Gaiam, Inc.                                       116,000                   2,529
*  Guitar Center, Inc.                               164,500                   2,244
*  Expedia Inc.                                       55,000                   2,234
   Ruby Tuesday, Inc.                                 99,800                   2,059
*  Universal Electronics, Inc.                       116,600                   2,007
*  Gildan Activewear Inc.                            128,000                   1,836
   Phillips-Van Heusen Corp.                         142,500                   1,553
   Regis Corp.                                        58,800                   1,516
*  Management Network
     Group Inc.                                      196,000                   1,352
*  F.Y.I. Inc.                                        40,000                   1,340
   Dover Downs Entertainment, Inc.                    85,000                   1,300
*  Rent-A-Center, Inc.                                37,600                   1,262
*  Helen of Troy Ltd.                                100,000                   1,241
*  MTR Gaming Group Inc.                              75,000                   1,200
*  MarineMax, Inc.                                   158,600                   1,196
*  Furniture Brands International Inc.                35,000                   1,121
*  iVillage Inc.                                     547,100                   1,039
*  Lamar Advertising Co. Class A                      19,500                     826
*  Entercom Communications Corp.                      16,000                     800
*  Cox Radio, Inc.                                    31,000                     790
*  Ticketmaster Class B                               46,000                     754
*  Timberland Co.                                     19,900                     738
*  Weight Watchers
     International, Inc.                              21,500                     727
   Intrawest Corp.                                    40,000                     700
*  Foot Locker, Inc.                                  43,000                     673
*  PLATO Learning, Inc.                               40,000                     664
   Ross Stores, Inc.                                  19,500                     626
*  Ultimate Electronics, Inc.                         20,500                     615
*  Panera Bread Co.                                   11,700                     609
*  Labor Ready, Inc.                                 110,000                     562
*  Tweeter Home Entertainment
   Group, Inc.                                        18,900                     548
*  NetRatings, Inc.                                   25,000                     392
   ServiceMaster Co.                                  20,000                     276
*  Career Education Corp.                              6,800                     233
*  Overture Services, Inc.                             6,500                     230
*  Direct Focus, Inc.                                  7,350                     229
*  GTech Holdings Corp.                                4,100                     186
*  Copart, Inc.                                        5,100                     185
*  Wink Communications, Inc.                         112,500                     180
*  Chico's FAS, Inc.                                   4,350                     173
*  THQ Inc.                                            3,500                     170
   IKON Office Solutions, Inc.                        13,700                     160
*  Activision, Inc.                                    6,050                     157
*  Abercrombie & Fitch Co.                             5,800                     154
*  O'Reilly Automotive, Inc.                           4,100                     150
*  Argosy Gaming Co.                                   4,500                     146
*  ITT Educational Services, Inc.                      3,900                     144
   Blockbuster Inc. Class A                            5,100                     129
*  Education Management Corp.                          3,500                     127
*  International Game Technology                       1,800                     123
*  Action Performance Cos., Inc.                       3,800                     116
*  Circuit City Stores, Inc.-
     CarMax Group                                      5,100                     116
*  Metro One
     Telecommunications, Inc.                          3,600                     109
   The Pep Boys
     (Manny, Moe & Jack)                               6,100                     105
*  Hollywood Entertainment Corp.                       7,300                     104
*  Hot Topic, Inc.                                     3,300                     104
   Applebee's International, Inc.                      2,900                      99
*  Sylvan Learning Systems, Inc.                       4,300                      95
*  Polo Ralph Lauren Corp.                             3,500                      94
*  Ryan's Family Steak Houses, Inc.                    4,300                      93
*  Men's Wearhouse, Inc.                               4,400                      91
*  SCP Pool Corp.                                      3,150                      86

--------------------------------------------------------------------------------------
                                                                              MARKET
SMALL COMPANY                                                                 VALUE-
GROWTH PORTFOLIO                                      SHARES                   (000)
--------------------------------------------------------------------------------------
*  Sonic Automotive, Inc.                              3,600                $     84
*  Coinstar, Inc.                                      3,300                      82
*  Midway Games Inc.                                   5,400                      81
*  Sonic Corp.                                         2,250                      81
*  Lands' End, Inc.                                    1,600                      80
*  Alliance Gaming Corp.                               2,700                      79
*  Take-Two Interactive
     Software, Inc.                                    4,900                      79
*  The Topps Co., Inc.                                 6,500                      79
*  MAXIMUS, Inc.                                       1,800                      76
*  Sirius Satellite Radio, Inc.                        6,500                      76
*  CEC Entertainment Inc.                              1,700                      74
   Pittston Brink's Group                              3,300                      73
*  Group 1 Automotive, Inc.                            2,500                      71
*  United Stationers, Inc.                             2,100                      71
*  The Wet Seal, Inc. Class A                          3,000                      71
*  99 Cents Only Stores                                1,800                      69
*  JAKKS Pacific, Inc.                                 3,600                      68
*  Quiksilver, Inc.                                    3,900                      67
*  InterTAN, Inc.                                      5,300                      67
*  Insight Enterprises, Inc.                           2,700                      66
*  Papa John's International, Inc.                     2,400                      66
*  Pre-Paid Legal Services, Inc.                       3,000                      66
*  Corinthian Colleges, Inc.                           1,600                      65
   Blyth, Inc.                                         2,800                      65
*  On Assignment, Inc.                                 2,700                      62
*  Jack in the Box Inc.                                2,200                      61
*  Cumulus Media Inc.                                  3,700                      60
*  Renaissance Learning, Inc.                          1,900                      58
*  HotJobs.com Ltd.                                    5,500                      57
*  The Children's Place Retail
     Stores, Inc.                                      2,100                      57
*  Oakley, Inc.                                        3,500                      57
   Brown Shoe Company, Inc.                            3,500                      57
*  Nautica Enterprises, Inc.                           4,400                      56
*  CoStar Group, Inc.                                  2,300                      55
*  Penn National Gaming, Inc.                          1,800                      55
*  Fossil, Inc.                                        2,600                      55
*  Footstar Inc.                                       1,700                      53
*  Skechers U.S.A., Inc.                               3,600                      53
*  Charlotte Russe Holding Inc.                        2,800                      52
*  P.F. Chang's China Bistro, Inc.                     1,100                      52
*  Electronics Boutique
     Holdings Corp.                                    1,300                      52
*  Shuffle Master, Inc.                                3,300                      52
   Lee Enterprises, Inc.                               1,400                      51
*  TETRA Technologies, Inc.                            2,400                      50
*  dELiA*s                                             8,100                      50
   Strayer Education, Inc.                             1,000                      49
*  Lightbridge, Inc.                                   4,000                      49
   American Woodmark Corp.                               900                      48
*  FTI Consulting, Inc.                                1,400                      46
*  Global Sports, Inc.                                 2,300                      46
*  United Natural Foods, Inc.                          1,800                      45
*  O'Charley's Inc.                                    2,300                      43
*  Kenneth Cole Productions, Inc.                      2,400                      42
*  4Kids Entertainment Inc.                            2,000                      40
*  Navigant Consulting, Inc.                           7,100                      39
   Oshkosh B'Gosh, Inc. Class A                          900                      38
*  Elizabeth Arden, Inc.                               2,400                      37
*  Movie Gallery, Inc.                                 1,500                      37
*  Wilsons The Leather Experts Inc.                    3,200                      37
*  MemberWorks, Inc.                                   2,600                      36
*  Factory 2-U Stores Inc.                             1,800                      36
*  WMS Industries, Inc.                                1,800                      36
*  Acclaim Entertainment Inc.                          6,600                      35
*  Green Mountain Coffee, Inc.                         1,200                      33
*  Right Management
     Consultants, Inc.                                 1,850                      32
*  Vans, Inc.                                          2,500                      32
*  Tuesday Morning Corp.                               1,700                      31
*  PDI, Inc.                                           1,300                      29
*  Modis Professional Services Inc.                    3,900                      28
*  Stein Mart, Inc.                                    3,300                      28
*  Wackenhut Corp.                                     1,100                      27
*  Martha Stewart Living
     Omnimedia, Inc.                                   1,300                      21
                                                                           -----------
                                                                             100,255
                                                                           -----------
CONSUMER STAPLES (0.6%)
   Fleming Cos., Inc.                                 51,300                     949
*  Wild Oats Markets Inc.                             70,000                     695
   Casey's General Stores, Inc.                       40,000                     596
   Dial Corp.                                          9,500                     163
*  NBTY, Inc.                                         11,300                     132
*  American Italian Pasta Co.                          3,000                     126
*  Performance Food Group Co.                          3,500                     123
   Church & Dwight, Inc.                               3,000                      80
   Universal Corp.                                     2,000                      73
   Nash-Finch Co.                                      2,000                      62
   Vector Group Ltd.                                   1,890                      62
*  The Great Atlantic &
     Pacific Tea Co., Inc.                             1,700                      40
                                                                           -----------
                                                                               3,101
                                                                           -----------
FINANCIAL SERVICES (8.4%)
   Jefferies Group, Inc.                             173,000                   7,320
   Sun Communities, Inc. REIT                        116,400                   4,336
   Legg Mason Inc.                                    84,500                   4,223
   Regency Centers Corp. REIT                        148,700                   4,126
   Manufactured Home
     Communities, Inc. REIT                          123,800                   3,864
   GATX Corp.                                        115,700                   3,763
*  Investment Technology Group, Inc.                  76,331                   2,982
*  Concord EFS, Inc.                                  82,922                   2,718
   Prentiss Properties Trust REIT                     95,100                   2,611
*  The InterCept Group, Inc.                          38,300                   1,566
   New York Community
     Bancorp, Inc.                                    14,600                     334
*  HomeStore.com, Inc.                               120,000                     240

--------------------------------------------------------------------------------------
                                                                              MARKET
                                                                              VALUE-
                                                      SHARES                   (000)
--------------------------------------------------------------------------------------
   Brown & Brown, Inc.                                 6,400                $    175
   Doral Financial Corp.                               5,400                     169
*  S1 Corp.                                            8,400                     136
*  AmeriCredit Corp.                                   4,200                     133
*  Affiliated Managers Group, Inc.                     1,800                     127
*  IndyMac Bancorp, Inc.                               5,000                     117
   Astoria Financial Corp.                             4,400                     116
*  Kronos, Inc.                                        2,400                     116
   Fair, Isaac & Co. Inc.                              1,650                     104
   Interactive Data Corp.                              7,300                     103
   UCBH Holdings, Inc.                                 3,300                      94
   Hilb, Rogal and Hamilton Co.                        1,600                      90
   Community First Bankshares, Inc.                    3,400                      87
*  eFunds Corp.                                        6,300                      87
   First Midwest Bancorp, Inc.                         2,950                      86
   Citizens Banking Corp.                              2,500                      82
   Dime Community Bancshares, Inc.                     2,850                      80
   Metris Cos., Inc.                                   3,100                      80
   Global Payments Inc.                                2,200                      76
   Hudson United Bancorp                               2,600                      75
   Downey Financial Corp.                              1,800                      74
   Provident Bankshares Corp.                          2,900                      70
   Ventas, Inc. REIT                                   6,100                      70
*  Advent Software, Inc.                               1,400                      70
*  Digital Insight Corp.                               3,000                      67
*  First Federal Financial Corp.                       2,600                      67
   FactSet Research Systems Inc.                       1,800                      63
*  NCO Group, Inc.                                     2,600                      60
   John H. Harland Co.                                 2,600                      57
   Eaton Vance Corp.                                   1,600                      57
*  Clark/Bardes, Inc.                                  2,000                      50
*  The Profit Recovery Group
     International, Inc.                               5,700                      46
   W.R. Berkley Corp.                                    800                      43
*  BlackRock, Inc.                                     1,000                      42
*  Triad Guaranty, Inc.                                1,100                      40
   BankAtlantic Bancorp,
     Inc. Class A                                      4,300                      39
   Sterling Bancshares, Inc.                           2,850                      36
   R&G Financial Corp. Class B                         1,800                      31
   Independent Bank Corp. (MI)                           725                      20
   First Source Corp.                                    800                      17
   Harbor Global Company Ltd.                            260                       2
                                                                            ----------
                                                                              41,237
                                                                            ----------
HEALTH CARE (22.4%)
   DENTSPLY International Inc.                       200,000                  10,040
*  Henry Schein, Inc.                                160,000                   5,925
*  Orthofix International NV                         128,000                   4,749
*  Regeneron Pharmaceuticals, Inc.                   167,000                   4,703
   Bausch & Lomb, Inc.                               121,000                   4,557
*  Beverly Enterprises, Inc.                         506,500                   4,356
   Mentor Corp.                                      150,800                   4,307
*  Axcan Pharma Inc.                                 300,000                   4,260
*  Transkaryotic Therapies, Inc.                      99,200                   4,246
*  Cubist Pharmaceuticals, Inc.                      115,000                   4,135
*  Kensey Nash Corp.                                 203,600                   3,665
*  Cell Genesys, Inc.                                152,850                   3,552
*  Mid Atlantic Medical
     Services, Inc.                                  154,500                   3,507
*  Vertex Pharmaceuticals, Inc.                      139,500                   3,430
*  Isis Pharmaceuticals, Inc.                        143,000                   3,173
*  ImmunoGen, Inc.                                   188,000                   3,117
*  CONMED Corp.                                      155,000                   3,094
*  Deltagen, Inc.                                    330,000                   3,036
*  Coventry Health Care Inc.                         139,700                   2,787
*  SkyePharma PLC ADR                                300,000                   2,568
*  Lexicon Genetics Inc.                             220,000                   2,539
*  Abgenix, Inc.                                      72,200                   2,429
*  Tularik, Inc.                                      92,100                   2,212
   Arrow International, Inc.                          47,000                   1,877
*  Medarex, Inc.                                     101,000                   1,814
*  Cardiac Science, Inc.                             400,000                   1,780
*  Syncor International Corp.                         58,600                   1,678
*  ARIAD Pharmaceuticals, Inc.                       300,000                   1,599
*  Sybron Dental Specialties, Inc.                    73,000                   1,575
*  Human Genome Sciences, Inc.                        39,400                   1,329
*  Aspect Medical Systems, Inc.                      124,500                   1,245
*  Celera Genomics Group-
     Applera Corp.                                    33,900                     905
*  Alkermes, Inc.                                     34,000                     896
   AmerisourceBergen Corp.                             3,462                     220
*  LifePoint Hospitals, Inc.                           5,800                     197
*  Accredo Health, Inc.                                4,800                     191
*  Covance, Inc.                                       8,200                     186
*  Charles River Laboratories, Inc.                    5,300                     177
*  Lincare Holdings, Inc.                              5,400                     155
*  STERIS Corp.                                        8,000                     146
   Diagnostic Products Corp.                           3,300                     145
*  Caremark Rx, Inc.                                   8,000                     130
*  Invitrogen Corp.                                    2,100                     130
*  Albany Molecular Research, Inc.                     4,800                     127
*  Pharmaceutical Resources, Inc.                      3,700                     125
*  Edwards Lifesciences Corp.                          4,500                     124
*  Province Healthcare Co.                             4,000                     123
*  AdvancePCS                                          4,200                     123
*  Pharmaceutical Product
     Development, Inc.                                 3,700                     120
*  Perrigo Co.                                         9,700                     115
*  ILEX Oncology, Inc.                                 3,900                     105
*  Laboratory Corp. of
     America Holdings                                  1,300                     105
*  Techne Corp.                                        2,800                     103
*  Neurocrine Biosciences, Inc.                        1,900                      97
*  Myriad Genetics, Inc.                               1,800                      95
*  Respironics, Inc.                                   2,600                      90
*  PSS World Medical, Inc.                            10,800                      88
*  Stericycle, Inc.                                    1,400                      85
*  SangStat Medical Corp.                              4,200                      82

--------------------------------------------------------------------------------------
                                                                              MARKET
SMALL COMPANY                                                                 VALUE-
GROWTH PORTFOLIO                                      SHARES                   (000)
--------------------------------------------------------------------------------------
*  IGEN International, Inc.                            2,000                $     80
   Cooper Cos., Inc.                                   1,600                      80
*  DaVita, Inc.                                        3,200                      78
*  Eclipsys Corp.                                      4,600                      77
*  American Healthways Inc.                            2,400                      77
*  CIMA Labs Inc.                                      2,100                      76
*  Interneuron Pharmaceuticals, Inc.                   6,800                      75
*  Serologicals Corp.                                  3,400                      73
*  Ocular Sciences, Inc.                               3,100                      72
*  NPS Pharmaceuticals Inc.                            1,800                      69
*  Humana Inc.                                         5,600                      66
*  AmeriPath, Inc.                                     2,000                      64
*  Emisphere Technologies, Inc.                        2,000                      64
*  Rightchoice Managed Care, Inc.                        900                      63
*  SurModics, Inc.                                     1,700                      62
*  Thoratec Corp.                                      3,600                      61
*  Endocare, Inc.                                      3,400                      61
*  Apria Healthcare Group Inc.                         2,300                      57
*  ArthroCare Corp.                                    3,100                      56
*  Possis Medical Inc.                                 3,000                      52
*  Urologix, Inc.                                      2,600                      52
*  Bruker Daltonics, Inc.                              2,900                      47
*  Varian, Inc.                                        1,400                      45
*  Gene Logic Inc.                                     2,300                      43
*  PolyMedica Corp.                                    2,600                      43
*  Kendle International Inc.                           2,100                      42
*  SonoSite, Inc.                                      1,600                      41
   Invacare Corp.                                      1,200                      40
*  Integra LifeSciences Holdings                       1,500                      40
*  The Med-Design Corp.                                2,000                      39
*  Novoste Corp.                                       4,300                      38
*  Sola International Inc.                             1,500                      29
*  Closure Medical Corp.                               1,200                      28
*  Biosite Inc.                                        1,500                      28
*  Option Care, Inc.                                   1,400                      27
*  Magellan Health Services, Inc.                      3,900                      25
*  Pharmacyclics, Inc.                                 2,200                      22
*  Triangle Pharmaceuticals, Inc.                      5,000                      20
*  Organogenesis, Inc.                                 1,900                       9
                                                                            ---------
                                                                             110,490
                                                                            ---------
OTHER ENERGY (2.4%)
*  Hanover Compressor Co.                            117,800                   2,976
*  Unit Corp.                                        180,100                   2,323
   St. Mary Land & Exploration Co.                    95,000                   2,013
*  Core Laboratories NV                              143,000                   2,005
   Carbo Ceramics Inc.                                32,600                   1,277
   XTO Energy, Inc                                     8,200                     143
*  Key Energy Services, Inc.                          12,600                     116
   Patina Oil & Gas Corp.                              3,200                      88
*  Spinnaker Exploration Co.                           2,000                      82
   Arch Coal, Inc.                                     3,600                      82
*  Cal Dive International, Inc.                        2,900                      72
   Frontier Oil Corp.                                  4,100                      68
   CONSOL Energy, Inc.                                 2,700                      67
*  Stone Energy Corp.                                  1,651                      65
   Vintage Petroleum, Inc.                             4,500                      65
*  Superior Energy Services, Inc.                      7,500                      65
*  Newpark Resources, Inc.                             7,600                      60
*  Plains Resources Inc.                               2,400                      59
   Cabot Oil & Gas Corp. Class A                       2,400                      58
*  Oceaneering International, Inc.                     2,500                      55
*  Swift Energy Co.                                    2,600                      53
*  Key Production Company, Inc.                        2,600                      44
*  Houston Exploration Co.                             1,300                      44
*  Seitel, Inc.                                        2,900                      39
*  Grey Wolf, Inc.                                    11,400                      34
*  Prima Energy Corp.                                  1,500                      33
*  Veritas DGC Inc.                                    1,500                      28
*  Comstock Resources, Inc.                            3,100                      22
*  Horizon Offshore, Inc.                              2,800                      21
*  The Meridian Resource Corp.                         3,300                      13
                                                                            ---------
                                                                              12,070
                                                                            ---------
MATERIALS & PROCESSING (3.3%)
*  Trammell Crow Co.                                 400,000                   4,680
*  Jones Lang Lasalle Inc.                           250,000                   4,512
*  Ag Services of America, Inc.                      200,000                   2,200
   Valmont Industries, Inc.                           99,600                   1,440
*  Dycom Industries, Inc.                             65,000                   1,086
*  Mobile Mini, Inc.                                  16,000                     626
   Watsco, Inc.                                       40,000                     568
   Elcor Corp.                                         7,200                     200
*  Airgas, Inc.                                        8,700                     132
*  Dal-Tile International Inc.                         4,600                     107
*  Freeport-McMoRan Copper &
     Gold Inc. Class B                                 7,800                     104
   Apogee Enterprises, Inc.                            6,500                     103
*  Shaw Group, Inc.                                    3,000                      71
*  Ivex Packaging Corp.                                3,300                      63
   USEC Inc.                                           8,000                      57
*  Intermagnetics General Corp.                        2,200                      57
*  Lone Star Technologies, Inc.                        3,000                      53
   Ferro Corp.                                         1,800                      46
   AptarGroup, Inc.                                    1,200                      42
*  Mueller Industries Inc.                             1,100                      37
*  Valence Technology Inc.                             8,200                      28
   Interface, Inc.                                     4,300                      24
                                                                            ---------
                                                                              16,236
                                                                            ---------
PRODUCER DURABLES (7.4%)
*  Mettler-Toledo International Inc.                 174,500                   9,048
*  Palm Harbor Homes, Inc.                           243,953                   5,843
*  Polycom, Inc.                                     112,400                   3,829
   Clayton Homes Inc.                                190,000                   3,249
*  Garmin Ltd.                                       150,000                   3,198
*  Plantronics, Inc.                                  92,700                   2,377
   Lindsay Manufacturing Co.                          89,850                   1,739
*  Headwaters Inc.                                   147,600                   1,692
*  SpectraLink Corp.                                  58,800                   1,007
*  Zygo Corp.                                         51,000                     811

--------------------------------------------------------------------------------------
                                                                              MARKET
                                                                              VALUE-
                                                      SHARES                   (000)
--------------------------------------------------------------------------------------
*  Strategic Diagnostics Inc.                         85,000                $    603
*  NVR, Inc.                                           1,200                     245
*  Alliant Techsystems, Inc.                           3,150                     243
*  August Technology Corp.                            20,000                     221
   D.R. Horton, Inc.                                   3,741                     121
   Ryland Group, Inc.                                  1,600                     117
   MDC Holdings, Inc.                                  2,420                      91
*  Varian Semiconductor Equipment
     Associates, Inc.                                  2,600                      90
   Donaldson Co., Inc.                                 2,300                      89
*  Itron, Inc.                                         2,900                      88
*  Electro Scientific Industries, Inc.                 2,900                      87
*  LTX Corp.                                           3,700                      77
*  Terayon Communications
     Systems, Inc.                                     9,100                      75
   Ametek Aerospace Products Inc.                      2,300                      73
*  MKS Instruments, Inc.                               2,700                      73
*  Flowserve Corp.                                     2,700                      72
   Engineered Support Systems, Inc.                    2,100                      72
*  FEI Co.                                             2,200                      69
*  ATMI, Inc.                                          2,900                      69
*  Kulicke & Soffa Industries, Inc.                    4,000                      69
   Helix Technology Corp.                              3,000                      68
   Technitrol, Inc.                                    2,400                      66
   Nordson Corp.                                       2,500                      66
   Woodward Governor Co.                               1,100                      64
   Briggs & Stratton Corp.                             1,400                      60
*  FSI International, Inc.                             6,000                      55
   The Manitowac Co., Inc.                             1,700                      53
   C&D Technologies, Inc.                              2,000                      46
   Belden, Inc.                                        1,900                      45
   General Cable Corp.                                 3,200                      42
*  Somera Communications, Inc.                         5,400                      41
*  Rayovac Corp.                                       2,300                      40
*  TRC Cos., Inc.                                        800                      40
*  Champion Enterprises, Inc.                          2,900                      36
*  MICROS Systems, Inc.                                1,400                      35
*  Teledyne Technologies, Inc.                         1,900                      31
*  Dionex Corp.                                        1,100                      28
*  Semitool, Inc.                                      2,200                      25
*  Ultratech Stepper, Inc.                             1,200                      20
                                                                            ---------
                                                                              36,298
                                                                            ---------
TECHNOLOGY (17.3%)
*  FLIR Systems, Inc.                                125,900                   4,774
*  Verity, Inc.                                      231,500                   4,688
*  Maxtor Corp.                                      715,220                   4,534
*  Monolithic System
     Technology, Inc.                                215,000                   4,429
*  Western Digital Corp.                             618,300                   3,877
*  Cree, Inc.                                        116,500                   3,432
*  SonicWALL, Inc.                                   175,000                   3,402
*  Hutchinson Technology, Inc.                       132,000                   3,065
*  Optimal Robotics Corp.                             85,500                   3,031
*  Oak Technology, Inc.                              210,500                   2,894
*  EPIQ Systems, Inc.                                135,000                   2,612
*  Trimble Navigation Ltd.                           145,100                   2,352
*  Moldflow Corp.                                    158,000                   2,263
*  Stellent Inc.                                      75,000                   2,217
*  Red Hat, Inc.                                     310,000                   2,201
*  Register.com, Inc.                                187,500                   2,156
*  MatrixOne, Inc.                                   152,500                   1,981
*  Agile Software Corp.                              115,000                   1,980
*  StorageNetworks, Inc.                             304,000                   1,879
*  SIPEX Corp.                                       144,000                   1,850
*  MSCi, Inc.                                         75,000                   1,759
*  Packeteer, Inc.                                   231,000                   1,702
*  Genesis Microchip Inc.                             24,500                   1,620
*  InterVoice-Brite, Inc.                            114,100                   1,460
*  Microtune, Inc.                                    60,000                   1,408
*  DMC Stratex Networks, Inc.                        168,500                   1,311
*  Liberate Technologies, Inc.                       113,700                   1,305
*  DRS Technologies, Inc.                             35,000                   1,248
*  Concord Communications, Inc.                       60,000                   1,239
*  OpenTV Corp. Class A                              120,000                     992
*  Riverdeep Group PLC ADR                            50,000                     840
*  Digitas Inc.                                      189,000                     760
*  Alloy, Inc.                                        33,000                     710
*  Numerical Technologies, Inc.                       18,400                     648
*  Transaction Systems
     Architects, Inc.                                 50,000                     613
*  JDA Software Group, Inc.                           26,500                     592
*  Lantronix, Inc.                                    81,000                     512
*  ADTRAN, Inc.                                       20,000                     510
*  BSQUARE Corp.                                     111,300                     464
*  MetaSolv, Inc.                                     58,300                     458
*  Tyler Technologies, Inc.                          100,000                     455
*  WebEx Communications, Inc.                         18,000                     447
*  Novadigm, Inc.                                     40,000                     380
*  Echelon Corp.                                      20,000                     283
*  Diversinet Corp.                                  223,000                     272
*  The Titan Corp.                                     6,900                     172
*  Netro Corp.                                        40,000                     147
*  VeriSign, Inc.                                      3,720                     142
*  Zebra Technologies Corp. Class A                    2,400                     133
*  Perot Systems Corp.                                 6,500                     133
*  Advanced Digital
     Information Corp.                                 8,200                     132
*  Microsemi Corp.                                     4,400                     131
*  INT Media Group, Inc.                              62,500                     119
*  Retek Inc.                                          3,900                     116
*  Power Integrations, Inc.                            5,100                     116
*  Kopin Corp.                                         8,200                     115
*  Black Box Corp.                                     2,100                     111
*  CACI International, Inc.                            2,800                     111
*  Mercury Computer Systems, Inc.                      2,800                     109
*  Electronics for Imaging, Inc.                       4,900                     109
*  Avant! Corp.                                        5,200                     107
*  Secure Computing Corp.                              4,600                      95

--------------------------------------------------------------------------------------
                                                                              MARKET
SMALL COMPANY                                                                 VALUE-
GROWTH PORTFOLIO                                      SHARES                   (000)
--------------------------------------------------------------------------------------
*  Harmonic, Inc.                                      7,600                $     91
*  CommScope, Inc.                                     3,900                      83
*  Concurrent Computer Corp.                           5,500                      82
*  F5 Networks, Inc.                                   3,700                      80
*  Sage, Inc.                                          2,100                      78
*  Zoran Corp.                                         2,300                      75
*  Akamai Technologies, Inc.                          12,100                      72
*  Websense, Inc.                                      2,200                      71
*  Digimarc Corp.                                      3,300                      61
*  Xicor, Inc.                                         5,400                      60
*  MSC.Software Corp.                                  3,800                      59
*  ANSYS, Inc.                                         2,400                      59
*  AsiaInfo Holdings, Inc.                             3,300                      57
*  NetIQ Corp.                                         1,600                      56
*  Entrust, Inc.                                       5,500                      56
*  American Management
     Systems, Inc.                                     3,000                      54
*  Kana Software, Inc.                                 2,600                      51
   EDO Corp.                                           1,800                      48
*  Centillium Communications, Inc.                     5,700                      45
*  Forrester Research, Inc.                            2,200                      44
*  Kroll Inc.                                          2,700                      41
*  McAfee.com Corp.                                    1,200                      41
*  Saba Software, Inc.                                 7,500                      39
*  Centra Software, Inc.                               4,700                      38
*  Planar Systems, Inc.                                1,700                      36
*  Sanchez Computer Associates, Inc.                   3,800                      32
*  RadiSys Corp.                                       1,600                      31
*  Answerthink, Inc.                                   4,800                      31
*  SPSS Inc.                                           1,600                      28
*  The TriZetto Group, Inc.                            2,100                      28
*  SBS Technologies, Inc.                              1,800                      26
*  Visual Networks, Inc.                               4,200                      19
*  Zomax Inc.                                          2,200                      18
*  Datastream Systems, Inc.                            2,800                      17
*  SatCon Technology Corp.                             2,500                      13
                                                                            ---------
                                                                              85,423
                                                                            ---------
UTILITIES (1.0%)
*  General Communication,
     Inc. Class A                                    249,600                   2,129
*  CTC Communications
     Group, Inc.                                     244,000                   1,257
*  Montana Power Co.                                 145,000                     834
   Black Hills Corp.                                   3,500                     118
*  Commonwealth Telephone
     Enterprises, Inc.                                 2,000                      91
   Western Gas Resources, Inc.                         2,500                      81
*  AirGate PCS, Inc.                                   1,700                      77
*  US Unwired Inc. Class A                             5,800                      59
   Energen Corp.                                       2,100                      52
*  Covanta Energy Corp.                                6,400                      29
                                                                            ---------
                                                                               4,727
                                                                            ---------
OTHER (0.9%)
   Brunswick Corp.                                   189,000                   4,113
   Lancaster Colony Corp.                              2,200                      78
*  University of Phoenix                               2,100                      68
   Carlisle Co., Inc.                                  1,300                      48
   GenCorp, Inc.                                       2,200                      31
   Quixote Corp.                                       1,300                      25
                                                                            ---------
                                                                               4,363
                                                                            ---------
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $409,608)                                                           440,643
-------------------------------------------------------------------------------------
                                                        FACE
                                                      AMOUNT
                                                       (000)
-------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (14.4%)(1)
-------------------------------------------------------------------------------------

FEDERAL HOME LOAN BANK
(2)  2.30%, 1/9/2002                                $  2,500                   2,499
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   1.69%, 1/2/2002--Note G                            17,902                  17,902
   1.75%, 1/2/2002                                    50,934                  50,934
-------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $71,335)                                                             71,335
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.7%)
   (COST $480,943)                                                           511,978
-------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.7%)
-------------------------------------------------------------------------------------
Other Assets--Note C                                                           5,087
Security Lending Collateral
   Payable to Brokers--Note G                                                (17,902)
Other Liabilities                                                             (5,638)
                                                                            ---------
                                                                             (18,453)
                                                                            ---------
-------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------
Applicable to 30,031,452 outstanding $.001
   par value shares of beneficial interest
   (unlimited authorization)                                                $493,525
=====================================================================================

NET ASSET VALUE PER SHARE                                                     $16.43
=====================================================================================

-  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 92.6% and 11.1%, respectively, of net assets. See Note F in Notes to Financial Statements.

(2)Security segregated as initial margin for open futures contracts.

ADR--American Depositary Receipt.

REIT--Real Estate Investment Trust.

-----------------------------------------------------------------------------------------

                                                      AMOUNT                        PER
                                                       (000)                      SHARE
-----------------------------------------------------------------------------------------
 AT DECEMBER 31, 2001, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------
 Paid-in Capital                                    $442,656                     $14.74
 Undistributed Net
   Investment Income                                   3,321                        .11
 Accumulated Net Realized
   Gains--Note E                                      16,040                        .53
 Unrealized Appreciation--Note F
   Investment Securities                              31,035                       1.03
   Futures Contracts                                     473                        .02
-----------------------------------------------------------------------------------------
   NET ASSETS                                       $493,525                     $16.43
=========================================================================================

-------------------------------------------------------------------------------------
                                                                              MARKET
                                                                              VALUE-
INTERNATIONAL PORTFOLIO                               SHARES                   (000)
-------------------------------------------------------------------------------------
COMMON STOCKS (95.8%)
-------------------------------------------------------------------------------------
BELGIUM (0.8%)
   UCB SA                                             28,000                $  1,134
   Groupe Bruxelles Lambert SA                        17,000                     894
                                                                            ---------
                                                                               2,028
                                                                            ---------
FINLAND (1.0%)
   Nokia Oyj                                         105,000                   2,707
                                                                            ---------
FRANCE (18.0%)
   Vivendi Universal SA                              173,387                   9,494
   Suez SA                                           230,000                   6,963
   L'Air Liquide SA (Registered)                      34,000                   4,765
   Thales Ex Thomson CSF                             115,000                   3,968
   BNP Paribas                                        44,000                   3,937
   Lafarge SA                                         39,000                   3,643
   Accor SA                                           84,000                   3,054
   Sodexho Alliance SA                                71,000                   3,035
   Sanofi-Synthelabo SA                               25,087                   1,872
   STMicroelectronics NV                              52,000                   1,669
   Societe Generale Class A                           28,500                   1,595
   Havas Advertising SA                              183,000                   1,325
   Etablissements Economiques
     du Casino Guichard-
     Perrachon SA Pfd.                                19,000                   1,057
   Canal Plus SA                                      32,000                     102
                                                                            ---------
                                                                              46,479
                                                                            ---------
GERMANY (1.8%)
   Muenchener Rueckversicherungs-
     Gesellschaft AG (Registered)                     13,030                   3,538
   Bayerische Motoren Werke AG                        27,000                     941
   ProSieben Sat.1 Media AG                           26,782                     137
                                                                            ---------
                                                                               4,616
                                                                            ---------
HONG KONG (3.3%)
*  China Mobile (Hong Kong) Ltd.                     523,000                   1,841
   Swire Pacific Ltd. A Shares                       328,500                   1,790
   Cheung Kong Holdings Ltd.                         140,000                   1,454
   Henderson Land Development
     Co. Ltd.                                        298,000                   1,345
   Sun Hung Kai Properties Ltd.                      149,000                   1,204
   Johnson Electric Holdings Ltd.                    615,000                     647
   Wharf Holdings Ltd.                               128,000                     313
                                                                            ---------
                                                                               8,594
                                                                            ---------
IRELAND (2.9%)
   Bank of Ireland                                   482,801                   4,569
   Allied Irish Banks PLC                            247,510                   2,865
                                                                            ---------
                                                                               7,434
                                                                            ---------
ITALY (2.7%)
   Assicurazioni Generali SpA                         97,000                   2,695
   Telecom Italia SpA                                180,000                   1,538
   Olivetti SpA                                    1,160,526                   1,487
   Mediobanca Banca di Credito
     Finanziaria SpA                                 103,000                   1,154
                                                                            ---------
                                                                               6,874
                                                                            ---------
JAPAN (14.9%)
   East Japan Railway Co.                                940                   4,540
   Fuji Photo Film Co., Ltd.                         121,000                   4,321
   Yamanouchi Pharmaceuticals
     Co., Ltd.                                       145,000                   3,828
   Ricoh Co.                                         198,000                   3,686
   Mabuchi Motor Co.                                  39,100                   3,222
   Mitsui & Co., Ltd.                                619,000                   3,065
   Takeda Chemical Industries Ltd.                    62,000                   2,805
   Bridgestone Corp.                                 153,000                   1,619
   Yasuda Fire & Marine
     Insurance Co.                                   250,000                   1,431
   Murata Manufacturing Co., Ltd.                     21,200                   1,271
   Tokyo Electric Power Co.                           47,000                   1,000
   Nippon Television Network Corp.                     4,480                     954
   Sumitomo Electric Industries Ltd.                 125,000                     873
   Rohm Co., Ltd.                                      5,700                     740
   Daiichi Pharmaceutical Co., Ltd.                   36,000                     700
   Nippon Unipac Holding                                 150                     669
   Nippon Telegraph and
     Telephone Corp.                                     200                     652
   Hirose Electric Co., Ltd.                           8,700                     593
   SMC Corp.                                           5,300                     539
   Sankyo Co., Ltd. (Gunwa)                           16,400                     498
   NGK Spark Plug Co.                                 64,000                     461
   Omron Corp.                                        34,000                     454
   West Japan Railway Co.                                100                     447
                                                                            ---------
                                                                              38,368
                                                                            ---------
NETHERLANDS (10.9%)
   ING Groep NV                                      620,394                  15,820
   TPG NV                                            176,000                   3,808
   Koninklijke (Royal) Philips
     Electronics NV                                  104,000                   3,091
   Buhrmann NV                                       180,644                   1,983
*  ASML Holding NV                                    53,000                     921
*  Wolters Kluwer NV                                  37,000                     843
*  Koninklijke KPN NV                                150,820                     767
   Getronics NV                                      195,849                     635
   Oce NV                                             33,275                     334
                                                                            ---------
                                                                              28,202
                                                                            ---------
SINGAPORE (2.6%)
   DBS Group Holdings Ltd.                           298,864                   2,234
   United Overseas Bank Ltd.                         220,000                   1,513
   City Developments Ltd.                            297,000                     973
   Singapore Press Holdings Ltd.                      81,138                     958
   Singapore Technologies
     Engineering Ltd.                                731,000                     930
                                                                            ---------
                                                                               6,608
                                                                            ---------
SOUTH KOREA (3.2%)
   Samsung Electronics Co. Ltd.                       38,387                   8,154
                                                                            ---------

-------------------------------------------------------------------------------------
                                                                              MARKET
                                                                              VALUE-
                                                      SHARES                   (000)
-------------------------------------------------------------------------------------
SPAIN (1.5%)
   Bankinter SA                                       72,000                 $ 2,107
*  Telefonica SA                                     139,000                   1,860
                                                                             --------
                                                                               3,967
                                                                             --------
SWEDEN (2.8%)
   Svenska Handelsbanken ABA
     A Shares                                        210,000                   3,083
   Electrolux AB Series B                            143,500                   2,141
   Assa Abloy AB                                     141,000                   2,030
                                                                             --------
                                                                               7,254
                                                                             --------
SWITZERLAND (4.1%)
*  Syngenta AG                                        65,055                   3,370
   Nestle SA (Registered)                             12,000                   2,559
   Adecco SA (Registered)                             25,000                   1,359
   Clariant AG                                        70,000                   1,318
   Compagnie Financiere
     Richemont AG A Unit                              57,000                   1,059
   ABB Ltd.                                          103,000                     993
                                                                             --------
                                                                              10,658
                                                                             --------
TAIWAN (2.2%)
*  United Microelectronics
     Warrants Exp. 2/15/2002                       2,156,400                   3,569
*  Taiwan Semiconductor
     Manufacturing Warrants
     Exp. 3/28/2002                                  281,228                     980
*  Siliconware Precision
     Industries Co. Warrants
     Exp. 7/11/2002                                  667,000                     654
   United Microelectronics Corp.                     349,000                     509
                                                                             --------
                                                                               5,712
                                                                             --------
UNITED KINGDOM (23.1%)
   HBOS PLC                                          624,000                   7,229
   Vodafone Group PLC                              2,715,000                   7,103
   AstraZeneca Group PLC                             135,000                   6,087
   Standard Chartered PLC                            397,600                   4,745
   Kingfisher PLC                                    583,824                   3,407
   Tesco PLC                                         807,416                   2,926
   New Dixons Group PLC                              807,000                   2,760
*  ARM Holdings PLC                                  528,000                   2,759
*  International Power PLC                           795,000                   2,343
   Royal Bank of Scotland
     Group PLC                                        78,013                   1,898
   Reuters Group PLC                                 174,000                   1,722
   Reckitt Benckiser PLC                             117,000                   1,703
   Electrocomponents PLC                             204,000                   1,591
   Provident Financial PLC                           167,000                   1,568
   EMI Group PLC                                     300,000                   1,559
   BAA PLC                                           188,000                   1,506
   Smith & Nephew PLC                                228,000                   1,377
   IMI PLC                                           342,000                   1,339
   United Business Media PLC                         177,295                   1,239
   Tomkins PLC                                       298,000                     919
   Logica PLC                                         97,947                     912
   Airtours PLC                                      203,300                     740
   Bodycote International PLC                        171,000                     543
   Woolworths Group PLC                              633,000                     436
   Boots Co. PLC                                      49,093                     418
   Pace Micro Technology PLC                          74,000                     377
   Granada PLC                                       122,000                     255
*  Telewest Communications PLC                       269,560                     243
                                                                             --------
                                                                              59,704
                                                                             --------
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $263,985)                                                           247,359
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                         FACE
                                                       AMOUNT
                                                        (000)
-------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (6.0%)
-------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   1.69%, 1/2/2002--Note G                            $8,353                   8,353
   1.75%, 1/2/2002                                     7,141                   7,141
-------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $15,494)                                                             15,494
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.8%)
   (COST $279,479)                                                           262,853
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                                              MARKET
                                                                              VALUE-
INTERNATIONAL PORTFOLIO                                                        (000)
-------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.8%)
-------------------------------------------------------------------------------------
Other Assets--Note C                                                        $  4,573
Security Lending Collateral
   Payable to Brokers--Note G                                                 (8,353)
Other Liabilities                                                               (894)
                                                                           ----------
                                                                              (4,674)
                                                                           ----------
-------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------
Applicable to 20,875,147 outstanding $.001
   par value shares of beneficial interest
   (unlimited authorization)                                                $258,179
=====================================================================================

NET ASSET VALUE PER SHARE                                                     $12.37
=====================================================================================

- See Note A in Notes to Financial Statements.

* Non-income-producing security.


-----------------------------------------------------------------------------------------

                                                       AMOUNT                       PER
                                                        (000)                     SHARE
-----------------------------------------------------------------------------------------
 AT DECEMBER 31, 2001, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------
 Paid-in Capital                                    $270,681                     $12.97
 Undistributed Net
   Investment Income--Note E                           5,443                        .26
 Accumulated Net
   Realized Losses--Note E                            (4,161)                      (.20)
 Unrealized Appreciation
   (Depreciation)--Note F
   Investment Securities                             (16,626)                      (.80)
   Foreign Currencies and
       Forward Currency Contracts                      2,842                        .14
-----------------------------------------------------------------------------------------
 NET ASSETS                                         $258,179                     $12.37
=========================================================================================

-------------------------------------------------------------------------------------
                                                                              MARKET
                                                                              VALUE-
REIT INDEX PORTFOLIO                                  SHARES                   (000)
-------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (97.8%)
-------------------------------------------------------------------------------------
   Equity Office Properties
     Trust REIT                                      295,217                $  8,880
   Equity Residential Properties
     Trust REIT                                      192,488                   5,526
   Simon Property Group, Inc. REIT                   122,690                   3,599
   Archstone-Smith Trust REIT                        122,579                   3,224
   Vornado Realty Trust REIT                          69,490                   2,891
   Public Storage, Inc. REIT                          81,146                   2,710
   ProLogis Trust REIT                               124,610                   2,680
   Boston Properties, Inc. REIT                       64,800                   2,462
   Apartment Investment &
     Management Co. Class A REIT                      52,970                   2,422
   Avalonbay Communities, Inc. REIT                   48,700                   2,304
   Duke Realty Corp REIT                              92,978                   2,262
   Kimco Realty Corp. REIT                            68,790                   2,249
   Host Marriott Corp. REIT                          187,700                   1,689
   General Growth Properties
     Inc. REIT                                        43,200                   1,676
   AMB Property Corp. REIT                            60,800                   1,581
   Liberty Property Trust REIT                        52,100                   1,555
   Rouse Co. REIT                                     49,350                   1,445
   Crescent Real Estate, Inc. REIT                    77,700                   1,407
   CarrAmerica Realty Corp. REIT                      44,750                   1,347
   Hospitality Properties Trust REIT                  44,700                   1,319
   Mack-Cali Realty Corp. REIT                        40,250                   1,249
   Arden Realty Group, Inc. REIT                      45,450                   1,204
   New Plan Excel Realty Trust REIT                   62,500                   1,191
   Regency Centers Corp. REIT                         41,300                   1,146
   Weingarten Realty Investors REIT                   23,100                   1,109
   Camden Property Trust REIT                         29,200                   1,072
   United Dominion Realty Trust REIT                  71,800                   1,034
   BRE Properties Inc. Class A REIT                   33,100                   1,025
   Highwood Properties, Inc. REIT                     38,610                   1,002
   Post Properties, Inc. REIT                         27,500                     977
   First Industrial Realty Trust REIT                 28,300                     880
   Cousins Properties, Inc. REIT                      35,650                     868
   Storage USA, Inc. REIT                             19,500                     821
   CenterPoint Properties Corp. REIT                  16,300                     812
   HRPT Properties Trust REIT                         92,500                     801
   Reckson Associates Realty
     Corp. REIT                                       33,700                     787
   Developers Diversified Realty
     Corp. REIT                                       39,350                     752
   Prentiss Properties Trust REIT                     26,200                     719
   Washington REIT                                    27,500                     685
   Shurgard Storage Centers, Inc.
     Class A REIT                                     21,200                     678
   Realty Income Corp. REIT                           22,900                     673
   Pan Pacific Retail Properties,
     Inc. REIT                                        22,992                     660
   Federal Realty Investment
     Trust REIT                                       28,600                     658
   SL Green Realty Corp. REIT                         21,400                     657
   Essex Property Trust, Inc. REIT                    13,100                     647
   The Macerich Co. REIT                              24,100                     641
   FelCor Lodging Trust, Inc. REIT                    37,800                     632
   Chateau Communities, Inc. REIT                     20,600                     616
   Chelsea Property Group REIT                        12,000                     589
   CBL & Associates Properties,
     Inc. REIT                                        18,310                     577
   Taubman Co. REIT                                   36,500                     542
   Brandywine Realty Trust REIT                       25,400                     535
   Gables Residential Trust REIT                      17,300                     512
   Kilroy Realty Corp. REIT                           19,470                     512
   PS Business Parks, Inc. REIT                       16,100                     507
   Home Properties of New York,
     Inc. REIT                                        15,600                     493
   Manufactured Home
     Communities, Inc. REIT                           15,300                     478
   Alexandria Real Estate Equities,
     Inc. REIT                                        11,600                     477
   Summit Properties, Inc. REIT                       19,000                     475
   Mills Corp. REIT                                   17,500                     463
   Sun Communities, Inc. REIT                         12,400                     462
   Colonial Properties Trust REIT                     14,800                     461
   MeriStar Hospitality Corp. REIT                    31,500                     447
   Glimcher Realty Trust REIT                         21,400                     403
   Glenborough Realty Trust,
     Inc. REIT                                        19,500                     378
   Cornerstone Realty Income
     Trust, Inc. REIT                                 33,300                     378
   Capital Automotive REIT                            18,200                     362
   Commercial Net Lease
     Realty REIT                                      25,974                     338
   Mid-America Apartment
     Communities, Inc. REIT                           12,500                     329
   AMLI Residential Properties
     Trust REIT                                       12,700                     320
   Koger Equity, Inc. REIT                            19,200                     313
   JDN Realty Corp. REIT                              23,800                     293
   JP Realty Inc. REIT                                11,800                     281
   Bedford Property Investors,
     Inc. REIT                                        12,100                     272
   Sovran Self Storage, Inc. REIT                      8,700                     271
   Pennsylvania REIT                                  11,200                     260
   EastGroup Properties, Inc. REIT                    11,200                     258
   Innkeepers USA Trust REIT                          25,200                     247
   Lexington Corporate Properties
     Trust REIT                                       15,710                     244
   Town & Country Trust REIT                          11,500                     240
   IRT Property Co. REIT                              22,000                     233
   Parkway Properties Inc. REIT                        6,700                     222
   Saul Centers, Inc. REIT                            10,200                     218
   RFS Hotel Investors, Inc. REIT                     18,200                     207
   Entertainment Properties
     Trust REIT                                       10,600                     205
   Great Lakes, Inc. REIT                             12,100                     194

--------------------------------------------------------------------------------------
                                                                              MARKET
                                                                              VALUE-
REIT INDEX PORTFOLIO                                  SHARES                   (000)
--------------------------------------------------------------------------------------
   Kramont Realty Trust REIT                          13,100                 $   191
   U.S. Restaurant Properties,
     Inc. REIT                                        13,100                     191
   Equity Inns, Inc. REIT                             26,400                     175
   Corporate Office Properties
     Trust, Inc. REIT                                 14,600                     173
   Mid Atlantic Realty Trust REIT                     10,400                     162
   Investors Real Estate Trust REIT                   17,200                     162
   Mission West Properties Inc. REIT                  12,200                     155
   LaSalle Hotel Properties REIT                      13,000                     153
   Crown American Realty
     Trust REIT                                       18,950                     148
   Keystone Property Trust REIT                       10,800                     141
   Equity One, Inc. REIT                               9,500                     131
   Associated Estates Realty
     Corp. REIT                                       13,300                     122
   Tanger Factory Outlet Centers,
     Inc. REIT                                         5,600                     117
   Boykin Lodging Co. REIT                            12,900                     103
   Prime Group Realty Trust REIT                      10,700                      99
   Winston Hotels, Inc. REIT                          12,200                      94
   National Golf Properties, Inc. REIT                 8,800                      78
   American Land Lease, Inc. REIT                      5,840                      77
   Reckson Associates Realty
     Corp. Class B REIT                                1,756                      45
*  Commercial Net Lease
     Realty 9% Pfd. REIT                               1,367                      31
   Pacific Gulf Properties, Inc. REIT                 16,300                      27
--------------------------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
   (COST $86,725)                                                             93,795
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                                        FACE
                                                      AMOUNT
                                                       (000)
--------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.0%)
--------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   1.69%, 1/2/2002--Note G                            $1,530                   1,530
   1.75%, 1/2/2002                                     2,332                   2,332
--------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $3,862)                                                               3,862
--------------------------------------------------------------------------------------

TOTAL INVESTMENTS (101.8%)
   (COST $90,587)                                                             97,657
--------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                                               MARKET
                                                                               VALUE-
                                                                                (000)
-------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.8%)
-------------------------------------------------------------------------------------
Other Assets--Note C                                                        $  1,275
Liabilities--Note G                                                           (2,997)
                                                                           ----------
                                                                              (1,722)
                                                                           ----------
-------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------
Applicable to 7,361,368 outstanding $.001
   par value shares of beneficial interest
   (unlimited authorization)                                                 $95,935
=====================================================================================

NET ASSET VALUE PER SHARE                                                     $13.03
=====================================================================================

- See Note A in Notes to Financial Statements.

* Non-income-producing security. New issue that has not paid a dividend as of December 31, 2001.

REIT--Real Estate Investment Trust.

----------------------------------------------------------------------------------------
 AT DECEMBER 31, 2001, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------------
                                                      AMOUNT                        PER
                                                       (000)                      SHARE
----------------------------------------------------------------------------------------
 Paid-in Capital                                     $83,010                     $11.28
 Undistributed Net
   Investment Income                                   5,155                        .70
 Accumulated Net Realized
   Gains--Note E                                         700                        .09
 Unrealized Appreciation--Note F                       7,070                        .96
----------------------------------------------------------------------------------------
 NET ASSETS                                          $95,935                     $13.03
========================================================================================

(C) 2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

F690 022002